[AMERICAN GENERAL LIFE COMPANIES LOGO]


                                               LAUREN W. JONES
                                               VICE PRESIDENT AND CHIEF COUNSEL,
                                               BUSINESS LINES LEGAL
                                               Direct Line (713) 831-8470
                                               FAX (713) 620-3878
                                               E-mail: Laurie.Jones@aglife.com

                                 April 30, 2012

BY EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street N.E.
Washington, D.C. 20549

     Re:   American General Life Insurance Company of Delaware and
           Variable Account II of American General Life Insurance Company of
                  Delaware ("Registrant")
           Executive Advantage(R) - VUL
           File No. 333-34199 and No. 811-04867
           CIK No. 0000803466

Dear Ladies and Gentlemen:

     As Vice  President  and Chief  Counsel,  Business  Lines  Legal of American
General Life Insurance Company of Delaware ("AGL of Delaware") and counsel to AGL of Delaware, as the depositor for the Registrant and on behalf of the Registrant, I am transmitting for filing with the Commission pursuant to the Securities Act of 1933 (the "1933 Act") and Rule 101(a) of Regulation S-T, a conformed electronic format copy of Post-Effective Amendment No. 27, which also constitutes Amendment No. 19 under the Investment Company Act of 1940, to Registrant's Form N-6 Registration Statement for Executive Advantage variable universal life policies.

     Any questions or comments about the filing should be addressed to the undersigned at the above referenced number.

                                             Very truly yours,


                                             LAUREN W. JONES




               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                  2919 Allen Parkway, L4-01 . Houston, TX 77019

                                                     Registration Nos. 333-34199
                                                                       811-04867

     As filed with the Securities and Exchange Commission on April 30, 2012

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ X ]

     Pre-effective Amendment No.        [    ]

     Post-Effective Amendment No.       [ 27 ]

                                        and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

     Amendment No.                      [ 19 ]                            [ X ]

                             VARIABLE ACCOUNT II OF
               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                           (Exact Name of Registrant)

               AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                               (Name of Depositor)

                                 405 King Street
                           Wilmington, Delaware 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, including Area Code)

                              Lauren W. Jones, Esq.
                        Vice President and Chief Counsel
               American General Life Insurance Company of Delaware
                            2919 Allen Parkway, L4-01
                            Houston, Texas 77019-2111
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective

     [   ] immediately upon filing pursuant to paragraph (b)

     [ X ] on April 30, 2012 pursuant to paragraph (b)

     [   ] 60 days after filing pursuant to paragraph (a)(1)

     [   ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(R)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE through its Variable Account II

                           THIS PROSPECTUS IS DATED
                                APRIL 30, 2012

American General Life Insurance Company of Delaware ("AGL of Delaware") is offering life insurance coverage under the Executive Advantage(R) group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the BENEFICIARY. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact AGL of Delaware, please see page 5.

The Index of Special Words and Phrases on page 53 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The GUARANTEED ACCOUNT is part of our general account. You can use AGL of Delaware's Variable Account II ("VARIABLE ACCOUNT") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..   AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
    V.I.")

..   AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
    VPS")

..   American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

..   BlackRock Variable Series Funds, Inc. ("BlackRock")

..   Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..   Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
    VIP")

..   Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")

..   JPMorgan Insurance Trust ("JPMorgan IT")

..   Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..   PIMCO Variable Insurance Trust ("PIMCO VIT")

..   The Universal Institutional Funds, Inc. ("UIF")

..   VALIC Company I ("VALIC Co. I")

..   Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your AGL of Delaware representative or from our ADMINISTRATIVE CENTER shown on page 5 of this prospectus.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS



    THE MERGER..........................................................  6
    POLICY BENEFITS/RISKS SUMMARY.......................................  6
    POLICY BENEFITS.....................................................  6
       DEATH BENEFIT....................................................  6
           DEATH BENEFIT PROCEEDS.......................................  6
           DEATH BENEFIT OPTIONS........................................  6
       FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS.  7
           FULL SURRENDERS..............................................  7
           PARTIAL SURRENDERS...........................................  7
           TRANSFERS....................................................  7
           LOANS........................................................  7
       PREMIUMS.........................................................  7
           FLEXIBILITY OF PREMIUMS......................................  7
           FREE LOOK....................................................  7
       THE POLICY.......................................................  8
           OWNERSHIP RIGHTS.............................................  8
           VARIABLE ACCOUNT.............................................  8
           GUARANTEED ACCOUNT...........................................  8
           ACCOUNT VALUE................................................  8
           PAYMENT OPTIONS..............................................  8
           TAX BENEFITS.................................................  8
       SUPPLEMENTAL BENEFITS AND RIDERS.................................  8
    POLICY RISKS........................................................  9
       INVESTMENT RISK..................................................  9
       RISK OF LAPSE....................................................  9
       TAX RISKS........................................................  9
       PARTIAL SURRENDER AND FULL SURRENDER RISKS....................... 10
       POLICY LOAN RISKS................................................ 10
    PORTFOLIO RISKS..................................................... 10
    TABLES OF CHARGES................................................... 11
    GENERAL INFORMATION................................................. 16
       AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE.............. 16
       THE VARIABLE ACCOUNT............................................. 17
       GUARANTEE OF INSURANCE OBLIGATIONS............................... 17
       ADDITIONAL INFORMATION........................................... 17
       COMMUNICATION WITH AGL OF DELAWARE............................... 18
           ADMINISTRATIVE CENTER........................................ 18
           GENERAL...................................................... 18
       APPLYING FOR A POLICY............................................ 18
           OUR AGE REQUIREMENT FOR THE INSURED.......................... 18
           THE MINIMUM FACE AMOUNT...................................... 18
           WE REQUIRE A MINIMUM INITIAL PREMIUM......................... 18
           WHEN YOUR COVERAGE WILL BE EFFECTIVE......................... 18
           GENERAL...................................................... 18
       VARIABLE INVESTMENT OPTIONS...................................... 19
       GUARANTEED INVESTMENT OPTION..................................... 21
       GUARANTEED ACCOUNT VALUE......................................... 22
       VOTING PRIVILEGES................................................ 22
       ILLUSTRATIONS.................................................... 23

POLICY FEATURES............................................................ 23
   DEATH BENEFITS.......................................................... 23
       YOUR FACE AMOUNT OF INSURANCE....................................... 23
       YOUR DEATH BENEFIT.................................................. 24
       LIFE INSURANCE PROCEEDS............................................. 24
       PAYMENT OF LIFE INSURANCE PROCEEDS.................................. 24
       AMOUNT OF LIFE INSURANCE PROCEEDS................................... 24
   TAX QUALIFICATION OPTIONS............................................... 25
   CHANGES IN DEATH BENEFIT OPTIONS........................................ 25
       HOW TO REQUEST A CHANGE............................................. 25
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE................... 25
   PREMIUM PAYMENTS........................................................ 26
       RESTRICTIONS ON PREMIUM............................................. 26
       MINIMUM INITIAL PREMIUM............................................. 26
       PLANNED PERIODIC PREMIUM............................................ 26
       ADDITIONAL PREMIUM.................................................. 26
       EFFECT OF PREMIUM PAYMENTS.......................................... 26
       GRACE PERIOD........................................................ 27
       PREMIUM ALLOCATIONS................................................. 27
       ALLOCATION RULES.................................................... 27
       CREDITING PREMIUM................................................... 27
       FUTURE PREMIUM PAYMENTS............................................. 28
   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER................. 28
   DETERMINING THE ACCOUNT VALUE........................................... 28
   ACCOUNT VALUE IN THE SUBACCOUNTS........................................ 29
       ACCUMULATION UNIT VALUES............................................ 29
       NET INVESTMENT FACTOR............................................... 29
       GUARANTEED ACCOUNT VALUE............................................ 29
       NET ACCOUNT VALUE................................................... 30
       CASH SURRENDER VALUE................................................ 30
       NET CASH SURRENDER VALUE............................................ 30
   TRANSFERS............................................................... 30
       MINIMUM AMOUNT OF TRANSFER.......................................... 30
       FORM OF TRANSFER REQUEST............................................ 30
       TRANSFERS FROM THE GUARANTEED ACCOUNT............................... 30
       DATE WE PROCESS YOUR TRANSFER REQUEST............................... 30
       NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE....................... 30
   DOLLAR COST AVERAGING................................................... 31
       PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS........... 31
   MARKET TIMING........................................................... 31
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS. 33
   CHANGING THE FACE AMOUNT OF INSURANCE................................... 33
       CHANGES IN FACE AMOUNT.............................................. 33
       INCREASES IN FACE AMOUNT............................................ 33
       DECREASES IN FACE AMOUNT............................................ 33
       CONSEQUENCES OF A CHANGE IN FACE AMOUNT............................. 34
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS....................... 34
       VALUATION DATES, TIMES, AND PERIODS................................. 34
       FUND PRICING........................................................ 34
       DATE OF RECEIPT..................................................... 34
       COMMENCEMENT OF INSURANCE COVERAGE.................................. 34

       ISSUE DATE; POLICY MONTHS AND YEARS..................................... 34
       MONTHLY DEDUCTION DAYS.................................................. 34
       COMMENCEMENT OF INVESTMENT PERFORMANCE.................................. 34
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE..... 35
   REPORTS TO POLICY OWNERS.................................................... 35
POLICY TRANSACTIONS............................................................ 36
   WITHDRAWING POLICY INVESTMENTS.............................................. 36
       FULL SURRENDER.......................................................... 36
       PARTIAL SURRENDER....................................................... 36
       LOANS................................................................... 36
       MAXIMUM LOAN AMOUNT..................................................... 36
       INTEREST................................................................ 36
       LOAN ACCOUNT............................................................ 37
       EFFECT OF A LOAN........................................................ 37
       OUTSTANDING LOAN........................................................ 37
       LOAN REPAYMENT.......................................................... 37
   MATURITY OF YOUR POLICY..................................................... 37
   TAX CONSIDERATIONS.......................................................... 37
POLICY PAYMENTS................................................................ 38
   PAYMENT OPTIONS............................................................. 38
       CHANGE OF PAYMENT OPTION................................................ 38
       TAX IMPACT.............................................................. 38
   THE BENEFICIARY............................................................. 38
   ASSIGNMENT OF A POLICY...................................................... 38
   PAYMENT OF PROCEEDS......................................................... 38
       GENERAL................................................................. 38
       DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS............................. 38
       DELAY FOR CHECK CLEARANCE............................................... 39
       DELAY OF VARIABLE ACCOUNT PROCEEDS...................................... 39
       DELAY TO CHALLENGE COVERAGE............................................. 39
       DELAY REQUIRED UNDER APPLICABLE LAW..................................... 39
ADDITIONAL RIGHTS THAT WE HAVE................................................. 39
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS................. 40
       UNDERWRITING AND PREMIUM CLASSES........................................ 40
       POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS........................... 40
       STATE LAW REQUIREMENTS.................................................. 40
       EXPENSES OR RISKS....................................................... 40
       UNDERLYING INVESTMENTS.................................................. 40
CHARGES UNDER THE POLICY....................................................... 40
   DEDUCTIONS FROM PREMIUM..................................................... 41
       MONTHLY DEDUCTION FROM ACCOUNT VALUE.................................... 41
       ADMINISTRATIVE CHARGE................................................... 41
       COST OF INSURANCE CHARGE................................................ 42
   DEDUCTIONS AND MONEY MARKET SUBACCOUNT...................................... 42
   NET AMOUNT AT RISK.......................................................... 42
       RATE CLASSES FOR INSUREDS............................................... 42
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS......... 43
   DEDUCTION FROM VARIABLE ACCOUNT ASSETS...................................... 43
   DEDUCTIONS UPON POLICY TRANSACTIONS......................................... 44
       TRANSFER CHARGE......................................................... 44
       SURRENDER CHARGE........................................................ 44

       SURRENDER CHARGE CALCULATION......................................... 44
       SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE AMOUNT..... 44
       PARTIAL SURRENDER CHARGE............................................. 45
       PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT.............. 45
       PARTIAL SURRENDER PROCESSING FEE..................................... 45
       DISCOUNT PURCHASE PROGRAMS........................................... 45
OTHER POLICY PROVISIONS..................................................... 45
   RIGHT TO EXCHANGE........................................................ 45
   MORE ABOUT POLICY CHARGES................................................ 46
       PURPOSE OF OUR CHARGES............................................... 46
       GENERAL.............................................................. 46
   ACCOUNT VALUE............................................................ 46
       YOUR ACCOUNT VALUE................................................... 46
       YOUR INVESTMENT OPTIONS.............................................. 46
       THE GUARANTEED ACCOUNT............................................... 47
POLICY LAPSE AND REINSTATEMENT.............................................. 47
   REINSTATEMENT............................................................ 47
FEDERAL INCOME TAX CONSIDERATIONS........................................... 48
   TAX STATUS OF THE POLICY................................................. 48
   AGL OF DELAWARE.......................................................... 48
   DIVERSIFICATION AND INVESTOR CONTROL..................................... 48
   TAX TREATMENT OF THE POLICY.............................................. 49
   TAX TREATMENT OF POLICY BENEFITS IN GENERAL.............................. 49
   PRE-DEATH DISTRIBUTION................................................... 49
   POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.................. 49
   MODIFIED ENDOWMENT CONTRACTS............................................. 50
   INTEREST ON LOANS........................................................ 50
   POLICY EXCHANGES AND MODIFICATIONS....................................... 51
   WITHHOLDING.............................................................. 51
   CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS.......... 51
   POSSIBLE CHARGE FOR AGL OF DELAWARE'S TAXES.............................. 51
LEGAL PROCEEDINGS........................................................... 51
FINANCIAL STATEMENTS........................................................ 51
REGISTRATION STATEMENTS..................................................... 52
INDEX OF SPECIAL WORDS AND PHRASES.......................................... 53
APPENDIX A.................................................................. 55



CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE AGL OF DELAWARE EXECUTIVE ADVANTAGE POLICIES:



       ADMINISTRATIVE CENTER:           HOME OFFICE:
       ----------------------           ------------
       American General Life Insurance  American General Life Insurance
       Company of Delaware              Company of Delaware
       405 King Street, 4/th/ Floor     405 King Street
       Wilmington, Delaware 19801       Wilmington, Delaware 19801
       1-302-575-5245                   1-302-575-5245

                                  THE MERGER

   On December 31, 2012, AGL of Delaware intends to merge with and into American General Life Insurance Company ("AGL"), with AGL being the surviving insurance company. AGL is an affiliate of AGL of Delaware and is also an indirect, wholly owned subsidiary of American International Group, Inc. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments. In addition, we will file new registration statements with the Securities and Exchange Commission changing the issuer of your Policy to AGL.

   On the effective date of merger, the variable accounts will be separate accounts of AGL, and the commitments under the Policies originally issued by AGL of Delaware will be those of AGL. Your rights and obligations under your Policy will not change after the merger is complete.

                         POLICY BENEFITS/RISKS SUMMARY

   Any Policies issued January 1, 2009 and thereafter comply with the 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO tables"). Please see "Tax Treatment of the Policy" on page 49.

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   You may allocate your ACCOUNT VALUE among the 36 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the INSURED person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "FACE AMOUNT" of insurance.

..   Death Benefit Options: You must choose one of the two death benefit options when you apply for your Policy:

      .   Level Death Benefit Option or

      .   Increasing Death Benefit Option

    For the Level Death Benefit Option, the death benefit will be the greater of:

      .   Face Amount; or

      . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

    You should consider this death benefit option if you want to minimize your cost of insurance.

    For the Increasing Death Benefit Option, the death benefit will be the greater of:

      .   Face Amount plus the Account Value; or

      . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

    You should consider this death benefit option if you want your death benefit to increase with your Account Value.

    Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Tax Qualification Options" on page 25.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   FULL SURRENDERS: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your NET CASH SURRENDER VALUE. A surrender charge may apply. See "Surrender Charge" on page 44. You cannot reinstate a surrendered Policy. A FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

..   PARTIAL SURRENDERS: We will not allow a partial surrender during the first
    Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..   TRANSFERS: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..   LOANS: You may take a loan from your Policy at any time after the first
    Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any OUTSTANDING LOAN at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the LOAN ACCOUNT) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   FREE LOOK: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

       The free look period generally expires the later of:

   .   10 days after you receive the Policy, or

   .   45 days after you sign Part I of the application.

THE POLICY

..   OWNERSHIP RIGHTS: While the Insured person is living, you, as the OWNER of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..   VARIABLE ACCOUNT: You may direct the money in your Policy to any of the available variable investment options of the Variable Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   GUARANTEED ACCOUNT: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..   ACCOUNT VALUE: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center. See "Payment Options" on page 38.

..   TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer no supplemental benefits or riders with this Policy.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any CASH SURRENDER VALUE. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no Cash Surrender Value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

   If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCOUNT VALUE.

   If you allocate NET PREMIUMS to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

   If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the LIFE INSURANCE PROCEEDS to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 48.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to help meet long-term financial goals.

A PARTIAL SURRENDER OR FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

   We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   AGL of Delaware may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL of Delaware representative about our other policies.

   The following tables describe the transaction fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.



                                               TRANSACTION FEES
                                               ----------------
                                                                MAXIMUM GUARANTEED
CHARGE                       WHEN CHARGE IS DEDUCTED                  CHARGE               CURRENT CHARGE
------               ---------------------------------------  ------------------------ ------------------------
STATUTORY PREMIUM    Upon receipt of each premium payment     3.5%/1/ of each premium  3.5%/1/ of each premium
  TAX CHARGE                                                  payment                  payment

DAC TAX CHARGE       Upon receipt of each premium payment     1.0%                     0%

PREMIUM EXPENSE      Upon receipt of each premium payment     9.0% of the amount of    9.0% of the amount of
  CHARGE                                                      each premium payment     each premium payment

--------

/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                                                  TRANSACTION FEES
                                                  ----------------
                                          WHEN CHARGE IS
CHARGE                                      DEDUCTED               MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
------                           --------------------------------- -------------------------  ----------------------
SURRENDER CHARGE

   Maximum Charge/1/             Upon a partial surrender or a      $48 per $1,000 of Face    $0 per $1,000 of Face
                                 full surrender of your Policy/2/   Amount                    Amount

   Minimum Charge/3/             Upon a partial surrender or a      $13 per $1,000 of Face    $0 per $1,000 of Face
                                 full surrender of your Policy/2/   Amount                    Amount

   Example Charge - for the      Upon a partial surrender or a      $26 per $1,000 of Face    $0 per $1,000 of Face
   first Policy year - for a     full surrender of your Policy/2/   Amount                    Amount
   45 year old male,
   nonsmoker with a Face
   Amount of $100,000

--------

/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Maximum Charge is for a male, smoker, age 55 at the Policy's ISSUE DATE, with a Face Amount of $100,000.
/2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's Face Amount. The Surrender Charge attributable to an increase in the Policy's Face Amount applies only to the increase in Face Amount. The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Minimum Charge is for a female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

                                       TRANSACTION FEES
                                       ----------------
                               WHEN CHARGE IS     MAXIMUM          CURRENT
CHARGE                            DEDUCTED    GUARANTEED CHARGE    CHARGE
------                         -------------- -----------------  --------

PARTIAL SURRENDER PROCESSING   Upon a          The lesser of     $0
  FEE                          partial         $25 or 2.0% of
                               surrender of    the amount of
                               your Policy     the partial
                                               surrender

TRANSFER FEE                   Upon a          $25 for each      $25 for
                               transfer of     transfer/1/       each
                               Account                           transfer/1/
                               Value

POLICY OWNER ADDITIONAL        Upon each       $25               $0
  ILLUSTRATION CHARGE          request for a
                               Policy
                               illustration
                               after the
                               first in a
                               Policy year

FLAT MONTHLY CHARGE            Monthly, at     $10               $7
                               the
                               beginning
                               of each
                               Policy
                               Month

FIRST YEAR ADMINISTRATIVE      Monthly, at     $25               $0
  CHARGE                       the
                               beginning
                               of each
                               Policy
                               month
                               during the
                               first Policy
                               year

FACE AMOUNT INCREASE CHARGE    Monthly, at     $25               $0
                               the
                               beginning
                               of each
                               Policy
                               month for
                               the 12
                               months
                               immediately
                               following
                               the effective
                               date of the
                               increase

--------

/1/  The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.



                                                       PERIODIC CHARGES
                                             (OTHER THAN FUND FEES AND EXPENSES)
                                               -----------------------------------
                                                    WHEN CHARGE IS                 MAXIMUM GUARANTEED
CHARGE                                                 DEDUCTED                          CHARGE               CURRENT CHARGE
------                                   -------------------------------------  ------------------------ ------------------------
COST OF INSURANCE CHARGE/1/

   Maximum Charge/2/                     Monthly, at the beginning of each      $83.33 per $1,000 of Net $20.72 per $1,000 of Net
                                         Policy month                           Amount at Risk/3/        Amount at Risk

   Minimum Charge/4/                     Monthly, at the beginning of each      $0.08 per $1,000 of Net  $0.02 per $1,000 of Net
                                         Policy month                           Amount at Risk           Amount at Risk

   Example Charge for the first          Monthly, at the beginning of each      $0.29 per $1,000 of Net  $0.05 per $1,000 of Net
     Policy year - for a 45 year old     Policy month                           Amount at Risk           Amount at Risk
     male, nonsmoker, medically
     underwritten with a Face Amount
     of $100,000

MORTALITY AND EXPENSE RISK CHARGE

  Policy years 1-4/5/                    Daily                                  annual effective rate of annual effective rate of
                                                                                1.0% of Account Value    0.65% of Account Value
                                                                                invested in the variable invested in the variable
                                                                                investment options       investment options

POLICY LOAN INTEREST CHARGE              Annually (on your Policy anniversary)  8.0% of the Outstanding  8.0% of the Outstanding
                                                                                Loan balance             Loan balance

--------

/1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.
/2/ The Maximum Charge for both of the maximum guaranteed charge and the current charge occurs during the 12 months following the policy year in which the insured person attains age 99. The policy anniversary on which the insured person attains 100 is the Policy's maximum maturity date. The Maximum Charge is for a guaranteed issue male, smoker, age 70 at the Policy's Issue Date, with a Face Amount of $100,000.
/3/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.
/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a medically underwritten female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.
/5/ After the 4/th/ Policy year, the maximum Mortality and Expense Charge will be as follows:

       Policy years 5-20 annual effective rate of 1.00% (guaranteed) and 0.20% (current)

       Policy years 21+ annual effective rate of 1.00% (guaranteed) and 0.15% (current)

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2011. Current and future expenses for the Funds may be higher or lower than those shown.



                                           ANNUAL FUND FEES AND EXPENSES
                                 (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
                                  -------------------------------------------------
CHARGE                                                                                                MAXIMUM MINIMUM
------                                                                                                ------- -------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
  ASSETS INCLUDE MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER EXPENSES)/1/                    1.61%   0.10%



Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

1 Currently 6 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2013. The impact of contractual reimbursements or fee waivers is as follows:



CHARGE                                                                       MAXIMUM MINIMUM
------                                                                       ------- -------
Total Annual Fund Operating Expenses for all of the Funds After Contractual
  Reimbursement or Fee Waiver                                                 1.60%   0.10%

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

   American General Life Insurance Company of Delaware ("AGL of Delaware") is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. AGL of Delaware's home office address is 405 King Street, 4/th/ Floor, Wilmington, Delaware 19801. AGL of Delaware was incorporated in 1962. AGL of Delaware is a wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   AGL of Delaware is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL of Delaware is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require AGL of Delaware to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL of Delaware's operations.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL of Delaware.

   Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company.

   On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately
79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.

   On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.

   As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

   The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on June 5, 1986. It is used to support the Policy and other variable universal life insurance policies, and used for other permitted purposes. The Variable Account is registered with the SEC as a unit investment trust under the federal securities laws and qualifies as a "Variable Account" within the meaning of these laws.

   We own the assets in the Variable Account. The Variable Account is divided into subaccounts. The Variable Account may include other subaccounts which are not available under the Policy.

   The assets in the Variable Account may not be used to pay any liabilities of AGL of Delaware other than those arising from the Policies, and AGL of Delaware is obligated to pay all amounts due the Policy Owners under the Policies.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with an Issue Date prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AGL of Delaware. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with an Issue Date later than the Point of Termination. The Guarantee will continue to cover Policies with an Issue Date earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL OF DELAWARE

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your AGL of Delaware representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL of Delaware's addresses under "Contact Information" on page 5 of this prospectus.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

APPLYING FOR A POLICY

   To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the death benefit option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

   OUR AGE REQUIREMENT FOR THE INSURED. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

   THE MINIMUM FACE AMOUNT. The Face Amount must be at least $50,000, for each Insured.

   WE REQUIRE A MINIMUM INITIAL PREMIUM. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

   We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

   WHEN YOUR COVERAGE WILL BE EFFECTIVE. Your Policy will become effective after:

   .   We accept your application;

   .   We receive an initial premium payment in an amount we determine; and

   .   We have completed our review of your application to our satisfaction.

   GENERAL. You should mail checks (or use express delivery, if you wish) for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   You must make the following requests in writing:

      .   transfer of Account Value;

      .   loan;

      .   full surrender;

      .   partial surrender;

      .   change of Beneficiary or contingent Beneficiary;

      .   change of allocation percentages for premium payments;

      .   change of allocation percentages for Policy deductions;

      .   loan repayments or loan interest payments;

      .   change of death benefit option or manner of death benefit payment;

      .   change in Face Amount;

      . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; and

      .   tax withholding elections.

   You should mail these requests (or use express delivery, if you wish) to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL of Delaware representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

   We divided the Variable Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with footnotes next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.



                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
 -------------------------------------  -------------------------------------
 AllianceBernstein VPS Growth and       AllianceBernstein L.P.
 Income Portfolio - Class A

 AllianceBernstein VPS Growth           AllianceBernstein L.P.
 Portfolio - Class A

 AllianceBernstein VPS Large Cap        AllianceBernstein L.P.
 Growth Portfolio - Class A

 AllianceBernstein VPS Small Cap        AllianceBernstein L.P.
 Growth Portfolio - Class A/1/

 American Century(R) VP                 American Century Investment
 Income & Growth Fund - Class I         Management, Inc.

 American Century(R) VP International   American Century Investment
 Fund - Class I                         Management, Inc.

 BlackRock Basic Value V.I. Fund -      BlackRock Advisors, LLC (BlackRock
 Class I Shares/2/                      Investment Management, LLC)

 BlackRock Capital Appreciation V.I.    BlackRock Advisors, LLC (BlackRock
 Fund - Class I Shares                  Investment Management, LLC)

                                         INVESTMENT ADVISER (SUB-ADVISER, IF
      VARIABLE INVESTMENT OPTIONS                    APPLICABLE)
 -------------------------------------  --------------------------------------
 BlackRock U.S. Government Bond V.I.    BlackRock Advisors, LLC (BlackRock
 Fund - Class I Shares/3/               Financial Management, Inc.)

 BlackRock Value Opportunities V.I.     BlackRock Advisors, LLC (BlackRock
 Fund - Class I Shares/4/               Investment Management, LLC)

 Fidelity(R) VIP Balanced Portfolio -   Fidelity Management & Research
 Initial Class                          Company ("FMR")
                                        (FMR Co., Inc.)
                                        (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Contrafund(R)          FMR
 Portfolio - Initial Class/5/           (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Index 500 Portfolio -  FMR
 Initial Class                          (FMR Co., Inc.)
                                        (Geode Capital Management, LLC)

 Fidelity(R) VIP Money Market           FMR
 Portfolio - Initial Class              (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

 Franklin Templeton VIP Templeton       Templeton Asset Management Ltd.
 Developing Markets Securities Fund -
 Class 2/6/

 Franklin Templeton VIP Templeton       Templeton Investment Counsel, LLC
 Foreign Securities Fund - Class 2/7/

 Franklin Templeton VIP Templeton       Templeton Global Advisors Limited
 Growth Securities Fund - Class 2       (Templeton Asset Management Ltd.)

 Goldman Sachs VIT Strategic            Goldman Sachs Asset Management
 International Equity Fund -            International
 Institutional Shares/8/

 Goldman Sachs VIT Structured           Goldman Sachs Asset Management, L.P.
 U.S. Equity Fund - Institutional
 Shares/9/

 Invesco V.I. High Yield Fund - Series  Invesco Advisers, Inc.
 I Shares

 Invesco Van Kampen V.I. Mid Cap Value  Invesco Advisers, Inc.
 Fund - Series I Shares

 JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
 - Class 1 Shares

 Neuberger Berman AMT Large Cap Value   Neuberger Berman Management LLC
 Portfolio - Class I Shares/10/         (Neuberger Berman LLC)

 PIMCO VIT High Yield Portfolio -       Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO VIT Long-Term U.S. Government    Pacific Investment Management Company
 Portfolio - Administrative Class       LLC

 PIMCO VIT Real Return Portfolio -      Pacific Investment Management Company
 Administrative Class/11/               LLC

 PIMCO VIT Short-Term Portfolio -       Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO VIT Total Return Portfolio -     Pacific Investment Management Company
 Administrative Class                   LLC

 UIF Core Plus Fixed Income Portfolio   Morgan Stanley Investment Management
 - Class I Shares                       Inc.

 UIF Emerging Markets Equity Portfolio  Morgan Stanley Investment Management
 - Class I Shares                       Inc.
                                        (Morgan Stanley Investment Management
                                        Limited)
                                        (Morgan Stanley Investment Management
                                        Company)

 UIF Mid Cap Growth Portfolio -         Morgan Stanley Investment Management
 Class I Shares                         Inc.

 VALIC Co. I International Equities     VALIC* (PineBridge Investments LLC)
 Fund/12/

 VALIC Co. I Mid Cap Index Fund         VALIC* (SunAmerica Asset Management
                                        Corp.)

 VALIC Co. I Small Cap Index Fund/13/   VALIC* (SunAmerica Asset Management
                                        Corp.)

 Vanguard** VIF Total Bond Market       The Vanguard Group, Inc.
 Index Portfolio

 Vanguard** VIF Total Stock Market      The Vanguard Group, Inc.
 Index Portfolio

--------

/1/ The Fund type for AllianceBernstein VPS Small Cap Growth Portfolio - Class A is long-term growth of capital.
/2/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and secondarily, income.
/3/ The Fund type for BlackRock U.S. Government Bond V.I. Fund - Class I Shares is maximizing total return, consistent with income generation and prudent investment management.

/4/ The Fund type for BlackRock Value Opportunities V.I. Fund - Class I Shares is long-term growth of capital.
/5/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class is long-term capital appreciation.
/6/ The Fund type for Franklin Templeton VIP Templeton Developing Markets Securities Fund - Class 2 is long-term capital appreciation.
/7/  The Fund type for Franklin Templeton VIP Templeton Foreign Securities Fund
     - Class 2 is long-term capital growth.
/8/ The Fund type for Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares is long-term growth of capital.
/9/ The Fund type for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares is long-term growth of capital and dividend income.
/10/ The Fund type for Neuberger Berman AMT Large Cap Value Portfolio is large cap value.
/11/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class
     is maximum real return.
/12/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
/13/ The Fund type for VALIC Co. I. Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

*  "VALIC" means The Variable Annuity Life Insurance Company.
** "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 40.

   We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

   You may transfer Account Value into the Guaranteed Investment Option at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Investment Option in a Policy year. Please see "Transfers from the Guaranteed Account" on page 30.

GUARANTEED ACCOUNT VALUE

   On any VALUATION DATE, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Variable Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Variable Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. AGL of Delaware reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a death benefit option, Face Amount, planned periodic premiums and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

DEATH BENEFITS

   Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

   Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 41.

   Your death benefit. You must choose one of the two death benefit options at the time we issue your Policy.

   .   Level Death Benefit Option; or

   .   Increasing Death Benefit Option.

       For the Level Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount plus the Account Value; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

   .   satisfactory proof of the Insured's death; and

   .   the Policy.

   Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

   We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

   Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

   . the amount of the death benefit determined according to the death benefit option selected; minus

   .   the Outstanding Loan, if any, and accrued loan interest; minus

   .   any overdue monthly deductions if the Insured dies during a Grace Period.

TAX QUALIFICATION OPTIONS

   Section 7702 of the CODE provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

   Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the ATTAINED AGE, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

   The two tax qualification options are:

   .   Guideline Premium/Cash Value Corridor Test.

   .   Cash Value Accumulation Test.

   You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

CHANGES IN DEATH BENEFIT OPTIONS

   If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

   How to request a change. You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

   If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

   If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

   Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

   The change will take effect on the next MONTHLY ANNIVERSARY that coincides with or next follows the date we approve your request.

   Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 48 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

PREMIUM PAYMENTS

   The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

   Restrictions on Premium. We may not accept any premium payment:

   .   If it is less than $50;

   . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

   . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

   Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

   Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

   You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

   At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

   Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

   Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

   Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

   Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

   . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

   . of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

   Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

   We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

   The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

   If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

   If your Policy lapses with an Outstanding Loan you may have taxable income.

   Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

   For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

   Allocation Rules. Your allocation instructions must meet the following requirements:

   .   Each allocation percentage must be a whole number;

   .   Any allocation to a subaccount must be at least 5%; and

   .   the sum of your allocations must equal 100%.

   Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the POLICY DATE. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

   Future Premium Payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

   .   The returns earned by the subaccounts you select.

   .   Interest credited on amounts allocated to the Guaranteed Account.

   We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER

   We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 35 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

DETERMINING THE ACCOUNT VALUE

   On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the ISSUE DATE are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

   On each Valuation Date thereafter, your Account Value is equal to:

   .   Your Account Value held in the subaccounts; and

   .   Your Account Value held in the Guaranteed Account.

   Your Account Value will reflect:

   .   the premiums you pay;

   .   the returns earned by the subaccounts you select;

   .   the interest credited on amounts allocated to the Guaranteed Account;

   .   any loans or partial surrender; and

   .   the Policy expenses we deduct.

ACCOUNT VALUE IN THE SUBACCOUNTS

   We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

   The number of subaccount accumulation units we credit to your Policy will:

   . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount; or

   . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

   Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior VALUATION PERIOD multiplied by the Net Investment Factor for the current Valuation Period.

   Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

   Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

   Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

   Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

   Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

   .   the Cash Surrender Value, less

   .   the Outstanding Loan on that date.

TRANSFERS

   You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

   . Minimum amount of transfer -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

   . Form of transfer request -- You must make a written request unless you have established prior authorization to make transfers by other means we make available;

   . Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

   Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

DOLLAR COST AVERAGING

   Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

   If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

   There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

   Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

   . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

   . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

   We will stop processing automatic transfers if:

   .   The funds in the Money Market subaccount have been depleted;

   . We receive your written request at our Administrative Center to cancel future transfers;

   .   We receive notification of death of the Insured; or

   .   Your Policy goes into the Grace Period.

   Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

MARKET TIMING

   The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy Owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one life insurance policy for another policy or contract.

   We are required to monitor the Policies to determine if a Policy Owner requests:

   . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

   . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

   . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

   . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

   (1) if a Policy Owner requests an exchange out of any variable investment option into the money market investment option, and

   (2) the same Policy Owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

   (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

CHANGING THE FACE AMOUNT OF INSURANCE

   Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

   Increases in Face Amount. Any request for an increase:

   .   Must be for at least $10,000;

   . May not be requested in the same Policy year as another request for an increase; and

   .   May not be requested after the Insured has Attained Age 65.

   A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decreases in Face Amount. Any request for a decrease:

   .   Must be at least $5,000;

   . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

   . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

   Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

   Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

   . If you exercise the right to return your Policy described on page 7 of this prospectus, your coverage will end when you deliver it to your AGL of Delaware representative, or if you mailed it to us, the day it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
       Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   You will receive a confirmation within seven days of the transaction of:

   .   the receipt of any premium;

   .   any change of allocation of premiums;

   .   any transfer between subaccounts;

   .   any loan, interest repayment, or loan repayment;

   .   any partial surrender;

   . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

   .   any exercise of your right to cancel;

   .   an exchange of the Policy;

   .   full surrender of the Policy.

   Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Variable Account.

                              POLICY TRANSACTIONS

   The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 23. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 40.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

   Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

   You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

   Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

   Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

   Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

   When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

   Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

   In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

   If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

   If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

   Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

   . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

   .   accrued interest not yet due.

   Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

MATURITY OF YOUR POLICY

   If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

TAX CONSIDERATIONS

   Please refer to "Federal Income Tax Considerations" on page 48 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

   Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

   Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Variable Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Variable Account, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable;

   .   the SEC by order so permits for the protection of investors; or

   . we are on notice that this policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Variable Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Variable Account under the direction of a committee or discharge such a committee at any time;

   . operate Variable Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Variable Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. See, "Rate Classes for Insureds" on page 42.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL of Delaware is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL of Delaware may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Periodically, we will deduct expenses related to your Policy. We will deduct these:

   .   from premium, Account Value and from subaccount assets; and

   .   upon certain transactions.

   The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

DEDUCTIONS FROM PREMIUM

   We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

   The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

   We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

   In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

   Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

   We will deduct charges on each Monthly Anniversary for:

   .   the administration of your Policy;

   .   the cost of insurance for your Policy; and

   .   the cost associated with mortality and expense risks.

   Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7.00 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

   Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

DEDUCTIONS AND MONEY MARKET SUBACCOUNT

During periods of low short-term interest rates, and in part due to deductions that are assessed as frequently as daily, the yield of the Money Market subaccount may become extremely low and possibly negative. If the daily dividends paid by the underlying Fund for the Money Market subaccount are less than the deductions, the Money Market subaccount's unit value will decrease. In the case of negative yields, your accumulation value in the Money Market subaccount will lose value.

NET AMOUNT AT RISK

   The Net Amount at Risk is calculated as (a) minus (b) where:

   (a) is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

   (b) is the current total Account Value.

   However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

   Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

   .   nonsmoker

   .   smoker

   .   substandard for those involving a higher mortality risk

   At our discretion we may offer this Policy on a guaranteed issue basis.

   We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

   If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by

1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

   In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

   The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

   Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

   Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

   Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

   We will, however, issue the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

DEDUCTION FROM VARIABLE ACCOUNT ASSETS

   Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1.00% of Variable Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1.00% of your Account Value in the subaccounts for the duration of your Policy.

   The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against all policies. AGL of Delaware receives this charge to pay for these mortality and expense risks.

DEDUCTIONS UPON POLICY TRANSACTIONS

   Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. AGL of Delaware receives this charge to help pay for the expense of making the requested transfer.

   Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. AGL of Delaware receives this charge to help recover sales expenses.

   Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

    (a)is equal to the Face Amount divided by $1,000;

    (b)is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

    (c)is a factor based on the Policy year when the surrender occurs as described in the following table:



                              POLICY YEAR  FACTOR
                              -----------  ------
                                  1         100%
                                  2         100%
                                  3         100%
                                  4         100%
                                  5         100%
                                  6          90%
                                  7          80%
                                  8          70%
                                  9          60%
                                 10          50%
                                 11          40%
                                 12          30%
                                 13          20%
                                 14          10%
                                 15+          0%



   A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

   Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

   Partial Surrender Charge. We may deduct a partial surrender charge:

   .   upon a partial surrender; and

   .   if you decrease your Policy's Face Amount.

   We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

   Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

   Partial Surrender Processing Fee. We reserve the right to deduct an administrative processing fee upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

   Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                            OTHER POLICY PROVISIONS

RIGHT TO EXCHANGE

   You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

   .   within 24 months after the Issue Date while the Policy is in force; or

   .   within 24 months of any increase in Face Amount of the Policy; or

   . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

   When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue

Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   AGL of Delaware may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL of Delaware representative about our other policies.

ACCOUNT VALUE

   Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 41 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 19 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 40 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL of Delaware representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

   The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by Variable Accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

   We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

   The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                        POLICY LAPSE AND REINSTATEMENT

REINSTATEMENT

   If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

   . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

   .   Provide evidence of insurability satisfactory to us;

   . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
       (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

   .   Repay or reinstate any loan which existed on the date the Policy ended.

   The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

   We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                       FEDERAL INCOME TAX CONSIDERATIONS

   The following summarizes the current federal income tax law that applies to life insurance in general. This summary does not cover all situations. This summary is based upon our understanding of the current federal income tax laws and current interpretations by the Internal Revenue Service. We cannot predict whether the Internal Revenue Code (the "Code") will change. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

TAX STATUS OF THE POLICY

   A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

AGL OF DELAWARE

   We are taxed as a life insurance company under the Code. For federal tax purposes, the Variable Account and its operations are considered to be part of our operations and are not taxed separately.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Variable Account II, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we have entered into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department issued only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Variable Account II may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Variable Account II, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL of Delaware, and not the owner of a Policy, would be considered the owner of the assets of Variable Account II. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

TAX TREATMENT OF THE POLICY

   Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

   With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

   With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

   If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under Section 7702.

   As of January 1, 2009 all new life insurance policies are required to use the updated 2001 CSO tables for Internal Revenue Code 7702 and 7702A compliance. If NO material non-contractual changes are made to the Policy, the maximum guaranteed cost of insurance rates for this policy will remain based on the 1980 Commissioners' Standard Ordinary mortality and morbidity tables.

TAX TREATMENT OF POLICY BENEFITS IN GENERAL

   This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

PRE-DEATH DISTRIBUTION

   The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

   . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

   . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

   . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

   . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

   . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

   . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

   . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

INTEREST ON LOANS

   Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

POLICY EXCHANGES AND MODIFICATIONS

   Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary. You should consult your own competent, professional tax advisor if you have any questions.

WITHHOLDING

   We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number on the appropriate forms. Special withholding rules apply to payments made to non-resident aliens.

   You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS

   Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

POSSIBLE CHARGE FOR AGL OF DELAWARE'S TAXES

   At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the Policy.

                               LEGAL PROCEEDINGS

   AGL of Delaware is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL of Delaware and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, AGL of Delaware believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on AGL of Delaware's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL of Delaware, the Variable Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial

Statements if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware, 19801 or call us at 1-302-575-5245. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Variable Account, AGL of Delaware and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Variable Account and Guaranteed Account attributable to your Policy.

Administrative Center. 405 King Street, 4th Floor, Wilmington, Delaware 19801.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Variable Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

Variable Account. Variable Account II, a separate investment account of ours.

                                  APPENDIX A

                       MAXIMUM INITIAL SURRENDER CHARGE
                  PER $1,000 OF INITIAL SPECIFIED FACE AMOUNT



               ISSUE AGE   SEX    SMOKER STATUS  SURRENDER CHARGE
               ---------  ------- -------------  ----------------
                  25       Male    Nonsmoker          $16.00
                  35       Male    Nonsmoker           20.00
                  45       Male    Nonsmoker           26.00
                  55       Male    Nonsmoker           38.00
                  65       Male    Nonsmoker           46.00
                  75       Male    Nonsmoker           44.00
                  25       Male     Smoker             18.00
                  35       Male     Smoker             23.00
                  45       Male     Smoker             32.00
                  55       Male     Smoker             48.00
                  65       Male     Smoker             47.00
                  75       Male     Smoker             46.00
                  25      Female   Nonsmoker           14.00
                  35      Female   Nonsmoker           18.00
                  45      Female   Nonsmoker           23.00
                  55      Female   Nonsmoker           33.00
                  65      Female   Nonsmoker           45.00
                  75      Female   Nonsmoker           44.00
                  25      Female    Smoker             16.00
                  35      Female    Smoker             20.00
                  45      Female    Smoker             26.00
                  55      Female    Smoker             37.00
                  65      Female    Smoker             46.00
                  75      Female    Smoker             44.00

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                          AGLC105775 Rev 03/2012
AMERICAN GENERAL
Life Companies





FACTS     WHAT DOES AMERICAN GENERAL LIFE COMPANIES DO WITH YOUR PERSONAL
          INFORMATION?

WHY? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT? The types of personal information we collect and share depend on the product or service you have with us. This information can include:
          . Social Security number and Medical Information
          . Income and Credit History
          . Payment History and Employment Information
          When you are NO LONGER our customer, we continue to share your information as described in this notice.

HOW? All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons American General Life Companies chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information          Does American General    Can you limit
                                                        Life Companies share?    this sharing?
------------------------------------------------------------------------------------------------
FOR OUR EVERYDAY BUSINESS PURPOSES-- such as to
process your transactions, maintain your account(s),
respond to court orders and legal investigations, or             Yes                   No
report to credit bureaus
------------------------------------------------------------------------------------------------

FOR OUR MARKETING PURPOSES-- to offer our products
and services to you                                              Yes                   No

------------------------------------------------------------------------------------------------

FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES               Yes                   No
------------------------------------------------------------------------------------------------

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your transactions and experiences              No              We don't share
------------------------------------------------------------------------------------------------

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your creditworthiness                          No              We don't share
------------------------------------------------------------------------------------------------

FOR NONAFFILIATES TO MARKET TO YOU                               No              We don't share
------------------------------------------------------------------------------------------------
     QUESTIONS?     CALL 800-231-3655 OR GO TO WWW.AMERICANGENERAL.COM

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                          AGLC105775 Rev 03/2012
AMERICAN GENERAL
Life Companies

--------------------------------------------------------------------------------
WHO WE ARE
--------------------------------------------------------------------------------

WHO IS PROVIDING THIS NOTICE?    All American General Life Companies
                                 [a complete list is described below]
--------------------------------------------------------------------------------
WHAT WE DO
--------------------------------------------------------------------------------

HOW DOES AMERICAN GENERAL       To protect your personal information from
LIFE COMPANIES PROTECT MY       unauthorized access and use, we use security
PERSONAL INFORMATION?           measures that comply with federal law. These
                                measures include computer safeguards and secured
                                files and buildings. We restrict access to
                                employees, representatives, agents, or selected
                                third parties who have been trained to handle
                                nonpublic personal information.
--------------------------------------------------------------------------------

HOW DOES AMERICAN GENERAL       We collect your personal information, for
                                example, when you

LIFE COMPANIES COLLECT MY       . apply for insurance or pay insurance premiums
PERSONAL INFORMATION?           . file an insurance claim or give us your
                                income information
                                . provide employment information

                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
--------------------------------------------------------------------------------

WHY CAN'T I LIMIT ALL SHARING?  Federal law gives you the right to limit only

                                . sharing for affiliates' everyday business purposes--information about your creditworthiness
                                . affiliates from using your information to
                                  market to you
                                . sharing for nonaffiliates to market to you

                                State laws and individual companies may give you additional rights to limit sharing.

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

AFFILIATES                      Companies related by common ownership or
                                control. They can be financial and nonfinancial companies.

                                . OUR AFFILIATES INCLUDE THE MEMBER COMPANIES OF AMERICAN INTERNATIONAL GROUP, INC.

NONAFFILIATES                   Companies not related by common ownership or
                                control. They can be financial and nonfinancial companies.

                                . AMERICAN GENERAL LIFE COMPANIES DOES NOT SHARE WITH NONAFFILIATES SO THEY CAN MARKET TO YOU.

JOINT MARKETING                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.

                                . OUR JOINT MARKETING PARTNERS INCLUDE COMPANIES WITH WHICH WE JOINTLY OFFER INSURANCE PRODUCTS, SUCH AS A BANK.
--------------------------------------------------------------------------------
OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies: AGC Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance
Company,   American  General  Equity  Services  Corporation,   American  General
Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company, Delaware American Life Insurance Company, The United States Life Insurance Company in the City of New York, American General Life Insurance Company of Delaware.

AMERICAN GENERAL
Life Companies

For additional information about the Executive Advantage(R) Policies and the Variable Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2012. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware 19801 or call us at 1-302-575-5245. You may also obtain the SAI from your AGL of Delaware representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Variable Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Variable Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
405 King Street, Wilmington, Delaware 19801

EXECUTIVE ADVANTAGE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Policy Form Number     11GVULD997 (sex distinct)
Endorsement Form Number 13GVUL08 (sex distinct)

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company of Delaware ("AGL of Delaware") are its responsibility. AGL of Delaware is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL of Delaware. AGL of Delaware does not solicit business in the state of New York. The Policies are not available in all states.

(C) 2012. ALL RIGHTS RESERVED.                           ICA File No. 811-04867

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                              VARIABLE ACCOUNT II

                            EXECUTIVE ADVANTAGE(R)

           GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                                   POLICIES

                                   ISSUED BY

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

            405 KING STREET, 4TH FLOOR, WILMINGTON, DELAWARE 19801

                           TELEPHONE: 1-302-575-5245

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2012


      This Statement of Additional Information ("SAI") is not a prospectus. It should read in conjunction with the prospectus for American General Life Insurance Company of Delaware Variable Account II (the "Separate Account" or "Variable Account II") dated April 30, 2012, describing the Executive Advantage group flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The description of the Policy or Policies in the related prospectus is fully applicable to your certificate and the use of the word "Policy" or "Policies" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company of Delaware ("AGL of Delaware" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION.......................................................  3

      AGL of Delaware.....................................................  3
      Variable Account II.................................................  3
      National Union Fire Insurance Company of Pittsburgh, Pa.............  3

SERVICES..................................................................  4

DISTRIBUTION OF THE POLICIES..............................................  4

PERFORMANCE INFORMATION...................................................  6

ADDITIONAL INFORMATION ABOUT THE POLICIES.................................  6

          Gender neutral policies.........................................  6
          Cost of insurance rates.........................................  6
          Special purchase plans..........................................  7
          Underwriting procedures and cost of insurance charges...........  7
          Certain arrangements............................................  7
      Guaranteed Investment Option........................................  7
      Adjustments to Death Benefit........................................  8
          Suicide.........................................................  8
          Wrong age or gender.............................................  8
          Death during grace period.......................................  8

ACTUARIAL EXPERT..........................................................  8

MATERIAL CONFLICTS........................................................  8

FINANCIAL STATEMENTS......................................................  9

      Separate Account Financial Statements...............................  9
      AGL of Delaware Financial Statements................................  9
      National Union Statutory Basis Financial Statements................. 10
      American International Group, Inc. Financial Information............ 10

INDEX TO FINANCIAL STATEMENTS............................................. 10

      Variable Account II Financial Statements............................ 10
      AGL of Delaware Financial Statements................................ 11
      National Union Statutory Basis Financial Statements................. 11

                              GENERAL INFORMATION

AGL OF DELAWARE

      Effective in the state of Delaware on December 8, 2009, AGL of Delaware changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. Prior to this name change, the Policies were issued under the name AIG Life Insurance Company.

      We are American General Life Insurance Company of Delaware ("AGL of Delaware"). AGL of Delaware is a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. AGL of Delaware is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

      AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

      American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including USL. The commitments under the Contracts are AGL of Delaware's, and American International Group, Inc. has no legal obligation to back those commitments.

VARIABLE ACCOUNT II

      We hold the Fund shares in which any of your accumulation value is invested in Variable Account II. Variable Account II is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on June 5, 1986.

      For record keeping and financial reporting purposes, Variable Account II is divided into 91 separate "divisions," 36 of which are available under the Policies offered by the Policy prospectus as variable "investment options." Eight of these 36 divisions and the remaining 55 divisions are offered under other AGL of Delaware policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

      The assets in Variable Account II are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL of Delaware other than those arising from the Policies. AGL of Delaware is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

      All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

      National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL of Delaware.

                                   SERVICES

      AGL of Delaware and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. provides services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, 2010 and 2009, AGL of Delaware paid American International Group, Inc. for these services $0, $1,310,085 and $1,201,564, respectively.

      In 2003, American General Life Companies, LLC ("AGLC") started paying for almost all of AGL of Delaware's expenses and allocating these charges back to AGL of Delaware. Previously, most of these expenses, such as payroll expenses, were paid by AGL of Delaware directly. AGL of Delaware, AGLC and American International Group, Inc. are parties to a services agreement. AGL of Delaware and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL of Delaware and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, 2010 and 2009, AGL of Delaware paid AGLC for these services $71,358,073, $65,099,382 and $60,892,128 , respectively.

      AGLC was merged into American General Life Insurance Company ("AGL") at the end of 2011. AGL is an affiliate of AGLD. AGL now provides all services to AGL of Delaware previously provided by AGLC.

      We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

      American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of AGL of Delaware, is the principal underwriter and distributor of the Policies for the Separate Account under a

Distribution Agreement between AGESC and AGL of Delaware. AGESC also acts as principal underwriter for AGL of Delaware's other separate accounts and for the separate accounts of certain AGL of Delaware affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

      The Policies are offered on a continuous basis.

      We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

      Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

      We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

      . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

      . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

      . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

      . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

      . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

      . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

      . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

      Target Premium is the maximum amount of premium to which the first year commission rate applies.

                            PERFORMANCE INFORMATION

      From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

      We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

      We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL of Delaware's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

      The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this Statement, please see the related prospectus.

      GENDER NEUTRAL POLICIES. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

      COST OF INSURANCE RATES. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

      SPECIAL PURCHASE PLANS. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

      UNDERWRITING PROCEDURES AND COST OF INSURANCE CHARGES. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

      Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

      CERTAIN ARRANGEMENTS. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

GUARANTEED INVESTMENT OPTION

      Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account. Unlike the Separate Account, the assets in the Guaranteed Account may be used to pay any liabilities of AGL of Delaware in addition to those arising from the Policies.

      We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

      All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

      We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

      If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

ADJUSTMENTS TO DEATH BENEFIT

      SUICIDE. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

      A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

      WRONG AGE OR GENDER. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

      DEATH DURING GRACE PERIOD. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

      Actuarial matters have been examined by Wayne A. Barnard, who is Senior Vice President and Illustration Actuary of AGL of Delaware. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

      We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL of Delaware, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

      .    state insurance law or federal income tax law changes;

      .    investment management of an investment portfolio changes; or

      . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

      The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

      If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

      When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

      PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account Variable Account II and AGL of Delaware.
PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

      The financial statements of Variable Account II as of December 31, 2011 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL OF DELAWARE FINANCIAL STATEMENTS

      The financial statements of AGL of Delaware as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

      The statutory financial statements of National Union as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

      On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

      The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

      The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

      American International Group, Inc. does not underwrite any insurance policy referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

      You should consider the financial statements of AGL of Delaware that we include in this SAI as bearing on the ability of AGL of Delaware to meet its obligations under the Policies.

      You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor under a guarantee agreement, to meet its obligations under Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

I.    Variable Account II Financial Statements
      ________________________________________

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2011
Statement of Operations for the year ended December 31, 2011
Statement of Changes in Net Assets for the years ended December 31, 2011 and 2010, except as indicated
Notes to Financial Statements

II.   AGL of Delaware Financial Statements
      ____________________________________

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2011 and 2010
Statements of Income (Loss) for the years ended December 31, 2011, 2010 and 2009 Statements of Comprehensive Income (Loss) for the years ended December 31,
2011, 2010 and 2009
Statements of Shareholder's Equity for the years ended December 31, 2011, 2010 and 2009
Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009 Notes to Financial Statements


III.   National Union Statutory Basis Financial Statements
       ____________________________________________________

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2011 and 2010
Statements of Liabilities, Capital and Surplus as of December 31, 2011 and 2010 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2011, 2010 and 2009
Statements of Cash Flow for the years ended December 31, 2011, 2010 and 2009 Notes to Statutory Basis Financial Statements

AMERICAN GENERAL
Life Companies

                                                            Variable Account II
                                              Variable Universal Life Insurance

                                                                           2011

                                                                  Annual Report

                                                              December 31, 2011

                            American General Life Insurance Company of Delaware

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company of Delaware and Policy Owners of American General Life Insurance Company of Delaware Variable Account II

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of American General Life Insurance Company of Delaware Variable Account II at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of American General Life Insurance Company of Delaware; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2011 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 25, 2012

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                      Due from (to)
                                                                                     American General
                                                                       Investment     Life Insurance
                                                                     securities - at    Company of
Sub-accounts                                                           fair value        Delaware      NET ASSETS
------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A          $    214,804     $          - $    214,804
AllianceBernstein Global Thematic Growth Portfolio - Class A               1,072,533                -    1,072,533
AllianceBernstein Growth and Income Portfolio - Class A                    1,373,571                -    1,373,571
AllianceBernstein Growth Portfolio - Class A                               1,513,334                -    1,513,334
AllianceBernstein Intermediate Bond Portfolio - Class A                       50,522                -       50,522
AllianceBernstein Large Cap Growth Portfolio - Class A                       754,333                -      754,333
AllianceBernstein Money Market Portfolio - Class A                           175,790                -      175,790
AllianceBernstein Real Estate Investment Portfolio - Class A                 590,417                -      590,417
AllianceBernstein Small Cap Growth Portfolio - Class A                       378,816                -      378,816
American Century VP Capital Appreciation Fund - Class I                      248,725                -      248,725
American Century VP Income & Growth Fund - Class I                           150,357                -      150,357
Anchor Series Trust Asset Allocation Portfolio - Class 1                     302,672                -      302,672
Anchor Series Trust Capital Appreciation Portfolio - Class 1               2,431,110                -    2,431,110
Anchor Series Trust Government and Quality Bond Portfolio - Class 1          524,041                -      524,041
Anchor Series Trust Growth Portfolio - Class 1                               930,245                -      930,245
Anchor Series Trust Natural Resources Portfolio - Class 1                    826,142                -      826,142
BlackRock Basic Value V.I. Fund - Class I                                          -                -            -
Dreyfus Stock Index Fund, Inc. - Initial Shares                            3,304,407                -    3,304,407
Fidelity VIP Asset Manager Portfolio - Initial Class                         988,841                -      988,841
Fidelity VIP Contrafund Portfolio - Initial Class                          2,025,569                -    2,025,569
Fidelity VIP Growth Portfolio - Initial Class                              2,813,320                -    2,813,320
Fidelity VIP High Income Portfolio - Initial Class                           456,123                -      456,123
Fidelity VIP Index 500 Portfolio - Initial Class                                   -                -            -
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                 730,922                -      730,922
Fidelity VIP Money Market Portfolio - Initial Class                        2,027,826                -    2,027,826
Fidelity VIP Overseas Portfolio - Initial Class                              256,912                -      256,912
Franklin Templeton Templeton Foreign Securities Fund - Class 2                     -                -            -
Invesco V.I. Capital Appreciation Fund - Series I                            417,913                -      417,913
Invesco V.I. International Growth Fund - Series I                            719,412                -      719,412
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                       112,059                -      112,059
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                     113,760                -      113,760
Neuberger Berman AMT Partners Portfolio - Class I                            136,989                -      136,989
Neuberger Berman AMT Short Duration Bond Portfolio - Class I                 126,374                -      126,374
Oppenheimer Global Securities Fund/VA - Non-Service Shares                   462,505                -      462,505
Oppenheimer Main Street Fund/VA - Non-Service Shares                         403,982                -      403,982
PIMCO VIT Real Return Portfolio - Administrative Class                       141,448                -      141,448
PIMCO VIT Total Return Portfolio - Administrative Class                            -                -            -
SunAmerica Aggressive Growth Portfolio - Class 1                           1,449,380                -    1,449,380
SunAmerica Alliance Growth Portfolio - Class 1                             2,706,174                -    2,706,174
SunAmerica Balanced Portfolio - Class 1                                      834,869                -      834,869
SunAmerica Blue Chip Growth Portfolio - Class 1                               42,147                -       42,147
SunAmerica Capital Growth Portfolio - Class 1                                 30,062                -       30,062
SunAmerica Cash Management Portfolio - Class 1                             1,560,002                -    1,560,002
SunAmerica Corporate Bond Portfolio - Class 1                                390,563                -      390,563
SunAmerica Davis Venture Value Portfolio - Class 1                         1,514,206                -    1,514,206
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                         246,490                -      246,490
SunAmerica Emerging Markets Portfolio - Class 1                              828,755                -      828,755
SunAmerica Equity Opportunities Portfolio - Class 1                          325,016                -      325,016
SunAmerica Fundamental Growth Portfolio - Class 1                            681,516                -      681,516
SunAmerica Global Bond Portfolio - Class 1                                   487,675                -      487,675
SunAmerica Global Equities Portfolio - Class 1                               405,958                -      405,958
SunAmerica Growth Opportunities Portfolio - Class 1                          101,146                -      101,146

                            See accompanying notes.

                                   VA II - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2011

                                                                                    Due from (to)
                                                                                   American General
                                                                     Investment     Life Insurance
                                                                   securities - at    Company of
Sub-accounts                                                         fair value        Delaware      NET ASSETS
----------------------------------------------------------------------------------------------------------------
SunAmerica Growth-Income Portfolio - Class 1                          $  1,818,041     $          - $  1,818,041
SunAmerica High-Yield Bond Portfolio - Class 1                             228,976                -      228,976
SunAmerica International Diversified Equities Portfolio - Class 1          406,012                -      406,012
SunAmerica International Growth and Income Portfolio - Class 1             553,292                -      553,292
SunAmerica Marsico Focused Growth Portfolio - Class 1                      584,998                -      584,998
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1           436,244                -      436,244
SunAmerica MFS Total Return Portfolio - Class 1                            709,219                -      709,219
SunAmerica Mid-Cap Growth Portfolio - Class 1                            1,975,372                -    1,975,372
SunAmerica Real Estate Portfolio - Class 1                                 452,344                -      452,344
SunAmerica Technology Portfolio - Class 1                                   80,005                -       80,005
SunAmerica Telecom Utility Portfolio - Class 1                             372,382                -      372,382
SunAmerica Total Return Bond Portfolio - Class 1                           280,104                -      280,104
UIF Mid Cap Growth Portfolio - Class I Shares                              188,220                -      188,220
VALIC Company I International Equities Fund                                690,756                -      690,756
VALIC Company I Small Cap Index Fund                                       148,728                -      148,728
Van Eck VIP Emerging Markets Fund - Initial Class                          279,778                -      279,778
Van Eck VIP Global Hard Assets Fund - Initial Class                        250,427                -      250,427
Vanguard VIF Total Bond Market Index Portfolio                                   -                -            -

                            See accompanying notes.

                                   VA II - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                          A            B           A+B=C          D              E             F              C+D+E+F
                                 Mortality and                                           Net change in
                                  expense risk      NET      Net realized  Capital gain    unrealized        INCREASE
                      Dividends       and        INVESTMENT  gain (loss)   distributions  appreciation   (DECREASE) IN NET
                     from mutual administrative    INCOME         on        from mutual  (depreciation)  ASSETS RESULTING
Sub-accounts            funds       charges        (LOSS)    investments       funds     of investments   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Balanced Wealth
  Strategy
  Portfolio - Class
  A                    $   5,366     $   (1,973)  $   3,393     $     510       $      -    $   (11,690)        $   (7,787)
AllianceBernstein
  Global Thematic
  Growth Portfolio
  - Class A                7,791        (11,549)     (3,758)       (1,971)             -       (333,170)          (338,899)
AllianceBernstein
  Growth and Income
  Portfolio - Class
  A                       21,573        (13,152)      8,421        24,015              -         42,063             74,499
AllianceBernstein
  Growth Portfolio
  - Class A                    -        (14,333)    (14,333)       12,824              -          9,756              8,247
AllianceBernstein
  Intermediate Bond
  Portfolio - Class
  A                        2,507           (463)      2,044           (72)           191            707              2,870
AllianceBernstein
  Large Cap Growth
  Portfolio - Class
  A                        2,725         (6,823)     (4,098)        5,410              -        (33,723)           (32,411)
AllianceBernstein
  Money Market
  Portfolio - Class
  A                           16         (1,442)     (1,426)            -              -              -             (1,426)
AllianceBernstein
  Real Estate
  Investment
  Portfolio - Class
  A                        8,758         (4,389)      4,369           505         66,063        (23,856)            47,081
AllianceBernstein
  Small Cap Growth
  Portfolio - Class
  A                            -         (3,536)     (3,536)        4,068              -          9,895             10,427
American Century VP
  Capital
  Appreciation Fund
  - Class I                    -         (2,072)     (2,072)          825              -        (18,926)           (20,173)
American Century VP
  Income & Growth
  Fund - Class I           2,412         (1,160)      1,252         3,140              -            375              4,767
Anchor Series Trust
  Asset Allocation
  Portfolio - Class
  1                        8,424         (2,327)      6,097         1,483              -         (6,786)               794
Anchor Series Trust
  Capital
  Appreciation
  Portfolio - Class
  1                            -        (21,698)    (21,698)       40,805              -       (220,105)          (200,998)
Anchor Series Trust
  Government and
  Quality Bond
  Portfolio - Class
  1                       14,676         (4,131)     10,545        (9,778)         2,059         30,835             33,661
Anchor Series Trust
  Growth Portfolio
  - Class 1                7,475         (7,774)       (299)      (25,296)             -        (51,552)           (77,147)
Anchor Series Trust
  Natural Resources
  Portfolio - Class
  1                        6,981         (7,831)       (850)      (13,658)       248,273       (459,010)          (225,245)
BlackRock Basic
  Value V.I. Fund -
  Class I                    291           (258)         33        (5,940)             -        (10,857)           (16,764)
Dreyfus Stock Index
  Fund, Inc. -
  Initial Shares          62,755        (29,451)     33,304        24,599         22,788        (43,307)            37,384
Fidelity VIP Asset
  Manager Portfolio
  - Initial Class         20,698         (8,947)     11,751            80          5,025        (52,367)           (35,511)
Fidelity VIP
  Contrafund
  Portfolio -
  Initial Class           21,736        (16,098)      5,638        16,467              -       (110,113)           (88,008)
Fidelity VIP Growth
  Portfolio -
  Initial Class           10,933        (25,801)    (14,868)       14,861         10,119        (28,589)           (18,477)
Fidelity VIP High
  Income Portfolio
  - Initial Class         31,564         (3,931)     27,633        (2,688)             -         (8,993)            15,952
Fidelity VIP Index
  500 Portfolio -
  Initial Class                -           (208)       (208)       (5,340)         3,550         (6,102)            (8,100)
Fidelity VIP
  Investment Grade
  Bond Portfolio -
  Initial Class           23,631         (6,169)     17,462        (6,006)        19,340         13,876             44,672
Fidelity VIP Money
  Market Portfolio
  - Initial Class          2,301        (17,010)    (14,709)            -              -              -            (14,709)
Fidelity VIP
  Overseas
  Portfolio -
  Initial Class            4,278         (2,958)      1,320           460            639        (60,524)           (58,105)
Franklin Templeton
  Templeton Foreign
  Securities Fund -
  Class 2                  3,420           (271)      3,149        (5,193)             -        (13,684)           (15,728)
Invesco V.I.
  Capital
  Appreciation Fund
  - Series I                 706         (3,943)     (3,237)        1,751              -        (38,598)           (40,084)
Invesco V.I.
  International
  Growth Fund -
  Series I                13,623         (7,218)      6,405         7,737              -        (76,237)           (62,095)
JPMorgan Insurance
  Trust Core Bond
  Portfolio - Class
  1                        4,895           (725)      4,170          (822)             -          2,495              5,843
JPMorgan Insurance
  Trust U.S. Equity
  Portfolio - Class
  1                        1,417           (863)        554           886              -         (4,139)            (2,699)
Neuberger Berman
  AMT Partners
  Portfolio - Class
  I                            -         (1,139)     (1,139)        1,758              -        (18,734)           (18,115)
Neuberger Berman
  AMT Short
  Duration Bond
  Portfolio - Class
  I                        5,027         (1,019)      4,008             4              -         (4,487)              (475)
Oppenheimer Global
  Securities Fund/
  VA - Non-Service
  Shares                   6,918         (3,980)      2,938         2,887              -        (52,617)           (46,792)
Oppenheimer Main
  Street Fund/VA -
  Non-Service Shares       3,351         (3,027)        324         1,894              -         (5,553)            (3,335)
PIMCO VIT Real
  Return Portfolio
  - Administrative
  Class                   38,923         (2,815)     36,108        74,441          4,099         68,671            183,319
PIMCO VIT Total
  Return Portfolio
  - Administrative
  Class                    3,870           (316)      3,554        (6,013)             5          9,063              6,609
SunAmerica
  Aggressive Growth
  Portfolio - Class
  1                            -        (11,264)    (11,264)       11,308              -        (43,017)           (42,973)
SunAmerica Alliance
  Growth Portfolio
  - Class 1               14,608        (22,551)     (7,943)       29,623              -       (108,198)           (86,518)
SunAmerica Balanced
  Portfolio - Class
  1                       15,273         (6,249)      9,024         2,537              -            730             12,291
SunAmerica Blue
  Chip Growth
  Portfolio - Class
  1                          102           (360)       (258)        2,176              -         (4,229)            (2,311)
SunAmerica Capital
  Growth Portfolio
  - Class 1                    -           (231)       (231)           89              -           (488)              (630)
SunAmerica Cash
  Management
  Portfolio - Class
  1                            -        (11,537)    (11,537)         (981)             -         (3,297)           (15,815)
SunAmerica
  Corporate Bond
  Portfolio - Class
  1                       25,319         (2,677)     22,642           182          1,888         (5,516)            19,196
SunAmerica Davis
  Venture Value
  Portfolio - Class
  1                       21,500        (12,405)      9,095         8,790              -       (103,288)           (85,403)
SunAmerica "Dogs"
  of Wall Street
  Portfolio - Class
  1                        5,276         (1,707)      3,569         2,715              -         19,856             26,140
SunAmerica Emerging
  Markets Portfolio
  - Class 1                6,210         (8,167)     (1,957)      (10,213)             -       (305,739)          (317,909)
SunAmerica Equity
  Opportunities
  Portfolio - Class
  1                        1,881         (2,365)       (484)          691              -         (2,858)            (2,651)
SunAmerica
  Fundamental
  Growth Portfolio
  - Class 1                    -         (5,602)     (5,602)        9,625              -        (46,111)           (42,088)
SunAmerica Global
  Bond Portfolio -
  Class 1                 10,105         (3,274)      6,831         2,878          6,273          3,630             19,612

                            See accompanying notes.

                                   VA II - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2011

                          A            B           A+B=C          D              E             F              C+D+E+F
                                 Mortality and                                           Net change in
                                  expense risk      NET      Net realized  Capital gain    unrealized        INCREASE
                      Dividends       and        INVESTMENT  gain (loss)   distributions  appreciation   (DECREASE) IN NET
                     from mutual administrative    INCOME         on        from mutual  (depreciation)  ASSETS RESULTING
Sub-accounts            funds       charges        (LOSS)    investments       funds     of investments   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
SunAmerica Global
  Equities
  Portfolio - Class
  1                    $   4,393      $  (3,437)   $    956      $  2,008       $      -     $  (53,625)        $  (50,661)
SunAmerica Growth
  Opportunities
  Portfolio - Class
  1                            -           (752)       (752)          498              -         (2,216)            (2,470)
SunAmerica
  Growth-Income
  Portfolio - Class
  1                       17,275        (13,798)      3,477        18,327              -        103,905            125,709
SunAmerica
  High-Yield Bond
  Portfolio - Class
  1                       19,479         (1,668)     17,811           356              -        (10,438)             7,729
SunAmerica
  International
  Diversified
  Equities
  Portfolio - Class
  1                       10,267         (3,733)      6,534         2,846              -        (86,934)           (77,554)
SunAmerica
  International
  Growth and Income
  Portfolio - Class
  1                       19,472         (4,947)     14,525         7,602              -       (114,902)           (92,775)
SunAmerica Marsico
  Focused Growth
  Portfolio - Class
  1                        1,974         (4,523)     (2,549)        1,623              -        (12,018)           (12,944)
SunAmerica MFS
  Massachusetts
  Investors Trust
  Portfolio - Class
  1                        3,166         (3,440)       (274)        2,650              -        (14,457)           (12,081)
SunAmerica MFS
  Total Return
  Portfolio - Class
  1                       19,745         (5,703)     14,042         7,976              -        (13,892)             8,126
SunAmerica Mid-Cap
  Growth Portfolio
  - Class 1                    -        (16,433)    (16,433)       24,783              -       (142,510)          (134,160)
SunAmerica Real
  Estate Portfolio
  - Class 1                4,425         (3,528)        897        12,430              -         23,036             36,363
SunAmerica
  Technology
  Portfolio - Class
  1                            -           (851)       (851)         (210)             -         (6,824)            (7,885)
SunAmerica Telecom
  Utility Portfolio
  - Class 1                8,715         (2,738)      5,977         1,851              -         10,809             18,637
SunAmerica Total
  Return Bond
  Portfolio - Class
  1                        3,914         (1,252)      2,662           812          3,025            498              6,997
UIF Mid Cap Growth
  Portfolio - Class
  I Shares                   685           (210)        475           239             85        (15,344)           (14,545)
VALIC Company I
  International
  Equities Fund           21,878         (1,221)     20,657       (16,612)             -       (139,485)          (135,440)
VALIC Company I
  Small Cap Index
  Fund                     1,543           (590)        953       (15,987)             -        (27,908)           (42,942)
Van Eck VIP
  Emerging Markets
  Fund - Initial
  Class                    3,990         (3,461)        529        (9,471)             -       (101,097)          (110,039)
Van Eck VIP Global
  Hard Assets Fund
  - Initial Class          3,689         (2,829)        860           632          3,951        (60,857)           (55,414)
Vanguard VIF Total
  Bond Market Index
  Portfolio                5,564           (217)      5,347          (254)         1,511          1,796              8,400

                            See accompanying notes.

                                   VA II - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2011

                                                   Net Asset Value Value of Shares Cost of Shares
Sub-accounts                              Shares      Per Share     at Fair Value       Held      Level /(1)/
-------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A              19,707        $  10.90    $    214,804   $    218,688          1
AllianceBernstein Global Thematic
  Growth Portfolio - Class A                72,127           14.87       1,072,533      1,326,116          1
AllianceBernstein Growth and Income
  Portfolio - Class A                       76,098           18.05       1,373,571      1,252,947          1
AllianceBernstein Growth Portfolio -
  Class A                                   74,183           20.40       1,513,334      1,432,583          1
AllianceBernstein Intermediate Bond
  Portfolio - Class A                        4,029           12.54          50,522         50,194          1
AllianceBernstein Large Cap Growth
  Portfolio - Class A                       28,084           26.86         754,333        743,619          1
AllianceBernstein Money Market
  Portfolio - Class A                      175,790            1.00         175,790        175,790          1
AllianceBernstein Real Estate
  Investment Portfolio - Class A            50,986           11.58         590,417        598,352          1
AllianceBernstein Small Cap Growth
  Portfolio - Class A                       22,166           17.09         378,816        347,208          1
American Century VP Capital
  Appreciation Fund - Class I               18,814           13.22         248,725        257,766          1
American Century VP Income & Growth
  Fund - Class I                            24,488            6.14         150,357        140,257          1
Anchor Series Trust Asset Allocation
  Portfolio - Class 1                       23,235           13.03         302,672        298,952          1
Anchor Series Trust Capital
  Appreciation Portfolio - Class 1          71,214           34.14       2,431,110      2,493,172          1
Anchor Series Trust Government and
  Quality Bond Portfolio - Class 1          33,655           15.57         524,041        513,484          1
Anchor Series Trust Growth Portfolio -
  Class 1                                   48,185           19.31         930,245        975,382          1
Anchor Series Trust Natural Resources
  Portfolio - Class 1                       33,880           24.38         826,142      1,186,364          1
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                           112,090           29.48       3,304,407      3,166,675          1
Fidelity VIP Asset Manager Portfolio -
  Initial Class                             71,655           13.80         988,841      1,036,455          1
Fidelity VIP Contrafund Portfolio -
  Initial Class                             87,992           23.02       2,025,569      1,997,041          1
Fidelity VIP Growth Portfolio - Initial
  Class                                     76,262           36.89       2,813,320      2,693,397          1
Fidelity VIP High Income Portfolio -
  Initial Class                             84,624            5.39         456,123        493,527          1
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class                 56,355           12.97         730,922        756,576          1
Fidelity VIP Money Market Portfolio -
  Initial Class                          2,027,826            1.00       2,027,826      2,027,826          1
Fidelity VIP Overseas Portfolio -
  Initial Class                             18,849           13.63         256,912        301,135          1
Invesco V.I. Capital Appreciation Fund
  - Series I                                19,510           21.42         417,913        436,229          1
Invesco V.I. International Growth Fund
  - Series I                                27,281           26.37         719,412        741,659          1
JPMorgan Insurance Trust Core Bond
  Portfolio - Class 1                        9,570           11.71         112,059        110,649          1
JPMorgan Insurance Trust U.S. Equity
  Portfolio - Class 1                        7,474           15.22         113,760        110,690          1
Neuberger Berman AMT Partners Portfolio
  - Class I                                 13,713            9.99         136,989        144,727          1
Neuberger Berman AMT Short Duration
  Bond Portfolio - Class I                  11,712           10.79         126,374        131,256          1
Oppenheimer Global Securities Fund/VA -
  Non-Service Shares                        16,843           27.46         462,505        484,468          1
Oppenheimer Main Street Fund/VA -
  Non-Service Shares                        19,507           20.71         403,982        387,862          1
PIMCO VIT Real Return Portfolio -
  Administrative Class                      10,140           13.95         141,448        137,376          1
SunAmerica Aggressive Growth Portfolio
  - Class 1                                149,390            9.70       1,449,380      1,384,646          1
SunAmerica Alliance Growth Portfolio -
  Class 1                                  121,482           22.28       2,706,174      2,649,380          1
SunAmerica Balanced Portfolio - Class 1     57,858           14.43         834,869        804,671          1
SunAmerica Blue Chip Growth Portfolio -
  Class 1                                    6,103            6.91          42,147         42,807          1
SunAmerica Capital Growth Portfolio -
  Class 1                                    3,539            8.49          30,062         29,160          1
SunAmerica Cash Management Portfolio -
  Class 1                                  146,594           10.64       1,560,002      1,563,851          1
SunAmerica Corporate Bond Portfolio -
  Class 1                                   29,374           13.30         390,563        396,407          1
SunAmerica Davis Venture Value
  Portfolio - Class 1                       69,145           21.90       1,514,206      1,517,705          1
SunAmerica "Dogs" of Wall Street
  Portfolio - Class 1                       28,953            8.51         246,490        218,606          1
SunAmerica Emerging Markets Portfolio -
  Class 1                                  120,064            6.90         828,755      1,056,155          1
SunAmerica Equity Opportunities
  Portfolio - Class 1                       28,211           11.52         325,016        311,256          1
SunAmerica Fundamental Growth Portfolio
  - Class 1                                 43,759           15.57         681,516        693,483          1
SunAmerica Global Bond Portfolio -
  Class 1                                   39,114           12.47         487,675        479,554          1
SunAmerica Global Equities Portfolio -
  Class 1                                   32,498           12.49         405,958        433,599          1
SunAmerica Growth Opportunities
  Portfolio - Class 1                       14,543            6.95         101,146         99,189          1
SunAmerica Growth-Income Portfolio -
  Class 1                                   85,948           21.15       1,818,041      1,603,651          1
SunAmerica High-Yield Bond Portfolio -
  Class 1                                   42,719            5.36         228,976        236,241          1
SunAmerica International Diversified
  Equities Portfolio - Class 1              53,607            7.57         406,012        459,670          1
SunAmerica International Growth and
  Income Portfolio - Class 1                72,697            7.61         553,292        617,135          1
SunAmerica Marsico Focused Growth
  Portfolio - Class 1                       64,923            9.01         584,998        571,204          1
SunAmerica MFS Massachusetts Investors
  Trust Portfolio - Class 1                 32,017           13.63         436,244        426,058          1

                            See accompanying notes.

                                   VA II - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2011


                                                             Net Asset Value Value of Shares Cost of Shares
Sub-accounts                                         Shares     Per Share     at Fair Value       Held      Level /(1)/
------------                                         ------- --------------- --------------- -------------- ----------
SunAmerica MFS Total Return Portfolio - Class 1       48,980        $  14.48    $    709,219   $    697,020          1
SunAmerica Mid-Cap Growth Portfolio - Class 1        185,330           10.66       1,975,372      1,986,119          1
SunAmerica Real Estate Portfolio - Class 1            35,925           12.59         452,344        412,281          1
SunAmerica Technology Portfolio - Class 1             29,591            2.70          80,005         82,356          1
SunAmerica Telecom Utility Portfolio - Class 1        33,644           11.07         372,382        347,022          1
SunAmerica Total Return Bond Portfolio - Class 1      31,085            9.01         280,104        280,017          1
UIF Mid Cap Growth Portfolio - Class I Shares         16,775           11.22         188,220        194,888          1
VALIC Company I International Equities Fund          127,681            5.41         690,756        786,245          1
VALIC Company I Small Cap Index Fund                  10,936           13.60         148,728        147,727          1
Van Eck VIP Emerging Markets Fund - Initial Class     26,902           10.40         279,778        362,987          1
Van Eck VIP Global Hard Assets Fund - Initial Class    8,144           30.75         250,427        283,189          1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

                                   VA II - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                        Sub-accounts
                      --------------------------------------------------------------------------------
                       AllianceBernstein    AllianceBernstein   AllianceBernstein
                        Balanced Wealth      Global Thematic        Growth and      AllianceBernstein
                      Strategy Portfolio -  Growth Portfolio -  Income Portfolio -  Growth Portfolio -
                            Class A              Class A             Class A             Class A
FOR THE YEAR ENDED
  DECEMBER 31, 2011
OPERATIONS:
   Net investment
     income (loss)              $    3,393        $     (3,758)       $      8,421        $    (14,333)
   Net realized
     gain (loss) on
     investments                       510              (1,971)             24,015              12,824
   Capital gain
     distributions
     from mutual
     funds                               -                   -                   -                   -
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments                (11,690)           (333,170)             42,063               9,756
                               -----------       -------------       -------------       -------------
Increase (decrease)
  in net assets
  resulting from
  operations                        (7,787)           (338,899)             74,499               8,247
                               -----------       -------------       -------------       -------------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                         31,448             115,742             113,190             127,125
   Cost of insurance               (29,286)           (119,845)           (145,665)           (158,119)
   Policy loans                     (3,269)             (7,669)              8,009             (17,293)
   Death benefits                        -                   -                   -                   -
   Withdrawals                        (716)            (87,896)           (308,373)            (79,628)
                               -----------       -------------       -------------       -------------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                      (1,823)            (99,668)           (332,839)           (127,915)
                               -----------       -------------       -------------       -------------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                            (9,610)           (438,567)           (258,340)           (119,668)
NET ASSETS:
   Beginning of year               224,414           1,511,100           1,631,911           1,633,002
                               -----------       -------------       -------------       -------------
   End of year                  $  214,804        $  1,072,533        $  1,373,571        $  1,513,334
                               ===========       =============       =============       =============
FOR THE YEAR ENDED
  DECEMBER 31, 2010
OPERATIONS:
   Net investment
     income (loss)              $    4,743        $     18,028        $    (13,048)       $     (9,572)
   Net realized
     gain (loss) on
     investments                     1,169              37,571            (117,980)             77,406
   Capital gain
     distributions
     from mutual
     funds                               -                   -                   -                   -
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments                 14,543             175,879             311,813             136,290
                               -----------       -------------       -------------       -------------
Increase (decrease)
  in net assets
  resulting from
  operations                        20,455             231,478             180,785             204,124
                               -----------       -------------       -------------       -------------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                        (13,809)            100,257              98,974             151,412
   Cost of insurance               (28,400)           (129,606)           (168,217)           (161,318)
   Policy loans                    (22,515)             (8,535)            (34,886)             (8,671)
   Death benefits                        -             (17,459)             (2,882)            (21,815)
   Withdrawals                        (452)            (82,995)            (96,465)           (130,186)
                               -----------       -------------       -------------       -------------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                     (65,176)           (138,338)           (203,476)           (170,578)
                               -----------       -------------       -------------       -------------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                           (44,721)             93,140             (22,691)             33,546
NET ASSETS:
   Beginning of year               269,135           1,417,960           1,654,602           1,599,456
                               -----------       -------------       -------------       -------------
   End of year                  $  224,414        $  1,511,100        $  1,631,911        $  1,633,002
                               ===========       =============       =============       =============

                            See accompanying notes.

                                   VA II - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010


                                                         Sub-accounts
                      ----------------------------------------------------------------------------------
                                                                                      AllianceBernstein
                       AllianceBernstein    AllianceBernstein    AllianceBernstein       Real Estate
                       Intermediate Bond    Large Cap Growth       Money Market          Investment
                      Portfolio - Class A  Portfolio - Class A  Portfolio - Class A  Portfolio - Class A
FOR THE YEAR ENDED
  DECEMBER 31, 2011
OPERATIONS:
   Net investment
     income (loss)              $   2,044           $   (4,098)          $   (1,426)          $    4,369
   Net realized
     gain (loss) on
     investments                      (72)               5,410                    -                  505
   Capital gain
     distributions
     from mutual
     funds                            191                    -                    -               66,063
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments                   707              (33,723)                   -              (23,856)
                               ----------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  operations                        2,870              (32,411)              (1,426)              47,081
                               ----------          -----------          -----------          -----------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                         2,870               88,950              194,561               19,355
   Cost of insurance               (5,951)             (69,043)             (20,617)             (27,110)
   Policy loans                        23                  384             (148,517)              (5,880)
   Death benefits                       -                    -                    -                    -
   Withdrawals                     (1,672)             (55,294)                   -              (24,345)
                               ----------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                     (4,730)             (35,003)              25,427              (37,980)
                               ----------          -----------          -----------          -----------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                           (1,860)             (67,414)              24,001                9,101
NET ASSETS:
   Beginning of year               52,382              821,747              151,789              581,316
                               ----------          -----------          -----------          -----------
   End of year                  $  50,522           $  754,333           $  175,790           $  590,417
                               ==========          ===========          ===========          ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2010
OPERATIONS:
   Net investment
     income (loss)              $   2,088           $   (2,628)          $   (1,239)          $    3,221
   Net realized
     gain (loss) on
     investments                      300               10,846                    -              (72,283)
   Capital gain
     distributions
     from mutual
     funds                              -                    -                    -                    -
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments                 1,155               61,732                    -              187,521
                               ----------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  operations                        3,543               69,950               (1,239)             118,459
                               ----------          -----------          -----------          -----------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                        10,909               89,999              320,857               50,426
   Cost of insurance               (5,281)             (68,798)             (22,500)             (25,453)
   Policy loans                        42               (2,441)            (166,888)                (172)
   Death benefits                       -               (1,528)                   -                 (301)
   Withdrawals                          -              (26,191)                   -              (26,307)
                               ----------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                      5,670               (8,959)             131,469               (1,807)
                               ----------          -----------          -----------          -----------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                            9,213               60,991              130,230              116,652
NET ASSETS:
   Beginning of year               43,169              760,756               21,559              464,664
                               ----------          -----------          -----------          -----------
   End of year                  $  52,382           $  821,747           $  151,789           $  581,316
                               ==========          ===========          ===========          ===========

                            See accompanying notes.

                                   VA II - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010


                                                        Sub-accounts
                      -------------------------------------------------------------------------------
                                            American Century    American Century     Anchor Series
                       AllianceBernstein       VP Capital         VP Income &         Trust Asset
                       Small Cap Growth    Appreciation Fund -   Growth Fund -        Allocation
                      Portfolio - Class A        Class I            Class I       Portfolio - Class 1
FOR THE YEAR ENDED
  DECEMBER 31, 2011
OPERATIONS:
   Net investment
     income (loss)             $   (3,536)          $   (2,072)       $    1,252           $    6,097
   Net realized
     gain (loss) on
     investments                    4,068                  825             3,140                1,483
   Capital gain
     distributions
     from mutual
     funds                              -                    -                 -                    -
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments                 9,895              (18,926)              375               (6,786)
                              -----------          -----------       -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  operations                       10,427              (20,173)            4,767                  794
                              -----------          -----------       -----------          -----------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                        65,631               20,820            13,706               11,694
   Cost of insurance              (18,029)             (13,835)          (11,268)             (21,151)
   Policy loans                     2,651                  (82)             (103)               1,009
   Death benefits                       -                    -            (1,655)                   -
   Withdrawals                    (28,547)             (18,548)          (24,398)              (4,681)
                              -----------          -----------       -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                     21,706              (11,645)          (23,718)             (13,129)
                              -----------          -----------       -----------          -----------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                           32,133              (31,818)          (18,951)             (12,335)
NET ASSETS:
   Beginning of year              346,683              280,543           169,308              315,007
                              -----------          -----------       -----------          -----------
   End of year                 $  378,816           $  248,725        $  150,357           $  302,672
                              ===========          ===========       ===========          ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2010
OPERATIONS:
   Net investment
     income (loss)             $   (2,697)          $   (1,450)       $    1,277           $    5,748
   Net realized
     gain (loss) on
     investments                    1,346                3,262           (14,738)             (22,350)
   Capital gain
     distributions
     from mutual
     funds                              -                    -                 -                    -
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments                98,907               61,307            33,612               54,030
                              -----------          -----------       -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  operations                       97,556               63,119            20,151               37,428
                              -----------          -----------       -----------          -----------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                        18,632              117,100             8,094               10,867
   Cost of insurance              (16,656)             (11,196)          (12,233)             (25,801)
   Policy loans                     9,419               (1,455)           (1,261)              (3,202)
   Death benefits                 (13,506)                   -                 -                    -
   Withdrawals                    (33,035)             (21,710)          (10,345)             (25,684)
                              -----------          -----------       -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                    (35,146)              82,739           (15,745)             (43,820)
                              -----------          -----------       -----------          -----------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                           62,410              145,858             4,406               (6,392)
NET ASSETS:
   Beginning of year              284,273              134,685           164,902              321,399
                              -----------          -----------       -----------          -----------
   End of year                 $  346,683           $  280,543        $  169,308           $  315,007
                              ===========          ===========       ===========          ===========

                            See accompanying notes.

                                  VA II - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010


                                                         Sub-accounts
                      ----------------------------------------------------------------------------------
                         Anchor Series        Anchor Series                             Anchor Series
                         Trust Capital      Trust Government       Anchor Series        Trust Natural
                         Appreciation       and Quality Bond       Trust Growth           Resources
                      Portfolio - Class 1  Portfolio - Class 1  Portfolio - Class 1  Portfolio - Class 1
FOR THE YEAR ENDED
  DECEMBER 31, 2011
OPERATIONS:
   Net investment
     income (loss)           $    (21,698)          $   10,545           $     (299)          $     (850)
   Net realized
     gain (loss) on
     investments                   40,805               (9,778)             (25,296)             (13,658)
   Capital gain
     distributions
     from mutual
     funds                              -                2,059                    -              248,273
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments              (220,105)              30,835              (51,552)            (459,010)
                            -------------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  operations                     (200,998)              33,661              (77,147)            (225,245)
                            -------------          -----------          -----------          -----------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                        25,154                 (503)              44,133               68,666
   Cost of insurance             (199,735)             (74,783)             (94,819)             (74,307)
   Policy loans                   (38,910)                 778               (9,806)              (1,348)
   Death benefits                    (924)                   -                    -                 (556)
   Withdrawals                   (132,100)            (110,772)             (42,761)             (44,177)
                            -------------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                   (346,515)            (185,280)            (103,253)             (51,722)
                            -------------          -----------          -----------          -----------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                         (547,513)            (151,619)            (180,400)            (276,967)
NET ASSETS:
   Beginning of year            2,978,623              675,660            1,110,645            1,103,109
                            -------------          -----------          -----------          -----------
   End of year               $  2,431,110           $  524,041           $  930,245           $  826,142
                            =============          ===========          ===========          ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2010
OPERATIONS:
   Net investment
     income (loss)           $    (16,301)          $   24,901           $     (656)          $    1,674
   Net realized
     gain (loss) on
     investments                  (36,528)               6,627              (84,415)            (128,951)
   Capital gain
     distributions
     from mutual
     funds                              -                    -                    -               64,234
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments               583,198                 (612)             212,375              215,282
                            -------------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  operations                      530,369               30,916              127,304              152,239
                            -------------          -----------          -----------          -----------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                       230,338               82,754               71,352              121,625
   Cost of insurance             (189,736)             (78,927)             (90,855)             (76,196)
   Policy loans                   (55,098)              (6,741)              (9,587)             (11,086)
   Death benefits                  (3,127)              (9,312)              (1,065)              (5,321)
   Withdrawals                   (140,495)             (79,060)             (33,602)             (77,037)
                            -------------          -----------          -----------          -----------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                   (158,118)             (91,286)             (63,757)             (48,015)
                            -------------          -----------          -----------          -----------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                          372,251              (60,370)              63,547              104,224
NET ASSETS:
   Beginning of year            2,606,372              736,030            1,047,098              998,885
                            -------------          -----------          -----------          -----------
   End of year               $  2,978,623           $  675,660           $1,110,645           $1,103,109
                            =============          ===========          ===========          ===========

                            See accompanying notes.

                                  VA II - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                        Sub-accounts
                      -------------------------------------------------------------------------------
                                                                                     Fidelity VIP
                       BlackRock Basic     Dreyfus Stock     Fidelity VIP Asset       Contrafund
                      Value V.I. Fund -  Index Fund, Inc. -  Manager Portfolio -  Portfolio - Initial
                           Class I         Initial Shares       Initial Class            Class
FOR THE YEAR ENDED
  DECEMBER 31, 2011
OPERATIONS:
   Net investment
     income (loss)           $       33        $     33,304         $     11,751         $      5,638
   Net realized
     gain (loss) on
     investments                 (5,940)             24,599                   80               16,467
   Capital gain
     distributions
     from mutual
     funds                            -              22,788                5,025                    -
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments             (10,857)            (43,307)             (52,367)            (110,113)
                            -----------       -------------        -------------        -------------
Increase (decrease)
  in net assets
  resulting from
  operations                    (16,764)             37,384              (35,511)             (88,008)
                            -----------       -------------        -------------        -------------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                          (2)            328,842               91,754              134,486
   Cost of insurance             (2,726)           (310,393)             (96,515)            (165,034)
   Policy loans                       -             (74,530)              (3,211)             (19,537)
   Death benefits                     -              (1,746)                   -               (1,923)
   Withdrawals                 (173,774)           (147,201)             (28,501)            (439,706)
                            -----------       -------------        -------------        -------------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                 (176,502)           (205,028)             (36,473)            (491,714)
                            -----------       -------------        -------------        -------------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                       (193,266)           (167,644)             (71,984)            (579,722)
NET ASSETS:
   Beginning of year            193,266           3,472,051            1,060,825            2,605,291
                            -----------       -------------        -------------        -------------
   End of year               $        -        $  3,304,407         $    988,841         $  2,025,569
                            ===========       =============        =============        =============
FOR THE YEAR ENDED
  DECEMBER 31, 2010
OPERATIONS:
   Net investment
     income (loss)           $    2,579        $     30,540         $      8,573         $     12,307
   Net realized
     gain (loss) on
     investments                 (1,649)             40,877              (10,603)            (421,318)
   Capital gain
     distributions
     from mutual
     funds                            -                   -                5,155                1,081
   Net change in
     unrealized
     appreciation
     (depreciation)
     of investments              20,680             347,487              122,406              769,994
                            -----------       -------------        -------------        -------------
Increase (decrease)
  in net assets
  resulting from
  operations                     21,610             418,904              125,531              362,064
                            -----------       -------------        -------------        -------------
PRINCIPAL
  TRANSACTIONS:
   Net premiums and
     transfers from
     (to) other
     Sub-accounts
     or fixed rate
     option                           2             338,815              119,935              128,275
   Cost of insurance             (3,347)           (327,308)             (97,557)            (180,930)
   Policy loans                       -               5,019              (14,532)              (8,625)
   Death benefits                     -             (19,672)                   -                 (917)
   Withdrawals                        -            (144,007)             (63,476)            (739,250)
                            -----------       -------------        -------------        -------------
Increase (decrease)
  in net assets
  resulting from
  principal
  transactions                   (3,345)           (147,153)             (55,630)            (801,447)
                            -----------       -------------        -------------        -------------
TOTAL INCREASE
  (DECREASE) IN NET
  ASSETS                         18,265             271,751               69,901             (439,383)
NET ASSETS:
   Beginning of year            175,001           3,200,300              990,924            3,044,674
                            -----------       -------------        -------------        -------------
   End of year               $  193,266        $  3,472,051         $  1,060,825         $  2,605,291
                            ===========       =============        =============        =============

                            See accompanying notes.

                                  VA II - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                   Sub-accounts
                                                   ----------------------------------------------------------------------------
                                                                                                                 Fidelity VIP
                                                      Fidelity VIP     Fidelity VIP High   Fidelity VIP Index  Investment Grade
                                                   Growth Portfolio -  Income Portfolio -   500 Portfolio -    Bond Portfolio -
                                                     Initial Class       Initial Class       Initial Class      Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                          $    (14,868)         $   27,633           $    (208)        $  17,462
   Net realized gain (loss) on investments                     14,861              (2,688)             (5,340)           (6,006)
   Capital gain distributions from mutual funds                10,119                   -               3,550            19,340
   Net change in unrealized appreciation
     (depreciation) of investments                            (28,589)             (8,993)             (6,102)           13,876
                                                       --------------         -----------          ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                                  (18,477)             15,952              (8,100)           44,672
                                                       --------------         -----------          ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        243,006              60,646                 (14)           72,059
   Cost of insurance                                         (239,568)            (45,287)             (2,044)          (69,220)
   Policy loans                                                (4,282)            (17,178)                  -           (10,080)
   Death benefits                                              (1,831)                  -                   -                 -
   Withdrawals                                                (70,279)            (30,208)           (145,703)          (59,207)
                                                       --------------         -----------          ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                      (72,954)            (32,027)           (147,761)          (66,448)
                                                       --------------         -----------          ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (91,431)            (16,075)           (155,861)          (21,776)
NET ASSETS:
   Beginning of year                                        2,904,751             472,198             155,861           752,698
                                                       --------------         -----------          ----------        ----------
   End of year                                           $  2,813,320          $  456,123           $       -         $ 730,922
                                                       ==============         ===========          ==========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                          $    (15,001)         $   30,823           $   2,536         $  19,789
   Net realized gain (loss) on investments                      8,736             (20,908)             (1,290)           18,894
   Capital gain distributions from mutual funds                 8,730                   -               2,615             8,387
   Net change in unrealized appreciation
     (depreciation) of investments                            557,497              52,651              16,271            17,285
                                                       --------------         -----------          ----------        ----------
Increase (decrease) in net assets resulting from
  operations                                                  559,962              62,566              20,132            64,355
                                                       --------------         -----------          ----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                        194,841              46,486                   1            22,625
   Cost of insurance                                         (230,198)            (47,815)             (2,503)         (108,954)
   Policy loans                                                59,868             (16,555)                  -            (8,072)
   Death benefits                                              (3,417)               (330)                  -                 -
   Withdrawals                                               (111,803)            (89,997)                  -          (123,027)
                                                       --------------         -----------          ----------        ----------
Increase (decrease) in net assets resulting from
  principal transactions                                      (90,709)           (108,211)             (2,502)         (217,428)
                                                       --------------         -----------          ----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       469,253             (45,645)             17,630          (153,073)
NET ASSETS:
   Beginning of year                                        2,435,498             517,843             138,231           905,771
                                                       --------------         -----------          ----------        ----------
   End of year                                           $  2,904,751          $  472,198           $ 155,861         $ 752,698
                                                       ==============         ===========          ==========        ==========

                            See accompanying notes.

                                  VA II - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                         Sub-accounts
                                         ---------------------------------------------------------------------------
                                                                                     Franklin           Franklin
                                                                                     Templeton         Templeton
                                         Fidelity VIP Money     Fidelity VIP     Templeton Foreign  Templeton Global
                                         Market Portfolio -  Overseas Portfolio  Securities Fund -  Asset Allocation
                                           Initial Class      - Initial Class         Class 2        Fund - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                $    (14,709)         $    1,320         $    3,149         $       -
   Net realized gain (loss) on
     investments                                          -                 460             (5,193)                -
   Capital gain distributions from
     mutual funds                                         -                 639                  -                 -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                          -             (60,524)           (13,684)                -
                                              -------------         -----------        -----------        ----------
Increase (decrease) in net assets
  resulting from operations                         (14,709)            (58,105)           (15,728)                -
                                              -------------         -----------        -----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                          99,303              21,572                 (3)                -
   Cost of insurance                               (193,098)            (25,376)            (2,898)                -
   Policy loans                                          31              (1,005)                 -                 -
   Death benefits                                         -                   -                  -                 -
   Withdrawals                                     (204,937)            (39,412)          (185,063)                -
                                              -------------         -----------        -----------        ----------
Increase (decrease) in net assets
  resulting from principal transactions            (298,701)            (44,221)          (187,964)                -
                                              -------------         -----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (313,410)           (102,326)          (203,692)                -
NET ASSETS:
   Beginning of year                              2,341,236             359,238            203,692                 -
                                              -------------         -----------        -----------        ----------
   End of year                                 $  2,027,826          $  256,912         $        -         $       -
                                              =============         ===========        ===========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                $    (14,089)         $    1,026         $    3,122         $  23,859
   Net realized gain (loss) on
     investments                                          -             (75,899)              (513)         (228,017)
   Capital gain distributions from
     mutual funds                                     1,474                 625                  -            37,082
   Net change in unrealized
     appreciation (depreciation) of
     investments                                          -             124,905             12,714           183,492
                                              -------------         -----------        -----------        ----------
Increase (decrease) in net assets
  resulting from operations                         (12,615)             50,657             15,323            16,416
                                              -------------         -----------        -----------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                         770,246              26,640                  3          (453,969)
   Cost of insurance                               (208,331)            (32,472)            (3,567)           (6,163)
   Policy loans                                     (11,966)             (2,187)                 -            (2,370)
   Death benefits                                   (13,092)             (9,238)                 -                 -
   Withdrawals                                     (278,001)            (87,992)                 -               (22)
                                              -------------         -----------        -----------        ----------
Increase (decrease) in net assets
  resulting from principal transactions             258,856            (105,249)            (3,564)         (462,524)
                                              -------------         -----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             246,241             (54,592)            11,759          (446,108)
NET ASSETS:
   Beginning of year                              2,094,995             413,830            191,933           446,108
                                              -------------         -----------        -----------        ----------
   End of year                                 $  2,341,236          $  359,238         $  203,692         $       -
                                              =============         ===========        ===========        ==========

                            See accompanying notes.

                                  VA II - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                                         Invesco V.I.        JPMorgan             JPMorgan
                                                   Invesco V.I. Capital  International    Insurance Trust      Insurance Trust
                                                   Appreciation Fund -   Growth Fund -       Core Bond           U.S. Equity
                                                         Series I          Series I     Portfolio - Class 1  Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                              $   (3,237)    $    6,405           $    4,170           $      554
   Net realized gain (loss) on investments                        1,751          7,737                 (822)                 886
   Capital gain distributions from mutual funds                       -              -                    -                    -
   Net change in unrealized appreciation
     (depreciation) of investments                              (38,598)       (76,237)               2,495               (4,139)
                                                            -----------    -----------          -----------          -----------
Increase (decrease) in net assets resulting from
  operations                                                    (40,084)       (62,095)               5,843               (2,699)
                                                            -----------    -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                           46,384         40,804               35,283               10,000
   Cost of insurance                                            (38,092)       (62,250)              (8,643)              (7,467)
   Policy loans                                                  (3,001)         7,107                   40               (2,819)
   Death benefits                                                     -              -               (1,490)                   -
   Withdrawals                                                  (20,746)      (120,720)             (15,868)                   -
                                                            -----------    -----------          -----------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                                        (15,455)      (135,059)               9,322                 (286)
                                                            -----------    -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (55,539)      (197,154)              15,165               (2,985)
NET ASSETS:
   Beginning of year                                            473,452        916,566               96,894              116,745
                                                            -----------    -----------          -----------          -----------
   End of year                                               $  417,913     $  719,412           $  112,059           $  113,760
                                                            ===========    ===========          ===========          ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                              $     (382)    $   12,777           $    2,821           $      155
   Net realized gain (loss) on investments                        6,903         41,692                2,308                2,902
   Capital gain distributions from mutual funds                       -              -                    -                    -
   Net change in unrealized appreciation
     (depreciation) of investments                               53,106         48,472                2,699               10,056
                                                            -----------    -----------          -----------          -----------
Increase (decrease) in net assets resulting from
  operations                                                     59,627        102,941                7,828               13,113
                                                            -----------    -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub-accounts or fixed rate option                           48,929         91,983               (1,494)               7,459
   Cost of insurance                                            (37,395)       (66,598)              (8,464)              (6,833)
   Policy loans                                                    (400)       (10,548)                (511)              (2,718)
   Death benefits                                                  (202)        (1,366)                   -                    -
   Withdrawals                                                  (21,724)       (76,459)              (8,107)              (5,434)
                                                            -----------    -----------          -----------          -----------
Increase (decrease) in net assets resulting from
  principal transactions                                        (10,792)       (62,988)             (18,576)              (7,526)
                                                            -----------    -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          48,835         39,953              (10,748)               5,587
NET ASSETS:
   Beginning of year                                            424,617        876,613              107,642              111,158
                                                            -----------    -----------          -----------          -----------
   End of year                                               $  473,452     $  916,566           $   96,894           $  116,745
                                                            ===========    ===========          ===========          ===========

                            See accompanying notes.

                                  VA II - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                        Sub-accounts
                                         -------------------------------------------------------------------------
                                                                  Neuberger
                                              Neuberger           Berman AMT        Oppenheimer      Oppenheimer
                                              Berman AMT        Short Duration   Global Securities   Main Street
                                         Partners Portfolio -  Bond Portfolio -   Fund/VA - Non-    Fund/VA - Non-
                                               Class I             Class I        Service Shares    Service Shares
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                    $   (1,139)       $    4,008         $    2,938      $      324
   Net realized gain (loss) on
     investments                                        1,758                 4              2,887           1,894
   Capital gain distributions from
     mutual funds                                           -                 -                  -               -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      (18,734)           (4,487)           (52,617)         (5,553)
                                                  -----------       -----------        -----------     -----------
Increase (decrease) in net assets
  resulting from operations                           (18,115)             (475)           (46,792)         (3,335)
                                                  -----------       -----------        -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                            15,278             7,596             30,448          48,096
   Cost of insurance                                  (14,341)          (12,625)           (43,834)        (26,807)
   Policy loans                                          (479)           (2,341)            (7,304)         (3,677)
   Death benefits                                           -                 -                  -          (3,408)
   Withdrawals                                         (5,439)          (13,767)           (24,661)        (19,044)
                                                  -----------       -----------        -----------     -----------
Increase (decrease) in net assets
  resulting from principal transactions                (4,981)          (21,137)           (45,351)         (4,840)
                                                  -----------       -----------        -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (23,096)          (21,612)           (92,143)         (8,175)
NET ASSETS:
   Beginning of year                                  160,085           147,986            554,648         412,157
                                                  -----------       -----------        -----------     -----------
   End of year                                     $  136,989        $  126,374         $  462,505      $  403,982
                                                  ===========       ===========        ===========     ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                    $      (47)       $    6,709         $    3,866      $    1,964
   Net realized gain (loss) on
     investments                                        7,395            (1,606)            (7,366)        (17,779)
   Capital gain distributions from
     mutual funds                                           -                 -                  -               -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                       14,143               932             78,985          70,005
                                                  -----------       -----------        -----------     -----------
Increase (decrease) in net assets
  resulting from operations                            21,491             6,035             75,485          54,190
                                                  -----------       -----------        -----------     -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                            24,426             2,925             36,958         (37,264)
   Cost of insurance                                  (11,983)          (10,483)           (37,173)        (30,700)
   Policy loans                                          (608)              387             (8,518)         (2,820)
   Death benefits                                           -                 -               (639)           (278)
   Withdrawals                                        (13,288)           (1,623)           (39,386)        (41,169)
                                                  -----------       -----------        -----------     -----------
Increase (decrease) in net assets
  resulting from principal transactions                (1,453)           (8,794)           (48,758)       (112,231)
                                                  -----------       -----------        -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                20,038            (2,759)            26,727         (58,041)
NET ASSETS:
   Beginning of year                                  140,047           150,745            527,921         470,198
                                                  -----------       -----------        -----------     -----------
   End of year                                     $  160,085        $  147,986         $  554,648      $  412,157
                                                  ===========       ===========        ===========     ===========

                            See accompanying notes.

                                  VA II - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                           Sub-accounts
                                         -------------------------------------------------------------------------------
                                           PIMCO VIT Real     PIMCO VIT Total        SunAmerica
                                         Return Portfolio -  Return Portfolio -      Aggressive          SunAmerica
                                           Administrative      Administrative    Growth Portfolio -    Alliance Growth
                                               Class               Class              Class 1        Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                $     36,108          $    3,554        $    (11,264)        $     (7,943)
   Net realized gain (loss) on
     investments                                     74,441              (6,013)             11,308               29,623
   Capital gain distributions from
     mutual funds                                     4,099                   5                   -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                     68,671               9,063             (43,017)            (108,198)
                                              -------------         -----------       -------------        -------------
Increase (decrease) in net assets
  resulting from operations                         183,319               6,609             (42,973)             (86,518)
                                              -------------         -----------       -------------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                             (11)                  -             199,608              208,998
   Cost of insurance                                (31,409)             (3,233)           (132,595)            (276,885)
   Policy loans                                           -                   -              (4,582)             (75,814)
   Death benefits                                         -                   -                (919)              (3,197)
   Withdrawals                                   (2,158,599)           (245,632)            (96,783)            (240,288)
                                              -------------         -----------       -------------        -------------
Increase (decrease) in net assets
  resulting from principal transactions          (2,190,019)           (248,865)            (35,271)            (387,186)
                                              -------------         -----------       -------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (2,006,700)           (242,256)            (78,244)            (473,704)
NET ASSETS:
   Beginning of year                              2,148,148             242,256           1,527,624            3,179,878
                                              -------------         -----------       -------------        -------------
   End of year                                 $    141,448          $        -        $  1,449,380         $  2,706,174
                                              =============         ===========       =============        =============
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                $     28,308          $    5,283        $    (10,070)        $      2,631
   Net realized gain (loss) on
     investments                                     25,308                 496              27,211              102,275
   Capital gain distributions from
     mutual funds                                    18,677               7,142                   -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                    104,897               5,008             242,771              161,330
                                              -------------         -----------       -------------        -------------
Increase (decrease) in net assets
  resulting from operations                         177,190              17,929             259,912              266,236
                                              -------------         -----------       -------------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                         (42,521)                 (1)            153,702              408,605
   Cost of insurance                                (43,782)             (4,469)           (123,092)            (279,383)
   Policy loans                                           -                   -             (10,518)             (94,643)
   Death benefits                                         -                   -                   -               (2,501)
   Withdrawals                                     (271,703)                  -             (48,988)            (166,895)
                                              -------------         -----------       -------------        -------------
Increase (decrease) in net assets
  resulting from principal transactions            (358,006)             (4,470)            (28,896)            (134,817)
                                              -------------         -----------       -------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (180,816)             13,459             231,016              131,419
NET ASSETS:
   Beginning of year                              2,328,964             228,797           1,296,608            3,048,459
                                              -------------         -----------       -------------        -------------
   End of year                                 $  2,148,148          $  242,256        $  1,527,624         $  3,179,878
                                              =============         ===========       =============        =============

                            See accompanying notes.

                                  VA II - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                            Sub-accounts
                                         ---------------------------------------------------------------------------------
                                             SunAmerica        SunAmerica Blue        SunAmerica         SunAmerica Cash
                                         Balanced Portfolio      Chip Growth        Capital Growth         Management
                                             - Class 1       Portfolio - Class 1  Portfolio - Class 1  Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                  $    9,024            $    (258)           $    (231)        $    (11,537)
   Net realized gain (loss) on
     investments                                      2,537                2,176                   89                 (981)
   Capital gain distributions from
     mutual funds                                         -                    -                    -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                        730               (4,229)                (488)              (3,297)
                                                -----------           ----------           ----------        -------------
Increase (decrease) in net assets
  resulting from operations                          12,291               (2,311)                (630)             (15,815)
                                                -----------           ----------           ----------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                          81,208               (1,050)               1,717              611,421
   Cost of insurance                                (66,847)              (2,178)              (1,620)            (200,267)
   Policy loans                                      (2,728)                  (2)                   -              (14,970)
   Death benefits                                    (2,219)                   -                    -                    -
   Withdrawals                                      (12,123)             (32,557)                   -             (210,023)
                                                -----------           ----------           ----------        -------------
Increase (decrease) in net assets
  resulting from principal transactions              (2,709)             (35,787)                  97              186,161
                                                -----------           ----------           ----------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               9,582              (38,098)                (533)             170,346
NET ASSETS:
   Beginning of year                                825,287               80,245               30,595            1,389,656
                                                -----------           ----------           ----------        -------------
   End of year                                   $  834,869            $  42,147            $  30,062         $  1,560,002
                                                ===========           ==========           ==========        =============
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                  $    9,324            $    (325)           $    (298)        $    (13,158)
   Net realized gain (loss) on
     investments                                     (5,211)              (1,703)                 839              (30,344)
   Capital gain distributions from
     mutual funds                                         -                    -                    -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                     80,903               10,237                  536               26,255
                                                -----------           ----------           ----------        -------------
Increase (decrease) in net assets
  resulting from operations                          85,016                8,209                1,077              (17,247)
                                                -----------           ----------           ----------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                          55,695                6,360               (8,793)             155,023
   Cost of insurance                                (64,229)              (2,446)              (1,135)            (185,774)
   Policy loans                                     (21,005)                  (6)                   -              (20,407)
   Death benefits                                    (9,470)                   -                    -             (189,772)
   Withdrawals                                     (115,776)                   -                    -             (735,595)
                                                -----------           ----------           ----------        -------------
Increase (decrease) in net assets
  resulting from principal transactions            (154,785)               3,908               (9,928)            (976,525)
                                                -----------           ----------           ----------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (69,769)              12,117               (8,851)            (993,772)
NET ASSETS:
   Beginning of year                                895,056               68,128               39,446            2,383,428
                                                -----------           ----------           ----------        -------------
   End of year                                   $  825,287            $  80,245            $  30,595         $  1,389,656
                                                ===========           ==========           ==========        =============

                            See accompanying notes.

                                  VA II - 18

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                            Sub-accounts
                                         ---------------------------------------------------------------------------------
                                                                                       SunAmerica
                                             SunAmerica        SunAmerica Davis      "Dogs" of Wall        SunAmerica
                                           Corporate Bond        Venture Value     Street Portfolio -   Emerging Markets
                                         Portfolio - Class 1  Portfolio - Class 1       Class 1        Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                   $   22,642         $      9,095          $    3,569         $     (1,957)
   Net realized gain (loss) on
     investments                                         182                8,790               2,715              (10,213)
   Capital gain distributions from
     mutual funds                                      1,888                    -                   -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      (5,516)            (103,288)             19,856             (305,739)
                                                 -----------        -------------         -----------        -------------
Increase (decrease) in net assets
  resulting from operations                           19,196              (85,403)             26,140             (317,909)
                                                 -----------        -------------         -----------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                           73,457               77,069              24,914                8,235
   Cost of insurance                                 (22,408)            (115,297)            (11,333)             (76,843)
   Policy loans                                       (1,756)             (22,629)             (1,578)                (394)
   Death benefits                                          -                 (721)                  -                 (884)
   Withdrawals                                       (21,649)            (106,509)             (8,325)             (36,723)
                                                 -----------        -------------         -----------        -------------
Increase (decrease) in net assets
  resulting from principal transactions               27,644             (168,087)              3,678             (106,609)
                                                 -----------        -------------         -----------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               46,840             (253,490)             29,818             (424,518)
NET ASSETS:
   Beginning of year                                 343,723            1,767,696             216,672            1,253,273
                                                 -----------        -------------         -----------        -------------
   End of year                                    $  390,563         $  1,514,206          $  246,490         $    828,755
                                                 ===========        =============         ===========        =============
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                   $   24,079         $        (30)         $    4,113         $      7,589
   Net realized gain (loss) on
     investments                                      18,787             (186,176)            (13,151)            (207,556)
   Capital gain distributions from
     mutual funds                                          -                    -                   -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      (3,181)             361,061              37,462              385,387
                                                 -----------        -------------         -----------        -------------
Increase (decrease) in net assets
  resulting from operations                           39,685              174,855              28,424              185,420
                                                 -----------        -------------         -----------        -------------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                          (11,557)             224,603              31,972               87,334
   Cost of insurance                                 (22,643)            (129,941)             (9,077)             (79,180)
   Policy loans                                       (5,684)             (36,854)             (9,000)             (16,681)
   Death benefits                                          -               (1,323)                  -               (4,556)
   Withdrawals                                       (30,561)            (122,078)                  -              (37,997)
                                                 -----------        -------------         -----------        -------------
Increase (decrease) in net assets
  resulting from principal transactions              (70,445)             (65,593)             13,895              (51,080)
                                                 -----------        -------------         -----------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (30,760)             109,262              42,319              134,340
NET ASSETS:
   Beginning of year                                 374,483            1,658,434             174,353            1,118,933
                                                 -----------        -------------         -----------        -------------
   End of year                                    $  343,723         $  1,767,696          $  216,672         $  1,253,273
                                                 ===========        =============         ===========        =============

                            See accompanying notes.

                                  VA II - 19

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                 Sub-accounts
                                              ---------------------------------------------------------------------------------
                                                  SunAmerica           SunAmerica
                                                    Equity            Fundamental          SunAmerica           SunAmerica
                                                 Opportunities     Growth Portfolio -      Global Bond        Global Equities
                                              Portfolio - Class 1       Class 1        Portfolio - Class 1  Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                        $     (484)         $   (5,602)          $    6,831           $      956
   Net realized gain (loss) on investments                    691               9,625                2,878                2,008
   Capital gain distributions from mutual
     funds                                                      -                   -                6,273                    -
   Net change in unrealized appreciation
     (depreciation) of investments                         (2,858)            (46,111)               3,630              (53,625)
                                                      -----------         -----------          -----------          -----------
Increase (decrease) in net assets resulting
  from operations                                          (2,651)            (42,088)              19,612              (50,661)
                                                      -----------         -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate option               31,801              82,806               94,935               23,666
   Cost of insurance                                      (22,410)           (112,883)             (36,372)             (37,222)
   Policy loans                                               166                 214               (2,050)              (4,614)
   Death benefits                                               -                   -                    -                 (718)
   Withdrawals                                             (1,848)            (77,716)              (5,066)              (8,106)
                                                      -----------         -----------          -----------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                               7,709            (107,579)              51,447              (26,994)
                                                      -----------         -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     5,058            (149,667)              71,059              (77,655)
NET ASSETS:
   Beginning of year                                      319,958             831,183              416,616              483,613
                                                      -----------         -----------          -----------          -----------
   End of year                                         $  325,016          $  681,516           $  487,675           $  405,958
                                                      ===========         ===========          ===========          ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                        $      (90)         $   (5,608)          $   14,971           $    4,370
   Net realized gain (loss) on investments                (44,963)                706                2,797               (3,347)
   Capital gain distributions from mutual
     funds                                                      -                   -                7,972                    -
   Net change in unrealized appreciation
     (depreciation) of investments                         88,629             118,802               (2,786)              56,627
                                                      -----------         -----------          -----------          -----------
Increase (decrease) in net assets resulting
  from operations                                          43,576             113,900               22,954               57,650
                                                      -----------         -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate option               30,425              91,025               52,772               41,952
   Cost of insurance                                      (22,268)            (97,478)             (31,306)             (37,757)
   Policy loans                                            (4,128)             (2,553)              (3,580)              (5,465)
   Death benefits                                          (1,043)                  -                 (346)                   -
   Withdrawals                                             (5,059)            (43,065)             (31,636)             (14,307)
                                                      -----------         -----------          -----------          -----------
Increase (decrease) in net assets resulting
  from principal transactions                              (2,073)            (52,071)             (14,096)             (15,577)
                                                      -----------         -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    41,503              61,829                8,858               42,073
NET ASSETS:
   Beginning of year                                      278,455             769,354              407,758              441,540
                                                      -----------         -----------          -----------          -----------
   End of year                                         $  319,958          $  831,183           $  416,616           $  483,613
                                                      ===========         ===========          ===========          ===========

                            See accompanying notes.

                                  VA II - 20

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                             Sub-accounts
                                         -----------------------------------------------------------------------------------
                                                                                                             SunAmerica
                                             SunAmerica                                                    International
                                               Growth             SunAmerica        SunAmerica High-        Diversified
                                            Opportunities        Growth-Income         Yield Bond       Equities Portfolio -
                                         Portfolio - Class 1  Portfolio - Class 1  Portfolio - Class 1        Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                   $     (752)        $      3,477           $   17,811            $    6,534
   Net realized gain (loss) on
     investments                                         498               18,327                  356                 2,846
   Capital gain distributions from
     mutual funds                                          -                    -                    -                     -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      (2,216)             103,905              (10,438)              (86,934)
                                                 -----------        -------------          -----------           -----------
Increase (decrease) in net assets
  resulting from operations                           (2,470)             125,709                7,729               (77,554)
                                                 -----------        -------------          -----------           -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                           13,942               71,938               34,409                (1,916)
   Cost of insurance                                  (3,785)            (133,535)             (14,741)              (54,231)
   Policy loans                                            -              (21,732)                 (61)                1,345
   Death benefits                                          -                    -                    -                  (480)
   Withdrawals                                             -              (94,380)             (13,255)              (20,152)
                                                 -----------        -------------          -----------           -----------
Increase (decrease) in net assets
  resulting from principal transactions               10,157             (177,709)               6,352               (75,434)
                                                 -----------        -------------          -----------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                7,687              (52,000)              14,081              (152,988)
NET ASSETS:
   Beginning of year                                  93,459            1,870,041              214,895               559,000
                                                 -----------        -------------          -----------           -----------
   End of year                                    $  101,146         $  1,818,041           $  228,976            $  406,012
                                                 ===========        =============          ===========           ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                   $     (463)        $      3,911           $   25,295            $   16,091
   Net realized gain (loss) on
     investments                                      (4,732)             (45,400)             (30,547)                9,961
   Capital gain distributions from
     mutual funds                                          -                    -                    -                     -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      18,169              227,003               41,606                 6,237
                                                 -----------        -------------          -----------           -----------
Increase (decrease) in net assets
  resulting from operations                           12,974              185,514               36,354                32,289
                                                 -----------        -------------          -----------           -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                           23,908              272,980                  440                78,536
   Cost of insurance                                  (1,834)            (128,250)             (14,439)              (54,308)
   Policy loans                                            -              (20,920)              (1,313)               (4,031)
   Death benefits                                          -                 (533)                   -                  (968)
   Withdrawals                                          (965)             (69,068)             (33,981)              (49,068)
                                                 -----------        -------------          -----------           -----------
Increase (decrease) in net assets
  resulting from principal transactions               21,109               54,209              (49,293)              (29,839)
                                                 -----------        -------------          -----------           -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               34,083              239,723              (12,939)                2,450
NET ASSETS:
   Beginning of year                                  59,376            1,630,318              227,834               556,550
                                                 -----------        -------------          -----------           -----------
   End of year                                    $   93,459         $  1,870,041           $  214,895            $  559,000
                                                 ===========        =============          ===========           ===========

                            See accompanying notes.

                                  VA II - 21

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                           Sub-accounts
                                         --------------------------------------------------------------------------------
                                             SunAmerica
                                           International         SunAmerica        SunAmerica MFS
                                             Growth and       Marsico Focused       Massachusetts       SunAmerica MFS
                                         Income Portfolio -  Growth Portfolio -    Investors Trust       Total Return
                                              Class 1             Class 1        Portfolio - Class 1  Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                  $   14,525          $   (2,549)          $     (274)          $   14,042
   Net realized gain (loss) on
     investments                                      7,602               1,623                2,650                7,976
   Capital gain distributions from
     mutual funds                                         -                   -                    -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                   (114,902)            (12,018)             (14,457)             (13,892)
                                                -----------         -----------          -----------          -----------
Increase (decrease) in net assets
  resulting from operations                         (92,775)            (12,944)             (12,081)               8,126
                                                -----------         -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                          33,548              37,157               30,033               87,205
   Cost of insurance                                (55,794)            (38,045)             (34,992)            (102,188)
   Policy loans                                      (1,349)                437              (10,122)              (3,988)
   Death benefits                                         -                   -                    -                    -
   Withdrawals                                      (52,220)             (8,528)              (2,113)             (70,497)
                                                -----------         -----------          -----------          -----------
Increase (decrease) in net assets
  resulting from principal transactions             (75,815)             (8,979)             (17,194)             (89,468)
                                                -----------         -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (168,590)            (21,923)             (29,275)             (81,342)
NET ASSETS:
   Beginning of year                                721,882             606,921              465,519              790,561
                                                -----------         -----------          -----------          -----------
   End of year                                   $  553,292          $  584,998           $  436,244           $  709,219
                                                ===========         ===========          ===========          ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                  $   22,751          $   (1,850)          $      930           $   19,729
   Net realized gain (loss) on
     investments                                    (84,740)            (24,983)              10,826              (71,482)
   Capital gain distributions from
     mutual funds                                         -                   -                    -                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                    100,744             117,253               31,314              130,207
                                                -----------         -----------          -----------          -----------
Increase (decrease) in net assets
  resulting from operations                          38,755              90,420               43,070               78,454
                                                -----------         -----------          -----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                          45,412              19,013               42,536                1,151
   Cost of insurance                                (61,256)            (36,490)             (36,646)             (94,484)
   Policy loans                                     (16,197)             (7,670)             (26,454)             (17,775)
   Death benefits                                         -                (288)              (1,862)                   -
   Withdrawals                                      (36,456)             (8,052)             (20,493)             (46,467)
                                                -----------         -----------          -----------          -----------
Increase (decrease) in net assets
  resulting from principal transactions             (68,497)            (33,487)             (42,919)            (157,575)
                                                -----------         -----------          -----------          -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (29,742)             56,933                  151              (79,121)
NET ASSETS:
   Beginning of year                                751,624             549,988              465,368              869,682
                                                -----------         -----------          -----------          -----------
   End of year                                   $  721,882          $  606,921           $  465,519           $  790,561
                                                ===========         ===========          ===========          ===========

                            See accompanying notes.

                                  VA II - 22

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                  Sub-accounts
                               ---------------------------------------------------------------------------------
                                 SunAmerica Mid-     SunAmerica Real        SunAmerica           SunAmerica
                                   Cap Growth       Estate Portfolio -      Technology         Telecom Utility
                               Portfolio - Class 1       Class 1        Portfolio - Class 1  Portfolio - Class 1
FOR THE YEAR ENDED
  DECEMBER 31, 2011
OPERATIONS:
   Net investment income
     (loss)                           $    (16,433)         $      897            $    (851)          $    5,977
   Net realized gain (loss)
     on investments                         24,783              12,430                 (210)               1,851
   Capital gain distributions
     from mutual funds                           -                   -                    -                    -
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                          (142,510)             23,036               (6,824)              10,809
                                     -------------         -----------           ----------          -----------
Increase (decrease) in net
  assets resulting from
  operations                              (134,160)             36,363               (7,885)              18,637
                                     -------------         -----------           ----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers
     from (to) other
     Sub-accounts or fixed
     rate option                            99,427             (36,349)               1,718               31,305
   Cost of insurance                      (186,143)            (35,018)              (2,727)             (17,192)
   Policy loans                            (13,829)             (4,516)               1,478                 (122)
   Death benefits                           (2,716)                  -                    -                 (762)
   Withdrawals                            (127,299)            (54,670)             (27,080)              (7,597)
                                     -------------         -----------           ----------          -----------
Increase (decrease) in net
  assets resulting from
  principal transactions                  (230,560)           (130,553)             (26,611)               5,632
                                     -------------         -----------           ----------          -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                              (364,720)            (94,190)             (34,496)              24,269
NET ASSETS:
   Beginning of year                     2,340,092             546,534              114,501              348,113
                                     -------------         -----------           ----------          -----------
   End of year                        $  1,975,372          $  452,344            $  80,005           $  372,382
                                     =============         ===========           ==========          ===========
FOR THE YEAR ENDED
  DECEMBER 31, 2010
OPERATIONS:
   Net investment income
     (loss)                           $    (14,610)         $    5,365            $    (752)          $    6,714
   Net realized gain (loss)
     on investments                         44,764             (71,875)              (1,981)                 502
   Capital gain distributions
     from mutual funds                           -                   -                    -                    -
   Net change in unrealized
     appreciation
     (depreciation) of
     investments                           419,311             144,346               21,730               31,073
                                     -------------         -----------           ----------          -----------
Increase (decrease) in net
  assets resulting from
  operations                               449,465              77,836               18,997               38,289
                                     -------------         -----------           ----------          -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers
     from (to) other
     Sub-accounts or fixed
     rate option                           309,823             114,122                9,346               28,306
   Cost of insurance                      (175,534)            (33,321)              (2,632)             (16,216)
   Policy loans                            (13,213)             (6,910)               2,934               (2,175)
   Death benefits                             (284)                  -                    -                    -
   Withdrawals                             (92,590)            (10,533)              (5,322)                (830)
                                     -------------         -----------           ----------          -----------
Increase (decrease) in net
  assets resulting from
  principal transactions                    28,202              63,358                4,326                9,085
                                     -------------         -----------           ----------          -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                               477,667             141,194               23,323               47,374
NET ASSETS:
   Beginning of year                     1,862,425             405,340               91,178              300,739
                                     -------------         -----------           ----------          -----------
   End of year                        $  2,340,092          $  546,534            $ 114,501           $  348,113
                                     =============         ===========           ==========          ===========

                            See accompanying notes.

                                  VA II - 23

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                        Sub-accounts
                                         -------------------------------------------------------------------------
                                          SunAmerica Total       UIF Mid Cap      VALIC Company I  VALIC Company I
                                             Return Bond      Growth Portfolio -   International   Small Cap Index
                                         Portfolio - Class 1    Class I Shares     Equities Fund        Fund
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                   $    2,662          $      475     $     20,657       $      953
   Net realized gain (loss) on
     investments                                         812                 239          (16,612)         (15,987)
   Capital gain distributions from
     mutual funds                                      3,025                  85                -                -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                         498             (15,344)        (139,485)         (27,908)
                                                 -----------         -----------    -------------      -----------
Increase (decrease) in net assets
  resulting from operations                            6,997             (14,545)        (135,440)         (42,942)
                                                 -----------         -----------    -------------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                          194,781                  (2)               -               (2)
   Cost of insurance                                 (17,416)             (3,402)         (17,277)          (6,984)
   Policy loans                                          133                   -                -                -
   Death benefits                                          -                   -                -                -
   Withdrawals                                             -                   -         (302,007)        (287,829)
                                                 -----------         -----------    -------------      -----------
Increase (decrease) in net assets
  resulting from principal transactions              177,498              (3,404)        (319,284)        (294,815)
                                                 -----------         -----------    -------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              184,495             (17,949)        (454,724)        (337,757)
NET ASSETS:
   Beginning of year                                  95,609             206,169        1,145,480          486,485
                                                 -----------         -----------    -------------      -----------
   End of year                                    $  280,104          $  188,220     $    690,756       $  148,728
                                                 ===========         ===========    =============      ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                   $    1,025          $   (1,306)    $     20,058       $    2,304
   Net realized gain (loss) on
     investments                                       1,943             (12,224)        (768,003)        (203,282)
   Capital gain distributions from
     mutual funds                                          -                   -                -                -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                         558              90,632          740,109          298,989
                                                 -----------         -----------    -------------      -----------
Increase (decrease) in net assets
  resulting from operations                            3,526              77,102           (7,836)          98,011
                                                 -----------         -----------    -------------      -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                           49,354             (13,809)          92,606          (19,664)
   Cost of insurance                                  (3,981)             (5,334)         (28,438)          (9,434)
   Policy loans                                         (636)                  -                -                -
   Death benefits                                          -                   -                -                -
   Withdrawals                                        (9,487)           (358,072)      (1,496,532)        (261,021)
                                                 -----------         -----------    -------------      -----------
Increase (decrease) in net assets
  resulting from principal transactions               35,250            (377,215)      (1,432,364)        (290,119)
                                                 -----------         -----------    -------------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               38,776            (300,113)      (1,440,200)        (192,108)
NET ASSETS:
   Beginning of year                                  56,833             506,282        2,585,680          678,593
                                                 -----------         -----------    -------------      -----------
   End of year                                    $   95,609          $  206,169     $  1,145,480       $  486,485
                                                 ===========         ===========    =============      ===========

                            See accompanying notes.

                                  VA II - 24

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                  Sub-accounts
                                                             ------------------------------------------------------
                                                                                    Van Eck VIP
                                                                 Van Eck VIP        Global Hard     Vanguard VIF
                                                               Emerging Markets    Assets Fund -  Total Bond Market
                                                             Fund - Initial Class  Initial Class   Index Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                                        $      529     $      860         $    5,347
   Net realized gain (loss) on investments                                 (9,471)           632               (254)
   Capital gain distributions from mutual funds                                 -          3,951              1,511
   Net change in unrealized appreciation (depreciation) of
     investments                                                         (101,097)       (60,857)             1,796
                                                                      -----------    -----------        -----------
Increase (decrease) in net assets resulting from operations              (110,039)       (55,414)             8,400
                                                                      -----------    -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
     or fixed rate option                                                  21,839         14,591                 (1)
   Cost of insurance                                                      (35,690)       (26,739)            (2,235)
   Policy loans                                                            (7,762)          (282)                 -
   Death benefits                                                               -              -                  -
   Withdrawals                                                            (17,824)       (15,589)          (172,724)
                                                                      -----------    -----------        -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                            (39,437)       (28,019)          (174,960)
                                                                      -----------    -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (149,476)       (83,433)          (166,560)
NET ASSETS:
   Beginning of year                                                      429,254        333,860            166,560
                                                                      -----------    -----------        -----------
   End of year                                                         $  279,778     $  250,427         $        -
                                                                      ===========    ===========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                                        $   (1,227)    $   (1,572)        $    5,502
   Net realized gain (loss) on investments                                (30,845)        12,379                155
   Capital gain distributions from mutual funds                                 -              -                284
   Net change in unrealized appreciation (depreciation) of
     investments                                                          118,331         47,349              4,044
                                                                      -----------    -----------        -----------
Increase (decrease) in net assets resulting from operations                86,259         58,156              9,985
                                                                      -----------    -----------        -----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts
     or fixed rate option                                                  69,731       (115,539)                (1)
   Cost of insurance                                                      (32,807)       (28,561)            (3,129)
   Policy loans                                                            (8,405)        (1,846)                 -
   Death benefits                                                               -        (20,629)                 -
   Withdrawals                                                            (10,712)       (13,816)                 -
                                                                      -----------    -----------        -----------
Increase (decrease) in net assets resulting from principal
  transactions                                                             17,807       (180,391)            (3,130)
                                                                      -----------    -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   104,066       (122,235)             6,855
NET ASSETS:
   Beginning of year                                                      325,188        456,095            159,705
                                                                      -----------    -----------        -----------
   End of year                                                         $  429,254     $  333,860         $  166,560
                                                                      ===========    ===========        ===========

                            See accompanying notes.

                                  VA II - 25

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

Variable Account II (the "Account") was established by American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) (the "Company") on June 5, 1986, to fund individual and group flexible premium variable universal life insurance policies issued by the Company. Effective in the state of Delaware on December 8, 2009, the Company changed its name from AIG Life Insurance Company to American General Life Insurance Company of Delaware. The Executive Advantage(R) policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life, Polaris Survivorship Life, and the Variable Universal Life Policy are no longer offered. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (2)
             Invesco V.I. Capital Appreciation Fund - Series I (3)
               Invesco V.I. High Yield Fund - Series I (1) (12)
             Invesco V.I. International Growth Fund - Series I (4)
       Invesco Van Kampen V.I. High Yield Fund - Series I (1) (10) (12)
        Invesco Van Kampen V.I. Mid Cap Value Fund - Series I (1) (11)

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
         AllianceBernstein Global Thematic Growth Portfolio - Class A
            AllianceBernstein Growth and Income Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class A
        AllianceBernstein International Growth Portfolio - Class A (1)
            AllianceBernstein Large Cap Growth Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class A
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
            American Century VP Capital Appreciation Fund - Class I
              American Century VP Income & Growth Fund - Class I
             American Century VP International Fund - Class I (1)

                             ANCHOR SERIES TRUST:
           Anchor Series Trust Asset Allocation Portfolio - Class 1
         Anchor Series Trust Capital Appreciation Portfolio - Class 1
      Anchor Series Trust Government and Quality Bond Portfolio - Class 1
                Anchor Series Trust Growth Portfolio - Class 1
           Anchor Series Trust Natural Resources Portfolio - Class 1

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
          BlackRock Capital Appreciation V.I. Fund - Class I (1) (6)
          BlackRock U.S. Government Bond V.I. Fund - Class I (1) (13)
             BlackRock Value Opportunities V.I. Fund - Class I (1)

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
        Credit Suisse International Equity Flex III Portfolio (1) (14)
              Credit Suisse U.S. Equity Flex I Portfolio (1) (15)

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

                                   VA II -26

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class
            Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
              Fidelity(R) VIP Index 500 Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
 Franklin Templeton Templeton Developing Markets Securities Fund - Class 2 (1)
        Franklin Templeton Templeton Foreign Securities Fund - Class 2 Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 (1) (5)
       Franklin Templeton Templeton Growth Securities Fund - Class 2 (1)

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
 Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares
     Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares

                           JPMORGAN INSURANCE TRUST:
            JPMorgan Insurance Trust Core Bond Portfolio - Class 1
        JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 (1)
           JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
               Neuberger Berman AMT Partners Portfolio - Class I
         Neuberger Berman AMT Short Duration Bond Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer Main Street Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
           PIMCO VIT High Yield Portfolio - Administrative Class (1)
   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class (1)
            PIMCO VIT Real Return Portfolio - Administrative Class
           PIMCO VIT Short-Term Portfolio - Administrative Class (1)
            PIMCO VIT Total Return Portfolio - Administrative Class

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
             SunAmerica "Dogs" of Wall Street Portfolio - Class 1
               SunAmerica Aggressive Growth Portfolio - Class 1
                SunAmerica Alliance Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1
                SunAmerica Blue Chip Growth Portfolio - Class 1
                 SunAmerica Capital Growth Portfolio - Class 1
                SunAmerica Cash Management Portfolio - Class 1
                 SunAmerica Corporate Bond Portfolio - Class 1
              SunAmerica Davis Venture Value Portfolio - Class 1
                SunAmerica Emerging Markets Portfolio - Class 1
              SunAmerica Equity Opportunities Portfolio - Class 1
               SunAmerica Fundamental Growth Portfolio - Class 1
                  SunAmerica Global Bond Portfolio - Class 1
                SunAmerica Global Equities Portfolio - Class 1
              SunAmerica Growth Opportunities Portfolio - Class 1

                                  VA II - 27

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

              SUNAMERICA SERIES TRUST ("SUNAMERICA"): - CONTINUED
                 SunAmerica Growth-Income Portfolio - Class 1
                SunAmerica High-Yield Bond Portfolio - Class 1
       SunAmerica International Diversified Equities Portfolio - Class 1
        SunAmerica International Growth and Income Portfolio - Class 1
             SunAmerica Marsico Focused Growth Portfolio - Class 1
       SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1
                SunAmerica MFS Total Return Portfolio - Class 1
                 SunAmerica Mid-Cap Growth Portfolio - Class 1
                  SunAmerica Real Estate Portfolio - Class 1
                   SunAmerica Technology Portfolio - Class 1
                SunAmerica Telecom Utility Portfolio - Class 1
               SunAmerica Total Return Bond Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
          UIF Emerging Markets Equity Portfolio - Class I Shares (1)
                 UIF Mid Cap Growth Portfolio - Class I Shares

                               VALIC COMPANY I:
                  VALIC Company I International Equities Fund
                    VALIC Company I Mid Cap Index Fund (1)
                     VALIC Company I Small Cap Index Fund

                      VAN ECK VIP TRUST ("VAN ECK"): (7)
             Van Eck VIP Emerging Markets Fund - Initial Class (8)
            Van Eck VIP Global Hard Assets Fund - Initial Class (9)

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
               Vanguard(R) VIF Total Bond Market Index Portfolio
            Vanguard(R) VIF Total Stock Market Index Portfolio (1)

(1)  Sub-accounts had no activity in current year.
(2) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(3) Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
(4) Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(5) Effective April 30, 2010, Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 was closed and liquidated.
(6) Effective May 1, 2010, BlackRock Fundamental Growth V.I. Fund - Class I changed its name to BlackRock Capital Appreciation V.I. Fund - Class I.
(7) Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
(8) Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
(9) Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
(10) Effective June 1, 2010, UIF High Yield Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. High Yield Fund - Series I.
(11) Effective June 1, 2010, UIF U.S. Mid Cap Value Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. Mid Cap Value Fund - Series I.
(12) Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series I was acquired by Invesco V.I. High Yield Fund - Series I.

                                  VA II - 28

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

(13) Effective October 1, 2011, BlackRock Government Income V.I. Fund - Class I changed its name to BlackRock U.S. Government Bond V.I. Fund - Class I.
(14) Effective October 21, 2011, Credit Suisse International Equity Flex III Portfolio was closed and liquidated.
(15) Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the appropriate policy prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principals followed by the Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                  VA II - 29

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most Account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Account assets measured at fair value as of December 31, 2011 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and respective hierarchy levels. As all assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

NOTE 4 - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of premium expense charges for each policy follows:

---------------------------------------------------------------------------------
POLICIES                            PREMIUM EXPENSE CHARGES
---------------------------------------------------------------------------------
Variable Universal Life Policy and  5% of each premium payment plus the state
Gallery Life                        specific premium taxes.
---------------------------------------------------------------------------------
Executive Advantage                 The maximum charge is 9% of each premium
                                    payment.
---------------------------------------------------------------------------------
Gemstone Life                       5% of each premium payment up to the target
                                    premium amount plus 2% of any premium paid
                                    in excess of the target premium amount for
                                    policy years 1-10. 3% of each premium
                                    payment up to the target premium amount plus
                                    2% of any premium paid in excess of the
                                    target premium amount beginning in policy
                                    year 11. The maximum charge is 8% of each
                                    premium payment.
---------------------------------------------------------------------------------
Polaris Life and Polaris            Currently 5% for the first 10 policy years
Survivorship Life                   and 3% thereafter. The maximum charge
                                    allowed is 8% of each premium payment.
---------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

                                  VA II - 30

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED


                                    MORTALITY AND EXPENSE RISK AND MORTALITY AND EXPENSE RISK AND
                                    ADMINISTRATIVE CHARGES CURRENT     ADMINISTRATIVE CHARGES
POLICIES                                 MINIMUM ANNUAL RATE            MAXIMUM ANNUAL RATE
-------------------------------------------------------------------------------------------------
Variable Universal Life Policy and
Gallery Life                                     0.90%                          0.90%
-------------------------------------------------------------------------------------------------
Executive Advantage                              0.10%                          1.00%
-------------------------------------------------------------------------------------------------
Gemstone Life                                    0.75%                          0.90%
-------------------------------------------------------------------------------------------------
Polaris Life and Polaris
Survivorship Life                                0.75%                          0.90%
-------------------------------------------------------------------------------------------------

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other sub-accounts or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). For any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VA II - 31

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                  Proceeds from
Sub-accounts                                    Cost of Purchases     Sales
-------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy
  Portfolio - Class A                               $      31,607 $      30,047
AllianceBernstein Global Thematic Growth
  Portfolio - Class A                                      95,179       198,605
AllianceBernstein Growth and Income Portfolio
  - Class A                                                86,567       410,984
AllianceBernstein Growth Portfolio - Class A               45,011       187,256
AllianceBernstein Intermediate Bond Portfolio
  - Class A                                                 4,650         7,145
AllianceBernstein Large Cap Growth Portfolio -
  Class A                                                  76,696       115,796
AllianceBernstein Money Market Portfolio -
  Class A                                                 193,898       169,897
AllianceBernstein Real Estate Investment
  Portfolio - Class A                                     104,032        71,580
AllianceBernstein Small Cap Growth Portfolio -
  Class A                                                  62,839        44,659
American Century VP Capital Appreciation Fund
  - Class I                                                15,239        28,956
American Century VP Income & Growth Fund -
  Class I                                                  11,968        34,434
Anchor Series Trust Asset Allocation Portfolio
  - Class 1                                                23,439        30,471
Anchor Series Trust Capital Appreciation
  Portfolio - Class 1                                     187,316       555,528
Anchor Series Trust Government and Quality
  Bond Portfolio - Class 1                                108,787       281,463
Anchor Series Trust Growth Portfolio - Class 1             62,900       166,457
Anchor Series Trust Natural Resources
  Portfolio - Class 1                                     438,333       242,631
BlackRock Basic Value V.I. Fund - Class I                     291       176,759
Dreyfus Stock Index Fund, Inc. - Initial Shares           250,178       399,113
Fidelity VIP Asset Manager Portfolio - Initial
  Class                                                    82,385       102,082
Fidelity VIP Contrafund Portfolio - Initial
  Class                                                   119,794       605,863
Fidelity VIP Growth Portfolio - Initial Class             131,189       208,892
Fidelity VIP High Income Portfolio - Initial
  Class                                                    84,318        88,714
Fidelity VIP Index 500 Portfolio - Initial
  Class                                                     3,549       147,957
Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class                                           126,833       156,476
Fidelity VIP Money Market Portfolio - Initial
  Class                                                   306,530       619,945
Fidelity VIP Overseas Portfolio - Initial Class            21,853        64,114
Franklin Templeton Templeton Foreign
  Securities Fund - Class 2                                 3,421       188,236
Invesco V.I. Capital Appreciation Fund -
  Series I                                                 30,570        49,264
Invesco V.I. International Growth Fund -
  Series I                                                 71,524       200,170
JPMorgan Insurance Trust Core Bond Portfolio -
  Class 1                                                  45,525        32,033
JPMorgan Insurance Trust U.S. Equity Portfolio
  - Class 1                                                11,460        11,191
Neuberger Berman AMT Partners Portfolio -
  Class I                                                  12,657        18,776
Neuberger Berman AMT Short Duration Bond
  Portfolio - Class I                                      12,944        30,073
Oppenheimer Global Securities Fund/VA -
  Non-Service Shares                                       49,491        91,904
Oppenheimer Main Street Fund/VA - Non-Service
  Shares                                                   48,761        53,276
PIMCO VIT Real Return Portfolio -
  Administrative Class                                     43,020     2,192,833
PIMCO VIT Total Return Portfolio -
  Administrative Class                                      3,875       249,181
SunAmerica Aggressive Growth Portfolio - Class
  1                                                       134,545       181,081
SunAmerica Alliance Growth Portfolio - Class 1            180,120       575,249
SunAmerica Balanced Portfolio - Class 1                    59,244        52,932
SunAmerica Blue Chip Growth Portfolio - Class 1             1,551        37,596
SunAmerica Capital Growth Portfolio - Class 1               1,676         1,809
SunAmerica Cash Management Portfolio - Class 1            644,299       469,673
SunAmerica Corporate Bond Portfolio - Class 1             115,089        62,915
SunAmerica Davis Venture Value Portfolio -
  Class 1                                                 113,429       272,423
SunAmerica "Dogs" of Wall Street Portfolio -
  Class 1                                                  41,178        33,932
SunAmerica Emerging Markets Portfolio - Class 1            56,024       164,590
SunAmerica Equity Opportunities Portfolio -
  Class 1                                                  22,882        15,658
SunAmerica Fundamental Growth Portfolio -
  Class 1                                                  59,541       172,722
SunAmerica Global Bond Portfolio - Class 1                155,154        90,612
SunAmerica Global Equities Portfolio - Class 1             34,014        60,052
SunAmerica Growth Opportunities Portfolio -
  Class 1                                                  19,013         9,608

                                  VA II - 32

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED


For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                 Proceeds from
 Sub-accounts                                  Cost of Purchases     Sales
 ------------------------------------------------------------------------------
 SunAmerica Growth-Income Portfolio - Class 1     $      100,459 $      274,691
 SunAmerica High-Yield Bond Portfolio - Class
   1                                                      54,417         30,254
 SunAmerica International Diversified
   Equities Portfolio - Class 1                           50,801        119,703
 SunAmerica International Growth and Income
   Portfolio - Class 1                                    68,082        129,372
 SunAmerica Marsico Focused Growth Portfolio
   - Class 1                                              26,965         38,491
 SunAmerica MFS Massachusetts Investors Trust
   Portfolio - Class 1                                    29,195         46,664
 SunAmerica MFS Total Return Portfolio -
   Class 1                                               101,516        176,943
 SunAmerica Mid-Cap Growth Portfolio - Class 1           122,618        369,612
 SunAmerica Real Estate Portfolio - Class 1               45,722        175,376
 SunAmerica Technology Portfolio - Class 1                56,836         84,298
 SunAmerica Telecom Utility Portfolio - Class
   1                                                      35,515         23,906
 SunAmerica Total Return Bond Portfolio -
   Class 1                                               218,275         35,089
 UIF Mid Cap Growth Portfolio - Class I Shares               771          3,615
 VALIC Company I International Equities Fund              21,878        320,505
 VALIC Company I Small Cap Index Fund                      1,544        295,405
 Van Eck VIP Emerging Markets Fund - Initial
   Class                                                  37,564         76,472
 Van Eck VIP Global Hard Assets Fund -
   Initial Class                                          36,332         59,539
 Vanguard VIF Total Bond Market Index
   Portfolio                                               7,076        175,177

                                  VA II - 33

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2011.

                            Accumulation Units Accumulation Units  Net Increase
Sub-accounts                      Issued            Redeemed        (Decrease)
--------------------------------------------------------------------------------
1   AllianceBernstein
    Balanced Wealth
    Strategy Portfolio -
    Class A                              2,216             (2,706)         (490)
2   AllianceBernstein
    Balanced Wealth
    Strategy Portfolio -
    Class A                              1,118               (754)          364
3   AllianceBernstein
    Global Thematic Growth
    Portfolio - Class A                  8,238            (13,220)       (4,982)
6   AllianceBernstein
    Global Thematic Growth
    Portfolio - Class A                  6,617             (7,741)       (1,124)
3   AllianceBernstein
    Growth and Income
    Portfolio - Class A                  5,983            (11,259)       (5,276)
5   AllianceBernstein
    Growth and Income
    Portfolio - Class A                      -            (17,621)      (17,621)
3   AllianceBernstein
    Growth Portfolio -
    Class A                              7,617            (13,554)       (5,937)
1   AllianceBernstein
    Intermediate Bond
    Portfolio - Class A                    258               (643)         (385)
1   AllianceBernstein
    Large Cap Growth
    Portfolio - Class A                  5,758             (6,043)         (285)
2   AllianceBernstein
    Large Cap Growth
    Portfolio - Class A                    479               (330)          149
6   AllianceBernstein
    Large Cap Growth
    Portfolio - Class A                  3,469             (7,817)       (4,348)
2   AllianceBernstein
    Money Market Portfolio
    - Class A                           15,465            (13,444)        2,021
2   AllianceBernstein Real
    Estate Investment
    Portfolio - Class A                      1                 (1)            -
6   AllianceBernstein Real
    Estate Investment
    Portfolio - Class A                  1,604             (2,933)       (1,329)
1   AllianceBernstein
    Small Cap Growth
    Portfolio - Class A                  4,685             (3,480)        1,205
6   American Century VP
    Capital Appreciation
    Fund - Class I                       1,529             (2,418)         (889)
6   American Century VP
    Income & Growth Fund -
    Class I                              1,345             (3,462)       (2,117)
4   Anchor Series Trust
    Asset Allocation
    Portfolio - Class 1                 17,937            (18,743)         (806)
4   Anchor Series Trust
    Capital Appreciation
    Portfolio - Class 1                 96,052           (110,350)      (14,298)
6   Anchor Series Trust
    Capital Appreciation
    Portfolio - Class 1                  5,152            (10,827)       (5,675)
4   Anchor Series Trust
    Government and Quality
    Bond Portfolio - Class
    1                                   39,200            (50,280)      (11,080)
4   Anchor Series Trust
    Growth Portfolio -
    Class 1                             54,735            (63,256)       (8,521)
6   Anchor Series Trust
    Growth Portfolio -
    Class 1                              2,365             (2,316)           49
4   Anchor Series Trust
    Natural Resources
    Portfolio - Class 1                 10,272            (11,018)         (746)
6   Anchor Series Trust
    Natural Resources
    Portfolio - Class 1                  2,965             (3,343)         (378)
5   BlackRock Basic Value
    V.I. Fund - Class I                      -            (19,913)      (19,913)
1   Dreyfus Stock Index
    Fund, Inc. - Initial
    Shares                              13,691            (21,356)       (7,665)
6   Dreyfus Stock Index
    Fund, Inc. - Initial
    Shares                               6,993             (8,314)       (1,321)
1   Fidelity VIP Asset
    Manager Portfolio -
    Initial Class                        2,724             (4,461)       (1,737)
6   Fidelity VIP Asset
    Manager Portfolio -
    Initial Class                        3,030             (2,699)          331
1   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                        4,806            (10,187)       (5,381)
5   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                            -            (23,312)      (23,312)
5   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                            -               (559)         (559)
6   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                        5,790            (11,465)       (5,675)
1   Fidelity VIP Growth
    Portfolio - Initial
    Class                               11,369            (13,941)       (2,572)
6   Fidelity VIP Growth
    Portfolio - Initial
    Class                                4,999             (6,814)       (1,815)
1   Fidelity VIP High
    Income Portfolio -
    Initial Class                        2,821             (3,287)         (466)
6   Fidelity VIP High
    Income Portfolio -
    Initial Class                        1,478             (2,774)       (1,296)
5   Fidelity VIP Index 500
    Portfolio - Initial
    Class                                    -            (13,818)      (13,818)
1   Fidelity VIP
    Investment Grade Bond
    Portfolio - Initial
    Class                                4,103             (5,307)       (1,204)
6   Fidelity VIP
    Investment Grade Bond
    Portfolio - Initial
    Class                                1,737             (4,182)       (2,445)
1   Fidelity VIP Money
    Market Portfolio -
    Initial Class                       14,365            (28,080)      (13,715)
6   Fidelity VIP Money
    Market Portfolio -
    Initial Class                       22,334            (30,113)       (7,779)
1   Fidelity VIP Overseas
    Portfolio - Initial
    Class                                1,788             (4,152)       (2,364)
5   Franklin Templeton
    Templeton Foreign
    Securities Fund -
    Class 2                                  1            (21,498)      (21,497)
1   Invesco V.I. Capital
    Appreciation Fund -
    Series I                             2,778             (3,650)         (872)
6   Invesco V.I. Capital
    Appreciation Fund -
    Series I                             3,055             (3,871)         (816)
1   Invesco V.I.
    International Growth
    Fund - Series I                      3,474             (8,368)       (4,894)
6   Invesco V.I.
    International Growth
    Fund - Series I                      2,232             (5,080)       (2,848)
6   JPMorgan Insurance
    Trust Core Bond
    Portfolio - Class 1                  3,696             (2,984)          712
6   JPMorgan Insurance
    Trust U.S. Equity
    Portfolio - Class 1                    882               (878)            4
6   Neuberger Berman AMT
    Partners Portfolio -
    Class I                              1,535             (1,855)         (320)

                                  VA II - 34

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2011.

                            Accumulation Units Accumulation Units  Net Increase
Sub-accounts                      Issued            Redeemed        (Decrease)
--------------------------------------------------------------------------------
6   Neuberger Berman AMT
    Short Duration Bond
    Portfolio - Class I                    771             (2,453)       (1,682)
6   Oppenheimer Global
    Securities Fund/VA -
    Non-Service Shares                   5,077             (8,687)       (3,610)
6   Oppenheimer Main
    Street Fund/VA -
    Non-Service Shares                   6,166             (6,642)         (476)
5   PIMCO VIT Real Return
    Portfolio -
    Administrative Class                     -           (178,326)     (178,326)
5   PIMCO VIT Real Return
    Portfolio -
    Administrative Class                     -               (179)         (179)
5   PIMCO VIT Total Return
    Portfolio -
    Administrative Class                     -            (19,517)      (19,517)
4   SunAmerica Aggressive
    Growth Portfolio -
    Class 1                            143,532           (148,943)       (5,411)
6   SunAmerica Aggressive
    Growth Portfolio -
    Class 1                              9,119             (7,246)        1,873
4   SunAmerica Alliance
    Growth Portfolio -
    Class 1                            239,225           (280,095)      (40,870)
6   SunAmerica Alliance
    Growth Portfolio -
    Class 1                              5,343             (7,826)       (2,483)
4   SunAmerica Balanced
    Portfolio - Class 1                 47,030            (47,173)         (143)
6   SunAmerica Balanced
    Portfolio - Class 1                  3,488             (3,618)         (130)
4   SunAmerica Blue Chip
    Growth Portfolio -
    Class 1                              7,549            (12,788)       (5,239)
4   SunAmerica Capital
    Growth Portfolio -
    Class 1                              2,054             (2,041)           13
4   SunAmerica Cash
    Management Portfolio -
    Class 1                            139,196           (123,769)       15,427
4   SunAmerica Corporate
    Bond Portfolio - Class
    1                                   16,216            (14,946)        1,270
4   SunAmerica Davis
    Venture Value
    Portfolio - Class 1                 66,817            (74,817)       (8,000)
4   SunAmerica "Dogs" of
    Wall Street Portfolio
    - Class 1                           17,462            (17,183)          279
4   SunAmerica Emerging
    Markets Portfolio -
    Class 1                             35,610            (39,609)       (3,999)
4   SunAmerica Equity
    Opportunities
    Portfolio - Class 1                 26,226            (25,552)          674
4   SunAmerica Fundamental
    Growth Portfolio -
    Class 1                             94,341           (107,888)      (13,547)
4   SunAmerica Global Bond
    Portfolio - Class 1                 15,535            (15,372)          163
6   SunAmerica Global Bond
    Portfolio - Class 1                  3,795             (1,000)        2,795
4   SunAmerica Global
    Equities Portfolio -
    Class 1                             37,947            (40,479)       (2,532)
4   SunAmerica Growth
    Opportunities
    Portfolio - Class 1                 12,592            (10,813)        1,779
4   SunAmerica
    Growth-Income
    Portfolio - Class 1                 85,864            (97,368)      (11,504)
6   SunAmerica
    Growth-Income
    Portfolio - Class 1                  6,090            (13,892)       (7,802)
4   SunAmerica High-Yield
    Bond Portfolio - Class
    1                                   10,995            (10,609)          386
4   SunAmerica
    International
    Diversified Equities
    Portfolio - Class 1                 38,250            (45,962)       (7,712)
4   SunAmerica
    International Growth
    and Income Portfolio -
    Class 1                             54,107            (60,396)       (6,289)
6   SunAmerica Marsico
    Focused Growth
    Portfolio - Class 1                  4,124             (4,822)         (698)
4   SunAmerica MFS
    Massachusetts
    Investors Trust
    Portfolio - Class 1                 44,207            (45,780)       (1,573)
4   SunAmerica MFS Total
    Return Portfolio -
    Class 1                             44,941            (50,439)       (5,498)
4   SunAmerica Mid-Cap
    Growth Portfolio -
    Class 1                             97,122           (109,424)      (12,302)
6   SunAmerica Mid-Cap
    Growth Portfolio -
    Class 1                             12,227            (22,729)      (10,502)
4   SunAmerica Real Estate
    Portfolio - Class 1                 21,381            (26,499)       (5,118)
4   SunAmerica Technology
    Portfolio - Class 1                 42,237            (53,526)      (11,289)
4   SunAmerica Telecom
    Utility Portfolio -
    Class 1                             31,662            (31,235)          427
4   SunAmerica Total
    Return Bond Portfolio
    - Class 1                           13,410             (5,038)        8,372
5   UIF Mid Cap Growth
    Portfolio - Class I
    Shares                                   -               (258)         (258)
5   VALIC Company I
    International Equities
    Fund                                     -            (39,405)      (39,405)
5   VALIC Company I
    International Equities
    Fund                                     -             (1,428)       (1,428)
5   VALIC Company I Small
    Cap Index Fund                           -            (29,634)      (29,634)
5   VALIC Company I Small
    Cap Index Fund                           1               (227)         (226)
1   Van Eck VIP Emerging
    Markets Fund - Initial
    Class                                1,894             (3,629)       (1,735)
1   Van Eck VIP Global
    Hard Assets Fund -
    Initial Class                          854             (1,562)         (708)
5   Vanguard VIF Total
    Bond Market Index
    Portfolio                                -            (14,380)      (14,380)

                                  VA II - 35

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED



Summary of Changes in Units for the year ended December 31, 2010.

                            Accumulation Units Accumulation Units  Net Increase
Sub-accounts                      Issued            Redeemed        (Decrease)
--------------------------------------------------------------------------------
1   AllianceBernstein
    Balanced Wealth
    Strategy Portfolio -
    Class A                              2,352             (8,714)       (6,362)
2   AllianceBernstein
    Balanced Wealth
    Strategy Portfolio -
    Class A                                485               (447)           38
3   AllianceBernstein
    Global Thematic Growth
    Portfolio - Class A                  5,338            (11,886)       (6,548)
6   AllianceBernstein
    Global Thematic Growth
    Portfolio - Class A                  5,237            (10,222)       (4,985)
3   AllianceBernstein
    Growth and Income
    Portfolio - Class A                  5,088            (12,864)       (7,776)
5   AllianceBernstein
    Growth and Income
    Portfolio - Class A                      -               (339)         (339)
3   AllianceBernstein
    Growth Portfolio -
    Class A                              8,153            (17,236)       (9,083)
1   AllianceBernstein
    Intermediate Bond
    Portfolio - Class A                    930               (454)          476
1   AllianceBernstein
    Large Cap Growth
    Portfolio - Class A                  3,154             (5,259)       (2,105)
2   AllianceBernstein
    Large Cap Growth
    Portfolio - Class A                    236               (218)           18
6   AllianceBernstein
    Large Cap Growth
    Portfolio - Class A                  6,612             (4,181)        2,431
2   AllianceBernstein
    Money Market Portfolio
    - Class A                           27,422            (17,112)       10,310
2   AllianceBernstein Real
    Estate Investment
    Portfolio - Class A                      -                (18)          (18)
6   AllianceBernstein Real
    Estate Investment
    Portfolio - Class A                  2,108             (2,141)          (33)
1   AllianceBernstein
    Small Cap Growth
    Portfolio - Class A                  2,286             (4,731)       (2,445)
6   American Century VP
    Capital Appreciation
    Fund - Class I                      10,299             (2,832)        7,467
6   American Century VP
    Income & Growth Fund -
    Class I                              1,892             (3,548)       (1,656)
4   Anchor Series Trust
    Asset Allocation
    Portfolio - Class 1                  1,428             (4,446)       (3,018)
4   Anchor Series Trust
    Capital Appreciation
    Portfolio - Class 1                 11,995            (20,548)       (8,553)
6   Anchor Series Trust
    Capital Appreciation
    Portfolio - Class 1                  5,646             (8,373)       (2,727)
4   Anchor Series Trust
    Government and Quality
    Bond Portfolio - Class
    1                                    5,742            (11,282)       (5,540)
4   Anchor Series Trust
    Growth Portfolio -
    Class 1                              7,737             (8,670)         (933)
6   Anchor Series Trust
    Growth Portfolio -
    Class 1                              2,802             (8,463)       (5,661)
4   Anchor Series Trust
    Natural Resources
    Portfolio - Class 1                  1,774             (2,862)       (1,088)
6   Anchor Series Trust
    Natural Resources
    Portfolio - Class 1                  2,074             (1,791)          283
5   BlackRock Basic Value
    V.I. Fund - Class I                      -               (386)         (386)
1   Dreyfus Stock Index
    Fund, Inc. - Initial
    Shares                              12,851            (19,032)       (6,181)
6   Dreyfus Stock Index
    Fund, Inc. - Initial
    Shares                               7,324             (9,348)       (2,024)
1   Fidelity VIP Asset
    Manager Portfolio -
    Initial Class                        2,668             (5,622)       (2,954)
6   Fidelity VIP Asset
    Manager Portfolio -
    Initial Class                        4,566             (3,878)          688
1   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                        8,528             (8,230)          298
5   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                            1               (454)         (453)
5   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                            -           (105,688)     (105,688)
5   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                      108,964            (74,246)       34,718
6   Fidelity VIP
    Contrafund Portfolio -
    Initial Class                        4,291            (12,415)       (8,124)
1   Fidelity VIP Growth
    Portfolio - Initial
    Class                               14,234            (16,469)       (2,235)
6   Fidelity VIP Growth
    Portfolio - Initial
    Class                                5,346            (10,365)       (5,019)
1   Fidelity VIP High
    Income Portfolio -
    Initial Class                        1,646             (6,833)       (5,187)
6   Fidelity VIP High
    Income Portfolio -
    Initial Class                        1,178             (2,453)       (1,275)
5   Fidelity VIP Index 500
    Portfolio - Initial
    Class                                    1               (250)         (249)
5   Fidelity VIP Index 500
    Portfolio - Initial
    Class                                    -                  -             -
1   Fidelity VIP
    Investment Grade Bond
    Portfolio - Initial
    Class                                1,578            (10,807)       (9,229)
6   Fidelity VIP
    Investment Grade Bond
    Portfolio - Initial
    Class                                1,330             (2,357)       (1,027)
1   Fidelity VIP Money
    Market Portfolio -
    Initial Class                       14,910            (13,525)        1,385
6   Fidelity VIP Money
    Market Portfolio -
    Initial Class                       44,742            (24,748)       19,994
1   Fidelity VIP Overseas
    Portfolio - Initial
    Class                                1,905             (7,251)       (5,346)
5   Franklin Templeton
    Templeton Foreign
    Securities Fund -
    Class 2                                  -               (418)         (418)
6   Franklin Templeton
    Templeton Global Asset
    Allocation Fund -
    Class 1                                293            (28,444)      (28,151)
1   Invesco V.I. Capital
    Appreciation Fund -
    Series I                             3,701             (4,422)         (721)
6   Invesco V.I. Capital
    Appreciation Fund -
    Series I                             2,863             (3,504)         (641)
1   Invesco V.I.
    International Growth
    Fund - Series I                      2,305             (6,452)       (4,147)
6   Invesco V.I.
    International Growth
    Fund - Series I                      4,333             (3,322)        1,011

                                  VA II - 36

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2010.

                            Accumulation Units Accumulation Units  Net Increase
Sub-accounts                      Issued            Redeemed        (Decrease)
--------------------------------------------------------------------------------
6   JPMorgan Insurance
    Trust Core Bond
    Portfolio - Class 1                  1,063             (2,790)       (1,727)
6   JPMorgan Insurance
    Trust U.S. Equity
    Portfolio - Class 1                    568             (1,139)         (571)
6   Neuberger Berman AMT
    Partners Portfolio -
    Class I                              1,977             (2,027)          (50)
6   Neuberger Berman AMT
    Short Duration Bond
    Portfolio - Class I                    506             (1,268)         (762)
6   Oppenheimer Global
    Securities Fund/VA -
    Non-Service Shares                   3,245             (7,354)       (4,109)
6   Oppenheimer Main
    Street Fund/VA -
    Non-Service Shares                   4,387            (16,539)      (12,152)
5   PIMCO VIT Real Return
    Portfolio -
    Administrative Class                     -            (34,229)      (34,229)
5   PIMCO VIT Real Return
    Portfolio -
    Administrative Class                     -             (3,604)       (3,604)
5   PIMCO VIT Real Return
    Portfolio -
    Administrative Class                34,888            (23,772)       11,116
5   PIMCO VIT Total Return
    Portfolio -
    Administrative Class                     -               (370)         (370)
4   SunAmerica Aggressive
    Growth Portfolio -
    Class 1                             19,684            (20,764)       (1,080)
6   SunAmerica Aggressive
    Growth Portfolio -
    Class 1                              4,885             (7,826)       (2,941)
4   SunAmerica Alliance
    Growth Portfolio -
    Class 1                             43,878            (59,964)      (16,086)
6   SunAmerica Alliance
    Growth Portfolio -
    Class 1                              5,435             (6,695)       (1,260)
4   SunAmerica Balanced
    Portfolio - Class 1                  5,480            (16,566)      (11,086)
6   SunAmerica Balanced
    Portfolio - Class 1                  3,104             (7,996)       (4,892)
4   SunAmerica Blue Chip
    Growth Portfolio -
    Class 1                              1,021               (403)          618
4   SunAmerica Capital
    Growth Portfolio -
    Class 1                                546             (2,145)       (1,599)
4   SunAmerica Cash
    Management Portfolio -
    Class 1                             13,330            (93,655)      (80,325)
4   SunAmerica Corporate
    Bond Portfolio - Class
    1                                    1,557             (4,907)       (3,350)
4   SunAmerica Davis
    Venture Value
    Portfolio - Class 1                 11,841            (15,453)       (3,612)
4   SunAmerica "Dogs" of
    Wall Street Portfolio
    - Class 1                            1,841               (745)        1,096
4   SunAmerica Emerging
    Markets Portfolio -
    Class 1                              3,469             (5,507)       (2,038)
4   SunAmerica Equity
    Opportunities
    Portfolio - Class 1                  3,351             (3,664)         (313)
4   SunAmerica Fundamental
    Growth Portfolio -
    Class 1                             13,842            (21,901)       (8,059)
4   SunAmerica Global Bond
    Portfolio - Class 1                  2,039             (2,639)         (600)
6   SunAmerica Global Bond
    Portfolio - Class 1                  1,284             (1,466)         (182)
4   SunAmerica Global
    Equities Portfolio -
    Class 1                              4,904             (6,532)       (1,628)
4   SunAmerica Growth
    Opportunities
    Portfolio - Class 1                  3,848               (558)        3,290
4   SunAmerica
    Growth-Income
    Portfolio - Class 1                 18,603            (17,487)        1,116
6   SunAmerica
    Growth-Income
    Portfolio - Class 1                 15,024             (8,823)        6,201
4   SunAmerica High-Yield
    Bond Portfolio - Class
    1                                      903             (3,597)       (2,694)
4   SunAmerica
    International
    Diversified Equities
    Portfolio - Class 1                  7,557            (11,446)       (3,889)
4   SunAmerica
    International Growth
    and Income Portfolio -
    Class 1                              7,412            (13,856)       (6,444)
6   SunAmerica Marsico
    Focused Growth
    Portfolio - Class 1                  3,792             (6,449)       (2,657)
4   SunAmerica MFS
    Massachusetts
    Investors Trust
    Portfolio - Class 1                  4,419             (8,757)       (4,338)
4   SunAmerica MFS Total
    Return Portfolio -
    Class 1                              8,588            (18,372)       (9,784)
4   SunAmerica Mid-Cap
    Growth Portfolio -
    Class 1                             21,065            (17,554)        3,511
6   SunAmerica Mid-Cap
    Growth Portfolio -
    Class 1                             11,857            (14,770)       (2,913)
4   SunAmerica Real Estate
    Portfolio - Class 1                  4,625             (2,001)        2,624
4   SunAmerica Technology
    Portfolio - Class 1                  5,627             (3,447)        2,180
4   SunAmerica Telecom
    Utility Portfolio -
    Class 1                              2,640             (1,856)          784
4   SunAmerica Total
    Return Bond Portfolio
    - Class 1                            2,418               (660)        1,758
5   UIF Mid Cap Growth
    Portfolio - Class I
    Shares                                   -            (47,743)      (47,743)
5   UIF Mid Cap Growth
    Portfolio - Class I
    Shares                              50,308            (34,279)       16,029
5   VALIC Company I
    International Equities
    Fund                                     -           (255,778)     (255,778)
5   VALIC Company I
    International Equities
    Fund                                     -               (746)         (746)
5   VALIC Company I
    International Equities
    Fund                               278,696           (189,899)       88,797
5   VALIC Company I Small
    Cap Index Fund                           -            (47,053)      (47,053)
5   VALIC Company I Small
    Cap Index Fund                           -               (559)         (559)
5   VALIC Company I Small
    Cap Index Fund                      44,227            (30,136)       14,091
1   Van Eck VIP Emerging
    Markets Fund - Initial
    Class                                2,541             (1,817)          724

                                  VA II - 37

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                            Accumulation Units Accumulation Units  Net Increase
Sub-accounts                      Issued            Redeemed        (Decrease)
--------------------------------------------------------------------------------
1   Van Eck VIP Global
    Hard Assets Fund -
    Initial Class                          470             (6,117)       (5,647)
5   Vanguard VIF Total
    Bond Market Index
    Portfolio                                -               (275)         (275)

Footnotes
 1 Variable Universal Life Policy product.
 2 Gallery Life product.
 3 Variable Universal Life Policy product or Gallery Life product. 4 Polaris product or Polaris Survivorship product.
 5 Executive Advantage product.
 6 Gemstone Life product.

                                  VA II - 38

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                          At December 31                                For the year ended December 31
                ----------------------------------   --------------------------------------------------------------------
                                                         Investment Income
                          Unit Value                          Ratio               Expense Ratio             Total Return
                 Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------------    --------------------------------------------------------------------
AllianceBernstein Balanced Shares Portfolio -
  Class A /(6)/
-------------------------------------------------
2008                  - $    -            $        -  8.44%    to     9.15%   0.90%                   -15.98%
2007             18,817  13.92  to  19.13    262,373  2.54%    to     2.76%   0.90%                     2.12%
AllianceBernstein Balanced Wealth Strategy
  Portfolio - Class A /(6)/
-------------------------------------------------
2011             19,970 $10.76            $  214,804  2.44%                   0.90%                    -3.68%
2010             20,096  11.17               224,414  2.76%    to    29.72%   0.90%                     9.62%
2009             26,420  10.19               269,135  0.77%    to     1.22%   0.90%                    23.76%
2008             17,357   8.23               142,865  0.00%                   0.90%                   -17.69%
AllianceBernstein Global Bond Portfolio - Class A
  /(5)/
-------------------------------------------------
2008                  - $    -            $        - 22.27%                   0.90%                     5.10%
2007              3,433  15.13                51,944  2.96%                   0.90%                     9.36%
AllianceBernstein Global Thematic Growth Portfolio
  - Class A
-------------------------------------------------
2011            103,616 $ 5.83  to  14.26 $1,072,533  0.60%                   0.75%    to     0.90%   -23.92%   to   -23.80%
2010            109,722   7.65  to  18.74  1,511,100  1.53%                   0.75%    to     0.90%    17.87%   to    18.05%
2009            121,255   6.48  to  15.90  1,417,960  0.00%                   0.75%    to     0.90%    52.11%   to    52.34%
2008            131,585   4.25  to  10.45  1,026,747  0.00%                   0.75%    to     0.90%   -47.84%   to   -47.76%
2007            135,857   8.14  to  20.04  2,085,235  0.00%                   0.75%    to     0.90%    19.12%   to    19.29%
AllianceBernstein Growth and Income Portfolio -
  Class A
-------------------------------------------------
2011             45,992 $10.76  to  29.87 $1,373,571  1.44%                   0.20%    to     0.90%     5.37%   to     6.10%
2010             68,889  10.14  to  28.34  1,631,911  0.00%                   0.20%    to     0.90%    12.08%   to    12.87%
2009             77,004   8.99  to  25.29  1,654,602  3.79%    to     4.02%   0.20%    to     0.90%    19.74%   to    20.58%
2008             91,577   7.08  to  21.12  1,683,840  2.10%    to     2.90%   0.20%    to     0.90%   -41.14%   to   -40.72%
2007            126,262  11.98  to  35.88  3,526,488  1.56%    to     2.17%   0.20%    to     0.90%     4.17%   to     4.91%
AllianceBernstein Growth Portfolio - Class A
-------------------------------------------------
2011             71,793 $21.08            $1,513,334  0.00%                   0.90%                     0.34%
2010             77,730  21.01             1,633,002  0.26%                   0.90%                    14.03%
2009             86,813  18.42             1,599,456  0.00%                   0.90%                    32.04%
2008            104,344  13.95             1,455,971  0.00%                   0.90%                   -42.99%
2007            122,194  24.47             2,990,652  0.00%                   0.90%                    12.01%
AllianceBernstein High Yield Portfolio - Class
  A/ (5)/
-------------------------------------------------
2008                  - $    -            $        -  0.00%                   0.90%                    -0.79%
AllianceBernstein Intermediate Bond Portfolio -
  Class A /(5)/
-------------------------------------------------
2011              4,022 $12.56            $   50,522  4.87%                   0.90%                     5.68%
2010              4,407  11.89                52,382  5.27%                   0.90%                     8.22%
2009              3,931  10.98                43,169  3.46%                   0.90%                    17.45%
2008              4,855   9.35                45,397  0.00%                   0.90%                    -6.49%

                                  VA II - 39

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                         At December 31                               For the year ended December 31
                ---------------------------------   -------------------------------------------------------------------
                                                        Investment Income
                         Unit Value                         Ratio               Expense Ratio             Total Return
                Units  Lowest to Highest Net Assets Lowest to Highest/(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
------------------------------------------------    -------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio -
  Class A
------------------------------------------------
2011            73,460 $ 7.83  to  13.54 $  754,333 0.35%                   0.75%    to     0.90%    -3.91%   to    -3.77%
2010            77,944   8.14  to  14.09    821,747 0.44%    to     0.54%   0.75%    to     0.90%     9.11%   to     9.28%
2009            77,598   7.45  to  12.91    760,756 0.14%    to     0.15%   0.75%    to     0.90%    36.29%   to    36.49%
2008            84,958   5.46  to   9.47    623,471 0.00%                   0.75%    to     0.90%   -40.20%   to   -40.11%
2007            93,704   9.11  to  16.50  1,176,244 0.00%                   0.20%    to     0.90%    12.89%   to    13.69%
AllianceBernstein Money Market Portfolio - Class A
------------------------------------------------
2011            14,020 $12.54            $  175,790 0.01%                   0.90%                    -0.88%
2010            11,999  12.65               151,789 0.02%                   0.90%                    -0.89%
2009             1,689  12.76                21,559 0.25%                   0.90%                    -0.73%
2008             5,760  12.86                74,058 2.79%                   0.90%                     0.98%
2007             1,827  12.73                23,259 4.30%                   0.90%                     3.40%
AllianceBernstein Real Estate Investment
  Portfolio - Class A
------------------------------------------------
2011            20,278 $27.69  to  29.12 $  590,417 1.49%                   0.75%    to     0.90%     8.06%   to     8.22%
2010            21,607  25.63  to  26.90    581,316 0.72%    to     1.37%   0.75%    to     0.90%    25.21%   to    25.40%
2009            21,659  20.47  to  21.45    464,664 2.50%    to     3.02%   0.75%    to     0.90%    28.30%   to    28.49%
2008            25,177  15.95  to  16.70    420,331 1.90%    to     2.04%   0.75%    to     0.90%   -36.26%   to   -36.17%
2007            27,098  25.03  to  26.16    708,671 1.45%    to     1.56%   0.75%    to     0.90%   -15.30%   to   -15.17%
AllianceBernstein Small Cap Growth Portfolio -
  Class A
------------------------------------------------
2011            22,939 $16.51            $  378,816 0.00%                   0.90%                     3.53%
2010            21,734  15.95               346,683 0.00%                   0.90%                    35.68%
2009            24,179  11.76               284,273 0.00%                   0.90%                    40.49%
2008            29,187   8.37               244,260 0.00%                   0.90%                   -46.03%
2007            30,679  15.51               475,730 0.00%                   0.90%                    13.05%
AllianceBernstein Utility Income Portfolio -
  Class A /(10)/
------------------------------------------------
2009                 - $    -            $        - 8.66%                   0.75%                     8.93%
2008            21,061   9.74               205,197 3.16%                   0.75%                   -37.06%
2007            20,016  15.48               309,854 2.12%                   0.75%                    21.43%
American Century VP Capital Appreciation Fund -
  Class I
------------------------------------------------
2011            19,055 $13.05            $  248,725 0.00%                   0.75%                    -7.20%
2010            19,944  14.07               280,543 0.00%                   0.75%                    30.31%
2009            12,477  10.79               134,685 0.67%                   0.75%                    36.05%
2008            10,325   7.93                81,919 0.00%                   0.75%                   -46.59%
2007            12,961  14.85               192,530 0.00%                   0.75%                    44.71%
American Century VP Income & Growth Fund - Class I
------------------------------------------------
2011            13,892 $10.82            $  150,357 1.51%                   0.75%                     2.34%
2010            16,009  10.58               169,308 1.50%                   0.75%                    13.29%
2009            17,665   9.33               164,902 4.27%                   0.75%                    17.21%
2008            19,220   7.96               153,066 2.15%                   0.75%                   -35.08%
2007            23,079  12.27               283,091 1.95%                   0.75%                    -0.82%

                                  VA II - 40

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                          At December 31                               For the year ended December 31
                ----------------------------------   -------------------------------------------------------------------
                                                         Investment Income
                          Unit Value                         Ratio                  Expense Ratio             Total Return
                 Units  Lowest to Highest Net Assets Lowest to Highest/(1)/     Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------------    -------------------------------------------------------------------
American Century VP International Fund - Class I
-------------------------------------------------
2011                  - $11.84  to  15.85 $        - 0.00%                      0.20%    to     0.65%   -12.61%   to   -12.22%
2010                  -  13.49  to  18.14          - 0.00%                      0.20%    to     0.65%    12.56%   to    13.07%
2009                  -  11.93  to  16.11          - 0.00%                      0.20%    to     0.65%    32.90%   to    33.50%
2008                  -   8.94  to  12.12          - 0.00%                      0.20%    to     0.65%   -45.18%   to   -44.93%
2007                  -  16.23  to  22.12          - 1.44%                      0.20%    to     0.65%    17.29%   to    17.82%
Anchor Series Trust Asset Allocation Portfolio -
  Class 1
-------------------------------------------------
2011             18,924 $15.99            $  302,672 2.73%                      0.75%                     0.17%
2010             19,730  15.97               315,007 2.53%                      0.75%                    13.01%
2009             22,748  14.13               321,399 3.48%                      0.75%                    21.39%
2008             40,448  11.64               470,794 3.42%                      0.75%                   -23.62%
2007             40,886  15.24               623,068 3.05%                      0.75%                     7.63%
Anchor Series Trust Capital Appreciation Portfolio
  - Class 1
-------------------------------------------------
2011            159,681 $12.67  to  17.14 $2,431,110 0.00%                      0.75%                    -7.74%
2010            179,654  13.73  to  18.58  2,978,623 0.12%                      0.75%                    21.82%
2009            190,935  11.27  to  15.25  2,606,372 0.00%                      0.75%                    35.74%
2008            245,353   8.30  to  11.24  2,514,877 0.00%                      0.75%                   -40.80%
2007            279,015  14.02  to  18.98  4,883,469 0.34%                      0.75%                    26.75%
Anchor Series Trust Government and Quality Bond
  Portfolio - Class 1
-------------------------------------------------
2011             29,913 $17.52            $  524,041 2.45%                      0.75%                     6.29%
2010             40,993  16.48               675,660 4.33%                      0.75%                     4.20%
2009             46,533  15.82               736,030 4.36%                      0.75%                     3.49%
2008             58,861  15.28               899,660 4.57%                      0.75%                     3.56%
2007             49,193  14.76               726,076 3.88%                      0.75%                     5.49%
Anchor Series Trust Growth Portfolio - Class 1
-------------------------------------------------
2011             79,944 $10.43  to  12.17 $  930,245 0.73%                      0.75%                    -6.95%
2010             88,416  11.21  to  13.08  1,110,645 0.66%                      0.75%                    13.29%
2009             95,010   9.89  to  11.55  1,047,098 0.95%                      0.75%                    37.36%
2008            133,591   7.20  to   8.41  1,084,015 0.79%                      0.75%                   -40.86%
2007            147,537  12.18  to  14.21  2,017,728 0.72%                      0.75%                     9.37%
Anchor Series Trust Natural Resources Portfolio -
  Class 1
-------------------------------------------------
2011             20,363 $35.51  to  44.83 $  826,142 0.72%                      0.75%                   -20.86%
2010             21,487  44.87  to  56.65  1,103,109 0.85%                      0.75%                    15.33%
2009             22,292  38.91  to  49.12    998,885 1.48%                      0.75%                    56.88%
2008             29,464  24.80  to  31.31    846,311 1.18%                      0.75%                   -50.17%
2007             30,812  49.77  to  62.83  1,746,629 1.11%                      0.75%                    39.15%
BlackRock Basic Value V.I. Fund - Class I
-------------------------------------------------
2011                  - $ 9.45            $        - 0.30%                      0.20%                    -2.64%
2010             19,913   9.71               193,266 1.59%                      0.20%                    12.58%
2009             20,299   8.62               175,001 2.05%                      0.20%                    30.88%
2008             20,700   6.59  to  10.05    136,361 2.43%                      0.20%    to     0.65%   -37.18%   to   -34.13%
2007             13,713  15.99               219,289 1.59%                      0.65%                     1.16%

                                  VA II - 41

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                          At December 31                               For the year ended December 31
                ----------------------------------   -------------------------------------------------------------------
                                                         Investment Income
                          Unit Value                         Ratio               Expense Ratio             Total Return
                 Units  Lowest to Highest Net Assets Lowest to Highest/(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------------    -------------------------------------------------------------------
Dreyfus Stock Index Fund, Inc. - Initial Shares
-------------------------------------------------
2011            180,429 $10.33  to  24.63 $3,304,407 1.85%                   0.75%    to     0.90%     0.97%   to     1.12%
2010            189,415  10.22  to  24.40  3,472,051 1.73%    to     1.76%   0.75%    to     0.90%    13.81%   to    13.98%
2009            197,620   8.96  to  21.44  3,200,300 1.90%    to     1.98%   0.75%    to     0.90%    25.20%   to    25.39%
2008            227,770   7.15  to  17.12  2,973,977 2.14%    to     2.21%   0.75%    to     0.90%   -37.71%   to   -37.61%
2007            248,195  11.46  to  27.49  5,333,695 1.66%    to     1.72%   0.75%    to     0.90%     4.31%   to     4.46%
Dreyfus VIF Small Company Stock Portfolio -
  Initial Shares /(4)/
-------------------------------------------------
2007                  - $    -            $        - 0.00%                   0.75%    to     0.90%     8.62%   to     8.67%
Fidelity VIP Asset Manager Portfolio - Initial
  Class
-------------------------------------------------
2011             52,446 $13.17  to  23.25 $  988,841 2.02%                   0.75%    to     0.90%    -3.43%   to    -3.29%
2010             53,852  13.62  to  24.08  1,060,825 1.66%                   0.75%    to     0.90%    13.24%   to    13.41%
2009             56,118  12.01  to  21.26    990,924 2.31%                   0.75%    to     0.90%    27.96%   to    28.15%
2008             60,288   9.37  to  16.62    849,376 2.69%                   0.75%    to     0.90%   -29.36%   to   -29.25%
2007             66,707  13.25  to  23.52  1,345,593 5.88%                   0.75%    to     0.90%    14.46%   to    14.64%
Fidelity VIP Contrafund Portfolio - Initial Class
-------------------------------------------------
2011            125,095 $10.38  to  21.61 $2,025,569 0.94%                   0.10%    to     0.90%    -3.40%   to    -2.62%
2010            160,022  10.66  to  22.37  2,605,291 0.84%    to     2.09%   0.10%    to     0.90%    16.17%   to    25.76%
2009            239,270   9.61  to  19.26  3,044,674 1.32%    to     1.47%   0.20%    to     0.90%    34.49%   to    35.44%
2008            236,440   7.11  to  14.32  2,309,457 1.00%    to     1.48%   0.20%    to     0.90%   -43.03%   to   -42.63%
2007            182,960  12.42  to  25.13  3,602,358 0.68%    to     0.95%   0.20%    to     0.90%    16.53%   to    17.36%
Fidelity VIP Growth Portfolio - Initial Class
-------------------------------------------------
2011            168,048 $ 8.74  to  21.89 $2,813,320 0.38%                   0.75%    to     0.90%    -0.69%   to    -0.54%
2010            172,435   8.79  to  22.04  2,904,751 0.27%                   0.75%    to     0.90%    23.06%   to    23.25%
2009            179,689   7.13  to  17.91  2,435,498 0.42%                   0.75%    to     0.90%    27.14%   to    27.33%
2008            196,670   5.60  to  14.09  2,148,511 0.84%                   0.75%    to     0.90%   -47.64%   to   -47.56%
2007            204,009  10.68  to  26.91  4,380,654 0.83%                   0.75%    to     0.90%    25.82%   to    26.01%
Fidelity VIP High Income Portfolio - Initial Class
-------------------------------------------------
2011             25,590 $17.42  to  18.04 $  456,123 6.80%                   0.75%    to     0.90%     3.10%   to     3.26%
2010             27,352  16.87  to  17.49    472,198 7.10%                   0.75%    to     0.90%    12.80%   to    12.97%
2009             33,813  14.93  to  15.51    517,843 8.08%                   0.75%    to     0.90%    42.67%   to    42.88%
2008             37,026  10.45  to  10.87    397,433 9.25%                   0.75%    to     0.90%   -25.66%   to   -25.55%
2007             39,841  14.04  to  14.62    574,892 8.04%                   0.75%    to     0.90%     1.86%   to     2.01%
Fidelity VIP Index 500 Portfolio - Initial Class
-------------------------------------------------
2011                  - $11.49            $        - 0.00%                   0.20%                     1.84%
2010             13,818  11.28  to  15.81    155,861 1.92%                   0.20%    to     0.65%    14.28%   to    14.79%
2009             14,068   9.83  to  13.83    138,231 2.46%                   0.20%    to     0.65%    25.79%   to    26.35%
2008             14,328   7.34  to  11.00    111,419 0.61%                   0.20%    to     0.65%   -37.41%   to   -37.12%
2007             80,631  11.71  to  17.57  1,004,086 4.13%                   0.20%    to     0.65%     4.75%   to     5.23%

                                  VA II - 42

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                          At December 31                               For the year ended December 31
                ----------------------------------   -------------------------------------------------------------------
                                                         Investment Income
                          Unit Value                         Ratio                  Expense Ratio             Total Return
                 Units  Lowest to Highest Net Assets Lowest to Highest/(1)/     Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------------    -------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
-------------------------------------------------
2011             34,988 $17.42  to  22.89 $  730,922  3.19%                     0.75%    to     0.90%     6.37%   to     6.53%
2010             38,637  16.35  to  21.52    752,698  3.34%                     0.75%    to     0.90%     6.84%   to     7.00%
2009             48,893  15.28  to  20.14    905,771  8.69%                     0.75%    to     0.90%    14.69%   to    14.86%
2008             54,366  13.30  to  17.56    868,177  4.17%                     0.75%    to     0.90%    -4.12%   to    -3.97%
2007             56,889  13.85  to  18.32    949,487  4.09%                     0.75%    to     0.90%     3.41%   to     3.56%
Fidelity VIP Money Market Portfolio - Initial Class
-------------------------------------------------
2011            158,362 $11.80  to  14.97 $2,027,826  0.11%                     0.75%    to     0.90%    -0.79%   to    -0.64%
2010            179,856  11.87  to  15.09  2,341,236  0.18%                     0.75%    to     0.90%    -0.66%   to    -0.51%
2009            158,477  11.93  to  15.19  2,094,995  0.77%                     0.75%    to     0.90%    -0.18%   to    -0.03%
2008            177,442  11.94  to  15.21  2,375,847  3.02%                     0.75%    to     0.90%     2.10%   to     2.25%
2007            193,843  11.67  to  14.90  2,547,711  5.78%                     0.75%    to     0.90%     4.26%   to     4.42%
Fidelity VIP Overseas Portfolio - Initial Class
-------------------------------------------------
2011             15,981 $16.08            $  256,912  1.39%                     0.90%                   -17.91%
2010             18,345  19.58               359,238  1.19%                     0.90%                    12.10%
2009             23,691  17.47               413,830  1.80%                     0.90%                    25.40%
2008             32,797  13.93               456,874  2.65%                     0.90%                   -44.31%
2007             35,633  25.01               891,301  3.36%                     0.90%                    16.26%
Franklin Templeton Franklin Money Market Fund -
  Class 1/ (7)/
-------------------------------------------------
2008                  - $    -            $        -  2.44%                     0.45%                     0.90%
2007             25,178  10.62  to  10.75    267,311  5.79%                     0.20%    to     0.65%     3.83%   to     4.30%
Franklin Templeton Templeton Foreign Securities
  Fund - Class 2
-------------------------------------------------
2011                  - $ 8.45            $        -  3.36%                     0.20%                   -10.81%
2010             21,497   9.48               203,692  1.77%                     0.20%                     8.19%
2009             21,915   8.76               191,933  3.07%                     0.20%                    36.77%
2008             22,350   6.40  to  10.11    143,120  2.43%                     0.20%    to     0.65%   -40.76%   to   -35.96%
2007             14,304  17.07               244,106  1.98%                     0.65%                    14.71%
Franklin Templeton Templeton Global Asset
  Allocation Fund - Class 1 /(11)/
-------------------------------------------------
2010                  - $    -            $        - 11.22%                     0.75%                     3.74%
2009             28,151  15.85               446,108  8.90%                     0.75%                    21.30%
2008             28,845  13.06               376,848 11.00%                     0.75%                   -25.53%
2007             31,206  17.54               547,451 19.65%                     0.75%                     9.49%
Invesco V.I. Capital Appreciation Fund - Series I
-------------------------------------------------
2011             47,770 $ 6.92  to  10.03 $  417,913  0.16%                     0.75%    to     0.90%    -8.73%   to    -8.60%
2010             49,458   7.57  to  10.99    473,452  0.72%                     0.75%    to     0.90%    14.45%   to    14.63%
2009             50,821   6.61  to   9.60    424,617  0.62%                     0.75%    to     0.90%    19.99%   to    20.17%
2008             54,284   5.50  to   8.00    382,790  0.00%                     0.75%    to     0.90%   -43.01%   to   -42.92%
2007             60,658   9.63  to  14.04    752,584  0.00%                     0.75%    to     0.90%    11.00%   to    11.17%

                                  VA II - 43

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                         At December 31                               For the year ended December 31
                ---------------------------------   -------------------------------------------------------------------
                                                        Investment Income
                         Unit Value                         Ratio                  Expense Ratio             Total Return
                Units  Lowest to Highest Net Assets Lowest to Highest/(1)/     Lowest to Highest/(2)/  Lowest to Highest/(3)/
------------------------------------------------    -------------------------------------------------------------------
Invesco V.I. International Growth Fund - Series I
------------------------------------------------
2011            43,929 $14.34  to  17.85 $  719,412  1.67%                     0.75%    to     0.90%    -7.58%   to    -7.44%
2010            51,671  15.49  to  19.31    916,566  2.24%                     0.75%    to     0.90%    11.85%   to    12.02%
2009            54,806  13.83  to  17.27    876,613  1.41%                     0.75%    to     0.90%    34.03%   to    34.23%
2008            64,578  10.30  to  12.88    771,456  0.50%                     0.75%    to     0.90%   -40.92%   to   -40.83%
2007            78,045  17.41  to  21.80  1,590,198  0.44%                     0.75%    to     0.90%    13.69%   to    13.86%
Invesco Van Kampen V.I. Mid Cap Value Fund -
  Series I
------------------------------------------------
2011                 - $12.19            $        -  0.00%                     0.45%                     0.47%
2010                 -  12.13                     -  0.00%                     0.45%                    21.69%
2009                 -   9.97                     -  0.00%                     0.45%                    38.58%
2008                 -   7.19                     -  1.62%                     0.45%                   -41.55%
2007            23,060  12.31  to  22.65    283,772  1.15%                     0.20%    to     0.65%     7.14%   to     7.63%
JPMorgan Bond Portfolio/ (8)/
------------------------------------------------
2009                 - $    -            $        - 11.94%                     0.75%                    -1.64%
2008            11,176  10.77               120,362  9.07%                     0.75%                   -16.58%
2007            11,652  12.91               150,436  6.87%                     0.75%                     0.57%
JPMorgan Insurance Trust Core Bond Portfolio -
  Class 1 /(8)/
------------------------------------------------
2011             9,163 $12.23            $  112,059  4.69%                     0.75%                     6.66%
2010             8,451  11.47                96,894  3.47%                     0.75%                     8.42%
2009            10,178  10.58               107,642  0.00%                     0.75%                     5.76%
JPMorgan Insurance Trust U.S. Equity Portfolio -
  Class 1 /(9)/
------------------------------------------------
2011             7,784 $14.61            $  113,760  1.23%                     0.75%                    -2.60%
2010             7,780  15.00               116,745  0.84%                     0.75%                    12.73%
2009             8,351  13.31               111,158  0.00%                     0.75%                    33.11%
JPMorgan U.S. Large Cap Core Equity
  Portfolio /(9)/
------------------------------------------------
2009                 - $    -            $        -  4.97%                     0.75%                    -1.30%
2008            10,255   6.78                69,526  1.33%                     0.75%                   -34.47%
2007            10,766  10.35               111,387  1.04%                     0.75%                     0.90%
Neuberger Berman AMT Partners Portfolio - Class I
------------------------------------------------
2011            11,371 $12.05            $  136,989  0.00%                     0.75%                   -12.02%
2010            11,691  13.69               160,085  0.70%                     0.75%                    14.80%
2009            11,741  11.93               140,047  2.17%                     0.75%                    54.91%
2008            17,886   7.70               137,716  0.65%                     0.75%                   -52.75%
2007            17,450  16.30               284,355  0.72%                     0.75%                     8.51%
Neuberger Berman AMT Short Duration Bond
  Portfolio - Class I
------------------------------------------------
2011            10,151 $12.45            $  126,374  3.66%                     0.75%                    -0.46%
2010            11,833  12.51               147,986  5.17%                     0.75%                     4.50%
2009            12,595  11.97               150,745  8.65%                     0.75%                    12.48%
2008            10,881  10.64               115,782  4.56%                     0.75%                   -14.08%
2007            12,474  12.38               154,465  2.69%                     0.75%                     3.98%

                                  VA II - 44

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                           At December 31                                     For the year ended December 31
                ------------------------------------  -----------------------------------------------------------------------
                                                          Investment Income
                            Unit Value                         Ratio                Expense Ratio              Total Return
                 Units  Lowest to Highest Net Assets  Lowest to Highest /(1)/   Lowest to Highest /(2)/  Lowest to Highest /(3)/
---------------------------------------------------   -----------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Non-Service
  Shares
------------------------------------------------------
2011             39,404 $ 11.74           $   462,505 1.36%                     0.75%                     -8.97%
2010             43,014   12.89               554,648 1.42%                     0.75%                     15.10%
2009             47,123   11.20               527,921 2.22%                     0.75%                     38.73%
2008             53,478    8.08               431,867 1.53%                     0.75%                    -40.64%
2007             53,541   13.60               728,350 1.24%                     0.75%                      5.52%
Oppenheimer Main Street Fund/VA - Non-Service Shares
------------------------------------------------------
2011             38,139 $ 10.59           $   403,982 0.82%                     0.75%                     -0.76%
2010             38,615   10.67               412,157 1.15%                     0.75%                     15.24%
2009             50,767    9.26               470,198 1.87%                     0.75%                     27.33%
2008             57,343    7.27               417,120 1.62%                     0.75%                    -38.93%
2007             61,059   11.91               727,276 0.96%                     0.75%                      3.64%
PIMCO VIT Real Return Portfolio - Administrative
  Class
------------------------------------------------------
2011             10,937 $ 12.62 to  12.93 $   141,448 3.40%                     0.10%    to     0.20%     11.44%   to    11.55%
2010            189,442   11.32 to  13.19   2,148,148 1.44%                     0.10%    to     0.45%      2.89%   to     7.89%
2009            216,159   10.50 to  12.26   2,328,964 3.04%                     0.20%    to     0.45%     17.83%   to    18.12%
2008            213,380    8.89 to  11.07   1,937,932 3.69%                     0.20%    to     0.65%    -11.15%   to    -7.45%
2007            172,055   11.24 to  11.99   2,046,406 4.95%                     0.45%    to     0.65%      9.91%   to    10.13%
PIMCO VIT Total Return Portfolio - Administrative
  Class
------------------------------------------------------
2011                  - $ 12.83           $         - 3.19%                     0.20%                      3.40%
2010             19,517   12.41               242,256 2.45%                     0.20%                      7.89%
2009             19,887   11.50               228,797 5.27%                     0.20%                     13.81%
2008             20,272   10.11 to  12.13     204,927 4.78%                     0.20%    to     0.65%      1.09%   to     4.32%
2007             38,170   11.31 to  11.65     437,539 5.15%                     0.45%    to     0.65%      8.03%   to     8.25%
SunAmerica Aggressive Growth Portfolio - Class 1
------------------------------------------------------
2011            165,733 $  7.07 to   9.26 $ 1,449,380 0.00%                     0.75%                     -2.71%
2010            169,271    7.27 to   9.52   1,527,624 0.00%                     0.75%                     20.26%
2009            173,292    6.04 to   7.91   1,296,608 0.14%                     0.75%                     39.43%
2008            170,282    4.33 to   5.68     915,539 0.65%                     0.75%                    -52.99%
2007            184,839    9.22 to  12.07   2,114,418 0.63%                     0.75%                     -1.24%
SunAmerica Alliance Growth Portfolio - Class 1
------------------------------------------------------
2011            311,279 $  8.61 to   8.71 $ 2,706,174 0.50%                     0.75%                     -3.03%
2010            354,632    8.88 to   8.98   3,179,878 0.80%                     0.75%                      9.42%
2009            371,977    8.11 to   8.21   3,048,459 0.60%                     0.75%                     39.98%
2008            410,595    5.80 to   5.86   2,404,044 0.16%                     0.75%                    -41.18%
2007            456,661    9.86 to   9.97   4,546,600 0.05%                     0.75%                     13.74%
SunAmerica Balanced Portfolio - Class 1
------------------------------------------------------
2011             78,163 $ 10.35 to  10.84 $   834,869 1.84%                     0.75%                      1.51%
2010             78,436   10.20 to  10.68     825,287 1.81%                     0.75%                     11.00%
2009             94,413    9.19 to   9.62     895,056 3.00%                     0.75%                     23.10%
2008            128,726    7.46 to   7.81     994,589 3.34%                     0.75%                    -26.45%
2007            149,012   10.14 to  10.62   1,565,780 2.91%                     0.75%                      4.61%

                                  VA II - 45

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                   At December 31                                           For the year ended December 31
       --------------------------------------       -----------------------------------------------------------------------
                                                        Investment Income
                    Unit Value                               Ratio                Expense Ratio               Total Return
        Units  Lowest to Highest        Net Assets  Lowest to Highest /(1)/   Lowest to Highest /(2)/   Lowest to Highest /(3)/
--------------------------------------------        -----------------------------------------------------------------------
SunAmerica Blue Chip Growth Portfolio -
  Class 1
----------------------------------------------------
2011     6,682 $  6.31                  $    42,147 0.17%                     0.75%                      -6.29%
2010    11,921    6.73                       80,245 0.28%                     0.75%                      11.68%
2009    11,303    6.03                       68,128 0.29%                     0.75%                      35.82%
2008    15,760    4.44                       69,944 0.55%                     0.75%                     -39.46%
2007    21,873    7.33                      160,346 0.34%                     0.75%                      13.21%
SunAmerica Capital Growth Portfolio - Class 1
----------------------------------------------------
2011     4,033 $  7.45                  $    30,062 0.00%                     0.75%                      -2.05%
2010     4,020    7.61                       30,595 0.00%                     0.75%                       8.42%
2009     5,619    7.02                       39,446 0.00%                     0.75%                      42.42%
2008     9,895    4.93                       48,772 0.00%                     0.75%                     -45.57%
2007     7,118    9.06                       64,465 0.95%                     0.75%                      12.70%
SunAmerica Cash Management Portfolio - Class
  1
----------------------------------------------------
2011   130,453 $ 11.96                  $ 1,560,002 0.00%                     0.75%                      -1.02%
2010   115,026   12.08                    1,389,656 0.00%                     0.75%                      -0.98%
2009   195,351   12.20                    2,383,428 2.53%                     0.75%                      -0.70%
2008   198,311   12.29                    2,436,538 2.93%                     0.75%                       0.42%
2007   193,122   12.23                    2,362,757 3.88%                     0.75%                       3.72%
SunAmerica Corporate Bond Portfolio - Class 1
----------------------------------------------------
2011    18,021 $ 21.67                  $   390,563 6.90%                     0.75%                       5.62%
2010    16,751   20.52                      343,723 7.57%                     0.75%                      10.14%
2009    20,101   18.63                      374,483 6.92%                     0.75%                      29.99%
2008    15,476   14.33                      221,803 4.49%                     0.75%                      -8.47%
2007    18,613   15.66                      291,427 3.75%                     0.75%                       4.68%
SunAmerica Davis Venture Value Portfolio -
  Class 1
----------------------------------------------------
2011    72,926 $ 20.76                  $ 1,514,206 1.31%                     0.75%                      -4.94%
2010    80,926   21.84                    1,767,696 0.71%                     0.75%                      11.35%
2009    84,538   19.62                    1,658,434 1.42%                     0.75%                      32.51%
2008   116,856   14.80                    1,730,056 1.73%                     0.75%                     -38.62%
2007   139,771   24.12                    3,371,406 0.89%                     0.75%                       4.86%
SunAmerica "Dogs" of Wall Street Portfolio -
  Class 1
----------------------------------------------------
2011    16,499 $ 14.94                  $   246,490 2.28%                     0.75%                      11.84%
2010    16,220   13.36                      216,672 2.83%                     0.75%                      15.87%
2009    15,124   11.53                      174,353 3.99%                     0.75%                      19.25%
2008    21,755    9.67                      210,320 3.34%                     0.75%                     -27.14%
2007    26,790   13.27                      355,467 2.38%                     0.75%                      -2.67%
SunAmerica Emerging Markets Portfolio -
  Class 1
----------------------------------------------------
2011    36,557 $ 22.67                  $   828,755 0.60%                     0.75%                     -26.64%
2010    40,556   30.90                    1,253,273 1.34%                     0.75%                      17.63%
2009    42,594   26.27                    1,118,933 0.00%                     0.75%                      75.33%
2008    59,199   14.98                      886,971 1.79%                     0.75%                     -56.94%
2007    61,230   34.79                    2,130,462 1.99%                     0.75%                      40.32%

                                  VA II - 46

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                  At December 31                                     For the year ended December 31
       ------------------------------------  -----------------------------------------------------------------------
                                                 Investment Income
                   Unit Value                          Ratio               Expense Ratio               Total Return
        Units  Lowest to Highest Net Assets  Lowest to Highest /(1)/   Lowest to Highest /(2)/   Lowest to Highest /(3)/
------------------------------------------   -----------------------------------------------------------------------
SunAmerica Equity Opportunities Portfolio -
  Class 1
---------------------------------------------
2011    28,161 $ 11.54           $   325,016  0.58%                    0.75%                      -0.85%
2010    27,487   11.64               319,958  0.69%                    0.75%                      16.22%
2009    27,800   10.02               278,455  1.19%                    0.75%                      31.11%
2008    34,960    7.64               267,085  1.57%                    0.75%                     -38.93%
2007    34,314   12.51               429,288  1.75%                    0.75%                      -0.64%
SunAmerica Fundamental Growth Portfolio -
  Class 1
---------------------------------------------
2011    93,966 $  7.25           $   681,516  0.00%                    0.75%                      -6.19%
2010   107,513    7.73               831,183  0.00%                    0.75%                      16.13%
2009   115,572    6.66               769,354  0.00%                    0.75%                      34.96%
2008   131,731    4.93               649,762  0.00%                    0.75%                     -45.25%
2007   141,156    9.01             1,271,719  0.00%                    0.75%                      14.28%
SunAmerica Global Bond Portfolio - Class 1
---------------------------------------------
2011    27,259 $ 16.95 to  18.51 $   487,675  2.23%                    0.75%                       4.96%
2010    24,301   16.15 to  17.64     416,616  4.40%                    0.75%                       5.49%
2009    25,083   15.31 to  16.72     407,758  2.81%                    0.75%                       6.69%
2008    38,928   14.35 to  15.67     592,223  3.58%                    0.75%                       4.88%
2007    39,853   13.68 to  14.94     574,307  0.57%                    0.75%                      10.54%
SunAmerica Global Equities Portfolio -
  Class 1
---------------------------------------------
2011    42,486 $  9.56           $   405,958  0.99%                    0.75%                     -11.05%
2010    45,018   10.74               483,613  1.65%                    0.75%                      13.49%
2009    46,646    9.47               441,540  2.53%                    0.75%                      28.43%
2008    58,075    7.37               428,034  2.36%                    0.75%                     -43.81%
2007    58,621   13.12               769,002  1.23%                    0.75%                      11.03%
SunAmerica Growth Opportunities Portfolio -
  Class 1
---------------------------------------------
2011    17,012 $  5.95           $   101,146  0.00%                    0.75%                      -3.09%
2010    15,233    6.14                93,459  0.00%                    0.75%                      23.41%
2009    11,943    4.97                59,376  0.00%                    0.75%                      17.37%
2008    17,092    4.24                72,397  0.00%                    0.75%                     -36.36%
2007    21,342    6.66               142,042  0.00%                    0.75%                      20.65%
SunAmerica Growth-Income Portfolio - Class 1
---------------------------------------------
2011   182,086 $  9.55 to  10.29 $ 1,818,041  0.94%                    0.75%                       7.53%
2010   201,392    8.88 to   9.57   1,870,041  0.93%                    0.75%                      10.67%
2009   194,075    8.02 to   8.65   1,630,318  1.38%                    0.75%                      27.22%
2008   224,461    6.30 to   6.80   1,482,523  1.17%                    0.75%                     -43.33%
2007   247,908   11.13 to  12.00   2,895,990  0.95%                    0.75%                      10.28%
SunAmerica High-Yield Bond Portfolio -
  Class 1
---------------------------------------------
2011    13,465 $ 17.01           $   228,976  8.78%                    0.75%                       3.50%
2010    13,079   16.43               214,895 12.36%                    0.75%                      13.75%
2009    15,773   14.44               227,834  9.48%                    0.75%                      40.96%
2008    13,854   10.25               141,964 11.73%                    0.75%                     -32.66%
2007    14,869   15.22               226,263  7.32%                    0.75%                       0.62%

                                  VA II - 47

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                  At December 31                                     For the year ended December 31
       ------------------------------------  -----------------------------------------------------------------------
                                                 Investment Income
                   Unit Value                         Ratio                Expense Ratio               Total Return
        Units  Lowest to Highest Net Assets  Lowest to Highest /(1)/   Lowest to Highest /(2)/   Lowest to Highest /(3)/
------------------------------------------   -----------------------------------------------------------------------
SunAmerica International Diversified
  Equities Portfolio - Class 1
---------------------------------------------
2011    46,195 $  8.79           $   406,012 2.13%                     0.75%                     -15.24%
2010    53,907   10.37               559,000 3.56%                     0.75%                       7.69%
2009    57,796    9.63               556,550 1.21%                     0.75%                      28.18%
2008    75,503    7.51               567,220 3.52%                     0.75%                     -39.92%
2007    77,423   12.50               968,063 2.04%                     0.75%                      14.48%
SunAmerica International Growth and Income
  Portfolio - Class 1
---------------------------------------------
2011    54,049 $ 10.24           $   553,292 3.05%                     0.75%                     -14.44%
2010    60,338   11.96               721,882 3.78%                     0.75%                       6.30%
2009    66,782   11.25               751,624 0.00%                     0.75%                      26.80%
2008    73,158    8.88               649,356 2.74%                     0.75%                     -46.31%
2007    89,375   16.53             1,477,656 1.66%                     0.75%                       6.36%
SunAmerica Marsico Focused Growth Portfolio
  - Class 1
---------------------------------------------
2011    46,720 $ 12.52           $   584,998 0.33%                     0.75%                      -2.17%
2010    47,418   12.80               606,921 0.39%                     0.75%                      16.53%
2009    50,075   10.98               549,988 0.81%                     0.75%                      29.73%
2008    55,696    8.47               471,549 0.52%                     0.75%                     -41.26%
2007    57,506   14.41               828,903 0.21%                     0.75%                      12.80%
SunAmerica MFS Massachusetts Investors
  Trust Portfolio - Class 1
---------------------------------------------
2011    40,439 $ 10.79           $   436,244 0.70%                     0.75%                      -2.64%
2010    42,012   11.08               465,519 0.90%                     0.75%                      10.36%
2009    46,350   10.04               465,368 1.36%                     0.75%                      25.79%
2008    44,657    7.98               356,447 1.09%                     0.75%                     -32.94%
2007    52,625   11.90               626,413 1.12%                     0.75%                       9.74%
SunAmerica MFS Total Return Portfolio -
  Class 1
---------------------------------------------
2011    43,060 $ 16.47           $   709,219 2.63%                     0.75%                       1.17%
2010    48,558   16.28               790,561 3.18%                     0.75%                       9.22%
2009    58,342   14.91               869,682 3.54%                     0.75%                      17.59%
2008    73,915   12.68               936,964 3.38%                     0.75%                     -22.60%
2007    81,599   16.38             1,336,467 2.70%                     0.75%                       3.46%
SunAmerica Mid-Cap Growth Portfolio - Class
  1
---------------------------------------------
2011   218,790 $  6.80 to  11.23 $ 1,975,372 0.00%                     0.75%                      -6.63%
2010   241,594    7.29 to  12.02   2,340,092 0.00%                     0.75%                      24.52%
2009   240,995    5.85 to   9.66   1,862,425 0.00%                     0.75%                      41.36%
2008   281,282    4.14 to   6.83   1,582,403 0.00%                     0.75%                     -43.79%
2007   305,617    7.36 to  12.15   3,086,681 0.26%                     0.75%                      16.06%
SunAmerica Real Estate Portfolio - Class 1
---------------------------------------------
2011    17,238 $ 26.24           $   452,344 0.89%                     0.75%                       7.34%
2010    22,356   24.45               546,534 1.84%                     0.75%                      19.00%
2009    19,732   20.54               405,340 1.88%                     0.75%                      28.82%
2008    25,194   15.95               401,775 3.59%                     0.75%                     -44.32%
2007    29,385   28.64               841,550 1.46%                     0.75%                     -14.99%

                                  VA II - 48

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                  At December 31                                     For the year ended December 31
       ------------------------------------  -----------------------------------------------------------------------
                                                 Investment Income
                   Unit Value                        Ratio                Expense Ratio              Total Return
        Units  Lowest to Highest Net Assets  Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
------------------------------------------   -----------------------------------------------------------------------
SunAmerica Technology Portfolio - Class 1
---------------------------------------------
2011    32,812 $  2.44           $    80,005 0.00%                    0.75%                     -6.09%
2010    44,101    2.60               114,501 0.00%                    0.75%                     19.37%
2009    41,921    2.17                91,178 0.00%                    0.75%                     49.28%
2008    65,192    1.46                94,982 0.00%                    0.75%                    -51.50%
2007    55,541    3.00               166,856 0.00%                    0.75%                     21.02%
SunAmerica Telecom Utility Portfolio -
  Class 1
---------------------------------------------
2011    30,494 $ 12.21           $   372,382 2.42%                    0.75%                      5.47%
2010    30,067   11.58               348,113 2.76%                    0.75%                     12.74%
2009    29,283   10.27               300,739 5.27%                    0.75%                     31.08%
2008    30,913    7.84               242,205 2.67%                    0.75%                    -37.91%
2007    27,255   12.62               343,922 2.83%                    0.75%                     20.00%
SunAmerica Total Return Bond Portfolio -
  Class 1
---------------------------------------------
2011    13,089 $ 21.40           $   280,104 2.08%                    0.75%                      5.57%
2010     4,717   20.27                95,609 1.92%                    0.75%                      5.55%
2009     2,959   19.20                56,833 1.66%                    0.75%                     10.76%
2008     4,195   17.34                72,733 3.19%                    0.75%                      4.29%
2007     5,333   16.63                88,672 5.56%                    0.75%                      4.75%
UIF Core Plus Fixed Income Portfolio -
  Class I Shares
---------------------------------------------
2011         - $ 12.20 to  13.50 $         - 0.00%                    0.20%    to     0.65%      4.96%   to      5.44%
2010         -   11.58 to  12.86           - 0.00%                    0.20%    to     0.65%      6.45%   to      6.93%
2009         -   10.83 to  12.08           - 0.00%                    0.20%    to     0.65%      8.93%   to      9.43%
2008         -    9.89 to  11.09           - 0.00%                    0.20%    to     0.65%    -10.79%   to    -10.38%
2007         -   11.04 to  12.43           - 9.34%                    0.20%    to     0.65%      4.77%   to      5.24%
UIF Mid Cap Growth Portfolio - Class I
  Shares
---------------------------------------------
2011    15,771 $ 11.93           $   188,220 0.35%                    0.10%                     -7.21%
2010    16,029   12.86 to  13.97     206,169 0.00%                    0.10%    to     0.45%     30.68%   to     31.72%
2009    47,743   10.60               506,282 0.00%                    0.45%                     56.95%
2008    43,869    6.76               296,394 0.64%                    0.45%                    -47.01%
2007    17,827   12.75               227,278 0.00%                    0.45%                     22.11%
VALIC Company I International Equities Fund
---------------------------------------------
2011    87,369 $  7.41 to   7.91 $   690,756 2.38%                    0.10%    to     0.20%    -13.27%   to    -13.19%
2010   128,202    8.55 to   9.58   1,145,480 0.41%                    0.10%    to     0.45%      7.98%   to     24.39%
2009   295,929    7.90 to   8.87   2,585,680 2.85%                    0.20%    to     0.45%     29.02%   to     29.34%
2008   248,541    6.10 to  11.81   1,677,157 5.02%                    0.20%    to     0.65%    -43.76%   to    -38.95%
2007    98,155   12.20 to  21.00   1,385,545 2.94%                    0.45%    to     0.65%      8.06%   to      8.28%
VALIC Company I Small Cap Index Fund
---------------------------------------------
2011    13,865 $ 10.58 to  10.73 $   148,728 0.49%                    0.10%    to     0.20%     -4.50%   to     -4.40%
2010    43,725   11.08 to  11.22     486,485 0.46%    to     1.32%    0.10%    to     0.45%     25.98%   to     30.13%
2009    77,246    8.77 to   8.79     678,593 1.77%                    0.20%    to     0.45%     27.65%   to     27.97%
2008    71,576    6.86 to  11.00     492,030 2.16%                    0.20%    to     0.65%    -34.90%   to    -31.44%
2007    36,738   10.56 to  16.89     510,636 1.42%                    0.45%    to     0.65%     -2.53%   to     -2.33%

                                  VA II - 49

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                 At December 31                                    For the year ended December 31
       ----------------------------------  -----------------------------------------------------------------------
                                               Investment Income
                  Unit Value                        Ratio                Expense Ratio              Total Return
       Units  Lowest to Highest Net Assets Lowest to Highest /(1)/   Lowest to Highest /(2)/  Lowest to Highest /(3)/
----------------------------------------   -----------------------------------------------------------------------
Van Eck VIP Emerging Markets Fund -
  Initial Class
-------------------------------------------
2011   13,425 $ 20.84           $ 279,778  1.13%                     0.90%                    -26.40%
2010   15,160   28.32             429,254  0.52%                     0.90%                     25.70%
2009   14,436   22.53             325,188  0.18%                     0.90%                    111.27%
2008   18,209   10.66             194,144  0.00%                     0.90%                    -65.10%
2007   21,582   30.55             659,252  0.48%                     0.90%                     36.38%
Van Eck VIP Global Hard Assets Fund -
  Initial Class
-------------------------------------------
2011    6,823 $ 36.71           $ 250,427  1.26%                     0.90%                    -17.20%
2010    7,531   44.33             333,860  0.42%                     0.90%                     28.08%
2009   13,178   34.61             456,095  0.28%                     0.90%                     56.12%
2008   17,599   22.17             390,151  0.36%                     0.90%                    -46.61%
2007   20,292   41.52             842,576  0.09%                     0.90%                     44.05%
Vanguard VIF Total Bond Market Index
  Portfolio
-------------------------------------------
2011        - $ 12.44           $       -  6.68%                     0.20%                      7.44%
2010   14,380   11.58             166,560  3.58%                     0.20%                      6.29%
2009   14,655   10.90             159,705  4.28%                     0.20%                      5.73%
2008   14,941   10.31 to  11.98   154,002  4.24%                     0.20%    to     0.65%      3.07%    to    4.55%
2007   12,980   11.46             148,788  3.94%                     0.65%                      6.29%

/(1)/ These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/ These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/ These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2011, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/ Effective April 30, 2007, Dreyfus VIF Small Company Stock Portfolio -
      Initial Shares was closed and liquidated.

/(5)/ Effective April 25, 2008, AllianceBernstein Global Bond Portfolio - Class
      A and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A, which subsequently changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.

/(6)/ Effective September 26, 2008, AllianceBernstein Balanced Shares - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio - Class A.

/(7)/ Effective April 24, 2009, Franklin Templeton Franklin Money Market Fund -
      Class 1 was closed and liquidated.

/(8)/ Effective April 24, 2009, JPMorgan Bond Portfolio was acquired by
      JPMorgan Insurance Trust Core Bond Portfolio - Class 1.

                                  VA II - 50

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(9)/ Effective April 24, 2009, JPMorgan U.S. Large Cap Core Equity Portfolio was acquired by JPMorgan Insurance Trust Diversified Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1.

/(10)/Effective September 25, 2009, AllianceBernstein Utility Income Portfolio
      - Class A was closed and liquidated.

/(11)/Effective April 30, 2010, Franklin Templeton Templeton Global Asset
      Allocation Fund - Class 1 was closed and liquidated.

                                  VA II - 51

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
VARIABLE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS


The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                  VA II - 52

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

                         INDEX TO FINANCIAL STATEMENTS

                                                                                                           Page
                                                                                                          Numbers
                                                                                                         ---------

Report of Independent Registered Public Accounting Firm                                                     1

Balance Sheets - December 31, 2011 and 2010 (Restated)                                                   2 to 3

Statements of Income (Loss) - Years Ended December 31, 2011, 2010 (Restated) and 2009 (Restated)            4

Statements of Comprehensive Income - Years Ended December 31, 2011, 2010 (Restated) and 2009 (Restated)     5

Statements of Shareholder's Equity - Years Ended December 31, 2011, 2010 (Restated) and 2009 (Restated)     6

Statements of Cash Flows - Years Ended December 31, 2011, 2010 (Restated) and 2009 (Restated)            7 to 8

Notes to Financial Statements                                                                            9 to 59

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company of Delaware:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of comprehensive income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company of Delaware (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

As discussed in Notes 2, 5, 9, 10, 12 and 13 to the financial statements, the Company has restated its 2010 and 2009 financial statements to correct errors.

/S/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 25, 2012

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                BALANCE SHEETS

                                                                                                                December 31,
                                                                                                              -----------------
                                                                                                               2011     2010
                                                                                                              ------ ----------
                                                                                                                     (Restated)
                                                                                                                (In Millions)
ASSETS
Investments:
 Fixed maturity securities, available for sale, at fair value (amortized cost: 2011 - $5,669; 2010 - $5,387)  $6,329   $5,747
 Fixed maturity securities, trading, at fair value                                                                52       50
 Hybrid securities, at fair value (cost: 2011 - $28; 2010 - $0)                                                   22        -
 Equity securities, available for sale, at fair value (cost: 2011 - $10; 2010 - $9)                               11       11
 Mortgage and other loans receivable (net of allowance: 2011 - $5; 2010 - $6)                                    454      490
 Policy loans                                                                                                    235      248
 Investment real estate (net of accumulated depreciation of: 2011 - $7; 2010 - $6)                                18       18
 Partnerships and other invested assets                                                                          157      150
 Short-term investments (portion measured at fair value: 2011 - $44; 2010 - $369)                                 98      567
 Derivative assets, at fair value                                                                                  1        -
                                                                                                              ------   ------
Total investments                                                                                              7,377    7,281

Cash                                                                                                               2        9
Accrued investment income                                                                                         76       76
Reinsurance receivables                                                                                           81       87
Deferred policy acquisition costs                                                                                108      118
Income taxes receivable                                                                                            -       75
Other assets                                                                                                      12        7
Separate account assets, at fair value                                                                         2,174    2,241
                                                                                                              ------   ------
TOTAL ASSETS                                                                                                  $9,830   $9,894
                                                                                                              ======   ======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          BALANCE SHEETS (Continued)

                                                               December 31,
                                                            -------------------
                                                             2011       2010
                                                            ------   ----------
                                                                     (Restated)
                                                            (In Millions, except
                                                               share data)
 LIABILITIES AND SHAREHOLDER'S EQUITY
 Liabilities:
  Future policy benefits                                    $3,024     $2,924
  Policyholder contract deposits                             3,434      3,395
  Policy claims and benefits payable                           100         96
  Other policyholders' funds                                    29         33
  Income taxes payable to parent                                33          -
  Derivative liabilities, at fair value                          5          8
  Other liabilities                                             63         56
  Separate account liabilities                               2,174      2,241
                                                            ------     ------
 TOTAL LIABILITIES                                           8,862      8,753
                                                            ------     ------

 COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)

 SHAREHOLDER'S EQUITY:
  Common stock, $5 par value, 1,000,000 shares authorized,
    976,703 issued and outstanding                               5          5
  Additional paid-in capital                                 1,005      1,274
  Accumulated deficit                                         (236)      (225)
  Accumulated other comprehensive income                       194         87
                                                            ------     ------
 TOTAL SHAREHOLDER'S EQUITY                                    968      1,141
                                                            ------     ------
 TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                 $9,830     $9,894
                                                            ======     ======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                          STATEMENTS OF INCOME (LOSS)

                                                                                                     Years ended December 31,
                                                                                                    --------------------------
                                                                                                    2011     2010       2009
                                                                                                    ----  ---------- ----------
                                                                                                          (Restated) (Restated)
                                                                                                           (In Millions)
REVENUES:
 Premiums and other considerations                                                                  $112     $110       $111
 Net investment income                                                                               415      485        484
 Net realized investment gains (losses):
   Total other-than-temporary impairments on available for sale securities                           (14)     (21)       (60)
   Portion of other-than-temporary impairments on available for sale fixed maturity securities
     recognized in accumulated other comprehensive income                                              1       (4)        (2)
                                                                                                    ----     ----       ----
   Net other-than-temporary impairments on available for sale securities recognized in net income
     (loss)                                                                                          (13)     (25)       (62)
   Other realized investment gains                                                                    44      124         32
                                                                                                    ----     ----       ----
     Total net realized investment gains (losses)                                                     31       99        (30)
 Insurance charges                                                                                   108      101         98
 Other                                                                                                37       45         27
                                                                                                    ----     ----       ----
TOTAL REVENUES                                                                                       703      840        690
                                                                                                    ----     ----       ----

BENEFITS AND EXPENSES:
 Policyholder benefits                                                                               373      338        361
 Interest credited on policyholder contract deposits                                                 150      159        160
 Amortization of deferred policy acquisition costs                                                    12        6         15
 General and administrative expenses, net of deferrals                                                76       68         72
 Commissions, net of deferrals                                                                        28       30         23
                                                                                                    ----     ----       ----
TOTAL BENEFITS AND EXPENSES                                                                          639      601        631
                                                                                                    ----     ----       ----

INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                                                            64      239         59

INCOME TAX EXPENSE (BENEFIT):
 Current                                                                                              22       15         57
 Deferred                                                                                             53      (79)       (83)
                                                                                                    ----     ----       ----
TOTAL INCOME TAX EXPENSE (BENEFIT)                                                                    75      (64)       (26)
                                                                                                    ----     ----       ----

NET INCOME (LOSS)                                                                                   $(11)    $303       $ 85
                                                                                                    ====     ====       ====

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                      STATEMENTS OF COMPREHENSIVE INCOME

                                                                                                     Years ended December 31,
                                                                                                   ---------------------------
                                                                                                    2011     2010       2009
                                                                                                   -----  ---------- ----------
                                                                                                          (Restated) (Restated)
                                                                                                          (In Millions)
NET INCOME (LOSS)                                                                                  $ (11)   $ 303      $  85

OTHER COMPREHENSIVE INCOME:

 Net unrealized gains (losses) of fixed maturity investments on which other-than-temporary credit
   impairments were taken - net of reclassification adjustments                                       (1)      17         36
 Deferred income tax expense on above changes                                                          -       (6)        (6)

 Net unrealized gains on all other invested assets arising during the current period - net of
   reclassification adjustments                                                                      309      236        646
 Deferred income tax expense on above changes                                                       (109)     (89)      (226)

 Insurance loss recognition                                                                         (142)    (234)         -
 Deferred income tax benefit on above changes                                                         50       81          -
                                                                                                   -----    -----      -----

OTHER COMPREHENSIVE INCOME                                                                           107        5        450
                                                                                                   -----    -----      -----

COMPREHENSIVE INCOME                                                                               $  96    $ 308      $ 535
                                                                                                   =====    =====      =====

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                      STATEMENTS OF SHAREHOLDER'S EQUITY

                                                          Years ended December 31,
                                                        ----------------------------
                                                         2011      2010       2009
                                                        ------  ---------- ----------
                                                                (Restated) (Restated)
                                                                (In Millions)
COMMON STOCK:
 Balance at beginning and end of year                   $    5    $    5     $    5

ADDITIONAL PAID-IN CAPITAL:
 Balance at beginning of year                            1,274     1,274      1,223
   Capital contributions from Parent (see Note 12)           1         -         51
   Return of capital                                      (270)        -          -
                                                        ------    ------     ------
 Balance at end of year                                  1,005     1,274      1,274
                                                        ------    ------     ------
ACCUMULATED DEFICIT:
 Balance at beginning of year                             (225)     (528)      (863)
   Cumulative effect of accounting change, net of tax        -         -        250
   Net income (loss)                                       (11)      303         85
                                                        ------    ------     ------
 Balance at end of year                                   (236)     (225)      (528)
                                                        ------    ------     ------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
 Balance at beginning of year                               87        82       (187)
   Cumulative effect of accounting change, net of tax        -         -       (181)
   Other comprehensive income                              107         5        450
                                                        ------    ------     ------
 Balance at end of year                                    194        87         82
                                                        ------    ------     ------
TOTAL SHAREHOLDER'S EQUITY                              $  968    $1,141     $  833
                                                        ======    ======     ======

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                           STATEMENTS OF CASH FLOWS

                                                                                             Years ended December 31,
                                                                                          -----------------------------
                                                                                            2011      2010       2009
                                                                                          -------  ---------- ----------
                                                                                                   (Restated) (Restated)
                                                                                                  (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                         $   (11)  $   303    $    85
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                                            150       159        160
Fees charged for policyholder contract deposits                                               (51)      (40)       (41)
Amortization of deferred policy acquisition costs                                              12         6         15
Net realized investment (gains) losses                                                        (31)      (99)        30
Equity in income of partnerships and other invested assets                                     (9)      (13)       (12)
Depreciation and amortization                                                                   2         -          1
Amortization (accretion) of net premium/discount on investments                               (36)      (50)       (60)
Provision for deferred income taxes                                                            18       (96)      (167)
Unrealized (gains) losses in earnings - net                                                     -       (19)         2
Capitalized interest                                                                          (12)       (1)        (1)
CHANGE IN:
 Hybrid securities, at fair value                                                               6         -          -
 Accrued investment income                                                                      -         3          6
 Amounts due to/from related parties                                                           (5)       12        (79)
 Reinsurance receivables                                                                        6        13          8
 Deferral of deferred policy acquisition costs                                                 (3)       (3)        (3)
 Income taxes currently receivable/payable                                                     31        40         95
 Other assets                                                                                  (5)       12         15
 Future policy benefits                                                                       (39)      (38)       (10)
 Other policyholders' funds                                                                    (4)       (2)         6
 Other liabilities                                                                             16       (26)       (11)
Other, net                                                                                      2        19          1
                                                                                          -------   -------    -------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                                                   37       180         40
                                                                                          -------   -------    -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
 Fixed maturity securities, available for sale                                             (2,354)   (2,830)    (3,130)
 Equity securities                                                                             (3)       (4)        (6)
 Mortgage and other loans                                                                       -       (23)        (1)
 Other investments, excluding short-term investments                                         (105)      (48)      (107)
Sales of:
 Fixed maturity securities, available for sale                                              1,715     2,790      3,071
 Equity securities                                                                              6        10         10
 Other investments, excluding short-term investments                                           32        54         49
Redemptions and maturities of:
 Fixed maturity securities, available for sale                                                424       387        378
 Mortgage and other loans                                                                      40        42         19
 Other investments, excluding short-term investments                                           66        25         47
Change in short-term investments                                                              469      (188)      (216)
                                                                                          -------   -------    -------
   NET CASH PROVIDED BY INVESTING ACTIVITIES                                              $   290   $   215    $   114
                                                                                          -------   -------    -------

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                     STATEMENTS OF CASH FLOWS (Continued)


                                                 Years ended December 31,
                                               ---------------------------
                                                2011     2010       2009
                                               -----  ---------- ----------
                                                      (Restated) (Restated)
                                                      (In Millions)
    CASH FLOWS FROM FINANCING ACTIVITIES
    Policyholder account deposits              $ 186    $  16      $ 128
    Policyholder account withdrawals            (235)    (410)      (315)
    Net exchanges to/(from) separate accounts     (6)      (9)       (19)
    Claims and annuity payments                   (7)      10         (2)
    Cash overdrafts                               (2)       1          4
    Cash capital contribution                      -        -         50
    Return of capital                           (270)       -          -
                                               -----    -----      -----
       NET CASH USED IN FINANCING ACTIVITIES    (334)    (392)      (154)
                                               -----    -----      -----

    INCREASE (DECREASE) IN CASH                   (7)       3          -
    CASH AT BEGINNING OF PERIOD                    9        6          6
                                               -----    -----      -----
    CASH AT END OF PERIOD                      $   2    $   9      $   6
                                               =====    =====      =====

    SUPPLEMENTAL CASH FLOW INFORMATION

    Income taxes paid                          $  26    $  21      $  48
    Interest received                          $   -    $   -      $  (1)

    Non-cash activity:
    Other various non-cash contributions       $   1    $   -      $   1

                See accompanying notes to financial statements

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company of Delaware (the "Company"), is a wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"). The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed and variable annuities, terminal funding annuities, immediate annuities, variable universal life insurance policies, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company has restated financial statements as of December 31, 2010 and for the years ended December 31, 2010 and 2009. Relevant disclosures have been restated in Notes 5, 9, 10, 12 and 13 due to the effects of the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's financial statements. In addition to reserves noted below, other known errors that were deemed not to be material to the financial statements of the years affected have also been corrected in connection with this restatement.

SHADOW LOSS

Insurance-oriented products are reviewed for recoverability of deferred policy acquisition costs ("DAC") and the adequacy of reserves to meet future policy obligations. This review involves significant management judgment in estimating the future profitability of current business. If actual future profitability is substantially lower than estimated, the Company's DAC may be subject to an impairment charge, additional reserves may be required and its results of operations could be significantly affected in future periods. The Company should periodically conduct a review for recognition of losses assuming that the unrealized gains included in accumulated other comprehensive income are actually realized and the proceeds are reinvested at lower yields. Under these circumstances, investment returns may not be sufficient to meet policy obligations. The Company conducted this review in 2011 due to significant unrealized investment appreciation resulting from the low interest rate environment. However, this review was not appropriately completed in 2010. Accordingly, the 2010 financial statements have been restated to reflect the correction of an error related to the impact of unrealized investment appreciation that also occurred during that year. The Company recognized a $234 million pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves. An $81 million deferred tax benefit was recorded related to this adjustment, resulting in a $153 million decrease to comprehensive income and total shareholder's equity, as shown below. No shadow loss adjustments were necessary in 2009.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


RESERVES

Reserves, other than those related to the shadow loss recognition described above, were restated due to certain valuation system or administration system related matters which caused calculated reserves to be either overstated or understated. Of the $242 million future policy benefit reserve adjustments in the table below, $6 million impacted years 2009 and prior.

The following table reflects this restatement and its effect on line items in the financial statements is as follows:

As of and for the year ended December 31, 2010:

                                                 As previously
                                                   reported    Adjustments As restated
                                                 ------------- ----------- -----------
                                                             (In Millions)
Balance Sheet
-------------
   Investment real estate                           $   19        $  (1)     $   18
   Total investments                                 7,282           (1)      7,281
   Reinsurance receivables                              86            1          87
   Income taxes receivable                               -           75          75
   Total assets                                      9,819           75       9,894
   Future policy benefits                            2,682          242       2,924
   Policy claims and benefits payable                   93            3          96
   Income taxes payable to parent                       11          (11)          -
   Total liabilities                                 8,519          234       8,753
   Accumulated deficit                                (219)          (6)       (225)
   Accumulated other comprehensive income              240         (153)         87
   Total shareholder's equity                        1,300         (159)      1,141
   Total liabilities and shareholder's equity        9,819           75       9,894

Statement of Income (Loss)
--------------------------
   Policyholder benefits                               335            3         338
   Total benefits and expenses                         598            3         601
   Income before income tax expense (benefit)          242           (3)        239
   Deferred income tax expense (benefit)               (78)          (1)        (79)
   Total income tax expense (benefit)                  (63)          (1)        (64)
   Net income (loss)                                   305           (2)        303

Statement of Comprehensive Income
---------------------------------
   Net income (loss)                                   305           (2)        303
   Insurance loss recognition                            -         (234)       (234)
   Deferred income tax benefit                           -           81          81
   Other comprehensive income                          158         (153)          5
   Comprehensive income                                463         (155)        308

Statement of Shareholder's Equity
---------------------------------
Accumulated deficit
   Beginning balance                                  (524)          (4)       (528)
   Net income (loss)                                   305           (2)        303
   Ending balance                                     (219)          (6)       (225)
Accumulated other comprehensive income (loss):
   Other comprehensive income                          158         (153)          5
  Balance at end of year                               240         (153)         87
Total shareholder's equity                           1,300         (159)      1,141

Statement of Cash Flows
-----------------------
   Net income (loss)                                   305           (2)        303
   Provision for deferred income taxes                 (95)          (1)        (96)
   Depreciation and amortization                         1           (1)          -
   CHANGE IN:
   Future policy benefits                              (40)           2         (38)
   Other, net                                           17            2          19

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


As of and for the year ended December 31, 2009:

                                                                   As previously
                                                                     reported    Adjustments As restated
                                                                   ------------- ----------- -----------
                                                                               (In Millions)
Statement of Income (Loss)
--------------------------
  Premiums and other considerations                                    $ 109        $  2        $ 111
  Net investment income                                                  483           1          484
  Other realized investment gains                                         31           1           32
  Net realized investment gains (losses)                                 (31)          1          (30)
  Total revenues                                                         686           4          690
  Policyholder benefits                                                  347          14          361
  Total benefits and expenses                                            617          14          631
  Income before income tax expense (benefit)                              69         (10)          59
  Deferred income tax expense (benefit)                                  (79)         (4)         (83)
  Income tax expense (benefit)                                           (22)         (4)         (26)
  Net income (loss)                                                       91          (6)          85

Statement of Comprehensive Income
---------------------------------
  Net income (loss)                                                       91          (6)          85
  Comprehensive income                                                   541          (6)         535

Statement of Shareholder's Equity
---------------------------------
Accumulated deficit
  Beginning balance                                                     (865)          2         (863)
  Net income (loss)                                                       91          (6)          85
  Ending balance                                                        (524)         (4)        (528)
Total shareholder's equity                                               837          (4)         833

Statement of Cash Flows
-----------------------
  Net income (loss)                                                       91          (6)          85
  Net realized investment (gain)/losses                                   31          (1)          30
  Amortization (accretion) of net premium/discount on investment         (59)         (1)         (60)
  Provision for deferred income taxes                                   (163)         (4)        (167)
  CHANGE IN:
  Amounts due to/from related parties                                    (77)         (2)         (79)
  Reinsurance receivables                                                  5           3            8
  Future policy benefits                                                 (13)          3          (10)
  Other policyholders' funds                                              (2)          8            6

Errors which impacted 2009 beginning shareholder's equity balances, although not material, have been corrected and are reflected in the table above.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

    . future policy benefits for life and accident and health contracts; . policyholder contract deposits
    .  recoverability of DAC;
    . estimated gross profits ("EGPs") for investment-oriented products; . other-than-temporary impairments;

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


    . estimates with respect to income taxes, including recoverability of deferred tax assets; and
    . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 4 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include limited payment, endowment, guaranteed renewable term life, universal life and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued in the future by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes, are recorded as a separate component of accumulated other comprehensive income
(loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 4 and 5. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively an accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES
-------------------------

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security, management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

EQUITY SECURITIES
-----------------

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate (net of related collateral), commercial loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

INVESTMENT REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. The Company does not currently hold any real estate classified as available for sale.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates and foreign currencies on cash flows from investment income. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives at fair value in the balance sheets as derivative assets or derivative liabilities. Changes in the fair value of all derivatives, with the exception of those which hedge the Company's guaranteed investment contracts ("GICs") liability, are reported as part of net realized investment gains and losses in the statements of income (loss). The change in fair value of derivatives which hedge the GIC liability are reported in policyholder benefits. See Notes 4 and 6 for additional disclosures.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS

Policy acquisition costs represent those costs, including commissions, underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.0 percent. For the Company's variable annuity policies, because of the limited size of the block of business, a simplified approach was used which combines experience for lapses, death, and market growth.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income (loss).

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 9 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for GMDB are included in policyholder benefits in the statements of income (loss). The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income (loss), as they are recorded directly to policyholder contract deposits upon receipt.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company recorded an increase of approximately $6 million in the estimated reserves for IBNR death claims in 2011 in conjunction with the use of the Social Security Death Master File ("SSDMF") to identify potential claims not yet filed. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that industry-wide regulatory inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), reserves for experience-rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Provisions for experience rating refunds arise from contractual obligations between the Company and the group being insured. Periodic assessments of the experience of the insured group are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the statements of income (loss).

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income (loss). As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

    . Changes in fair value of derivative assets and liabilities, except for those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $13 million and an after-tax decrease in the Company shareholder's equity of approximately $9 million, which consists of an increase in accumulated deficit of approximately $9 million at January 1, 2012. The retrospective adoption will favorably affect income before income tax expense (benefit) by approximately $1 million, $444 thousand and $2 million for the years ended December 31, 2011, 2010, and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts.

RECONSIDERATION OF EFFECTIVE CONTROL FOR SECURED BORROWINGS

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the new standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited.

COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN GAAP AND INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

The standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012, and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 4.

CONSOLIDATION OF INVESTMENTS IN SEPARATE ACCOUNTS

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 5.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for and
(iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 6 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 5 herein for the expanded disclosures.

The Company adopted the standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $69 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $250 million and an increase to accumulated other comprehensive loss of $181 million, net of

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 13 herein). The cumulative effect adjustment resulted in an increase of approximately $279 million in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC.

The standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the accounting standard for other-than-temporary impairments:

                                                                                    (Increase) Decrease to Net Increase in the
                                                             (Increase) Decrease to   Accumulated Other         Company's
                                                              Accumulated Deficit     Comprehensive Loss   Shareholder's Equity
                                                             ---------------------- ---------------------- --------------------
                                                                                       (In Millions)
Net effect of the increase in amortized cost of available
  for sale fixed maturity securities                                  $279                  $(279)                 $ -
Net effect on deferred income tax assets                               (29)                    98                   69
                                                                      ----                  -----                  ---
Net increase in the Company's shareholder's equity                    $250                  $(181)                 $69
                                                                      ====                  =====                  ===

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of the standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The standard was effective beginning October 1, 2009 for the Company. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 4 herein for disclosure.

4. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis
--------------------------------------------

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy
--------------------

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

.. Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Valuation Methodologies
-----------------------

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

.. THE COMPANY'S OWN CREDIT RISK. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, where applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

.. COUNTERPARTY CREDIT RISK. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES - TRADING AND AVAILABLE FOR SALE
----------------------------------------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third-party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS, CDOS AND OTHER ABS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 5 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $39 million. Subsequently and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets, (ii) allocates the estimated future cash flows according to the ML II waterfall, and
(iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structures and terms.

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

See Note 16 for a subsequent event related to ML II.

EQUITY SECURITIES - AVAILABLE FOR SALE AND TRADING
--------------------------------------------------

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

PARTNERSHIPS AND OTHER INVESTED ASSETS
--------------------------------------

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS
----------------------

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

SEPARATE ACCOUNT ASSETS
-----------------------

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the statements of income (loss) and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

DERIVATIVE ASSETS AND LIABILITIES
---------------------------------

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis
------------------------------------------------------------------

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

At December 31, 2011
--------------------

                                                     Level 1 Level 2 Level 3 Total Fair Value
                                                     ------- ------- ------- ----------------
                                                                  (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
 U.S. government obligations                          $  -   $   98   $  -        $   98
 Foreign government                                      -      123      -           123
 States, territories & political subdivisions            -       53     47           100
 Corporate securities                                    -    4,801     84         4,885
 RMBS                                                    -      479    258           737
 CMBS                                                    -      141    132           273
 CDO/ABS                                                 -       51     62           113
                                                      ----   ------   ----        ------
Total fixed maturity securities, available for sale      -    5,746    583         6,329
                                                      ----   ------   ----        ------
Fixed maturity securities, trading:
 CDO/ABS                                                 -        -     52            52
                                                      ----   ------   ----        ------
Total fixed maturity securities, trading                 -        -     52            52
                                                      ----   ------   ----        ------
Hybrid securities:
 RMBS                                                    -        -     22            22
                                                      ----   ------   ----        ------
Total hybrid securities                                  -        -     22            22
                                                      ----   ------   ----        ------
Equity securities, available for sale:
 Common stocks                                           -        -      1             1
 Preferred stocks                                        -       10      -            10
                                                      ----   ------   ----        ------
Total equity securities, available for sale              -       10      1            11
                                                      ----   ------   ----        ------
Partnerships and other invested assets (a)               -        -    103           103
Short-term investments (b)                               -       44      -            44
Derivative assets:
 Interest rate contracts                                 -        1      -             1
                                                      ----   ------   ----        ------
Total derivative assets                                  -        1      -             1
                                                      ----   ------   ----        ------
Separate account assets                                808    1,366      -         2,174
                                                      ----   ------   ----        ------
   Total                                              $808   $7,167   $761        $8,736
                                                      ====   ======   ====        ======

LIABILITIES:
Derivative liabilities:
 Foreign exchange contracts                           $  -   $    5   $  -        $    5
                                                      ----   ------   ----        ------
Total derivative liabilities                             -        5      -             5
                                                      ----   ------   ----        ------
   Total                                              $  -   $    5   $  -        $    5
                                                      ====   ======   ====        ======

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

At December 31, 2010
--------------------

                                                     Level 1 Level 2 Level 3 Total Fair Value
                                                     ------- ------- ------- ----------------
                                                                  (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
 U.S. government obligations                          $ 28   $  166   $  -        $  194
 Foreign government                                      -       31      -            31
 States, territories & political subdivisions            -       30      5            35
 Corporate securities                                    -    4,568     86         4,654
 RMBS                                                    -      254    204           458
 CMBS                                                    -      133    136           269
 CDO/ABS                                                 -       13     93           106
                                                      ----   ------   ----        ------
Total fixed maturity securities, available for sale     28    5,195    524         5,747
                                                      ----   ------   ----        ------
Fixed maturity securities, trading:
 CDO/ABS                                                 -        -     50            50
                                                      ----   ------   ----        ------
Total fixed maturity securities, trading                 -        -     50            50
                                                      ----   ------   ----        ------
Equity securities, available for sale:
 Common stocks                                           2        -      1             3
 Preferred stocks                                        -        8      -             8
                                                      ----   ------   ----        ------
Total equity securities, available for sale              2        8      1            11
                                                      ----   ------   ----        ------
Partnerships and other invested assets (a)               -        1     88            89
Short-term investments (b)                               -      369      -           369
Separate account assets                                957    1,284      -         2,241
                                                      ----   ------   ----        ------
   Total                                              $987   $6,857   $663        $8,507
                                                      ====   ======   ====        ======

LIABILITIES:
Derivative liabilities:
 Foreign exchange contracts                           $  -   $    8   $  -        $    8
                                                      ----   ------   ----        ------
Total derivative liabilities                             -        8      -             8
                                                      ----   ------   ----        ------
   Total                                              $  -   $    8   $  -        $    8
                                                      ====   ======   ====        ======

(a)Amounts presented for partnerships and other invested assets in the table above differ from the amounts presented in the balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

(b)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $54 million and $198 million at December 31, 2011 and 2010, respectively.

At December 31, 2011 and 2010, Level 3 assets were 7.7 percent and 6.7 percent of total assets, respectively. There were no Level 3 liabilities in either period.

Transfers of Level 1 and Level 2 Assets and Liabilities
-------------------------------------------------------

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During the year ended December 31, 2011, the Company transferred certain assets from Level 1 to Level 2, including $2 million of investments in U.S. government obligations. The Company had no transfers from Level 2 to Level 1 during the year ended December 31, 2011.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements
----------------------------------------------------

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income (loss) during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2011 and 2010:

                                                                                                                      Changes in
                                                                                                                      Unrealized
                                                                                                                         Gains
                               Net Realized                                                                            (Losses)
                                   and                                                                                Included in
                                Unrealized                                                                             Income on
                                  Gains      Accumulated     Purchases,                                               Instruments
                   Fair Value    (Losses)       Other     Sales, Issuances                                 Fair Value   Held at
                  Beginning of included in  Comprehensive and Settlements, Gross Transfers Gross Transfers   End of     End of
December 31, 2011     Year        Income    Income (Loss)       Net              In              Out          Year       Year
----------------- ------------ ------------ ------------- ---------------- --------------- --------------- ---------- -----------
                                                                   (In Millions)
ASSETS:
Fixed
 maturity
 securities,
 available
 for sale:
 States,
   territories &
   political
   subdivisions       $  5         $ -           $ 8            $ 42            $  -            $  (8)        $ 47        $ -

   Corporate
   securities           86           2             1              14             146             (165)          84          -
 RMBS                  204          (6)           29              10              21                -          258          -
 CMBS                  136           -             2             (16)             10                -          132          -
 CDO/ABS                93           -             1               8              48              (88)          62          -
                      ----         ---           ---            ----            ----            -----         ----        ---
Total
 fixed
 maturity
 securities,
 available
 for sale              524          (4)           41              58             225             (261)         583          -
                      ----         ---           ---            ----            ----            -----         ----        ---
Fixed
 maturity
 securities,
 trading:
 CDO/ABS                50           2             -               -               -                -           52          -
                      ----         ---           ---            ----            ----            -----         ----        ---
Total
 fixed
 maturity
 securities,
 trading                50           2             -               -               -                -           52          -
                      ----         ---           ---            ----            ----            -----         ----        ---
Hybrid
 securities:
 RMBS                    -          (5)            -              27               -                -           22         (6)
                      ----         ---           ---            ----            ----            -----         ----        ---
Total
 hybrid
 securities              -          (5)            -              27               -                -           22         (6)
                      ----         ---           ---            ----            ----            -----         ----        ---
Equity
 securities,
 available
 for sale:
                      ----         ---           ---            ----            ----            -----         ----        ---
 Common
   stocks                1           1             -              (1)              -                -            1          -
                      ----         ---           ---            ----            ----            -----         ----        ---
Total
 equity
 securities,
 available
 for sale                1           1             -              (1)              -                -            1          -
                      ----         ---           ---            ----            ----            -----         ----        ---

 Partnerships
 and
 other
 invested
 assets                 88          (1)            8               8               -                -          103          -
                      ----         ---           ---            ----            ----            -----         ----        ---
   Total              $663         $(7)          $49            $ 92            $225            $(261)        $761        $(6)
                      ----         ---           ---            ----            ----            -----         ----        ---

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                                                                                 Changes in
                                                                                                              Unrealized Gains
                              Net Realized and                                                                    (Losses)
                              Unrealized Gains  Accumulated     Purchases,                                      Included in
                  Fair Value      (Losses)         Other     Sales, Issuances                                    Income on
December 31,     Beginning of   included in    Comprehensive and Settlements,               Fair Value End of Instruments Held
2010                 Year          Income      Income (Loss)       Net        Net Transfers       Year         at End of Year
------------     ------------ ---------------- ------------- ---------------- ------------- ----------------- ----------------
                                                                 (In Millions)
ASSETS:
Fixed maturity
 securities,
 available for
 sale:
 States,
   territories &
   political
   subdivisions      $  -           $  -            $ -           $   5           $  -            $  5              $ -
 Corporate
   securities         189              -              8             (22)           (89)           $ 86              $ -
 RMBS                 329             23              9            (187)            30             204                -
 CMBS                 126            (13)            51             (44)            16             136                -
 CDO/ABS               45              -             11              (4)            41              93                -
                     ----           ----            ---           -----           ----            ----              ---
Total fixed
 maturity
 securities,
 available for
 sale                 689             10             79            (252)            (2)            524                -
                     ----           ----            ---           -----           ----            ----              ---
Fixed maturity
 securities,
 trading:
 CDO/ABS               30             19              -               1              -              50               19
                     ----           ----            ---           -----           ----            ----              ---
Total fixed
 maturity
 securities,
 trading               30             19              -               1              -              50               19
                     ----           ----            ---           -----           ----            ----              ---
Equity
 securities,
 available for
 sale:
 Common stocks          1              -              -               -              -               1                -
                     ----           ----            ---           -----           ----            ----              ---
Total equity
 securities,
 available for
 sale                   1              -              -               -              -               1                -
                     ----           ----            ---           -----           ----            ----              ---
Partnerships
 and other
 invested
 assets                67              3              3              12              3              88                -
                     ----           ----            ---           -----           ----            ----              ---
   Total             $787           $ 32            $82           $(239)          $  1            $663              $19
                     ----           ----            ---           -----           ----            ----              ---

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the statements of income (loss) as follows:

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2011                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $ 6            $(10)      $(4)
Fixed maturity securities, trading                    2               -         2
Hybrid securities                                    (5)              -        (5)
Equity securities, available for sale                 -               1         1
Partnerships and other invested assets                -              (1)       (1)

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2010                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $ 5             $5        $10
Fixed maturity securities, trading                   19              -         19
Partnerships and other invested assets                3              -          3

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                                  Purchases,
                                                                                    Sales,
                                                                                  Issuances
                                                                                     and
                                                                                 Settlements,
December 31, 2011                                    Purchases Sales Settlements   Net (a)
-----------------                                    --------- ----- ----------- ------------
                                                                  (In Millions)
Assets:
Fixed maturity securities, available for sale:
 States, territories & political subdivisions          $ 42     $ -     $  -         $ 42
 Corporate securities                                    26       -      (12)          14
 RMBS                                                    21       -      (11)          10
 CMBS                                                     -       -      (16)         (16)
 CDO/ABS                                                 11       -       (3)           8
                                                       ----     ---     ----         ----
Total fixed maturity securities, available for sale     100       -      (42)          58
                                                       ----     ---     ----         ----
Hybrid securities:
 RMBS                                                    31       -       (4)          27
                                                       ----     ---     ----         ----
Total hybrid securities                                  31       -       (4)          27
                                                       ----     ---     ----         ----
Equity securities, available for sale:
 Common stocks                                            -      (1)       -           (1)
                                                       ----     ---     ----         ----
Total equity securities, available for sale               -      (1)       -           (1)
                                                       ----     ---     ----         ----
Partnerships and other invested assets                   13       -       (5)           8
                                                       ----     ---     ----         ----
   Total                                               $144     $(1)    $(51)        $ 92
                                                       ----     ---     ----         ----

(a) There were no issuances during the year ended December 31, 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities
-------------------------------------------

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, CMBS, ABS, and private placement corporate debt. The transfers into Level 3 of investments in certain RMBS, CMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt and investments in certain ABS Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share
-------------------------------------------------------------------------------

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                              December 31, 2011       December 31, 2010
                                                                           ----------------------- -----------------------
                                                                           Fair Value              Fair Value
                                                                            Using Net   Unfunded    Using Net   Unfunded
                                Investment Category Includes               Asset Value Commitments Asset Value Commitments
                    ------------------------------------------------------ ----------- ----------- ----------- -----------
INVESTMENT CATEGORY                                                                         (In Millions)
PRIVATE EQUITY FUNDS:

  Leveraged buyout  Debt and/or equity investments made as part of a transaction in which assets of mature companies
                    are acquired from the current shareholders,
                    typically with the use of financial leverage.             $ 25         $10         $25         $12

  Non-U.S.          Investments that focus primarily on Asian and
                    European based buyouts, expansion capital,
                    special situations, turnarounds, venture capital,
                    mezzanine and distressed opportunities strategies.           2           2           -           -

  Venture capital   Early-stage, high-potential, growth companies
                    expected to generate a return through an eventual
                    realization event, such as an initial public offering
                    or sale of the company.                                     14           3           9           5

  Distressed        Securities of companies that are already in default,
                    under bankruptcy protection, or troubled.                    4           1           4           1

  Other             Real estate, energy, multi-strategy, mezzanine,
                    and industry-focused strategies.                            55          10          48          18
                                                                              ----         ---         ---         ---
Total private equity funds                                                     100          26          86          36
                                                                              ----         ---         ---         ---
Total                                                                         $100         $26         $86         $36
                                                                              ====         ===         ===         ===

At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 31 percent of the total above had expected remaining lives of less than three years, 57 percent between three and seven years and 12 percent between seven and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Fair Value Measurements on a Non-Recurring Basis
------------------------------------------------

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships and other invested assets.

MORTGAGE AND OTHER LOANS RECEIVABLE. When the Company determines that the carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans receivable.

Fair Value Option - Fixed Maturity Securities, Trading and Policyholder Contract Deposits
------------------------------------------------------------------------

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains (losses) of $2 million, $20 million and $(1) million in the years ended December 31, 2011, 2010 and 2009, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income (loss).

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company will maintain this election. The change in the fair value of the GIC liabilities were $78 million in the year ended December 31, 2011 and was reported in policyholder benefits in the statements of income
(loss). The change in the value of the GIC liabilities was partially offset with swaps used to hedge the Company's interest rate risk. See Note 14 for additional information.

Fair Value Information about Financial Instruments Not Measured at Fair Value
-----------------------------------------------------------------------------

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


PARTNERSHIPS AND OTHER INVESTED ASSETS

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value:

                                                 2011                    2010
                                        ----------------------- -----------------------
                                        Carrying Estimated Fair Carrying Estimated Fair
                                         Amount      Value       Amount      Value
                                        -------- -------------- -------- --------------
                                                         (In Millions)
ASSETS
Mortgage and other loans receivable      $  454      $  492      $  490      $  509
Policy loans                                235         235         248         248
Partnerships and other invested assets       54          54          61          61
Short-term investments                       54          54         198         198
Cash                                          2           2           9           9

LIABILITIES
Policyholder contract deposits              925       1,047         917       1,019

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

AVAILABLE FOR SALE SECURITIES
-----------------------------

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                               Other-Than-
                                                                    Gross      Gross            Temporary
                                                      Amortized   Unrealized Unrealized Fair   Impairments
                                                     Cost or Cost   Gains      Losses   Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------ -----------
                                                                         (In Millions)
December 31, 2011
-----------------
Fixed maturity securities, available for sale:
 U.S. government obligations                            $   82       $ 16       $  -    $   98     $ -
 Foreign government                                        104         19          -       123       -
 States, territories & political subdivisions               85         15          -       100       -
 Corporate securities                                    4,300        633        (48)    4,885       1
 RMBS                                                      698         53        (14)      737      (5)
 CMBS                                                      293          7        (27)      273      (3)
 CDO/ABS                                                   107         10         (4)      113       9
                                                        ------       ----       ----    ------     ---
Total fixed maturity securities, available for sale      5,669        753        (93)    6,329       2
Equity securities, available for sale:
 Common stocks                                               1          -          -         1       -
 Preferred stocks                                            9          1          -        10       -
                                                        ------       ----       ----    ------     ---
Total equity securities, available for sale                 10          1          -        11       -
                                                        ------       ----       ----    ------     ---
Total                                                   $5,679       $754       $(93)   $6,340     $ 2
                                                        ======       ====       ====    ======     ===

                                                                                               Other-Than-
                                                                    Gross      Gross            Temporary
                                                      Amortized   Unrealized Unrealized Fair   Impairments
                                                     Cost or Cost   Gains      Losses   Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------ -----------
                                                                         (In Millions)
December 31, 2010
-----------------
Fixed maturity securities, available for sale:
 U.S. government obligations                            $  185       $ 11      $  (3)   $  193     $ -
 Foreign government                                         29          2          -        31       -
 States, territories & political subdivisions               34          -          -        34       -
 Corporate securities                                    4,282        414        (40)    4,656       2
 RMBS                                                      455         23        (20)      458      (5)
 CMBS                                                      299          4        (34)      269      (4)
 CDO/ABS                                                   103         11         (8)      106      11
                                                        ------       ----      -----    ------     ---
Total fixed maturity securities, available for sale      5,387        465       (105)    5,747       4
Equity securities, available for sale:
 Common stocks                                               2          1          -         3       -
 Preferred stocks                                            7          1          -         8       -
                                                        ------       ----      -----    ------     ---
Total equity securities, available for sale                  9          2          -        11       -
                                                        ------       ----      -----    ------     ---
Total                                                   $5,396       $467      $(105)   $5,758     $ 4
                                                        ======       ====      =====    ======     ===

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss). This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011 and 2010:

                                                      Less than 12 Months     12 Months or More            Total
                                                     ---------------------  ---------------------  ---------------------
                                                     Fair  Gross Unrealized Fair  Gross Unrealized Fair  Gross Unrealized
December 31, 2011                                    Value      Losses      Value      Losses      Value      Losses
-----------------                                    ----- ---------------- ----- ---------------- ----- ----------------
                                                                                (In Millions)

Fixed maturity securities, available for sale:
 Corporate securities                                $373        $(23)      $163        $(25)      $536        $(48)
 RMBS                                                 209          (5)        56          (9)       265         (14)
 CMBS                                                  83          (7)        49         (20)       132         (27)
 CDO/ABS                                               11           -         25          (4)        36          (4)
                                                     ----        ----       ----        ----       ----        ----
Total fixed maturity securities, available for sale   676         (35)       293         (58)       969         (93)
                                                     ----        ----       ----        ----       ----        ----
Total                                                $676        $(35)      $293        $(58)      $969        $(93)
                                                     ====        ====       ====        ====       ====        ====

                                                      Less than 12 Months     12 Months or More             Total
                                                     ---------------------  ---------------------  ----------------------
                                                     Fair  Gross Unrealized Fair  Gross Unrealized Fair   Gross Unrealized
December 31, 2010                                    Value      Losses      Value      Losses      Value       Losses
-----------------                                    ----- ---------------- ----- ---------------- ------ ----------------
                                                                                 (In Millions)
Fixed maturity securities, available for sale:
 U.S. government obligations                         $ 75        $ (3)      $  -        $  -       $   75      $  (3)
 Corporate securities                                 574         (18)       167         (22)         741        (40)
 RMBS                                                  31          (1)       118         (19)         149        (20)
 CMBS                                                  12           -        130         (34)         142        (34)
 CDO/ABS                                                -           -         73          (8)          73         (8)
                                                     ----        ----       ----        ----       ------      -----
Total fixed maturity securities, available for sale   692         (22)       488         (83)       1,180       (105)
                                                     ----        ----       ----        ----       ------      -----
Total                                                $692        $(22)      $488        $(83)      $1,180      $(105)
                                                     ====        ====       ====        ====       ======      =====

As of December 31, 2011, the Company held 269 individual fixed maturity and equity securities that were in an unrealized loss position, of which 75 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                                 Total Fixed Maturity Available
                                                       for Sale Securities
                                                 ------------------------------
                                                 Amortized
                                                   Cost         Fair Value
                                                 ---------      ----------
                                                    (In Millions)
Due in one year or less                           $   91          $   93
Due after one year through five years                707             753
Due after five years through ten years             1,196           1,307
Due after ten years                                2,577           3,052
Mortgage-backed, asset-backed and
  collateralized securities                        1,098           1,124
                                                  ------          ------
Total fixed maturity securities available for
  sale                                            $5,669          $6,329
                                                  ======          ======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2011, the Company's investments did not include any investments with a single issuer that each exceeded 10 percent of the Company's shareholder's equity. In 2010, there was one investment exceeding 10 percent, which was a short-term money market investment.

TRADING SECURITIES
------------------

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 4 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Net unrealized gains (losses) included in the statements of income (loss) from fixed maturity securities classified as trading securities in 2011, 2010 and 2009 were $259 thousand, $19 million and $(2) million, respectively.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


INVESTED ASSETS ON DEPOSIT
--------------------------

The invested assets on deposit are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                          December 31, December 31,
                                              2011         2010
                                          ------------ ------------
                                                (In Millions)
             Invested assets on deposit:
                Regulatory agencies            $3           $3

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $457 million. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California        14       $103      $13      $ 34     $ -       $23      $ -    $33      22.5%
New York           7         92       18        68       6         -        -      -      20.1%
New Jersey         4         43       29         -      14         -        -      -       9.4%
Florida            3         29        -        15      14         -        -      -       6.3%
Maryland           2         25        -        25       -         -        -      -       5.5%
Other states      23        165       18        55      21        21       45      5      36.2%
                  --       ----      ---      ----     ---       ---      ---    ---     -----
  Total           53       $457      $78      $197     $55       $44      $45    $38     100.0%
                  ==       ====      ===      ====     ===       ===      ===    ===     =====

*Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                           Class
                                                    ---------------------------------------------------- ----- ----------
                                         # of Loans Apartments Offices Retails Industrials Hotels Others Total % of Total
December 31, 2011                        ---------- ---------- ------- ------- ----------- ------ ------ ----- ----------
                                                                         ($ In Millions)
Credit Quality Indicator:
 In good standing                            53        $78      $197     $55       $44      $45    $38   $457    100.0%
 Restructured (a)                             -          -         -       -         -        -      -      -      0.0%
 90 days or less delinquent                   -          -         -       -         -        -      -      -      0.0%
 >90 days delinquent or in process of
   foreclosure                                -          -         -       -         -        -      -      -      0.0%
---------------------------------------      --        ---      ----     ---       ---      ---    ---   ----    -----
Total (b)                                    53        $78      $197     $55       $44      $45    $38   $457    100.0%
=======================================      ==        ===      ====     ===       ===      ===    ===   ====    =====
Valuation allowance                                    $ 1      $  -     $ -       $ 1      $ 3    $ -   $  5      1.1%
---------------------------------------      --        ---      ----     ---       ---      ---    ---   ----    -----

--------------------------------------------------------------------------------
(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect valuation allowances.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Methodology used to estimate the allowance for credit losses
------------------------------------------------------------

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                         2011 2010 2009
                                                         ---- ---- ----
                                                         (In Millions)
        Allowance, beginning of year                     $ 6   $1   $-
         Additions (reductions) to allowance for losses   (1)   5    1
                                                         ---   --   --
        Allowance, end of year                           $ 5   $6   $1
                                                         ===   ==   ==

The Company did not have any impaired mortgage loans, and therefore did not recognize any related interest income for the years ended December 31, 2011, 2010 and 2009, respectively.

Troubled Debt Restructurings
----------------------------

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

As of December 31, 2011, the Company held no commercial mortgage loans or any other loans that had been modified in a TDR during 2011.

PARTNERSHIPS

Investments in partnerships totaled $157 million and $144 million at December 31, 2011 and 2010, respectively, and were comprised of 21 partnerships and 22 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                 2011  2010     2009
                                                 ----  ----  ----------
                                                             (Restated)
                                                     (In Millions)
        Investment income:
         Fixed maturities                        $370  $418     $416
         Equity securities                          1     1        1
         Mortgage and other loans                  28    33       41
         Policy loans                              12    19       19
         Investment real estate                     4     5        4
         Partnerships and other invested assets    13    17       11
         Other investment income                    -     3        2
                                                 ----  ----     ----
        Gross investment income                   428   496      494
        Investment expenses                       (13)  (11)     (10)
                                                 ----  ----     ----
        Net investment income                    $415  $485     $484
                                                 ====  ====     ====

The carrying value of investments that produced no investment income during 2011 was $13 million, which is less than 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                           2011  2010     2009
                                                                           ----  ----  ----------
                                                                                       (Restated)
                                                                               (In Millions)
Sales of fixed maturity securities, available for sale                     $ 42  $114     $ 65
Sales of equity securities, available for sale                                1     2        1
Mortgage and other loans                                                      3    (6)     (12)
Investment real estate                                                        -     -        2
Partnerships and other invested assets                                        -     1        1
Derivatives                                                                  (1)   (2)     (15)
Securities lending collateral, including other-than-temporary impairments     -    16        -
Other-than-temporary impairments                                            (14)  (26)     (72)
                                                                           ----  ----     ----
Net realized investment gains (losses) before taxes                        $ 31  $ 99     $(30)
                                                                           ====  ====     ====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2011              2010              2009
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)
Fixed maturity securities    $55      $(13)    $126     $(12)    $103     $(38)
Equity securities              1         -        2        -        2       (1)
                             ---      ----     ----     ----     ----     ----
Total                        $56      $(13)    $128     $(12)    $105     $(39)
                             ===      ====     ====     ====     ====     ====

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                                          Twelve Months Twelve Months
                                                                                              Ended         Ended
                                                                                          December 31,  December 31,
                                                                                              2011          2010
                                                                                          ------------- -------------
                                                                                                       (In Millions)
Balance, beginning of year                                                                    $107          $ 94
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of new other-than-
     temporary impairment standard                                                               -             -
   Credit impairments on new securities subject to impairment losses                             1             4
   Additional credit impairments on previously impaired securities                              11            18
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or
     requirement to sell                                                                       (13)           (7)
   Credit impaired securities for which there is a current intent or anticipated
     requirement to sell                                                                         -            (1)
   Accretion on securities previously impaired due to credit                                    (7)           (1)
                                                                                              ----          ----
Balance, end of year                                                                          $ 99          $107
                                                                                              ====          ====

                                                                                          Nine Months
                                                                                             Ended
                                                                                          December 31,
                                                                                              2009
                                                                                          ------------

Balance, beginning of year                                                                    $  -
Increases due to:
   Credit losses remaining in accumulated deficit related to adoption of new other-than-
     temporary impairment standard                                                              90
   Credit impairments on new securities subject to impairment losses                             6
   Additional credit impairments on previously impaired securities                              17
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or
     requirement to sell                                                                       (14)
   Credit impaired securities for which there is a current intent or anticipated
     requirement to sell                                                                         -
   Accretion on securities previously impaired due to credit                                    (5)
                                                                                              ----
Balance, end of year                                                                          $ 94
                                                                                              ====

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time,

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                                             At Date of
                                                                             Acquisition
                                                                            -------------
                                                                            (In Millions)
Contractually required payments (principal and interest)                        $468
Cash flows expected to be collected (a)                                          394
Recorded investment in acquired securities                                       244

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                                                        December 31, 2011
                                                                        -----------------
                                                                          (In Millions)
Outstanding principal balance                                                 $252
Amortized cost                                                                 202
Fair value                                                                     197

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                                                2011
                                                                            -------------
                                                                            (In Millions)
Balance, beginning of year                                                      $  -
   Newly purchased PCI securities                                                150
   Accretion                                                                      (8)
   Effect of changes in interest rate indices                                     (2)
   Net reclassification from (to) non-accretable difference,
       including effects of prepayments                                           (1)
                                                                                ----
Balance, end of year                                                            $139
                                                                                ====

6. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk and credit risk. See Notes 3 and 4 for further discussion on derivative financial instruments.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2011
-----------------                                                 (In Millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                             $72        $1        $ -         $-
   Foreign exchange contracts                            -         -         28          5
                                                       ---        --        ---         --
Total derivatives, gross                               $72        $1        $28         $5
                                                       ===        ==        ===         ==

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------- ----------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
December 31, 2010
-----------------                                                 (In Millions)
Derivatives not designated as hedging instruments:
Foreign exchange contracts                             $ -        $-        $38         $8
                                                       ---        --        ---         --
Total derivatives, gross                               $ -        $-        $38         $8
                                                       ===        ==        ===         ==

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b) See Note 4 for additional information regarding the Company's fair value measurement of derivative instruments.

The Company's interest rate contracts include interest rate swaps. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. Interest rate swaps are also used to mitigate the interest rate risk on the Company's GIC liabilities.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income (loss):

                                                          2011 2010 2009
                                                          ---- ---- ----
                                                           (In Millions)
       Derivatives not designated as hedging instruments
          Interest rate contracts                         $ -  $ -  $ (4)
          Foreign exchange contracts                       (1)  (2)  (11)
                                                          ---  ---  ----
       Total                                              $(1) $(2) $(15)
                                                          ===  ===  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and 2010, the Company had $4 million and $7 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

7. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

The Company did not have any off-balance sheet exposure associated with VIEs at December 31, 2011 and 2010, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                          Maximum Exposure to Loss
                                        ----------------------------
                              Total VIE On-Balance Off-Balance
                               Assets     Sheet       Sheet    Total
                              --------- ---------- ----------- -----
           December 31, 2011
           -----------------              (In Millions)
            Maiden Lane II     $ 9,254     $52         $-       $52
                               -------     ---         --       ---
            Total              $ 9,254     $52         $-       $52
                               =======     ===         ==       ===
           December 31, 2010
           -----------------
            Maiden Lane II     $16,455     $50         $-       $50
                               -------     ---         --       ---
            Total              $16,455     $50         $-       $50
                               =======     ===         ==       ===

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                                       At December 31,
                                                       ---------------
                                                       2011    2010
                                                       ----    ----
                                                       (In Millions)
               Assets:
                  Fixed maturity securities, trading   $52     $50
                                                       ---     ---
               Total assets                            $52     $50
                                                       ===     ===

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2011 or 2010.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 5 and 16 herein for further discussion.

RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 4 and Note 5 herein.

8. DEFERRED POLICY ACQUISITION COSTS

The following table summarizes the activity in DAC:

                                                                             2011  2010  2009
                                                                             ----  ----  ----
                                                                               (In Millions)
Balance at January 1                                                         $118  $121  $133
   Deferrals                                                                    2     3     3
   Accretion of interest/amortization                                         (15)  (12)  (15)
   Effect of unlocking assumptions used in estimating future gross profits      3     6     -
                                                                             ----
Balance at December 31                                                       $108  $118  $121
                                                                             ====  ====  ====

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

required reserves may be affected. In 2011, unlocking decreased amortization due to improved surrender experience for deferred annuities. In 2010, unlocking decreased amortization due to improved mortality for life insurance products and improved surrender experience for deferred annuity products. Unlocking also reduced reserves on certain interest sensitive life products. In 2009, there were no prospective unlockings implemented.

The Company continued to migrate certain blocks of reserves and DAC from various legacy valuation systems to a different valuation system. During 2011, approximately $241 million of reserves were migrated. There was no DAC migrated in 2011. During 2010, the corresponding amounts were approximately $128 million of reserves and $20 million of DAC. There were no conversions implemented during 2009.

9. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                 2011     2010
                                                ------ ----------
                                                       (Restated)
                                                  (In Millions)
              Future policy benefits:
               Ordinary life                    $   51   $   49
               Group life                           22       23
               Life contingent annuities         1,815    1,684
               Terminal funding                    941      977
               Accident and health                 195      191
                                                ------   ------
              Total                             $3,024   $2,924
                                                ======   ======
              Policyholder contract deposits:
               Annuities                        $  913   $  977
               Guaranteed investment contracts      82        5
               Corporate-owned life insurance    1,904    1,866
               Universal life                      512      518
               Other contract deposits              23       29
                                                ------   ------
              Total                             $3,434   $3,395
                                                ======   ======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 3.0 percent to 9.0 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a pre-tax decrease of $142 million and $234 million to accumulated other comprehensive income in 2011 and 2010, respectively, as a consequence of the recognition of additional policyholder benefit reserves. A deferred tax benefit of $50 million and $81 million in 2011 and 2010, respectively, was recorded related to these adjustments, resulting in a $92 million and $153 million decrease to comprehensive income and total shareholder's equity in 2011 and 2010, respectively.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The liability for future policy benefits has been established on the basis of the following assumptions:

.. Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 9.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 9.6 percent and grade to no less than 0.5 percent.

.. Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 26.5 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

.. Interest rates credited on deferred annuities, which vary by year of issuance, range from 2.0 percent to 5.3 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 6.0 percent grading to zero over a period of zero to 7 years.

.. GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. GIC interest rate credited ranges from 4.9 percent to 6.8 percent and the maturity ranges from 5 years to 26 years.

.. Interest rates on corporate-owned life insurance are guaranteed at 4.0 percent and the weighted average rate credited in 2011 was 4.9 percent.

..  The universal life policies have credited interest rates of 4.0 percent to
   6.2 percent and guarantees ranging from 3.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 1.1 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

GMDB
----

Details concerning the Company's GMDB exposure as of December 31 were as follows:

                                                             2011                               2010
                                              ---------------------------------- ----------------------------------
                                                                     Highest                            Highest
                                              Net Deposits Plus a Contract Value Net Deposits Plus a Contract Value
                                                Minimum Return       Attained      Minimum Return       Attained
                                              ------------------- -------------- ------------------- --------------
                                                                         ($ In Millions)
In the event of death (GMDB)
   Account value                                 $         212         $405         $         250         $445
   Net amount at risk (a)                                   78          274                    80          276
   Average attained age of contract holders                 72           76                    70           73
   Range of guaranteed minimum return rates       0.00%-10.00%                       0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits on variable contracts which is reflected in the general account and reported in future policy benefits on the balance sheets:

                                                 2011   2010
                                                 ----   ----
                                                 (In Millions)
                   Balance at January 1          $ 14   $ 11
                   Guaranteed benefits incurred    12     18
                   Guaranteed benefits paid       (12)   (15)
                                                 ----   ----
                   Balance at December 31        $ 14   $ 14
                                                 ====   ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2011:

    . Data used was 1,000 stochastically generated investment performance scenarios.
    .  Mean investment performance assumption was 10.0 percent.
    .  Volatility assumption was 16.0 percent.
    . Mortality was assumed to be 87.5 percent of the 1975-80 SOA Ultimate table.
    . Lapse rates vary by contract type and duration and range from 5.0 percent to 25.0 percent with an average of 12.1 percent.
    .  The discount rate was 8.0 percent.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2011, 2010 and 2009 were as follows:

                                                                                 Percentage
                                                            Assumed From         of Amount
                                             Ceded to Other    Other      Net     Assumed
                                Gross Amount   Companies     Companies   Amount    to Net
                                ------------ -------------- ------------ ------- ----------
                                                 (In Millions)
December 31, 2011
-----------------
Life insurance in force           $28,816       $ 6,622         $ 99     $22,293    0.44%
                                  =======       =======         ====     =======
Premiums:
 Life insurance and annuities     $    68       $    54         $  1     $    15    6.67%
 Accident and health insurance        103             6            -          97    0.00%
                                  -------       -------         ----     -------
Total premiums                    $   171       $    60         $  1     $   112    0.89%
                                  =======       =======         ====     =======

December 31, 2010
-----------------
Life insurance in force           $32,206       $ 7,330         $111     $24,987    0.44%
                                  =======       =======         ====     =======
Premiums:
 Life insurance and annuities     $    91       $    59         $  1     $    33    3.03%
 Accident and health insurance         93            16            -          77    0.00%
                                  -------       -------         ----     -------
Total premiums                    $   184       $    75         $  1     $   110    0.91%
                                  =======       =======         ====     =======

December 31, 2009 (Restated)
----------------------------
Life insurance in force           $40,702       $16,972         $112     $23,842    0.47%
                                  =======       =======         ====     =======
Premiums:
 Life insurance and annuities     $    96       $    65         $ (1)    $    30   -3.33%
 Accident and health insurance        199           118            -          81    0.00%
                                  -------       -------         ----     -------
Total premiums                    $   295       $   183         $ (1)    $   111   -0.90%
                                  =======       =======         ====     =======

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $12 million and $7 million at December 31, 2011 and 2010, respectively. Reinsurance recoverable on unpaid losses was approximately $12 million and $17 million at December 31, 2011 and 2010, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $41 million, $88 million and $153 million for the years ended 2011, 2010 and 2009, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Solaris Indemnity Ltd. The recapture resulted in a pre-tax gain of $576 thousand.

During 2009, the Company fully terminated and recaptured its reinsurance contract with American International Assurance Company ("AIA"), a then affiliate of the Company. The recapture resulted in a loss of $67 thousand. AIA was subsequently sold by AIG in an initial public offering in 2010.

Effective July 1, 2009, the Company entered into an inter-company reinsurance agreement with Delaware American Life Insurance Company ("DelAm"), a then affiliate, to assume, on a 100 percent coinsurance basis, all ordinary life and annuity business. As part of this treaty, the net benefits and claims settlement payments payable by the Company were assumed and the reinsured contracts will be administered by the Company in accordance with the Administrative Service Agreement dated July 1, 2009. DelAm was subsequently sold to MetLife, Inc. ("MetLife").

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2011, 2010 and 2009 was a pre-tax expense of approximately $3 million, $5 million and $8 million, respectively, representing the risk charge associated with the coinsurance agreement.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

The Company had commitments to provide funding to various limited partnerships totaling $74 million and $86 million for the periods ended December 31, 2011 and 2010, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. The $74 million of commitments at December 31, 2011 are currently expected to expire by 2012 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

MORTGAGE LOAN COMMITMENTS

The Company had $1 million in commitments relating to mortgage loans at December 31, 2011.

CONTINGENT LIABILITIES

LEGAL AND REGULATORY MATTERS

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $364 thousand and $315 thousand for these guaranty fund assessments at December 31, 2011, and 2010, respectively, which is reported within other liabilities in the accompanying balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                                 2011 2010 2009
                                                 ---- ---- -----
                                                  (In Millions)
               Cash from Parent                  $  - $  - $  50
               All other non cash contributions     1    -     1
                                                 ---- ---- -----
                  Total capital contributions    $  1 $  - $  51
                                                 ==== ==== =====

The components of accumulated other comprehensive income are as follows:

                                                            2011     2010     2009
                                                           -----  ---------- -----
                                                                  (Restated)
                                                                (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $ 754    $ 467    $ 394
   Gross unrealized losses                                   (93)    (105)    (282)
Net unrealized gains on other invested assets                 15        6        3
Insurance loss recognition                                  (376)    (234)       -
Deferred federal and state income tax expense               (106)     (47)     (33)
                                                           -----    -----    -----
   Accumulated other comprehensive income (a)              $ 194    $  87    $  82
                                                           =====    =====    =====

(a) Includes a decrease of $181 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard. See Note 3 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Delaware Department of Insurance ("DDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Delaware without obtaining the prior approval of the DDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividend payout that may be made in 2012 without prior approval of the DDI is $72 million.

In 2011, the Company paid dividends totaling $270 million to its Parent. These payments were classified as a return of capital given the Company's accumulated deficit at December 31, 2011.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

The DDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the DDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. This statutory restatement resulted in an increase in statutory unassigned funds of $678 million to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in statutory gross paid-in and contributed statutory surplus of $678 million. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                2011 2010 2009
                                                ---- ---- ----
                                                 (In Millions)
                 Statutory net income (loss)    $ 65 $ 58 $(20)
                 Statutory capital and surplus  $451 $653 $458

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                             2011    2010       2009
                                             ---- ---------- ----------
                                                  (Restated) (Restated)
                                                   (In Millions)
         Current                             $22     $ 15       $ 57
         Deferred                             53      (79)       (83)
                                             ---     ----       ----
         Total income tax expense (benefit)  $75     $(64)      $(26)
                                             ===     ====       ====

The US statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                    2011    2010       2009
                                                    ---- ---------- ----------
                                                         (Restated) (Restated)
                                                          (In Millions)
 US federal income tax (benefit) at statutory rate  $22    $  84       $ 21
 Adjustments:
  Valuation allowance                                49     (147)       (46)
  State income tax                                    -        -          1
  Dividends received deduction                        -       (1)        (2)
  IRS audit settlements                               -        -          1
  Prior year corrections                              3        -         (1)
  Other credits, taxes and settlements                1        -          -
                                                    ---    -----       ----
 Total income tax expense (benefit)                 $75    $ (64)      $(26)
                                                    ===    =====       ====

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                         2011     2010
                                                                        -----  ----------
                                                                               (Restated)
                                                                          (In Millions)
Deferred tax assets:
 Excess capital losses and other tax carryovers                         $ 279    $ 290
 Policy reserves                                                          377      195
 Other                                                                     12        -
                                                                        -----    -----
 Total deferred tax assets before valuation allowance                     668      485
 Valuation allowance                                                     (274)    (225)
                                                                        -----    -----
 Total deferred tax assets                                                394      260

Deferred tax liabilities:
 Deferred policy acquisition costs                                        (38)     (41)
 Basis differential of investments                                       (186)     (42)
 Net unrealized gains on debt and equity securities available for sale   (237)    (129)
                                                                        -----    -----
 Total deferred tax liabilities                                          (461)    (212)
                                                                        -----    -----
Net deferred tax asset (liability)                                      $ (67)   $  48
                                                                        =====    =====

The net deferred tax asset (liability) is included with current taxes in income taxes payable to Parent for 2011 and income taxes receivable for 2010 on the balance sheets.

At December 31, 2011, the Company had the following capital loss carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008       $789          2013
                       2009          8          2014
                                  ----
                       Total      $797
                                  ====

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $668 million and concluded that a $274 million valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's announced debt and preferred stock transactions with the New York Fed and U.S. Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                               December 31,
                                                               ------------
                                                               2011    2010
                                                               ----    ----
                                                               (In Millions)
       Gross unrecognized tax benefits at beginning of period  $ 14    $12
        Increases in tax positions for prior years                -      2
        Decreases in tax positions for prior years              (14)     -
                                                               ----    ---
       Gross unrecognized tax benefits at end of period        $  -    $14
                                                               ====    ===

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011, there were no unrecognized tax benefits. At December 31, 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $14 million. As of December 31, 2011 and 2010, there were no amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31 2011 and 2010, the Company had not accrued for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2011, 2010 and 2009, the Company did not recognize an expense of interest (net of federal benefit) or penalties in the statement of income (loss).

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001 to 2011 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On January 14, 2011 (the "Closing"), AIG completed a series of integrated transactions to recapitalize AIG (the "Recapitalization") with the Department of the Treasury, and the New York Fed and the AIG Credit Facility Trust, a

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

trust established for the sole benefit of the United States Treasury (the "Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of American Life Insurance Company ("ALICO") in 2010.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $6 million, $15 million and $118 million for the years ended December 31, 2011, 2010 and 2009, respectively. Commission ceded to affiliates was $404 thousand, $2 million and $9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Please see Note 10 for information related to the Company's coinsurance/modified coinsurance agreement with AIGB and the coinsurance agreement with DelAm.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2011, 2010 and 2009, the Company was charged $71 million, $66 million and $57 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2011 and 2010 were not material.

NOTES OF AFFILIATES

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $30 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $1 million and $2 million on the Notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

NATIONAL UNION GUARANTEE

National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an indirect wholly owned subsidiary of AIG, has terminated the General Guarantee Agreement dated July 13, 1998 (the "Guarantee") with respect to prospectively issued policies and contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantee will continue to cover the policies, contracts and certificates with a date of issuance earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. National Union's audited statutory financial statements are filed with the SEC as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination.

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)


CAPITAL MAINTENANCE AGREEMENT

Effective April 24, 2011, AIG terminated the support agreement between itself and the Company (the "Support Agreement"), pursuant to which AIG would cause the Company to maintain a contract holders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provided that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG would provide such funds at the request of the Company. AIG could terminate the Support Agreement with respect to outstanding obligations of the Company only under certain circumstances, including where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. On
March 25, 2011, AIG notified the Company of its intent to terminate the Support Agreement as a result of the above circumstance.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage. The CMA replaced the Support Agreement in effect between AIG and the Company, which was terminated by AIG in accordance with its terms on April 24, 2011.

GIC ASSUMPTION

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPA"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

OTHER

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $810 million and $830 million at December 31, 2011 and 2010, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

ML II

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $8 million on March 1, 2012 and additional cash receipts of $53 million on March 15, 2012 from ML II that consisted of $31 million, $4 million, and $18 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received by the Company from ML II, $61 million, was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

SECURITIES LENDING PROGRAM

The Company has adopted a new securities lending program intended to provide an additional source of liquidity for the Company, pursuant to which the Company is able to raise liquidity through secured borrowings backed by its

              AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                   NOTES TO FINANCIAL STATEMENTS (Continued)

existing securities portfolio. The targeted program was approved by the Company's board of directors in February 2012. No securities lending transactions have been entered into under the program.

MERGER WITH AMERICAN GENERAL LIFE INSURANCE COMPANY

On December 31, 2012, the Company intends to merge with and into American General Life Insurance Company ("AGL"), with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. AGL is also an indirect, wholly owned subsidiary of AIG. The merger transaction is subject to receipt of all required regulatory approvals, including the approvals of certain state insurance departments.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2011, 2010 AND 2009

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2011, 2010 AND 2009

                               TABLE OF CONTENTS

Report of Independent Auditors.......................................................  2
Statements of Admitted Assets........................................................  3
Statements of Liabilities, Capital and Surplus.......................................  4
Statements of Operations and Changes in Capital and Surplus..........................  5
Statements of Cash Flow..............................................................  6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 19
Note 3 - Investments................................................................. 24
Note 4 - Reserves for Losses and LAE................................................. 36
Note 5 - Related Party Transactions.................................................. 41
Note 6 - Reinsurance................................................................. 53
Note 7 - Deposit Accounting Assets and Liabilities................................... 57
Note 8 - Federal Income Taxes........................................................ 58
Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 66
Note 10 - Capital and Surplus and Dividend Restrictions.............................. 70
Note 11 - Contingencies.............................................................. 72
Note 12 - Other Significant Matters.................................................. 85
Note 13 - Subsequent Events.......................................................... 87

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Co. of Pittsburgh, Pa. (the Company) as of December 31, 2011 and 2010, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years then ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years then ended December 31, 2011, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009 the Company adopted SSAP No. 10R, INCOME TAXES - REVISED, A TEMPORARY REPLACEMENT TO SSAP NO. 10 and SSAP No. 43R--REVISED LOAN-BACKED AND STRUCTURED SECURITIES. The Company has reflected the effects of these adoptions within CHANGES IN ACCOUNTING PRINCIPLES on the Statements of Changes in Capital and Surplus.

/s/ PricewaterhouseCoopers LLP

April 25, 2012
New York, New York

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                         STATEMENTS OF ADMITTED ASSETS
                              STATUTORY BASIS AS
                         OF DECEMBER 31, 2011 AND 2010
                                (000'S OMITTED)



AS OF DECEMBER 31,                                                                                    2011         2010
------------------                                                                                -----------  -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2011--$15,244,619; 2010--$14,120,892)......... $14,912,275  $13,919,307
   Stocks:.......................................................................................
   Common stocks, at fair value adjusted for non admitted assets (cost: 2011--$1,524,721; 2010--
     $1,495,718).................................................................................   6,911,789    6,511,306
   Preferred stocks, primarily at fair value (cost: 2011--$0; 2010--$217)........................          --          217
   Other invested assets (cost: 2011--$3,441,378; 2010--$2,655,674)..............................   3,938,581    3,238,585
   Derivatives...................................................................................       2,509           --
   Short-term investments, at amortized cost (approximates fair value)...........................     135,690    1,621,934
   Overdraft and cash equivalents................................................................    (137,545)    (134,915)
   Receivable for securities.....................................................................       3,639          565
                                                                                                  -----------  -----------
       TOTAL CASH AND INVESTED ASSETS............................................................  25,766,938   25,156,999
                                                                                                  -----------  -----------
Investment income due and accrued................................................................     155,112      180,797
Agents' balances or uncollected premiums:
   Premiums in course of collection..............................................................     458,922      377,660
   Premiums and installments booked but deferred and not yet due.................................     363,136      432,688
   Accrued retrospective premiums................................................................   1,453,867    1,528,069
Amounts billed and receivable from high deductible policies......................................      40,229       34,708
Reinsurance recoverable on loss payments.........................................................     378,204      416,132
Funds held by or deposited with reinsurers.......................................................      75,887       43,767
Federal income taxes recoverable from affiliates.................................................          --       34,361
Net deferred tax assets..........................................................................     873,540    1,000,337
Equities in underwriting pools and associations..................................................     281,764      575,123
Receivables from parent, subsidiaries and affiliates.............................................     167,165    2,026,969
Other admitted assets............................................................................     390,680      440,464
                                                                                                  -----------  -----------
       TOTAL ADMITTED ASSETS..................................................................... $30,405,444  $32,248,074
                                                                                                  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2011 AND 2010
                   (000'S OMITTED EXCEPT SHARE INFORMATION)


AS OF DECEMBER 31,                                                                                2011        2010
------------------                                                                             ----------- -----------
                                                     LIABILITIES

Reserves for losses and loss adjustment expenses.............................................. $12,342,958 $14,214,768
Unearned premium reserves.....................................................................   2,567,425   2,996,516
Commissions, premium taxes, and other expenses payable........................................     319,077     238,588
Reinsurance payable on paid loss and loss adjustment expenses.................................      87,857     163,698
Current federal taxes payable to parent.......................................................      61,853          --
Funds held by company under reinsurance treaties..............................................   1,031,053     139,264
Provision for reinsurance.....................................................................      77,539     101,251
Ceded reinsurance premiums payable, net of ceding commissions.................................     363,527     383,332
Collateral deposit liability..................................................................     384,576     431,011
Payable to parent, subsidiaries and affiliates................................................     180,971     367,961
Derivatives...................................................................................          --      11,263
Other liabilities.............................................................................     374,601     459,607
                                                                                               ----------- -----------
   TOTAL LIABILITIES..........................................................................  17,791,437  19,507,259
                                                                                               ----------- -----------
                                           CAPITAL AND SURPLUS

Common capital stock, $5.00 par value, 1,000,000 shares authorized, 895,750 shares issued and
  outstanding                                                                                        4,479       4,479
Capital in excess of par value................................................................   6,379,762   6,237,997
Unassigned surplus............................................................................   5,628,656   5,898,315
Special surplus tax--SSAP 10R.................................................................     600,868     599,502
Special surplus funds from retroactive reinsurance............................................         242         522
                                                                                               ----------- -----------
   TOTAL CAPITAL AND SURPLUS..................................................................  12,614,007  12,740,815
                                                                                               ----------- -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS.................................................... $30,405,444 $32,248,074
                                                                                               =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


FOR THE YEARS ENDED DECEMBER 31,                                                             2011         2010         2009
--------------------------------                                                         -----------  -----------  -----------
                                                  STATEMENTS OF OPERATIONS
Underwriting income:
 Premiums earned........................................................................ $ 5,195,920  $ 5,244,486  $ 6,071,466
                                                                                         -----------  -----------  -----------
Underwriting deductions:
 Losses incurred........................................................................   3,760,257    4,787,494    4,753,215
 Loss adjustment expenses incurred......................................................     600,635      921,320      774,866
 Other underwriting expenses incurred...................................................   1,312,793    1,392,409    1,439,581
                                                                                         -----------  -----------  -----------
Total underwriting deductions...........................................................   5,673,685    7,101,223    6,967,662
                                                                                         -----------  -----------  -----------
Net underwriting loss...................................................................    (477,765)  (1,856,737)    (896,196)
                                                                                         -----------  -----------  -----------
Investment income:
 Net investment income earned...........................................................     963,300    1,095,908    1,032,274
 Net realized capital gains (net of capital gains tax: 2011--$0; 2010--$17,767; 2009--
   $930,452)............................................................................     172,160        8,838      352,053
                                                                                         -----------  -----------  -----------
Net investment gain.....................................................................   1,135,460    1,104,746    1,384,327
                                                                                         -----------  -----------  -----------
Net (loss) gain from agents' or premium balances charged-off............................     (17,201)      21,847      (37,084)
Finance and service charges not included in premiums....................................          --           --        4,851
Other (expense) income..................................................................     (37,751)      41,388        7,951
                                                                                         -----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                      602,743     (688,756)     463,849
Federal income tax expense (benefit)....................................................       6,340       (3,590)    (377,136)
                                                                                         -----------  -----------  -----------
 NET INCOME (LOSS)...................................................................... $   596,403  $  (685,166) $   840,985
                                                                                         ===========  ===========  ===========
                                               CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31, previous year................................... $12,740,815  $12,658,360  $11,825,423
 Adjustment to beginning surplus........................................................    (372,990)     (50,874)    (126,308)
                                                                                         -----------  -----------  -----------
Capital and surplus, as of January 1,...................................................  12,367,825   12,607,486   11,699,115
 Changes in accounting principles (refer to Note 2).....................................
   Adoption of SSAP 10R.................................................................          --           --      242,874
   Cumulative effect of changes in accounting principles................................          --           --      (91,387)
 Other changes in capital and surplus:..................................................
   Net income...........................................................................     596,403     (685,166)     840,985
   Change in net unrealized capital gains (losses) (net of capital gains tax (benefit)
     expense: 2011--$(3,265); 2010--$63,042; 2009--$(20,011))...........................     390,040      428,758     (434,565)
   Change in net deferred income tax....................................................     170,542       35,165       38,269
   Change in non-admitted assets........................................................    (222,978)      79,498     (201,784)
   Change in SSAP 10R...................................................................       1,366      356,628           --
   Change in provision for reinsurance..................................................      23,712       (7,702)       7,298
   Capital contribution.................................................................     651,765      774,479    1,087,400
   Return of capital....................................................................    (510,000)          --           --
   Dividends to stockholder.............................................................    (861,346)    (889,961)    (537,000)
   Other surplus adjustments............................................................       6,678       45,874        2,933
   Foreign exchange translation.........................................................          --       (4,244)       4,222
                                                                                         -----------  -----------  -----------
 Total changes in capital and surplus...................................................     246,182      133,329      959,245
                                                                                         -----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                                  $12,614,007  $12,740,815  $12,658,360
                                                                                         ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


FOR THE YEARS ENDED DECEMBER 31,                                                2011         2010         2009
--------------------------------                                            -----------  -----------  -----------
                                              CASH FROM OPERATIONS
Premiums collected, net of reinsurance..................................... $ 4,827,538  $ 4,985,853  $ 6,012,704
Net investment income......................................................     978,098    1,117,172      879,604
Miscellaneous (expense) income.............................................     (59,138)      18,885      (22,990)
                                                                            -----------  -----------  -----------
   SUB-TOTAL...............................................................   5,746,498    6,121,910    6,869,318
Benefit and loss related payments..........................................   3,805,224    4,307,011    4,612,122
Payment to an affiliate under the asbestos loss portfolio transfer.........     827,363           --           --
Commission and other expense paid..........................................   2,003,194    2,142,679    2,300,255
Dividends paid to policyholders............................................          --           --          246
Federal and foreign income taxes recovered.................................     (35,348)    (140,897)     (43,319)
                                                                            -----------  -----------  -----------
   NET CASH (USED IN) PROVIDED FROM OPERATIONS.............................    (853,935)    (186,883)          14
                                                                            -----------  -----------  -----------
                                              CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
   Bonds...................................................................   4,486,411    6,193,496    2,778,983
   Stocks..................................................................   1,468,434      532,652    5,332,526
   Other...................................................................     470,130    1,006,707      613,320
                                                                            -----------  -----------  -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID................   6,424,975    7,732,855    8,724,829
                                                                            -----------  -----------  -----------
Cost of investments acquired:
   Bonds...................................................................   5,445,869    7,491,719    2,830,766
   Stocks..................................................................     658,502      621,311      335,841
   Other...................................................................   1,310,840    1,160,055      963,564
                                                                            -----------  -----------  -----------
   TOTAL COST OF INVESTMENT ACQUIRED.......................................   7,415,211    9,273,085    4,130,171
                                                                            -----------  -----------  -----------
   NET CASH (USED IN) PROVIDED FROM INVESTING ACTIVITIES...................    (990,236)  (1,540,230)   4,594,658
                                                                            -----------  -----------  -----------
                                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution.......................................................   1,387,617           --           --
Return of capital..........................................................    (510,000)          --           --
Dividends to stockholder...................................................    (825,000)    (776,238)    (537,000)
Intercompany receivable and payable, net...................................      96,737    2,163,647   (2,961,854)
Net deposit on deposit-type contracts and other insurance..................      (1,819)      14,051       78,549
Equities in underwriting pools and association.............................     292,276        6,871      113,428
Collateral deposit liability...............................................     (46,435)     (14,667)    (130,248)
Other......................................................................     (38,079)     (75,924)    (200,463)
                                                                            -----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES.     355,297    1,317,740   (3,637,588)
                                                                            -----------  -----------  -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS...........................  (1,488,874)    (409,373)     957,084
Cash and short-term investments:
   Beginning of year.......................................................   1,487,019    1,896,392      939,308
                                                                            -----------  -----------  -----------
   END OF YEAR............................................................. $    (1,855) $ 1,487,019  $ 1,896,392
                                                                            ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of Chartis U.S., Inc., a Delaware corporation, which is in turn owned by Chartis, Inc. (Chartis), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis, Inc.

   Chartis conducts the general insurance operations of AIG. Chartis presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   On January 17, 2012, Chartis announced that it had aligned its geographic structure to enhance execution of its commercial and consumer strategies and to add greater focus on its growth economies initiatives. Under this framework, Chartis is organized under three major geographic areas: the Americas, Asia and EMEA (Europe, Middle East and Africa). Previously, Chartis was organized in four geographic areas: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America). This had no impact on the Company.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2011, 25.8 percent of its net premiums written represented workers' compensation business. During 2011, of the Company's total direct written premium, 12.1 percent, 9.3 percent, 7.4 percent and 7.3 percent were written in California, Texas, New York and Delaware, respectively. Direct premiums written in non-U.S. jurisdictions accounted for 10.2 percent of total Direct Premiums Written. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to that certain Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                                    Pool
                                                         NAIC   Participation   State of
Company                                                 Co Code  Percentage     Domicile
-------                                                 ------- ------------- ------------
(1) National Union *...................................  19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home)....  19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)......  19410       11%        New York
(4) Chartis Property Casualty Company (Chartis PC).....  19402       5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)....  23841       5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania
  (ISOP)...............................................  19429       5%       Pennsylvania
(7) Chartis Casualty Company...........................  40258       0%       Pennsylvania
(8) Granite State Insurance Company....................  23809       0%       Pennsylvania
(9) Illinois National Insurance Co.....................  23817       0%         Illinois
* Lead Company

   The accompanying financial statements include the Company's U.S. operation and its participation in the Chartis Overseas Association (the Association).

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Admitted Pool. Refer to Note 5 for additional information.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting reserves is not permitted). PA SAP has allowed the calculation of the provision for reinsurance in accordance with NY Regulation 20. A reconciliation of the

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

DECEMBER 31,                                            2011         2010         2009
------------                                        -----------  -----------  -----------
NET INCOME (LOSS), PA SAP.......................... $   596,403  $  (685,166) $   840,985
State prescribed practices--addition (deduction):
   Non-tabular discounting.........................     221,772     (267,788)     (48,951)
                                                    -----------  -----------  -----------
NET INCOME (LOSS), NAIC SAP........................ $   818,175  $  (952,954) $   792,034
                                                    ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP.......................... $12,614,007  $12,740,815  $12,658,360
State prescribed or permitted practices--(charge):
   Non-tabular discounting.........................    (986,282)  (1,208,054)    (940,266)
   Credits for reinsurance.........................    (100,092)    (181,992)    (200,449)
                                                    -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP........................ $11,527,633  $11,350,769  $11,517,645
                                                    ===========  ===========  ===========

   With the concurrence of the Pennsylvania Insurance Department (PA DOI), the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2011, 2010 and 2009 reporting periods.

   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    g. Insurance and reinsurance contracts recorded as retroactive require the deferral and amortization of accounting gains over the settlement period of the ceded claim recoveries. Losses are recognized in the STATEMENTS OF OPERATIONS;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the STATEMENTS OF OPERATIONS;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow defers in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Insurance and reinsurance contracts recorded as retroactive receive special accounting treatment. Gains and losses are recognized in the STATEMENTS OF OPERATIONS and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

    i. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS; and

    l. The statutory statement of cash flow defers in certain respects from the GAAP presentation, including the presentation of changes in cash and short-term investments instead of cash equivalents and certain miscellaneous sources are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for reserves for losses and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

    o CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office, formerly known as NAIC Securities Valuation Office). The Company maximizes its investment return by investing a significant amount of cash-on-hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position. As required by the NAIC SAP, the negative cash balance is presented as an asset. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both;
       (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

    o BONDS: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. Bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can carry a value greater than zero. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to NET REALIZED CAPITAL GAINS/(LOSSES) as a realized loss.

       In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2011 and 2010, the fair value of the Company's loan-backed and structured securities approximated $5,159,229 and $2,675,599, respectively. Loan-backed

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

       and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

       As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) LOAN-BACKED AND STRUCTURED SECURITIES (SSAP
       43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

    o COMMON AND PREFERRED STOCKS: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100 percent mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

       Investments in non-publicly traded affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

    o OTHER INVESTED ASSETS: Other invested assets include primarily joint ventures and partnerships. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as the new cost basis, with the corresponding charge to NET REALIZED CAPITAL GAINS/(LOSSES) as a realized loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

    o DERIVATIVES: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING TRANSACTIONS" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in UNASSIGNED SURPLUS in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS. When the contract expires, realized gains and losses are recorded in investment income.

    o NET INVESTMENT GAINS: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


       Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2011 and 2010, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

    o UNREALIZED GAINS (LOSSES): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to UNASSIGNED SURPLUS.

   OTHER THAN TEMPORARY IMPAIRMENT:

   The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of their investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP 43R, SSAP No. 26 - BONDS, EXCLUDING LOAN BACKED AND STRUCTURED SECURITIES, SSAP No. 30 - INVESTMENTS IN COMMON STOCK (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No 48 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES and INT 06-07 DEFINITION OF PHRASE "OTHER THAN TEMPORARY".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Losses. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company may not realize a full recovery on their investment, irrespective of the occurrence of one of the foregoing events.

   Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

       .  The Company may not realize a full recovery on its investment;

       .  Fundamental credit issues of the issuer;

       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership;

       . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

       .  Evaluation of the current stage of the life cycle of the investment;

       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   Revenue Recognition: Direct written premiums are primarily earned on a pro rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, PROPERTY AND CASUALTY CONTRACTS (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, RETROSPECTIVELY RATED CONTRACTS (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted, and thereafter for 10 percent of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2011 and 2010, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,453,867 and $1,528,069, respectively, net of non-admitted premium balances of $61,447 and $59,016, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


Net written premiums that were subject to retrospective rating features were as follows:

FOR THE YEARS ENDED DECEMBER 31,                         2011      2010      2009
--------------------------------                       --------  --------  --------
Net written premiums subject to retrospectively rated
  premiums............................................ $370,201  $551,967  $555,691
Percentage of total net written premiums..............      7.8%     11.7%      9.2%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, PROPERTY AND CASUALTY CONTRACTS - PREMIUMS (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS as part of OTHER

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   INCOME. Surplus gains are reported as segregated UNASSIGNED SURPLUS until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP
   No. 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by PA DOI, or, ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to OTHER INCOME in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2011 and 2010, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,904,458 and $3,839,157, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2011 and 2010, the net amount billed and recoverable on paid claims was $66,624 and $70,530, respectively, of which $26,395 and $35,822, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the PA DOI, the Company accounts for its participation in the business of the Association by:
   (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS its participation in the results of underwriting and investment income; and,
   (c) recording in the STATEMENTS OF ADMITTED ASSETS and LIABILITIES, CAPITAL AND SURPLUS, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in EQUITIES IN UNDERWRITING POOLS AND ASSOCIATIONS.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in OTHER UNDERWRITING EXPENSES INCURRED. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, reserves for losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2011 and 2010, the Company's tabular discount amounted to $214,052 and $300,082, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

    o For accident years 2001 and prior--based upon the industry payout pattern and a 6.0 percent interest rate.

    o For accident years 2002 and subsequent--At December 31, 2011 and 2010, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at an interest rate no greater than 4.39 percent, which is commensurate with the average yield on its bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2011, the Company's non-tabular discount amounted to $986,282, of which $405,872 and $580,410 were applied to case reserves and IBNR, respectively. As of December 31, 2010, the Company's non-tabular discount amounted to $1,208,054, of which $469,326 and $738,728 were applied to case reserves and IBNR, respectively. As of December 31, 2011 and 2010, the discounted reserves for losses (net of reinsurance) were $3,743,396 and $4,472,358, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in OTHER INCOME in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholders.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the PA SAP requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   directly charged to UNASSIGNED SURPLUS. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. Depreciation and amortization expense for the years ended December 31, 2011 and 2010, amounted to $15,193 and $19,494, respectively, and accumulated depreciation as of December 31, 2011 and 2010 amounted to $162,459 and $147,266, respectively.

   Reclassifications: Certain balances contained in the 2010 and 2009 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2--ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

   In 2011 the Company adopted the following change in accounting principles:

   SSAP 35R:

   The Company adopted SSAP 35 - Revised--Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions would be met:

       1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

       2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

       3. The amount of the assessment can be reasonably estimated.

   For premium based assessments, the amount to be accrued would be based only on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset.

   The adoption of SSAP 35R did not impact the Company's surplus as the accrual was consistent with the new guidelines.

   In 2010 the Company adopted the following change in accounting principles:

   SSAP 100:

   The Company adopted SSAP No. 100, FAIR VALUE MEASUREMENTS (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

   In 2009, the Company adopted the following changes in accounting principles:

   SSAP 43R:

   In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

   SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

   As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                                                               DIRECT (CHARGE) OR CREDIT TO
                                                                                                    UNASSIGNED SURPLUS
                                                                                               ----------------------------
2009 Gross cumulative effect adjustment (CEA)--Net increase in the amortized cost of loan-
  backed and structured securities at adoption................................................          $(140,595)
2009 Deferred tax on gross CEA................................................................             49,208
                                                                                                        ---------
2009 Net cumulative effect of change in Accounting Principle included in Statements of Income
  and Changes in Capital and Surplus..........................................................          $ (91,387)
                                                                                                        =========

   SSAP 10R:

   On December 7, 2009, the NAIC voted to approve SSAP No. 10R, INCOME TAXES - REVISED, A TEMPORARY REPLACEMENT OF SSAP NO. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

   In its 2009 annual filing, the Company admitted additional deferred tax assets of $242,874 as a result of the adoption of SSAP 10R.

B. OTHER ADJUSTMENTS TO SURPLUS:

   The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2010, 2009, and 2008 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 ACCOUNTING CHANGES AND CORRECTION OF ERRORS have been reported as an adjustment to UNASSIGNED SURPLUS as of January 1, 2011, 2010, and 2009. The impact of these adjustments on policyholder surplus as of January 1, 2011, 2010, and 2009 is as follows:

                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2010..................................  $12,740,815   $32,248,074      $19,507,259
Adjustments to beginning Capital and Surplus:
   Asset realization..........................................     (151,676)     (151,676)              --
   Liability correction.......................................     (211,366)           --          211,366
   Income taxes...............................................       (9,948)       (9,948)              --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS.....     (372,990)     (161,624)         211,366
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED.......................  $12,367,825   $32,086,450      $19,718,625
                                                                ===========   ===========      ===========

   An explanation for each of the adjustments for prior period's corrections is described below:

   Asset realization--The decrease in net admitted assets is primarily the result of: (a) adjusting cross ownership interest in affiliated companies;
   (b) a miscellaneous non-admitted asset adjustment; (c) a pooling correction in equities and deposits in pools and associations; (d) a correction to the valuation of SSAP 97 investments; and (e) a correction of non-admitted assets related to retro premium and high deductible recoverables; partially offset by (f) miscellaneous reserve adjustments; (g) a reclassification of paid losses; (h) a miscellaneous surplus adjustment; and (i) other small miscellaneous adjustments.

   Liability correction--The increase in total liabilities is primarily the result of: (a) a deferral of $184 million in gain associated with investment transfers and sale amongst affiliates in 2010 (this gain was realized in 2011, when the securities were sold to third parties); (b) an increase in IBNR as a result of the reversal of asbestos

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   reserves related to coverage in place agreements; and (c) adjustment of paid losses and loss reserves; partially offset by (d) miscellaneous reserve adjustments; and (e) other small miscellaneous adjustments.

   Income taxes--The decrease in taxes is primarily the result of:
   (a) adjustments to the current and deferred tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009..................................  $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning Capital and Surplus:
   Asset realization (includes $173,473 of deemed capital
     contribution)............................................      (49,793)      (49,793)              --
   Liability correction.......................................      (25,122)           --           25,122
   Income taxes...............................................       24,041        24,041               --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS.....      (50,874)      (25,752)          25,122
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED.......................  $12,607,486   $32,006,114      $19,398,628
                                                                ===========   ===========      ===========

   An explanation for each of the adjustments for prior period's corrections is described below:

   Asset realization--The decrease in net admitted assets is primarily the result of: (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements; (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) a decrease in the value of investments in subsidiaries resulting from miscellaneous 2009 audit adjustments recorded during 2010; partially offset by, (d) an increase in equities and deposits in pools and association resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of National Union's 2009 financial statements; and, (e) other small miscellaneous adjustments.

   Liability correction--The increase in total liabilities is primarily the result of: (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and, (d) other small miscellaneous adjustments.

   Income taxes--The (increase)/decrease in taxes is primarily the result of:
   (a) adjustments to the deferred tax inventory; and (b) the tax effect of the corresponding change in asset realization and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2008..................................  $11,825,423   $33,560,936      $21,735,513
Adjustments to beginning Capital and Surplus:
   Asset realization..........................................      (94,074)      (94,074)              --
   Liability correction.......................................      (52,996)           --           52,996
   Income taxes, net of capital contributions of $83,361......       20,762        20,762               --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS.....     (126,308)      (73,312)          52,996
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED.......................  $11,699,115   $33,487,624      $21,788,509
                                                                ===========   ===========      ===========

   An explanation for each of the adjustments for prior period's corrections is described below:

   The decrease in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and, (c) decreases to the carrying values of certain affiliates.

   The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and, (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

   The decrease in federal income taxes is primarily the result of:
   (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and, (e) tax deduction for nontaxable book gain.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and statutory fair values of the Company's financial instruments as of December 31, 2011 and 2010:

                                                     2011                     2010
                                           ------------------------  -----------------------
                                             CARRYING    STATUTORY    CARRYING   STATUTORY
                                              VALUE      FAIR VALUE    VALUE     FAIR VALUE
                                           -----------  -----------  ----------- -----------
ASSETS:
   Bonds.................................. $14,912,275  $15,244,619  $13,919,307 $14,120,892
   Common stocks..........................   6,911,789    6,911,789    6,511,306   6,511,306
   Preferred stocks.......................          --        1,867          217         217
   Derivatives............................       2,509        2,509           --          --
   Other invested assets..................   3,938,581    3,938,581    3,238,585   3,238,585
   Cash, cash equivalents and short-term
     investments..........................      (1,855)      (1,855)   1,487,019   1,487,019
   Receivable for securities..............       3,639        3,639          565         565
   Equities and deposits in pool &
     associations.........................     281,764      281,764      575,123     575,123
LIABILITIES:
   Derivatives liability.................. $        --  $        --  $    11,263 $    11,263
   Collateral deposit liability...........     384,576      384,576      431,011     431,011
                                           ===========  ===========  =========== ===========

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    o The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or NAIC Capital Markets and Investment Analysis Office, formerly known as the NAIC Securities Valuation Office.

    o The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    o Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    o The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    o The carrying value of all other financial instruments approximates fair value.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The carrying values and fair values of the Company's bond investments as of December 31, 2011 and 2010 are outlined in the tables below:

                                                                                             GROSS      GROSS
                                                                                CARRYING   UNREALIZED UNREALIZED    FAIR
                                                                                VALUE *      GAINS      LOSSES      VALUE
                                                                               ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments........................................................... $   449,041  $ 16,115   $      1  $   465,155
   All other governments......................................................   1,684,864    79,258      2,925    1,761,197
   States, territories and possessions........................................   1,015,256    76,787         --    1,092,043
   Political subdivisions of states, territories and possessions..............   1,379,428    95,323      2,672    1,472,079
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political
     subdivisions.............................................................   3,180,713   169,988     11,761    3,338,940
   Industrial and miscellaneous...............................................   7,202,973   104,936    192,704    7,115,205
                                                                               -----------  --------   --------  -----------
       TOTAL BONDS, AS OF DECEMBER 31, 2011................................... $14,912,275  $542,407   $210,063  $15,244,619
                                                                               ===========  ========   ========  ===========
                                                                                             GROSS      GROSS
                                                                                CARRYING   UNREALIZED UNREALIZED    FAIR
                                                                                VALUE *      GAINS      LOSSES      VALUE
                                                                               ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2010:
   U.S. governments........................................................... $ 1,162,832  $ 18,076   $    364  $ 1,180,544
   All other governments......................................................   1,268,834    46,286        434    1,314,686
   States, territories and possessions........................................   1,297,328    58,223      6,401    1,349,150
   Political subdivisions of states, territories and possessions..............   1,705,809    78,616     15,444    1,768,981
   Special revenue and special assessment obligations and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions.   3,856,178   100,055     45,533    3,910,700
   Public utilities...........................................................
   Industrial and miscellaneous...............................................   4,628,326    54,914     86,409    4,596,831
                                                                               -----------  --------   --------  -----------
       TOTAL BONDS, AS OF DECEMBER 31, 2010................................... $13,919,307  $356,170   $154,585  $14,120,892
                                                                               ===========  ========   ========  ===========

At December 31, 2011 the Company held hybrid securities with a fair value of $74,546 and carrying value of $73,504. At December 31, 2010 the fair value was $68,590 and the carrying value was $65,830. These securities are included in Industrial and miscellaneous.

The carrying values and fair values of bonds at December 31, 2011, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.
--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2011 and 2010, the carrying value of those bonds amounted to $221,322 and $30,246, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                              CARRYING
                                              VALUE *    MARKET VALUE
                                             ----------- ------------
           Due in one year or less.......... $   636,940 $   638,723
           Due after one year through five
             years..........................   5,685,421   5,927,292
           Due after five years through ten
             years..........................   2,312,539   2,439,351
           Due after ten years..............   1,022,304   1,080,024
           Structured securities............   5,255,071   5,159,229
                                             ----------- -----------
              TOTAL BONDS................... $14,912,275 $15,244,619
                                             =========== ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,           2011                    2010                   2009
--------------------------------  ----------------------  ---------------------  ----------------------
                                                EQUITY                  EQUITY                 EQUITY
                                     BONDS    SECURITIES     BONDS    SECURITIES    BONDS    SECURITIES
                                  ----------  ----------  ----------  ---------- ----------  ----------
     Proceeds from sales......... $3,352,794  $1,314,510  $5,085,708   $111,224  $2,429,677  $3,160,576
     Gross realized gains........    102,621       1,850     198,111     14,691      40,059   1,945,047
     Gross realized losses.......     (2,701)     (1,062)    (29,723)    (3,240)    (51,351)   (283,808)

The cost, fair value and carrying value of the Company's common and preferred stocks, as of December 31, 2011 and 2010, are set forth in the tables below:

                                            DECEMBER 31, 2011
                   -------------------------------------------------------------------
                    COST OR     GROSS      GROSS
                   AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                     COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                   ---------- ---------- ---------- ---------- ------------ ----------
COMMON STOCKS:
 Affiliated....... $1,426,160 $5,371,730  $10,159   $6,787,731     $--      $6,787,731
 Non-affiliated...     98,561     25,667      170      124,058      --         124,058
                   ---------- ----------  -------   ----------     ---      ----------
     TOTAL........ $1,524,721 $5,397,397  $10,329   $6,911,789     $--      $6,911,789
                   ========== ==========  =======   ==========     ===      ==========
PREFERRED STOCKS:
 Non-affiliated... $       -- $    1,867  $    --   $    1,867     $--      $       --
                   ---------- ----------  -------   ----------     ---      ----------
     TOTAL........ $       -- $    1,867  $    --   $    1,867     $--      $       --
                   ========== ==========  =======   ==========     ===      ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                            DECEMBER 31, 2010
                   -------------------------------------------------------------------
                    COST OR     GROSS      GROSS
                   AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                     COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                   ---------- ---------- ---------- ---------- ------------ ----------
COMMON STOCKS:
   Affiliated..... $1,424,536 $5,007,849   $3,512   $6,428,873     $--      $6,428,873
   Non-affiliated.     71,182     11,251       --       82,433      --          82,433
                   ---------- ----------   ------   ----------     ---      ----------
       TOTAL...... $1,495,718 $5,019,100   $3,512   $6,511,306     $--      $6,511,306
                   ========== ==========   ======   ==========     ===      ==========
PREFERRED STOCKS:
   Non-affiliated. $      217 $       --   $   --   $      217     $--      $      217
                   ---------- ----------   ------   ----------     ---      ----------
       TOTAL...... $      217 $       --   $   --   $      217     $--      $      217
                   ========== ==========   ======   ==========     ===      ==========

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2011 and 2010 is set forth in the tables below:

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
AS OF DECEMBER 31, 2011:
   U. S. governments.................................. $      881  $      1  $      7  $    --   $      888  $      1
   All other governments..............................    137,882     2,925        --       --      137,882     2,925
   States, territories and possessions................         --        --        --       --           --        --
   Political subdivisions of states, territories and
     possessions......................................         --        --    13,346    2,672       13,346     2,672
   Special revenue....................................     16,330       294    93,431   11,467      109,761    11,761
   Industrial and miscellaneous.......................  3,544,144   130,230   540,308   62,474    4,084,452   192,704
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS........................................  3,699,237   133,450   647,092   76,613    4,346,329   210,063
                                                       ----------  --------  --------  -------   ----------  --------
   Affiliated.........................................         --        --    26,287    3,921       26,287     3,921
   Non-affiliated.....................................      1,201       170        --       --        1,201       170
                                                       ----------  --------  --------  -------   ----------  --------
   Total common stocks................................      1,201       170    26,287    3,921       27,488     4,091
                                                       ----------  --------  --------  -------   ----------  --------
   Preferred stock....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL STOCKS.......................................      1,201       170    26,287    3,921       27,488     4,091
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS AND STOCKS                              $3,700,438  $133,620  $673,379  $80,534   $4,373,817  $214,154
                                                       ==========  ========  ========  =======   ==========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2010:
   U. S. governments.................................. $  194,316  $    364  $     --  $    --   $  194,316  $    364
   All other governments..............................     51,849       434        --       --       51,849       434
   States, territories and possessions................    231,797     6,401        --       --      231,797     6,401
   Political subdivisions of states, territories and
     possessions......................................    405,656    15,042     5,703      402      411,359    15,444
   Special revenue....................................  1,237,978    31,312    90,184   14,221    1,328,162    45,533
   Industrial and miscellaneous.......................  1,857,998    78,050    58,925    8,359    1,916,923    86,409
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS........................................  3,979,594   131,603   154,812   22,982    4,134,406   154,585
                                                       ----------  --------  --------  -------   ----------  --------
   Affiliated.........................................        918        27    11,698    3,485       12,616     3,512
   Non-affiliated.....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   Total common stocks................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   Preferred stock....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL STOCKS.......................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS AND STOCKS............................. $3,980,512  $131,630  $166,510  $26,467   $4,147,022  $158,097
                                                       ==========  ========  ========  =======               ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $60,751, $217,924, and $220,241 in 2011, 2010 and 2009, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $1,784, $4,269, and $17,661 during 2011, 2010 and 2009, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


During 2011, 2010 and 2009, the Company reported the following write-downs on its joint ventures and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                                                                 2011    2010     2009
--------------------------------                                                                ------- ------- --------
   Knowledge Universe Education, L.P........................................................... $13,237 $    -- $     --
   PineBridge Portable Alpha Fund SPC, solely on behalf of Class A--PineBridge Relative Value/
     S&P 500 Portfolio.........................................................................   3,891      --       --
   PineBridge Multi-Strategy Fund-of-Funds LLC, solely on behalf of PineBridge Volatility
     Arbitrage Onshore Series..................................................................   2,955      --       --
   AIG Africa Infrastructure Fund..............................................................   2,844      --       --
   Questor Partners Fund II, L.P...............................................................   2,810      --       --
   Matlin Patterson Global Opportunities Partners II, L.P......................................   2,707   8,699       --
   Doughty Hanson & Co. III, LP................................................................   2,427      --       --
   Warburg Pincus Equity Partners, LP..........................................................   2,383      --       --
   AIG Africa Infrastructure Mgmt Fund LLC.....................................................   2,134      --       --
   Carlyle Europe Partners, L.P................................................................   1,669      --       --
   PineBridge Asia Partners, L.P...............................................................   1,298      --       --
   General Atlantic Partners 82, L.P...........................................................   1,022      --       --
   Satellite Fund II, LP.......................................................................     342   4,382       --
   North Castle II.............................................................................      --   1,900       --
   The Good Steward Enhanced Fund, Ltd.........................................................      --   1,264       --
   Odyssey Investment Partners Funds, LP.......................................................      --   1,121       --
   Blackstone Firestone........................................................................      --      --   66,300
   Capvest Equity Partners, L.P................................................................      --      --   25,070
   KKR European Fund II, LP....................................................................      --      --   23,442
   Blackstone Distressed Securities Fund L.P...................................................      --      --   20,622
   Cisa NPL....................................................................................      --      --   10,408
   Copper River Partners, L.P. (fka: Rocker Partners)..........................................      --      --    8,652
   Blackstone Kalix Fund L.P...................................................................      --      --    7,876
   AIG French Prop FD (Eur)....................................................................      --      --    3,925
   Blackstone III..............................................................................      --      --    2,664
   Greystone Capital Partners I, L.P...........................................................      --      --    2,517
   Blackstone Real Estate Partners III, L.P....................................................      --      --    2,506
   Midocean Partners III.......................................................................      --      --    2,185
   Century Park Capital Partners II, L.P.......................................................      --      --    1,749
   Apollo IV LP................................................................................      --      --    1,546
   Greenwich Street Capital Partners, L.P......................................................      --      --    1,537
   The Second Cinven Fund......................................................................      --      --    1,352
   Items less than $1.0 million................................................................     623   1,187    9,665
                                                                                                ------- ------- --------
   TOTAL....................................................................................... $40,342 $18,553 $192,016
                                                                                                ======= ======= ========

Securities carried at book adjusted carrying value of $3,082,583 and $3,322,428 were deposited with regulatory authorities as required by law as of December 31, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


During 2011, 2010 and 2009, included in NET INVESTMENT INCOME EARNED were investment expenses of $37,397, $13,003, and $9,235, respectively, and interest expense of $5, $5,328, and $9,292, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

BONDS, COMMON STOCKS, PREFERRED STOCKS AND DERIVATIVES:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011 and 2010:

                                      DECEMBER 31, 2011
                              ----------------------------------
                              LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                              ------- -------- -------- --------
               Bonds......... $   --  $143,589 $ 27,986 $171,575
               Common stocks.  2,236        --   77,500   79,736
               Derivatives...     --     2,509       --    2,509
                              ------  -------- -------- --------
               Total......... $2,236  $146,098 $105,486 $253,820
                              ======  ======== ======== ========

                                           DECEMBER 31, 2010
                                  ----------------------------------
                                  LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                  ------- --------  ------- --------
           Bonds................. $   --  $  1,039  $21,436 $ 22,475
           Common stocks.........  4,933        --   77,500   82,433
           Derivatives liability.     --   (11,263)      --  (11,263)
                                  ------  --------  ------- --------
           Total................. $4,933  $(10,224) $98,936 $ 93,645
                                  ======  ========  ======= ========

The following tables present changes during 2011 and 2010 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2011 and 2010 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2011 and 2010:

                                                                                    UNREALIZED
                    BALANCE                           NET REALIZED AND UNREALIZED GAINS (LOSSES) PURCHASES, SALES,  BALANCE AT
                  BEGINNING OF              TRANSFERS GAINS (LOSSES) INCLUDED IN   INCLUDED IN      ISSUANCES,     DECEMBER 31,
                      YEAR     TRANSFERS IN    OUT       NET INVESTMENT INCOME       SURPLUS     SETTLEMENTS, NET      2011
                  ------------ ------------ --------- --------------------------- -------------- ----------------- ------------
Bonds............   $21,436      $28,000    $(22,375)           $(2,319)              $2,286           $958          $ 27,986
Common stocks....    77,500           --          --                 --                   --             --            77,500
Preferred stocks.        --           --          --                 --                   --             --                --
                    -------      -------    --------            -------               ------           ----          --------
Total............   $98,936      $28,000    $(22,375)           $(2,319)              $2,286           $958          $105,486
                    =======      =======    ========            =======               ======           ====          ========

                                                                                 UNREALIZED
                   BALANCE                         NET REALIZED AND UNREALIZED GAINS (LOSSES) PURCHASES, SALES,  BALANCE AT
                  BEGINNING              TRANSFERS GAINS (LOSSES) INCLUDED IN   INCLUDED IN      ISSUANCES,     DECEMBER 31,
                   OF YEAR  TRANSFERS IN    OUT       NET INVESTMENT INCOME       SURPLUS     SETTLEMENTS, NET      2010
                  --------- ------------ --------- --------------------------- -------------- ----------------- ------------
Bonds............ $ 91,515    $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $21,436
Common stocks....   77,500         --          --                 --                   --               --         77,500
Preferred stocks.       --         --          --                 --                   --               --             --
                  --------    -------    --------           --------              -------         --------        -------
Total............ $169,015    $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $98,936
                  ========    =======    ========           ========              =======         ========        =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


OTHER INVESTED ASSETS:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following table presents information about other invested assets carried at fair value on a non-recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011.

                                       DECEMBER 31, 2011
                               ---------------------------------
                               LEVEL 1 LEVEL 2 LEVEL 3   TOTAL
               Other invested
                 assets.......   $--   $6,381  $134,086 $140,467
                                 ---   ------  -------- --------
               Total..........   $--   $6,381  $134,086 $140,467
                                 ===   ======  ======== ========

LOAN-BACKED AND STRUCTURED SECURITIES:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities.

At December 31, 2011, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities.

BOOK/ADJUSTED CARRYING VALUE   PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT   PROJECTED CASH                  AMORTIZED COST AFTER
PERIOD OTTI                         FLOWS       RECOGNIZED OTTI         OTTI         FAIR VALUE
-----------------------------  ---------------- --------------- -------------------- -----------
        $ 2,080,817              $ 1,988,360       $ 92,457         $ 1,988,360      $ 1,652,677
        ============             ===========       ========         ===========      ===========

At December 31, 2011 and 2010, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                    DECEMBER 31, 2011
                            -----------------------------------------------------------------
                             Less than 12 Months   12 Months or Longer          Total
                            --------------------- --------------------- ---------------------
                                       Unrealized            Unrealized            Unrealized
Description of Securities   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------   ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured
  Securities............... $3,008,063  $132,629   $357,148   $23,821   $3,365,211  $156,450
                            ----------  --------   --------   -------   ----------  --------
Total temporarily impaired
  securities............... $3,008,063  $132,629   $357,148   $23,821   $3,365,211  $156,450
                            ==========  ========   ========   =======   ==========  ========

                                                    DECEMBER 31, 2010
                            -----------------------------------------------------------------
                             Less than 12 Months   12 Months or Longer          Total
                            --------------------- --------------------- ---------------------
                                       Unrealized            Unrealized            Unrealized
Description of Securities   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------   ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured
  Securities............... $1,772,806  $ 75,479   $ 46,490   $ 8,344   $1,819,296  $ 83,823
                            ----------  --------   --------   -------   ----------  --------
Total temporarily impaired
  securities............... $1,772,806  $ 75,479   $ 46,490   $ 8,344   $1,819,296  $ 83,823
                            ==========  ========   ========   =======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC
(Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes and Class B Notes issued by Metropolis as part of the series.

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

                                        PAR PURCHASED PURCHASE PRICE
           COMPANY                      ------------- --------------
           National Union..............  $  852,455     $  808,335
           American Home...............     423,421        402,213
           C&I.........................     275,223        261,438
           Lexington Insurance Company.     423,421        402,213
           Chartis Select Insurance
             Company...................     275,223        261,438
                                         ----------     ----------
              Total....................  $2,249,743     $2,135,637
                                         ==========     ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING TRANSACTIONS. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2011 and 2010 was EUR 1,080,300 and EUR 1,252,015, respectively.

The following tables summarize the realized and unrealized capital gains or losses, the notional amounts and the fair values of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2011 and 2010:

                                AS OF DECEMBER 31, 2011       YEAR ENDED DECEMBER 31, 2011
                             ------------------------------ --------------------------------
                                                                               UNREALIZED
                               OUTSTANDING   ESTIMATED FAIR REALIZED CAPITAL CAPITAL GAINS /
                             NOTIONAL AMOUNT     VALUE      GAINS / (LOSSES)    (LOSSES)
                             --------------- -------------- ---------------- ---------------
COMPANY
National Union.............. (Euro)  434,192     $2,509         $ (7,961)        $2,509
American Home...............         195,790      1,690           (4,985)         1,690
C&I.........................         127,264      1,148           (2,789)         1,148
Lexington Insurance Company.         195,790      1,690           (4,291)         1,690
Chartis Select Insurance
  Company...................         127,264      1,148           (2,789)         1,148
                             ---------------     ------         --------         ------
   Total.................... (Euro)1,080,300     $8,185         $(22,815)        $8,185
                             ===============     ======         ========         ======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                AS OF DECEMBER 31, 2010       YEAR ENDED DECEMBER 31, 2010
                             -----------------------------  -------------------------------
                                                                               UNREALIZED
                               OUTSTANDING   ESTIMATED FAIR REALIZED CAPITAL CAPITAL GAINS /
                             NOTIONAL AMOUNT     VALUE      GAINS / (LOSSES)    (LOSSES)
                             --------------- -------------- ---------------- ---------------
COMPANY
National Union.............. (Euro)  493,005    $(11,263)        $2,580         $(11,263)
American Home...............         230,003      (4,250)           913           (4,250)
C&I.........................         149,502      (2,762)           593           (2,762)
Lexington Insurance Company.         230,003      (4,250)           913           (4,250)
Chartis Select Insurance
  Company...................         149,502      (2,762)           593           (2,762)
                             ---------------    --------         ------         --------
   Total.................... (Euro)1,252,015    $(25,287)        $5,592         $(25,287)
                             ===============    ========         ======         ========

The Company owns junior and senior notes issued by Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC ("Quartz"). Quartz is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The Commissioner has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. The junior and senior notes are classified as bonds. During 2011 and 2010, the Company recognized $112,394 and $112,978 of interest income on these bonds, respectively. As of December 31, 2011 the Company's carrying value in the junior and senior bonds was $220,968 and $1,426,168, respectively and as of December 31, 2010 the carrying values were $211,560 and $1,426,168, respectively. During 2010, the Company recorded an impairment loss of $25,560 and $56,206 on the junior and senior bonds, respectively, as at that time the Company intended to sell a portion of the bonds to a third party, prior to a recovery in value. That sale was not completed, however, and the Company is no longer pursuing such a sale.

On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC, a wholly-owned subsidiary of Quartz. The Company does not have a controlling interest in Fieldstone Securitization II LLC. The junior and senior notes were issued with a maturity date of January 25, 2040, and stated interest rates of 11 percent and 7.75 percent, respectively. In connection with the issuance of the notes, Graphite Management LLC (Graphite) used a portion of the proceeds to repay $834,384 to the Company in connection with an existing liquidity facility between the two parties. On December 9, 2010 Fieldstone Securitization II LLC redeemed the junior notes and senior notes at par plus accrued interest. In connection with this redemption, Graphite borrowed $480,899 from the Company under an existing liquidity facility, which was then contributed by Quartz into Fieldstone Securitization II LLC to provide sufficient cash to repay the outstanding balance of the notes without requiring sale of the securitized assets. Over the course of 2010, the Company recognized interest expense on the Fieldstone Securitization II LLC notes of $49,654.

                             PURCHASE PRICE   NET INVESTMENT INCOME
                             JUNIOR   SENIOR   (INTEREST EXPENSE)
            COMPANY         -------- -------- ---------------------
            National Union. $210,000 $474,000       $(49,654)
            New Hampshire..       --   67,000         (4,284)
            ISOP...........       --   67,000         (4,284)
            Chartis PC.....       --   67,000         (4,284)
                            -------- --------       --------
               Total....... $210,000 $675,000       $(62,506)
                            ======== ========       ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. No foreign securities are loaned. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is trued-up daily based on daily fair value measurements from a third-party pricing source. If at any time the fair value of the collateral, inclusive of accrued interest thereon, falls below 102 percent of the fair value of the securities loaned, the Company can demand that the counterparty deliver additional collateral to restore the initial 102 percent collateral requirement. The Company is contractually prohibited from reinvesting any of the collateral it received, including cash collateral, for its securities lending activity. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2011, inclusive of accrued interest, is $908,778. The aggregate fair value of securities on loan is $865,237.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2011, 2010 and 2009 is set forth in the table below:

                                                    2011          2010          2009
                                                ------------  ------------  ------------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR  $ 14,214,768  $ 13,570,308  $ 13,354,448
Incurred losses and LAE related to:
   Current accident year.......................    4,007,752     3,810,777     4,412,647
   Prior accident years........................      353,140     1,898,037     1,115,434
                                                ------------  ------------  ------------
       TOTAL INCURRED LOSSES AND LAE...........    4,360,892     5,708,814     5,528,081
                                                ------------  ------------  ------------
Paid losses and LAE related to:
   Current accident year.......................   (1,220,029)   (1,091,835)   (1,360,823)
   Prior accident years........................   (5,012,673)   (3,972,519)   (3,951,398)
                                                ------------  ------------  ------------
       TOTAL PAID LOSSES AND LAE...............   (6,232,702)   (5,064,354)   (5,312,221)
                                                ------------  ------------  ------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,................................. $ 12,342,958  $ 14,214,768  $ 13,570,308
                                                ============  ============  ============

During 2011, the Company ceded $1,754,629 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone) resulting in a decrease to net reserves. For 2011, the Company reported adverse loss and LAE reserve development of $353,140, including accretion of loss reserve discount, of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

$119,867. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $179,740 were also included in the Company's incurred losses and LAE. As discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $47,147 of the reserves during 2011.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprised approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers' Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence.

The Company and some of its affiliates have continued their strategy that started in 2010 to improve the allocation of their reinsurance between traditional reinsurance markets and capital markets. As part of this strategy, they have secured $1.45 billion in protection for U.S. hurricanes and earthquakes through three separate catastrophe bond transactions. In 2011, they secured $575 million in a bond transaction and in 2010, $875 million through two separate bond transactions. These bond transactions in 2011 and 2010 reduced net premiums written by approximately $76,443 and $78,943, respectively.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $186,051, $179,101, and $176,082, respectively. In addition, as of December 31, 2011 and 2010, the Company recorded $0 and $53,200, respectively, of salvage from a related party as a direct reduction of outstanding reserves.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,161,031, $4,481,518, and $5,508,465, respectively (exclusive of inter-company pooling).

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2011, 2010 and 2009, gross and net of reinsurance credits, are as follows:

                                               ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                      ---------------------------------  ----------------------------
                                         2011        2010        2009      2011      2010      2009
                                      ----------  ----------  ---------  --------  --------  --------
DIRECT:
Loss and LAE reserves, beginning of
  year............................... $1,621,783  $  940,130  $ 955,576  $ 71,689  $ 93,470  $111,308
   Incurred losses and LAE...........    (59,457)    864,175    185,330     9,184     5,423    (3,945)
   Calendar year paid losses and LAE.   (136,475)   (182,522)  (200,776)  (21,922)  (27,204)  (13,893)
                                      ----------  ----------  ---------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR    $1,425,851  $1,621,783  $ 940,130  $ 58,951  $ 71,689  $ 93,470
                                      ==========  ==========  =========  ========  ========  ========
ASSUMED:
Loss and LAE reserves, beginning of
  year............................... $  162,963  $   90,732  $  91,172  $  5,780  $  6,063  $  5,358
   Incurred losses and LAE...........     28,268      91,861     (1,601)    1,456     1,125       905
   Calendar year paid losses and LAE.    (20,522)    (19,630)     1,161    (1,295)   (1,408)     (200)
                                      ----------  ----------  ---------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR    $  170,709  $  162,963  $  90,732  $  5,941  $  5,780  $  6,063
                                      ==========  ==========  =========  ========  ========  ========
NET OF REINSURANCE:
Loss and LAE reserves, beginning of
  year............................... $  774,116  $  415,105  $ 437,834  $ 44,013  $ 51,470  $ 60,851
   Incurred losses and LAE...........     49,204     445,497     57,182     8,853     7,350     1,900
   Calendar year paid losses and LAE.   (823,320)    (86,486)   (79,911)  (12,136)  (14,807)  (11,281)
                                      ----------  ----------  ---------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR... $       --  $  774,116  $ 415,105  $ 40,730  $ 44,013  $ 51,470
                                      ==========  ==========  =========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                  ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                            ---------------------------- ----------------------
                              2011      2010      2009    2011   2010    2009
                            -------- ---------- -------- ------ ------- -------
 Direct basis.............. $908,718 $1,190,502 $531,709 $9,434 $18,842 $30,707
 Assumed reinsurance basis.  106,903    124,980   44,255    433     416     549
 Net of ceded reinsurance
   basis...................       --    582,792  234,033  4,741   9,023  14,852

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                   ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                              ------------------------- ---------------------
                                2011     2010    2009    2011   2010   2009
                              -------- -------- ------- ------ ------ -------
   Direct basis.............. $103,923 $132,278 $59,079 $4,043 $8,075 $13,160
   Assumed reinsurance basis.    9,839    8,084   7,398     96     92     173
   Net of ceded reinsurance
     basis...................       --   58,952  28,484  3,788  3,780   6,302

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2011 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other Chartis affiliated insurers (collectively, the Chartis Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The Chartis Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of Chartis Reinsureds is presented below.

Eaglestone and the Chartis Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the Chartis Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the Chartis Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company
(NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the Chartis Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the Chartis reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of Chartis affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the Chartis Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the PA DOI, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $86,591 to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Chartis companies' asbestos related third party reinsurance recoverable. This credit is reflected in the "Other allowed offset items" column of the Schedule of Reinsurance of the Company's 2011 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld balance. The Company's funds held balance including accrued interest was $904,459 at December 31, 2011. This was considered a non cash transaction in the statement of cash flow. The share of the net reserves assumed by Eaglestone from each of the Chartis Reinsureds is presented below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                       EXCESS
                                      ASBESTOS LOSS   WORKERS'
     COMPANY                            TRANSFER    COMPENSATION   TOTAL
     -------                          ------------- ------------ ----------
     ADMITTED POOL COMPANIES:
        National Union...............  $  827,363    $  927,266  $1,754,629
        American Home................     783,818     1,092,875   1,876,693
        C&I..........................     239,500       333,934     573,434
        Chartis PC...................     108,863       122,009     230,872
        New Hampshire................     108,863       122,009     230,872
        ISOP.........................     108,863       122,009     230,872
                                       ----------    ----------  ----------
     TOTAL ADMITTED POOL COMPANIES     $2,177,270    $2,720,102  $4,897,372
                                       ==========    ==========  ==========

     SURPLUS LINES POOL COMPANIES:
        Lexington Insurance Company..  $  261,997    $       --  $  261,997
        Chartis Select Insurance
          Company....................      67,370            --      67,370
        Chartis Specialty Insurance
          Company....................      37,428            --      37,428
        Landmark Insurance Company...       7,486            --       7,486
                                       ----------    ----------  ----------
     TOTAL SURPLUS LINES POOL
       COMPANIES.....................  $  374,281    $       --  $  374,281
                                       ==========    ==========  ==========

     CHARTIS INTERNATIONAL:
        Chartis Overseas Ltd.........  $  212,400    $       --  $  212,400
        Other........................      26,400            --      26,400
                                       ----------    ----------  ----------
     TOTAL CHARTIS INTERNATIONAL.....  $  238,800    $       --  $  238,800
                                       ==========    ==========  ==========
     GRAND TOTAL.....................  $2,790,351    $2,720,102  $5,510,453
                                       ==========    ==========  ==========

NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan branch of American Home) to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0 percent. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files audited financial statements with the New York State Department of Financial Services (NY DFS) that have been prepared in accordance with accounting practices prescribed or permitted by the State of New York (NY SAP).

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                  INITIAL       PARTICIPATION
                                      NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
MEMBER COMPANY                          CODE      PERCENT        JAPAN RISK
--------------                        -------- ------------- -------------------
Chartis Overseas Limited.............      -       67.0%            85.0%
Commercial Pool member companies, as
  follows:...........................      -       33.0%            15.0%
   New Hampshire.....................  23841       12.0%            10.0%
   The Company.......................  19445       11.0%             5.0%
   American Home.....................  19380       10.0%             0.0%
                                       =====       ====             ====

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

         AS OF DECEMBER 31,                          2011       2010
         ------------------                       ---------  ---------
         Assumed reinsurance premiums receivable.   125,964     80,066
         Funds held by ceding reinsurers.........    44,019     13,171
         Reinsurance recoverable.................    35,957     44,411
         Equities in underwriting pools and
           associations..........................   281,764    575,123
                                                  ---------  ---------
         TOTAL ASSETS............................ $ 487,704  $ 712,771
                                                  ---------  ---------
         Loss and LAE reserves...................   553,856    596,272
         Unearned premium reserves...............   218,483    246,029
         Funds held..............................    10,721     13,762
         Ceded balances payable..................    51,022     64,698
         Assumed reinsurance payable.............    56,493     46,534
                                                  ---------  ---------
         TOTAL LIABILITIES....................... $ 890,575  $ 967,295
                                                  ---------  ---------
         TOTAL SURPLUS........................... $(402,871) $(254,524)
                                                  =========  =========

   As of December 31, 2011, the Association reported an asset of $2,401,126 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2011, Chartis Europe S.A. represented $1,748,890 and Chartis UK Holdings represented $542,447, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2011 the Company's interest in the Association's SCA entities was $301,101 and has been reported as a component of EQUITIES IN UNDERWRITING POOLS AND ASSOCIATIONS.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and former Canadian branches, have historically been reported as part of the operations of the Association by its member companies consistent with the accounting for the Admitted Pooling Agreement, the Admitted Pool. The U.S. member companies of the Association pooled their 33 percent participation with the remaining members of the Admitted Pool.

   On January 1, 2011, American Home transferred the existing business of its Singapore Branch to Chartis Singapore Insurance PTE Ltd. (Chartis Singapore) an indirect wholly owned subsidiary of Chartis International, LLC. American Home also transferred the in force business of its Australia and New Zealand branches to new legal entities formed in those jurisdictions, effective March 1, 2011 and December 1, 2011 respectively. With an effective date of December 1, 2011, American Home also transferred the in force business of its Cyprus and Malta branches to newly formed branches of Chartis Insurance UK Limited (Chartis UK). New Hampshire transferred

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   its in force business of its Philippines branch to Chartis Philippines Insurance Inc., a subsidiary of Chartis Singapore, effective December 1, 2011.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of Chartis UK. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to Chartis UK Ireland Branch and repaneled. On that same date, Chartis UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   During 2011, the largest restructuring were completed at Chartis Singapore, the Australia branch and the Hong Kong branches. These branches had total assets of $2,315,692 and liabilities of $1,322,618.

   Effective December 1, 2010, the in force business of the Hong Kong branches of the Company, American Home and New Hampshire was transferred to Chartis Insurance Hong Kong Limited, a subsidiary of Chartis Overseas Limited, under
   Section 25D of the Hong Kong Insurance Companies Ordinance. Consistent with the 2011 transactions, this transaction was recorded by the Admitted Pool members in calendar year 2011 with the approval of NY DFS and PA DOI.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in their 2012 statutory financial statements. These transactions are not expected to have a material impact on the Company's financial statements.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in
   Note 11.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


D. INVESTMENTS IN AFFILIATES

   As of December 31, 2011 and 2010, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                     PERCENT     2011         2011            2011
---------------------                    --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc..........   100.0%  $    3,234   $    3,930       $    785
Chartis Select Insurance Company........   100.0%     442,228    1,975,192        156,344
Mt. Mansfield Co. Inc...................   100.0%      88,357       82,119          9,257
National Union Fire Ins. Company of Vt..   100.0%      12,530       11,858        (53,546)
Chartis Specialty Insurance Company.....    70.0%     208,138      598,123         60,975
Lexington Insurance Company.............    70.0%     643,111    4,075,918        183,608
Pine Street Real Estate Holding Corp....    22.1%       2,973        1,656            159
American International Realty, Inc......    22.0%       9,931       25,209         (4,476)
Eastgreen, Inc..........................     9.7%      14,705       12,773          5,717
Spruce Peak Realty LLC..................     1.0%         953          953             35
                                           -----   ----------   ----------       --------
   TOTAL COMMON STOCKS-AFFILIATES.......           $1,426,160   $6,787,731       $358,858
                                           =====   ==========   ==========       ========

                                             AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                             OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                         PERCENT     2010         2010            2010
---------------------                        --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc..........       100.0%  $    3,234   $    3,145      $   1,722
Chartis Select Insurance Company........       100.0%     442,228    1,818,848         92,555
Mt. Mansfield Co. Inc...................       100.0%      76,018       72,862         22,429
National Union Fire Ins. Company of La.. (b)   100.0%          --           --         (7,394)
National Union Fire Ins. Company of Vt..       100.0%      41,000       65,404          4,439
Chartis Specialty Insurance Company.....        70.0%     208,138      537,148         49,174
Lexington Insurance Company.............        70.0%     631,112    3,892,310        261,175
Pine Street Real Estate Holding Corp....        22.1%       2,973        1,497            (40)
American International Realty, Inc......        22.0%       9,912       29,685         15,228
Eastgreen, Inc..........................         9.7%       8,976        7,056             97
Spruce Peak Realty LLC..................         1.0%         945          918            694
Chartis Claims, Inc..................... (a)     0.0%          --           --        (55,461)
United Guaranty Corporation............. (c)     0.0%          --           --       (804,829)
                                         --    -----   ----------   ----------      ---------
   TOTAL COMMON STOCKS--AFFILIATES......               $1,424,536   $6,428,873      $(420,211)
                                         ==    =====   ==========   ==========      =========

(a)As referenced in Note 5E, the Company transferred its ownership in Chartis Claims, Inc to Chartis U.S. Inc.
(b)As referenced in Note 5E, National Union Fire Insurance Company of Louisiana was merged into the Company.
(c)As referenced in Note 5E, the Company transferred its interest in United Guaranty Corporation to AIG.

The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Lexington Insurance Company's (Lexington) admitted assets, liabilities and capital and surplus as of December 31, 2011 and 2010 and net income for the years ended December 31, 2011 and 2010 are set forth below:

                                           2011        2010
                                        ----------- -----------
                 Total admitted assets. $18,894,006 $18,631,448
                 Total liabilities.....  13,071,267  13,097,341
                 Total capital and
                   surplus.............   5,822,739   5,534,107
                 Net income............     325,630     312,190
                                        ----------- -----------

   On December 31, 2009, National Union acquired a 100 percent interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565. This amount is being amortized over 10 years. Additionally, as part of the transaction Chartis, Inc. has committed to pay a percentage of the positive cash flows from Mt. Mansfield to the Ultimate Parent.

   The Company, with the approval of PA DOI, reflected the redemption of its investment in the Series A preferred shares of AIG Capital Corporation (Issuer) as a Type 1 subsequent event in the 2009 financial statements. On February 19, 2010, the Company received $2 billion from the Issuer as consideration for the redemption as well as $38,333 representing accrued dividends for the 4th quarter of 2009 and 1st quarter of 2010 through the settlement date. The proceeds received from the redemption and the accrued dividends through December 31, 2009 had been reported as part of the balance sheet account "Receivable from parent, subsidiaries and affiliates".

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2011 and 2010, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0 percent amounted to $1,020,054 and $2,283,464, respectively.

E. RESTRUCTURING

   DOMESTIC OPERATIONS

   As discussed in Note 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   As a result of a transaction which closed on February 24, 2011 but was effective December 31, 2010; (i) all of the outstanding shares of United Guaranty Corporation (UGC) owned by the Company and two other insurance company subsidiaries of Chartis U.S., Inc. (Chartis insurance subsidiaries) were transferred to AIG, and; (ii) AIG contributed cash to Chartis, Inc. in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. As a result, on February 24, the Chartis insurance subsidiaries each received a contribution equal to its pro rata share of the statutory book value of UGC shares owned by such Chartis insurance subsidiary, including $842,206 received by the Company.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Effective October 7, 2010, National Union Fire Insurance Company of Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into the Company. The Company is the surviving company and has assumed all of the existing obligations of the merged companies. The transaction was accounted for as a statutory merger. The Company did not issue any new shares of stock as a result of the merger. The mergers were recorded as of October 1, 2010 with the approval of the PA DOI. As a result of the merger, the Company's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. The increase to the Company's post-merger surplus is net of eliminations of $1,541 that is primarily related to the provision for reinsurance of $1,308. This item is presented as OTHER SURPLUS ADJUSTMENTS in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS. With the approval of the Company's domiciliary regulator, none of the prior years' results or historical schedules have been restated for the merger.
   Chartis, Inc. created Chartis Global Claims Services, Inc. as part of restructuring efforts within Chartis, Inc. National Union distributed its ownership of Chartis Claims, Inc. to Chartis U.S., Inc. as a dividend, which Chartis U.S., Inc. subsequently contributed to Chartis Global Claims Services, Inc.

   In 2009, the Company sold its 32.77 percent interest in the issued and outstanding common stock of International Lease Finance Corporation (ILFC) to AIG Capital Corporation, a wholly owned subsidiary of AIG. As a result of this transaction, the Company received cash equal to the statutory book value of its investment in ILFC common stock and recorded a gain of $1,927,160. In accordance with the tax sharing agreement, the Company was reimbursed $952,593 and recorded such amount as additional paid in capital.

   Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S., Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S., Inc. not subject to this sale ("Chartis U.S., Inc. companies"). The PCG business written by Chartis U.S., Inc. companies was ceded 100 percent to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50 percent quota share to National Union. The Admitted Pool members participated in this business assumed by the Company at their stated pool percentages.

   In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S., Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

       1. The quota share reinsurance agreement between the Company and AIIC under which AIIC ceded 50 percent of the net business of the Personal Lines Pool to the Company was commuted as of June 30, 2009.

       2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to the Company under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


       3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S., Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

   Following these transactions the Chartis U.S., Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $329.9 million.

   The Chartis U.S., Inc. companies which owned 21/st/ Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S., Inc. companies going forward. Additionally, capital contributions were received by the owners of 21/st/ Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $154.8 million and a capital contribution of $54.2 million.

   Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIIC, the Company received $319.1 million of the $1.7 billion of proceeds received by the Chartis U.S., Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $120.9 million.

   FOREIGN OPERATIONS

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of the Company, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, Chartis owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, the Company sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of Chartis International, LLC, for approximately $586.8 million. The Company realized a loss of $215. Additionally, on the same date, American Home closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,574. Chartis' total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby the Company provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, L.L.C. The collateral loan has a coupon rate of 2.15 percent and the interest is paid in full at maturity on August 4, 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


F. OTHER RELATED PARTY TRANSACTIONS

   The following tables summarize transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011 and 2010 between the Company and any affiliated companies that exceeded one half of one percent of the Company's admitted assets as of December 31, 2011 and 2010 and all capital contributions and dividends:

                                                                                        2011
                                                               -------------------------------------------------------------
                                                                   ASSETS RECEIVED BY
                                                                       THE COMPANY         ASSETS TRANSFERRED BY THE COMPANY
                                                               --------------------------- ---------------------------------
DATE OF                                          NAME OF
TRANSACTION  EXPLANATION OF TRANSACTION         AFFILIATE      STATEMENT VALUE DESCRIPTION STATEMENT VALUE    DESCRIPTION
-----------  --------------------------     ------------------ --------------- ----------- ---------------    -----------
 03/01/11            Dividend               Chartis U.S., Inc.    $     --                    $ 14,930           In kind
 01/07/11            Dividend               Chartis U.S., Inc.                                 325,000              Cash
 09/30/11            Dividend               Chartis U.S., Inc.                                 290,000              Cash
 12/19/11            Dividend               Chartis U.S., Inc.                                 210,000              Cash
 11/01/11            Dividend               Chartis U.S., Inc.                                  21,416           In kind
 06/30/11    Eaglestone capitalization  (a) Chartis U.S., Inc.     620,000           Cash
 06/30/11      Capital contribution         Chartis U.S., Inc.      17,617           Cash
 Various       Capital contribution     (b) Chartis U.S., Inc.      11,112        In kind
 Various       Capital contribution     (c) Chartis U.S., Inc.       3,036        In kind
                                             AIG Inc.Matched
 03/28/11     Purchase of securities        Investment Program     351,143     Securities      351,143              Cash
 03/31/11    Eaglestone capitalization  (a) Chartis U.S., Inc.                                 510,000              Cash
 08/18/11       Sale of securities              Lexington          418,412           Cash      399,788        Securities
             -------------------------  --  ------------------    --------     ----------     --------        ----------

(a)Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b)Capital contributions in lieu of tax sharing agreement
(c)Other
Lexington: Lexington Insurance Company

   Funding of Eaglestone Capitalization

   On March 31, 2011, the Company, American Home, and New Hampshire (Funding Participants), with the approval of the PA DOI and the NY DFS, returned $1,700,000 of capital to their immediate parent (Chartis U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from the PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to Chartis U.S., Inc. The distribution was made to Chartis U.S., Inc. on July 27,
   2011. On that same date, Chartis U.S., Inc. contributed $620,000 to the Company, $130,000 to New Hampshire, and $100,000 to Chartis PC.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                                                        2010
                                                               -------------------------------------------------------
                                                                   ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                       THE COMPANY                 THE COMPANY
DATE OF                                          NAME OF       --------------------------- ---------------------------
TRANSACTION  EXPLANATION OF TRANSACTION         AFFILIATE      STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------  --------------------------     ------------------ --------------- ----------- --------------- -----------
 03/05/10             Dividend              Chartis U.S., Inc.       $--                      $170,000        Cash
 04/07/10             Dividend              Chartis U.S., Inc.                                   6,238        Cash
 06/29/10             Dividend              Chartis U.S., Inc.                                 250,000        Cash
 09/08/10             Dividend              Chartis U.S., Inc.                                 120,000        Cash
 12/03/10             Dividend              Chartis U.S., Inc.                                 230,000        Cash
 10/20/10             Dividend              Chartis U.S., Inc.                                  46,895     Securities
 12/31/10             Dividend          (c) Chartis U.S., Inc.                                  66,828     Securities
 10/01/10       Capital contribution    (b) Chartis U.S., Inc.      7,130       In kind
 12/31/10       Capital contribution    (a) Chartis U.S., Inc.     11,936       In kind
 Various        Capital contribution        Chartis U.S., Inc.      5,413       In kind
 12/31/10       Capital contribution    (d) Chartis U.S., Inc.     750,000     Receivable
 12/31/10              Other            (d) Chartis U.S., Inc.     842,206     Receivable      842,206     Securities
 03/22/10      Additional investments           Lexington                                      210,000     Securities
 10/20/10         Dividend income               Lexington          46,895      Securities
 12/14/10         Dividend income               Lexington          210,000     Securities
 06/24/10      Purchase of securities         American Home        708,005     Securities      708,005        Cash
               ----------------------   --  ------------------     -------     ----------     --------     ----------

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity, and NULA.
(c)Transfer of ownership of Chartis Claims, Inc.
(d)Refer to Note 5E--Restructuring--Domestic Operations

   On October 20, 2010, Lexington transferred its ownership of 35,000 shares of JI Accident and Fire Insurance Company, Ltd. to the Company as a dividend, which was valued at $46,895. On the same date the Company transferred these shares to its parent, Chartis U.S Inc. at the same value.

   The Company made an additional contribution to Lexington of $210,000 on March 22, 2010 and received a dividend from Lexington on December 14, 2010 of the same amount.

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2011, 2010 and 2009 that exceeded one half of one percent of the Company's admitted assets:

      FOR THE YEARS ENDED DECEMBER 31,        2011      2010      2009
      --------------------------------      --------- --------- ---------
      Chartis Global Claims Services, Inc.  $ 263,957 $ 259,062 $ 270,160
      Chartis Global Services, Inc.           287,959         -         -
                                            --------- --------- ---------
         TOTAL                              $ 551,916 $ 259,062 $ 270,160
                                            ========= ========= =========

   Effective January 1, 2011, Chartis Global Services, Inc. is the shared services organization for Chartis U.S., Inc. and Chartis International, LLC. In 2010 and 2009, the expenses were paid by other members of the Admitted Pool and allocated to the Company in accordance with the Pooling Agreement.

   As of December 31, 2011 and 2010, short-term investments included amounts invested in the AIG MANAGED MONEY MARKET FUND of $121,757 and $980,277, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   On August 25, 2011, the Company amended its existing credit facility with Graphite. Under the amended facility, Lavastone Capital LLC (Lavastone), a wholly-owned subsidiary of Graphite has assumed from Graphite all of Graphite's rights and obligations, and Lavastone has pledged all of its assets (comprised of life insurance policies, cash, and receivables related to matured policies) to the Company. The amended facility is comprised of three separate elements - a 15-year senior term loan of $1,150,000; a 20-year junior term loan of $175,000; and a 20-year revolving component pursuant to which Lavastone may borrow up to $350,000 from time to time for the purpose of keeping its investments in life insurance in force. Interest on each component is due and payable at maturity, but is prepayable, as is principle, based upon the availability of funds. It is expected that Lavastone will repay all of these amounts using funds it receives from its assets. During 2011, the Company accrued $33,856 of investment income related to this credit facility. As of December 31, 2011 the Company's carrying values of the senior term loan, the junior term loan and the revolver were $1,175,092, $180,488 and $123,316, respectively, including in each case accrued interest. No payments of principle or interest were paid on the amended facility during 2011. As of December 31, 2011 the total fair value of the collateral was $1,517,338. AIG has guaranteed Lavastone's performance of its obligations under the credit facility.

   As part of the transaction, the Company paid to Lavastone $267,025, which was distributed to Graphite and used by Graphite to repay in full the principle and accrued interest on another existing credit facility Graphite had with an affiliate of the Company. No gain or loss was recorded by the Company as part of the loan modification.

   Federal and foreign income taxes (payable)/receivable from the Ultimate Parent as of December 31, 2011 and 2010 amounted to $(61,853) and $34,361, respectively.

   As of December 31, 2011 and 2010, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $29,869 and $45,998, respectively, at December 31, 2011 and 2010.

  AS OF DECEMBER 31,                                         2011      2010
  ------------------                                       -------- ----------
  Balances with admitted pool companies................... $ 41,912 $  337,847
  Balances with less than 0.5% of admitted assets           125,253     96,916
  Capital contributions receivable from Chartis U.S. Inc.        --  1,592,206
                                                           -------- ----------
  RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES      $167,165 $2,026,969
                                                           ======== ==========
  Balances with admitted pool companies                    $ 68,493 $  243,867
  Balances with less than 0.5% of admitted assets           112,478    124,094
                                                           -------- ----------
  PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES           $180,971 $  367,961
                                                           ======== ==========

   On February 24, 2011, the PA SAP approved National Union's request to report a $750,000 capital contribution from its parent, Chartis U.S., Inc. as a Type I subsequent event in its 2010 Annual Statement, pursuant to SSAP
   No. 72. The $750,000 was received on February 25, 2011. As a result of a transaction which closed on February 24, 2011 but was effective December 31, 2010, National Union, New Hampshire, and ISOP's ownership of United Guaranty Corporation, (UGC) was transferred to AIG through the transfer to AIG of all of the outstanding shares

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   of UGC from National Union, New Hampshire, and ISOP after a contribution of cash by AIG to the Chartis insurance subsidiaries in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. On February, 24, 2011, National Union, New Hampshire, and ISOP received $842,206, 644,970, and $348,700; respectively, from this transaction. With the concurrence of National Union, New Hampshire, and ISOP's domiciliary regulator, this transaction has been included in the financial statements as a Type I subsequent event pursuant to SSAP 9 and SSAP 72. The capital contribution and the transfer of the UGC ownership of $750,000 and $842,206, respectively were reported as Receivable from Affiliate at December 31, 2010.

   On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

   On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G. EVENTS OCCURRING AT THE AIG LEVEL

   In September 2008, liquidity issues resulted in AIG seeking and receiving governmental support through a credit facility from the Federal Reserve Bank of New York (the FRBNY, and such credit facility, the FRBNY Credit Facility) and funding from the United States Department of the Treasury (Department of the Treasury) through the Troubled Asset Relief Program (TARP).

   On January 14, 2011, AIG was recapitalized (the Recapitalization) and the FRBNY Credit Facility was repaid and terminated through a series of transactions that resulted in the Department of the Treasury becoming AIG's majority shareholder with ownership of approximately 92 percent of outstanding AIG Common Stock at that time. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest over time, and AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

   On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. As a result of the sale of AIG Common Stock in this offering, the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock) was cancelled and the ownership of the outstanding AIG Common Stock by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent after the completion of the offering.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2011, 2010 and 2009, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,           2011                    2010                    2009
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums                  $ 7,395,064 $ 7,574,975 $ 7,046,534 $ 7,178,068 $ 6,293,106 $ 6,258,037
 Reinsurance premiums assumed:
    Affiliates...................  10,176,526  11,083,820  10,393,789  11,337,854  13,353,275  15,167,769
    Non-affiliates...............     483,259     574,522     365,317     408,156     560,836     632,527
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS             18,054,849  19,233,317  17,805,640  18,924,078  20,207,217  22,058,333
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Reinsurance premiums ceded:
    Affiliates...................  11,635,859  12,359,125  11,491,912  12,162,924  13,322,772  14,740,688
    Non-affiliates...............   1,655,724   1,678,272   1,604,992   1,516,668   1,140,940   1,246,179
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS............. $ 4,763,266 $ 5,195,920 $ 4,708,736 $ 5,244,486 $ 5,743,505 $ 6,071,466
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2011 and 2010 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- --------------------
                     UNEARNED              UNEARNED             UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION PREMIUM   COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY   RESERVES    EQUITY
                    ---------- ---------- ---------- ---------- --------  ----------
DECEMBER 31, 2011:
   Affiliates...... $5,943,041  $782,311  $5,932,243  $702,893  $ 10,798   $79,418
   Non affiliates      462,006    60,816     465,221    55,125    (3,215)    5,691
                    ----------  --------  ----------  --------  --------   -------
   TOTALS.......... $6,405,047  $843,127  $6,397,464  $758,018  $  7,583   $85,109
                    ==========  ========  ==========  ========  ========   =======
DECEMBER 31, 2010:
   Affiliates...... $6,851,086  $795,609  $6,655,509  $754,459  $195,577   $41,150
   Non affiliates..    553,275    64,251     487,769    55,293    65,506     8,958
                    ----------  --------  ----------  --------  --------   -------
   TOTALS.......... $7,404,361  $859,860  $7,143,278  $809,752  $261,083   $50,108
                    ==========  ========  ==========  ========  ========   =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


As of December 31, 2011 and 2010, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                          UNEARNED PREMIUM PAID LOSSES RESERVES FOR LOSSES
      DECEMBER 31, 2011:      RESERVES       AND LAE         AND LAE
      ------------------  ---------------- ----------- -------------------
         Affiliates......    $5,932,243     $ 93,493       $33,152,985
         Non-affiliates..       465,221      284,711         3,120,018
                             ----------     --------       -----------
         Total...........    $6,397,464     $378,204       $36,273,003
                             ==========     ========       ===========
      DECEMBER 31, 2010:
         Affiliates......    $6,655,509     $100,616       $32,174,635
         Non-affiliates..       487,769      315,516         3,351,435
                             ----------     --------       -----------
         Total...........    $7,143,278     $416,132       $35,526,070
                             ==========     ========       ===========

The Company's unsecured reinsurance recoverables as of December 31, 2011 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                  NAIC CO.
          REINSURER                                 CODE     AMOUNT
          ---------                               -------- -----------
          Affilliates:
             Admitted Pool.......................     --   $36,546,847
             Eaglestone Reinsurance Company......  10651       812,713
             Chartis Overseas Ltd................     --       501,516
             AIU Insurance Company...............  19399       150,677
             Lexington Insurance Company.........  19437        30,120
             United Guaranty Insurance Company...  11715        24,476
             Chartis Europe SA...................     --         6,728
             Chartis Insurance UK Ltd............     --         6,043
             Chartis Specialty Insurance Company.  26883         5,174
             Landmark Insurance Company..........  35637         2,846
             US Life Insurance Company of NY.....  70106         2,568
             Chartis Insurance Company of Canada.     --         1,848
             Chartis Select Insurance Company....  10932         1,814
             Other affiliates less than $1.0
               million...........................     --         4,713
                                                   -----   -----------
             TOTAL AFFILIATES....................          $38,098,083
                                                   -----   -----------
          Non-affilliates:.......................                   --
                                                   -----   -----------
             TOTAL AFFILIATES AND NON-AFFILIATES.          $38,098,083
                                                   =====   ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


During 2011, 2010 and 2009, the Company reported in its STATEMENTS OF OPERATIONS statutory losses of $2,272, $142,835 and $11,466, respectively, as a result of losses incurred from commutations with the below reinsurers. The 2011 loss was comprised of losses incurred of $2,265 and premiums earned of $(7); the 2010 loss was comprised of losses incurred of $142,934, commissions incurred $(103) and premiums earned of $(4); the 2009 losses were from losses incurred.

      COMPANY                                       2011    2010    2009
      -------                                      ------ -------- -------
      Argonaut Midwest Insurance Company.......... $1,987 $     -- $    --
      American International Reinsurance Company,
        Ltd.......................................     --  138,942  10,855
      Reliastar Life Insurance Company............     --    1,368      --
      Continental Casualty Company................     --    1,340      --
      Other reinsurers less than $1.0 million.....    285    1,185     611
                                                   ------ -------- -------
      TOTAL                                        $2,272 $142,835 $11,466
                                                   ====== ======== =======

Effective April 1, 2010, the Company commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its stated pool percentage, as follows:

                                              COMPANY'S POOLED
                                     TOTAL       ALLOCATION
                                   ---------- ----------------
                  Liabilities:
                     Outstanding
                       losses..... $2,576,715     $979,152
                                   ----------     --------
                  P&L:
                     Paid losses..    365,636      138,942
                                   ----------     --------
                     Net cash..... $2,211,079     $840,210
                                   ==========     ========

As of December 31, 2011 and 2010, the Company had reinsurance recoverables on paid losses in dispute of $108,428 and $122,296, respectively.

During 2011, 2010, and 2009, the Company recovered/(wrote-off) reinsurance recoverable balances of $14,875, $(1,292) and $9,450 respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2011 and 2010, the Company's premium receivable and losses payable on assumed business are as follows:

                            2011
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $174,413     $38,985    $213,398
Reinsurance payable on paid loss and loss adjustment
  expenses....................................................   75,394      12,463      87,857

                            2010
                                                               --------     -------    --------
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection                               $155,068     $12,648    $167,716
Reinsurance payable on paid loss and loss adjustment expenses   158,679       5,019     163,698

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, related to reinsurance agreements with the following:

                                                                 2011                               2010
                                                  ---------------------------------  ----------------------------------
                                                  PREMIUMS IN REINSURANCE PAYABLE ON PREMIUMS IN REINSURANCE PAYABLE ON
                                                   COURSE OF    PAID LOSS AND LOSS    COURSE OF    PAID LOSS AND LOSS
                                                  COLLECTION   ADJUSTMENT EXPENSES   COLLECTION   ADJUSTMENT EXPENSES
                                                  ----------- ---------------------- ----------- ----------------------
Chartis Overseas Ltd.............................   $44,977          $ 13,786          $15,554          $21,167
Chartis Excess Ltd...............................     8,666                38               --               --
Lexington Insurance Company......................     8,429            10,832           17,333           18,715
Chartis Europe SA................................     8,428             9,750            7,963           12,642
Chartis Insurance Company of Canada C$...........     7,578             6,701               --               --
Chartis Insurance UK Ltd.........................     7,333             7,050           11,848            4,277
CA De Seguros American Intl......................     5,563             1,411               --               --
La Meridional Compania Argentina de Seguros S.A..     3,966             1,277               --               --
Chartis Specialty Insurance Company..............     3,373             1,394              410              630
National Union Insurance Company of Vermont......     2,348             9,525               50           16,160
Chartis Insurance Company of Puerto Rico.........     1,555             1,339           11,222              328
United Guaranty Residential Insurance Company....       487           (53,200)             258           21,700
Chartis Australia Insurance Ltd..................        --             5,220               --               --
AIU Insurance Co.................................    (2,680)           (3,825)              --               --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                 COMPANY'S POOLED
                                        TOTAL       ALLOCATION
                                      ---------- ----------------
               Liabilities:
                  Outstanding losses. $3,278,251    $1,245,735
                  Unearned premium
                    reserves.........    933,787       354,839
                  Other..............     49,727        18,896
                                      ----------    ----------
                                       4,261,765     1,619,470
                                      ----------    ----------
               P&L:
                  Ceding commission..    220,094        83,636
                                      ----------    ----------
                  Net cash and
                    securities....... $4,041,671    $1,535,834
                                      ==========    ==========

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

AS OF DECEMBER 31, 2011 AND 2010, THE COMPANY'S DEPOSIT ASSETS AND LIABILITIES WERE COMPRISED OF THE FOLLOWING:

                                                               FUNDS
                             DEPOSIT   DEPOSIT   FUNDS HELD    HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         DECEMBER 31, 2011:
            Direct..........  $ --    $103,001    $    --     $   --
            Assumed.........    --          47         --         --
            Ceded...........     4          --         --      5,117
                              ----    --------    -------     ------
            TOTAL...........  $  4    $103,048    $    --     $5,117
                              ====    ========    =======     ======

                                                               FUNDS
                             DEPOSIT   DEPOSIT   FUNDS HELD    HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         DECEMBER 31, 2010:
            Direct..........  $ --    $106,240    $   333     $   --
            Assumed.........    --      94,201     93,100         --
            Ceded...........   724          --         --      1,045
                              ----    --------    -------     ------
            TOTAL...........  $724    $200,441    $93,433     $1,045
                              ====    ========    =======     ======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2011 and 2010 is set forth in the table below:

                                                                 2011                   2010
                                                        ---------------------  ----------------------
                                                         DEPOSIT     DEPOSIT    DEPOSIT     DEPOSIT
                                                          ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                        ---------- ----------- ---------- -----------
BALANCE AT JANUARY 1                                     $    724   $ 200,441   $ 1,684    $ 188,394
   Deposit activity, including loss recoveries.........      (720)    (95,807)   (1,712)       8,823

   Interest income or expense, net of amortization of
     margin............................................        --      (1,586)      752        3,224
                                                         --------   ---------   -------    ---------
BALANCE AT DECEMBER 31                                   $      4   $ 103,048   $   724    $ 200,441
                                                         ========   =========   =======    =========

                                                                 2011                   2010
                                                        ---------------------  ----------------------
                                                        FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                                                          ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                        ---------- ----------- ---------- -----------
BALANCE AT JANUARY 1                                     $ 93,433   $   1,045   $93,433    $      --
   Contributions.......................................        --       5,017        --        1,045
   Withdrawals.........................................   (93,433)       (945)       --           --
   Interest............................................        --          --        --           --
                                                         --------   ---------   -------    ---------
BALANCE AT DECEMBER 31                                   $     --   $   5,117   $93,433    $   1,045
                                                         ========   =========   =======    =========

In 2011, the Company determined, based on settlement of related litigation, that an assumed reinsurance deposit transaction had terminated, and the Company eliminated assumed deposit liabilities of $95,000 and related funds held assets of $93,100.

NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2010. This accounting policy provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return except that Chartis, Inc. assumes the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits is defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

While the accounting policy described above governs the current and deferred tax recorded to the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with Chartis, Inc. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit to the Company above, except that:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


    . Any tax realized by the Company from the creation of a deferred inter-company gain (as determined under Treasury Regulation
       Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

    . To the extent that (1) tax attributes are created outside of the normal course of business, (2) that cash benefit is received by Chartis, Inc. under its separate tax allocation agreement with Parent in advance of when the attributes are actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expire unused in the AIG consolidated tax return, Chartis, Inc. shall reimburse Parent for this amount and apportion such amount to the Company to the appropriate extent. The Company shall make any required reimbursements within 90 days after Chartis, Inc. receives notice from Parent. Consistent SSAP 10R principles and the Company's tax accounting policy for allocating taxes, any payment made under this provision would be accounted for as a distribution. At December 31, 2011, the Company has not generated any attributes outside of the normal course of business that could cause this provision of the agreement to become applicable.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. (S)1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35 percent at December 31, 2011.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2011 and 2010 are as follows:

                                DECEMBER 31, 2011                  DECEMBER 31, 2010                       CHANGE
                        ---------------------------------  ---------------------------------  -------------------------------
DESCRIPTION              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL     ORDINARY   CAPITAL     TOTAL
----------------------- ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Gross deferred tax
  assets............... $1,535,890  $ 426,141  $1,962,031  $1,398,603  $ 573,242  $1,971,845  $ 137,287  $(147,101) $  (9,814)
Less statutory
  valuation
  allowance............         --    113,179     113,179      19,655    312,786     332,441    (19,655)  (199,607)  (219,262)
                        ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Adjusted gross
  deferred tax
  assets...............  1,535,890    312,962   1,848,852   1,378,948    260,456   1,639,404    156,942     52,506    209,448
Gross deferred tax
  liabilities..........    (53,027)  (312,962)   (365,989)   (121,752)  (260,456)   (382,208)    68,725    (52,506)    16,219
                        ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Net deferred tax asset/
  (liabilities)........  1,482,863         --   1,482,863   1,257,196         --   1,257,196    225,667         --    225,667
Deferred tax assets
  nonadmitted..........   (609,323)        --    (609,323)   (256,859)        --    (256,859)  (352,464)        --   (352,464)
                        ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Net admitted deferred
  tax assets........... $  873,540  $      --  $  873,540  $1,000,337  $      --  $1,000,337  $(126,797) $      --  $(126,797)
                        ==========  =========  ==========  ==========  =========  ==========  =========  =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                               DECEMBER 31, 2011         DECEMBER 31, 2010             CHANGE
                                           ------------------------- ------------------------- -----------------------
DESCRIPTION                                ORDINARY CAPITAL  TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY CAPITAL TOTAL
-----------                                -------- ------- -------- -------- ------- -------- -------- ------- ------
Increase in DTA from carried back
  losses that reverse in subsequent three
  calendar years that are carried back to
  recoup taxes............................ $     --   $--   $     -- $     --   $--   $     --  $   --    $--   $   --
Increase in DTA from the lesser of
  adjusted gross DTAs realizable within
  36 months or 15% of statutory
  surplus.................................  600,868    --    600,868  599,502    --    599,502   1,366     --    1,366
Increase in DTA from adjusted gross
  DTAs that can be offset against
  DTLs....................................       --    --         --       --    --         --      --     --       --
                                           --------   ---   -------- --------   ---   --------  ------    ---   ------
Total Increase in DTA admitted
  pursuant to Paragraph 10.e.............. $600,868   $--   $600,868 $599,502   $--   $599,502  $1,366    $--   $1,366
                                           ========   ===   ======== ========   ===   ========  ======    ===   ======

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                          DECEMBER 31, 2011                  DECEMBER 31, 2010                      CHANGE
                  --------------------------------  ----------------------------------  ------------------------------
DESCRIPTION       ORDINARY   CAPITAL      TOTAL      ORDINARY    CAPITAL      TOTAL      ORDINARY   CAPITAL    TOTAL
-----------       --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Carried
     back
     losses
     that
     reverse
     in
     subsequent
     calendar
     year........ $     --  $      --  $        --  $       --  $      --  $        --  $      --  $     --  $      --
   The lesser
     of
     adjusted
     gross
     DTAs
     realizable
     within 12
     months
     or 10%
     of
     statutory
     surplus.....  272,672         --      272,672     400,835         --      400,835   (128,163)       --   (128,163)
   Adjusted
     gross
     DTAs
     that can
     be offset
     against
     DTLs........   53,027    312,962      365,989     121,753    260,455      382,208    (68,726)   52,507    (16,219)
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Total DTA
     admitted
     pursuant
     to
     Paragraphs
     10.a,
     10.b and
     10.c........ $325,699  $ 312,962  $   638,661  $  522,588  $ 260,455  $   783,043  $(196,889) $ 52,507  $(144,382)
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------

Admission
  Calculation
  Components.....
SSAP No. 10R,
  Paragraph
  10.e...........

   Carried
     back
     losses
     that
     reverse
     in
     subsequent
     three
     calendar
     years....... $     --  $      --  $        --  $       --  $      --  $        --  $      --  $     --  $      --
   The lesser
     of
     adjusted
     gross
     DTAs
     realizable
     within 36
     months
     or 15%
     of
     statutory
     surplus.....  600,868         --      600,868     599,502         --      599,502      1,366        --      1,366
   Adjusted
     gross
     DTAs
     that can
     be offset
     against
     DTLs........       --         --           --          --         --           --         --        --         --
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Additional
     DTA
     admitted
     pursuant
     to
     Paragraph
     10.e........ $600,868  $      --  $   600,868  $  599,502  $      --  $   599,502  $   1,366  $     --  $   1,366
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------

   Total DTA
     admitted
     under
     SSAP
     No. 10R.....  926,567    312,962    1,239,529   1,122,090    260,455    1,382,545   (195,523)   52,507   (143,016)
   Total
     DTL.........  (53,027)  (312,962)    (365,989)   (121,753)  (260,455)    (382,208)    68,726   (52,507)    16,219
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Net
     admitted
     DTA......... $873,540  $      --  $   873,540  $1,000,337  $      --  $ 1,000,337  $(126,797) $     --  $(126,797)
                  ========  =========  ===========  ==========  =========  ===========  =========  ========  =========

Used in SSAP
  No. 10R, Par.
  10 d...........

   Total
     adjusted
     capital.....       --         --   11,627,724          --         --   11,532,762         --        --     94,962
                                       -----------                         -----------                       ---------
   Authorized
     Control
     Level.......       --         --    2,682,615          --         --    2,963,797         --        --   (281,182)
                                       -----------                         -----------                       ---------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The following table provides the Company's assets, capital and surplus, and Risk Based Capital (RBC) information with the DTA calculated under SSAP 10R paragraphs 10.a. to 10.c. and the additional DTA determined under SSAP 10R paragraph 10.e.:

                               DECEMBER 31, 2011             DECEMBER 31, 2010                    CHANGE
                          ---------------------------- ------------------------------ ------------------------------
DESCRIPTION               ORDINARY CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL
-----------               -------- ------- ----------- ---------- ------- ----------- ---------  ------- -----------
SSAP No. 10R,
  Paragraphs 10.a, 10.b,
  and 10.c

Admitted deferred tax
  assets................. $272,672   $--   $   272,672 $  400,835   $--   $   400,835 $(128,163)   $--   $  (128,163)
Admitted assets..........       --    --    29,804,576         --    --    31,648,572        --     --    (1,843,996)
Adjusted statutory
  surplus................       --    --    12,013,139         --    --    12,141,313        --     --      (128,174)
Total adjusted capital
  from DTA...............       --    --    12,013,139         --    --    12,141,313        --     --      (128,174)

Increased amounts due to
  SSAP No. 10R,
  Paragraph 10.e

Admitted deferred tax
  assets................. $873,540   $--   $   873,540 $1,000,337   $--   $ 1,000,337 $(126,797)   $--   $  (126,797)
Admitted assets..........       --    --    30,405,444         --    --    32,248,074        --     --    (1,842,630)
Statutory surplus........       --    --    12,614,007         --    --    12,740,815        --     --      (126,808)

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies did not affect ordinary adjusted gross DTAs and increased net admitted DTAs by $92,517. Tax planning strategies increased had no impact upon capital adjusted gross DTAs and net admitted capital DTAs, all of which were admitted due to the Company being in a net capital DTL position.

During 2011, 2010 and 2009, the Company's current income tax expense/(benefit) was comprised of the following:

    FOR THE YEARS ENDED DECEMBER 31,             2011     2010      2009
    --------------------------------           -------  -------  ---------
    Federal income tax........................ $ 8,035  $11,537  $(384,905)
    Foreign income tax........................  (1,695)  (9,078)     6,290
                                               -------  -------  ---------
       Subtotal...............................   6,340    2,459   (378,615)
    Federal income tax on net capital gains...      --   17,767    930,452
    Other--including return to provision......      --   (6,049)     1,479
                                               -------  -------  ---------
    Federal and foreign income taxes incurred. $ 6,340  $14,177  $ 553,316
                                               =======  =======  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The composition of the Company's net deferred tax assets as of December 31, 2011 and 2010, along with the changes in deferred income taxes for 2011, is set forth in the table below:

                                                   2011        2010       CHANGE
                                                ----------  ----------  ---------
Deferred tax assets:...........................
   Ordinary....................................
       Loss reserve discount................... $  312,187  $  359,135  $ (46,948)
       Non-admitted assets.....................    147,877     188,669    (40,792)
       Unearned premium reserve................    179,720     209,756    (30,036)
       Pension adjustments.....................     12,278      24,777    (12,499)
       Bad debt expense........................     29,820      90,090    (60,270)
       Net operating loss carryforward.........    501,587     462,168     39,419
       Foreign tax credits carryforward........     19,102      14,890      4,212
       Deferred tax of foreign entities........     55,749      38,067     17,682
       Investments.............................    219,351          --    219,351
       Deferred loss on branch conversions.....     10,086          --     10,086
       Other temporary differences.............     48,132      11,051     37,081
                                                ----------  ----------  ---------
          Subtotal.............................  1,535,889   1,398,603    137,286

   Statutory valuation allowance adjustment....         --     (19,655)    19,655
   Non-admitted................................   (609,323)   (256,859)  (352,464)
                                                ----------  ----------  ---------

   Admitted ordinary deferred tax assets.......    926,566   1,122,089   (195,523)
                                                ----------  ----------  ---------
   Capital.....................................
       Investments writedown...................    324,363     264,773     59,590
       Deferred intercompany loss..............         --      40,792    (40,792)
       Net capital loss carryforward...........     79,923     140,007    (60,084)
       Unrealized capital losses...............      6,038     125,171   (119,133)
       Other temporary difference..............     15,818       2,499     13,319
                                                ----------  ----------  ---------
          Subtotal.............................    426,142     573,242   (147,100)

   Statutory valuation allowance adjustment....   (113,179)   (312,786)   199,607
   Non-admitted................................         --          --         --
                                                ----------  ----------  ---------
   Admitted capital deferred tax assets........    312,963     260,456     52,507
                                                ----------  ----------  ---------
   Total admitted deferred tax assets.......... $1,239,529  $1,382,545  $(143,016)
                                                ----------  ----------  ---------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                                             2011       2010       CHANGE
                                                                          ---------  ----------  ---------
Deferred tax liabilities:................................................
   Ordinary..............................................................
       Investments....................................................... $ (40,448) $  (26,341) $ (14,107)
       Depreciation......................................................        --      (8,532)     8,532
       Partnerships......................................................        --     (23,893)    23,893
       Other (including items <5% of total ordinary tax liabilities).....   (12,579)    (62,986)    50,407
                                                                          ---------  ----------  ---------
          Subtotal.......................................................   (53,027)   (121,752)    68,725

   Capital...............................................................
       Investments.......................................................   (60,572)         --    (60,572)
       Unrealized capital gains..........................................  (252,390)   (260,456)     8,066
                                                                          ---------  ----------  ---------
          Subtotal.......................................................  (312,962)   (260,456)   (52,506)

   Total deferred tax liabilities........................................ $(365,989) $ (382,208) $  16,219
                                                                          ---------  ----------  ---------
Net admitted deferred tax assets/(liabilities):.......................... $ 873,540  $1,000,337  $(126,797)
                                                                          =========  ==========  =========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

DESCRIPTION                                                  2011        2010       CHANGE
-----------                                               ----------  ----------  ---------
Adjusted gross deferred tax assets....................... $1,848,852  $1,639,404  $ 209,448
Total deferred tax liabilities...........................   (365,989)   (382,208)    16,219
                                                          ----------  ----------  ---------
Net deferred tax asset...................................  1,482,863   1,257,196    225,667
Deferred tax assets/(liabilities)--SSAP 3................                            40,748
Deferred tax assets/(liabilities)--unrealized............                             3,265
Deferred tax--noncash settlement through paid-in capital.                            11,112
                                                                                  ---------

Total change in deferred tax.............................                           170,542
                                                                                  =========

Change in deferred tax--current year.....................                           143,303
Change in deferred tax--current year--other suplus items.                            27,239
                                                                                  ---------
Change in deferred tax--current year--Total..............                           170,542
                                                                                  =========

                                                            CURRENT    DEFERRED     TOTAL
                                                          ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3--general items.................................    (83,765)    276,210    192,445
   SSAP 3--unrealized gain/loss..........................         --    (114,332)  (114,332)
                                                          ----------  ----------  ---------
   Total SSAP 3..........................................    (83,765)    161,878     78,113
   SSAP 3--statutory valuation allowance.................         --    (121,128)  (121,128)
                                                          ----------  ----------  ---------
   SSAP 3--adjusted tax assets and liabilities...........    (83,765)     40,750    (43,015)
   SSAP 3--non-admitted impact...........................     42,479      (9,412)    33,067
                                                          ----------  ----------  ---------
Total SSAP 3 impact...................................... $  (41,286) $   31,338  $  (9,948)
                                                          ==========  ==========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, INCOME TAXES. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2011, the Company recorded gross deferred tax assets before valuation allowance of $1,962,031 and established a valuation allowance of $113,179 relating to capital deferred tax assets. This is based on the Company's expectation, which is based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2011. Accordingly, the Company recorded total adjusted deferred tax assets of $1,848,852.

When making its assessment about the realization of its deferred tax assets at December 31, 2011, the Company considered all available evidence, as required by income tax accounting guidance, including:

    . the nature, frequency, and severity of current and cumulative financial reporting losses;

    . transactions completed and transactions expected to be completed in the near future;

    . the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

    . the application of the amended tax sharing agreement between the tax Sub Group and the Ultimate Parent; and,

    . tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Negative evidence included: (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,062,000 and $1,645,000, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 3.75 percent to 10.8 percent.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These tax planning strategies include; (i) converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities; and, (ii) investing available resources into higher yielding assets.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,848,852 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Currently, no carryback potential exists, and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $873,540 of adjusted gross deferred tax assets was admitted as of December 31, 2011.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                                  2011                  2010                   2009
                                                          --------------------  --------------------  ---------------------
DESCRIPTION                                                 AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT    TAX EFFECT
--------------------------------------------------------- ---------  ---------- ---------  ---------- ----------  ----------
Net income before federal income taxes and capital gains
  taxes.................................................. $ 602,743  $ 210,960  $(670,989) $(234,846) $1,394,300  $ 488,005
BOOK TO TAX ADJUSTMENTS:
   Tax-exempt income.....................................  (186,459)   (65,261)  (260,513)   (91,179)   (379,686)  (132,890)
   Intercompany dividends................................   (30,942)   (10,830)  (301,132)  (105,396)   (287,872)  (100,755)
   Dividend received deduction...........................    (5,095)    (1,783)    (5,725)    (2,004)         --         --
   Subpart F income, gross-up & foreign tax credits......    10,847      2,102    (39,680)   (23,366)         --         --
   Meals and entertainment...............................     2,591        907      2,109        738         909        318
   Stock options and other compensation..................    39,035     13,662     (5,364)    (1,877)         --         --
   Non-deductible penalties..............................     1,522        533         --         --         767        268
   Change in non-admitted assets.........................   104,930     36,726    198,958     69,635    (227,957)   (79,785)
   Change in tax position................................        --      5,214         --     11,937          --     50,468
   Statutory valuation allowance.........................  (340,390)  (340,390)   332,441    332,441          --         --
   Sale of divested entities.............................        --         --         --         --     (27,239)    (9,534)
   Return to provision...................................        --     (1,254)        --     48,616          --     17,098
   Capital gain on affiliated subsidiary redistribution
     (UGC)...............................................        --         --    (67,503)   (23,626)         --         --
   Sale of ILFC..........................................        --         --         --         --     795,000    278,250
   Branch incorporation & conversion (Hong Kong/
     Singapore)..........................................      (566)      (198)        --         --          --         --
   Non-deductible expenses...............................    36,156     12,655         --         --          --         --
   Other.................................................       (14)        (6)        --     (2,061)         --      3,604
                                                          ---------  ---------  ---------  ---------  ----------  ---------
       TOTAL BOOK TO TAX ADJUSTMENTS.....................  (368,385)  (347,923)  (146,409)   213,858    (126,078)    27,042
                                                          ---------  ---------  ---------  ---------  ----------  ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX                      $ 234,358  $(136,963) $(817,398) $ (20,988) $1,268,222  $ 515,047
                                                          =========  =========  =========  =========  ==========  =========

Federal income tax incurred..............................                6,340                (3,590)              (377,136)
Federal income tax on realized capital gains.............                   --                17,767                930,452
Change in deferred tax...................................             (170,542)              (35,165)               (38,269)
Less: Change in deferred tax--other surplus items........               27,239                    --                     --
                                                                     ---------             ---------              ---------
Total tax................................................            $(136,963)            $ (20,988)             $ 515,047
                                                                     ---------             ---------              ---------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


As of December 31, 2011, the Company had $19,102 of foreign tax credits carry forwards expiring through the year 2021, $1,433,106 of net operating loss carry forwards expiring through the year 2031, and $228,350 of capital loss carry forwards expiring through the year 2016 that are available to offset against future taxable income. The Company had no unused tax credits available to offset against future taxable income as of December 31, 2011 and 2010.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2011, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the Subgroup Parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2011. As of December 31, 2011, the Company recorded gross liabilities related to tax return errors and omissions in the amount of $59,032.

Listed below are the tax years that remain subject to examination by major tax jurisdictions at December 31, 2011:

                    Major Tax Jurisdictions  Open Tax Years
                    -----------------------  --------------
                        United States.......  2000 - 2010

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   The AIG Retirement Plan (the AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

   Effective April 1, 2012, the AIG U.S. Plan and AIG Excess plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

   The following table sets forth the funded status of the AIG U.S. Plan, valued in accordance with SSAP No. 89, ACCOUNTING FOR PENSIONS (SSAP 89).

                AS OF DECEMBER 31,         2011        2010
                ------------------      ----------  ----------
                Fair value of plan
                  assets............... $3,432,515  $3,424,553
                Less projected benefit
                  obligation...........  4,219,931   3,574,840
                                        ----------  ----------
                Funded status.......... $ (787,416) $ (150,287)
                                        ==========  ==========

   The weighted average assumptions that were used to determine the pension benefit obligations as of December 31, 2011, 2010 and 2009 are set forth in the table below:

     AS OF DECEMBER 31,                 2011         2010         2009
     ------------------             -----------  -----------  -----------
     Discount rate.................    4.62%        5.50%        6.00%
     Rate of compensation increase
       (average)...................    4.00%        4.00%        4.00%
     Measurement date.............. December 31, December 31, December 31,
                                        2011         2010         2009
     Medical cost trend rate.......     N/A          N/A          N/A
                                    ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   In 2011 and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $8,362 and $12,909 for 2011 and 2010, respectively.

   AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives. The results in this footnote do not include the nonqualified plans.

B. POSTRETIREMENT BENEFIT PLANS

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

   Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (SSAP 14), as of December 31, 2011 and 2010 were $201,960 and $202,418, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $622 and $584 for the years ended December 31, 2011 and 2010, respectively.

   Effective April 1, 2012, the Company subsidy for the retiree medical plan will only be provided to employees whose combination of age and credited service is equal to or greater than 65 points, who are at least age 55, and have at least 5 years of credited service as of March 31, 2012. The retiree plan will only provide access to coverage for all other retirees, but the Company subsidy will no longer be available to them.

   As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan including share-based cash settled awards such as the Stock Salary and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   TARP RSU Awards and several other legacy AIG-sponsored employee compensation plans, which are linked to AIG Common Stock. Share-based cash settled awards are recorded as liabilities until the final payout is made or the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards are remeasured at the end of each reporting period based on the change in fair value of one share of AIG common stock. Legacy plans for which awards were still outstanding at December 31, 2011 include the AIG 1999 Stock Option Plan, as amended, AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units and the AIG 2007 Stock Incentive Plan, as amended. During 2011 and 2010, AIG allocated to the Company compensation expense totaling $4,258 and $15,208 respectively, related to stock options and restricted stock units granted under these plans.

   In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2011 and 2010, AIG allocated to the company $5,263 and $10,409, respectively, for expenses incurred under this plan.

   In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees (the AIG Incentive Savings Plan), which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. The Company's allocated pre-tax expense associated with this plan was $5,232 and $7,686 in 2011 and 2010, respectively. Effective January 1, 2012, the AIG Incentive Savings Plan was amended to change the company matching contribution to 100 percent of the first six percent of participant contributions and to allow all employees to contribute up to the annual IRS contribution maximum of $17.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently;
   other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies.
   The costs of these plans are borne by AIG and its participating subsidiaries.

E. IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2011 is $3,100

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   The portion of unassigned surplus as of December 31, 2011 and 2010 represented by each item below is as follows:

                                             2011        2010
                                         -----------  ----------
              Unrealized gains and
                losses.................. $ 5,798,294  $5,557,752
              Non-admitted asset values.  (1,079,724)   (838,329)
              Provision for reinsurance.     (77,539)   (101,251)

   In calculating the provision for reinsurance as of December 31, 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $402,308. In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $332,238 and $28,238, respectively. The use of these assets was approved by the PA DOI.

   The changes in unrealized gains and non-admitted assets reported in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS were derived as follows:

    Change in net unrealized gains         2011        2010        2009
    ------------------------------      ----------  ----------  ----------
    Unrealized gains, current year..... $5,798,294  $5,557,752  $5,274,143
    Unrealized gains, previous year....  5,557,752   5,274,143   5,805,880
                                        ----------  ----------  ----------

    Change in unrealized gains.........    240,542     283,609    (531,737)
    Change in tax on unrealized gains..      3,265     (63,042)     20,011
    Adjustments to beginning surplus
      (SSAP 3).........................    135,388     222,380      84,902
    Derivatives--change in foreign
      exchange.........................     13,772     (11,263)         --
    Amortization of goodwill...........     (2,927)     (2,926)     (7,741)
                                        ----------  ----------  ----------
    Change in unrealized, net of taxes. $  390,040  $  428,758  $ (434,565)
                                        ==========  ==========  ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


         Change in non-admitted asset values      2011         2010
         -----------------------------------  -----------  -----------
         Non-admitted asset values, current
           year.............................. $(1,079,724) $  (838,329)
         Non-admitted asset values, previous
           year..............................    (838,329)  (1,326,751)
                                              -----------  -----------
         Change in non-admitted assets.......    (241,395)     488,422
         Change in accounting principles
           SSAP 10R..........................      (1,366)    (356,629)
         Adjustments to beginning surplus
           (SSAP 3)..........................      19,783      (39,897)
         Other surplus adjustments...........          --      (12,398)
                                              -----------  -----------
         Change in non-admitted assets....... $  (222,978) $    79,498
                                              ===========  ===========

   During 2010, the Company recognized a $50,628 increase in surplus due to the mergers with Audubon Insurance, Audubon Indemnity and NULA. The surplus components impacted were as follows:

                    Change in SSAP 10R.............. $   199
                    Gross paid in and contributed
                      surplus.......................   7,130
                    Unassigned funds (other surplus
                      adjustments)..................  43,299
                                                     -------
                                                     $50,628
                                                     =======

   The Company transferred its ownership of United Guaranty Corporation (UGC) to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. There was no impact to surplus as the balance distributed was equal to the contribution. The distribution was considered extraordinary. Refer to Note 13 for further details.

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2011 reporting period.

C. DIVIDEND RESTRICTIONS

   Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10 percent of the Company's statutory earned surplus, inclusive of unrealized gains and losses, as of December 31, 2011, or 100 percent of the

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   Company's net income, for the preceding twelve month period ended
   December 31, 2011) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the PA DOI. As of December 31, 2011, the maximum dividend payment, which may be made, by the Company, without prior approval during 2012, is approximately $1,201,290.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to PA DOI of, (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2011, the Company paid $861,346 in dividends to Chartis U.S., Inc. of which $500,000 were considered extraordinary dividends. During 2010, the Company paid $889,961 in ordinary dividends to Chartis U.S., Inc. During 2009, the Company paid $537,000 in dividends to Chartis U.S., Inc. Refer to
   Note 5E for additional information.

   The Company transferred its ownership of UGC to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. The distribution of UGC was considered extraordinary. Refer to Note 13 for further details.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, an Interim Consent Order was entered into with Ohio on (A) January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   procedures and (B) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc. agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, "Chartis U.S.") and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51,000, (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. AIG has established a reserve equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, the Company (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on Chartis's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other Chartis companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to

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                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

   After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery. The parties are presently engaged in class discovery, and plaintiffs' motion for class certification is scheduled for a hearing starting on May 30, 2012.

   As of April 18, 2012, the parties have not commenced general discovery, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010.

   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

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                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey Action.

   On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG parties' financial position.

   On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. The Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort.

   Following motion practice in the District Court, the matter was referred to the Bankruptcy Court as related to the settlement that was approved on March 16, 2011. The AIG Defendants requested leave to move for sanctions because they assert the complaint is frivolous, and the plaintiffs indicated their intent to file an amended complaint. On October 5, 2011, the Bankruptcy Court set a 60-day deadline for plaintiffs to amend, if so advised, and to determine whether they wish to proceed notwithstanding AIG Defendants' assertion that the claim is frivolous. The plaintiffs neither withdrew nor amended their complaint within the 60-day deadline set by the Bankruptcy Court. On December 7, 2011, the Bankruptcy Court indicated that the AIG Defendants should file their motions to dismiss and for sanctions against the plaintiffs' existing complaint, returnable January 18, 2012. The AIG Defendants filed their motions to dismiss and for sanctions on December 19, 2011. On February 1, 2012, the bankruptcy court dismissed the complaint without prejudice and set a March 5, 2012 hearing date for the AIG Defendants' sanctions motion. At that hearing, the Court granted the AIG Defendants' sanctions motion.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company

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                       DECEMBER 31, 2011, 2010 AND 2009
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   subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95 percent) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

   On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG

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                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

   On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

   On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

   On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If Court approval becomes final, the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual Group filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement

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                       DECEMBER 31, 2011, 2010 AND 2009
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   class, in which it alleged that AIG's actual exposure should the class action continue through judgment to be in excess of $3,000,000. The AIG parties dispute this allegation.

   On August 1, 2011, the Court issued an opinion and order granting the pending motion for settlement class certification and preliminarily approving the proposed class action settlement, subject to certain minor modifications to the settlement agreement that the Court noted the parties already had agreed to make. The opinion and order stated that it would become effective upon entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement, which was then entered on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class action-settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. The AIG parties and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. Immediately prior to the hearing, Lumbermens Mutual Casualty withdrew its objection to the settlement. On December 21, 2011, the Court issued an Order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On February 28, 2012, the Court entered a final order and judgment approving the class action settlement. Liberty Mutual, Safeco and Ohio Casualty filed notices of their intent to appeal the Court's final order and judgment. The Court of Appeals for the Seventh Circuit has consolidated the appeals. Liberty Mutual, Safeco and Ohio Casualty are to submit their opening briefs on or before May 29, 2012.

   The $450,000 settlement amount, which is currently held in escrow pending final resolution of the class action settlement, was funded in part from the approximately $191,500 remaining in the Workers' Compensation Fund, after the transfer of the $146,500 in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter below. In the event that the appeal of the class action settlement is successful, the litigation could resume. AIG has an accrued liability equal to the amounts payable under the settlement.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. On December 21, 2011, plaintiffs filed a motion for class certification, which the AIG parties opposed on January 23, 2012. On February 29, 2012, the parties agreed in principle to settle the case for a payment by defendants of $4,000. If that settlement is approved by the court and the settlement becomes final, the case will be concluded.

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                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties;
   (ii) AIG's payment of $46,500 in outstanding premium taxes; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement originally was contingent upon, among other events: (i) a final, court-approved settlement being reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group and (ii) a settlement being reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments. AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver will not become effective until AIG consummates a settlement with the state insurance guaranty associations.

   AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

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                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

   The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

   On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving

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                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

   On March 18, 2011, AIG, certain subsidiaries and certain other insurer and broker defendants agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. Once the settlement is finalized approved by the Court and any appeals of Court approval or exhausted, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG and certain subsidiaries placed their portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to those parties. A final fairness hearing took place on September 14, 2011. On March 30, 2012, the Court granted final approval of the class settlement. The deadline for objectors to initiate appeals, if any, from the order granting final approval of the settlement is April 30, 2012.

   A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

   On October 17, 2011, the Court conducted a conference in connection with the tag-along actions that have been consolidated with the Multi-District Litigation, and subsequently ordered that discovery and motion practice may proceed in those cases. The parties subsequently submitted proposed scheduling orders for discovery and any

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   additional motion practice to the Court, and a scheduling conference has been scheduled before the magistrate judge for April 30, 2012.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. The total lease expense was $103,577, $103,403 and $93,579 in 2011, 2010 and 2009, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Admitted Pool based upon their stated pool percentage.

   At January 1, 2012, the minimum aggregate annual rental commitments are as follows:

                    2012......................... $ 103,455
                    2013.........................    91,419
                    2014.........................    87,653
                    2015.........................    83,502
                    2016.........................    82,749
                    Thereafter...................   215,358
                                                  ---------
                    TOTAL MINIMUM LEASE PAYMENTS  $ 664,136
                                                  =========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2011, the Company has not incurred

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,628,077 as of December 31, 2011. Also, as of December 31, 2011, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                           LICENSED IN
NAME OF LIFE INSURER                                     LOCATION BALANCES PENNSYLVANIA
--------------------                                     -------- -------- ------------
American General Life Insurance Company................. Texas    $ 87,021     Yes
American General Life Insurance Company of Delaware..... Delaware  329,170     Yes
BMO Life Assurance Company.............................. Canada    217,618      No
The United States Life Insurance Company in the City of  New
  New York.............................................. York      928,474     Yes
                                                         -------- --------     ---

   As part of the purchase agreement related to the acquisition of a certain affiliated entity from AIG, the Company may be obligated to pay a portion of future distributions of the acquired entity. The Company has recorded a liability for this contingent commitment.

   As part of its private equity portfolio investment, as of December 31, 2011, the Company may be called upon for an additional capital investment of up to $265,989. The Company expects only a small portion of this portfolio will be called during 2012.

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

   The Company has not been required to perform under any of the guarantees that it had issued.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Additionally, each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of its direct (prior to reinsurance) policyholder liabilities. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with a hold harmless agreement relative to the guarantee. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets, estimated loss to the Company and policyholder surplus for each guaranteed entity as of December 31, 2011:

                                                                         POLICYHOLDER   INVESTED   ESTIMATED  POLICYHOLDERS'
                                                       DATE      DATE    OBLIGATIONS @  ASSETS @     LOSS @      SURPLUS
GUARANTEED COMPANY                                    ISSUED  TERMINATED  12/31/2011   12/31/2011  12/31/2011  @ 12/31/2011
------------------------------------------------     -------- ---------- ------------- ----------- ---------- --------------
AHICO First American-Hungarian Insurance
  Company....................................... *    9/15/98   1/30/09   $   154,182  $   186,506     --       $   37,928
American General Life Insurance Company of
  Delaware (formerly AIG Life Insurance
  Company)......................................      7/13/98  12/29/06     8,292,513    8,960,659     --          450,625
American International Assurance Co (Bermuda)
  Limited.......................................      8/23/99   1/31/08    18,613,000   33,555,000     --        3,419,000
American International Life Assurance Company
  of New York................................... **   7/13/98   4/30/10     5,499,817   22,548,377               1,842,268
Chartis Excess Limited (formerly AIG Excess
  Liability Insurance International Limited)....      5/28/98               2,267,382      681,607     --          402,175
Chartis Insurance Company--Puerto Rico
  (formerly American International Insurance
  Company of Puerto Rico).......................      11/5/97  12/31/09        97,923      161,071     --          142,618
Chartis Insurance Ireland Limited (formerly AIG
  Europe (Ireland) Limited).....................     12/15/97   1/31/12       837,812      402,556     --          125,215
Chartis Select Insurance Company (formerly AIG
  Excess Liability Insurance Company, Ltd.)..... ***  7/29/98   4/30/12       399,439    4,950,911     --        1,975,192
Chartis Ukraine Insurance Company (formerly
  AIG Ukraine) (rating withdrawn 2/13/03).......      10/1/00                  28,559           --     --            6,190
CJSC AIG Life Insurance Company (Russia)
  (formerly AIG Russia Insurance Company
  ZAO).......................................... *    9/15/98   1/30/09       338,645      481,345     --          145,641
First American Czech Insurance Company,
  A.S........................................... *    9/15/98   1/30/09       552,799      620,022     --           77,158
La Meridional Compania Argentina de Seguros
  S.A...........................................       1/6/98                 208,528       50,365     --           32,137
Landmark Insurance Company...................... +     3/2/98   4/30/12        96,463      512,494     --          160,746
21st Century Security Insurance Company (f/k/a
  New Hampshire Indemnity Company, Inc.)........     12/15/97   8/31/09        16,605      199,533     --          178,614
                                                     --------  --------   -----------  -----------    ---       ----------
   Total guarantees.............................                          $37,403,667  $73,310,446    $--       $8,995,507
                                                     ========  ========   ===========  ===========    ===       ==========

* These insurers were purchased by Met Life on November 1, 2010. In connection with the sale, MetLife, Inc. provided the Company with a hold harmless agreement with respect to its obligations under these guarantees

** American International Life Assurance Company of New York (AI Life) was merged into The United States Life Insurance Company of the City of New York (US Life) effective December 31, 2010.

***Merged into Lexington Insurance Company effective January 1, 2012.

+  Merged into National Union effective January 1, 2012.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2011 and 2010, other admitted assets as reported in the accompanying STATEMENTS OF ADMITTED ASSETS were comprised of the following balances:

          OTHER ADMITTED ASSETS                     2011       2010
          ---------------------                  ---------  ---------
          Allowance provision................... $(109,147) $(259,391)
          Deposit accounting assets.............         4        724
          Deposit accounting assets--funds held.        --     93,433
          Guaranty funds receivable and on
            deposit.............................    10,567     12,876
          Loss funds on deposit.................    45,227     72,265
          Note receivable--reinsurance
            commutation.........................        --     39,065
          Paid loss clearing....................   365,347    335,996
          Retroactive reinsurance recoverable...     1,467      1,345
          Other assets..........................    77,215    144,151
                                                 ---------  ---------
          TOTAL OTHER ADMITTED ASSETS            $ 390,680  $ 440,464
                                                 =========  =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2011 and 2010, the Company's liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments amounted to $145,746 and $42,674, respectively, with related assets for premium tax credits of $10,567 and $12,860, respectively. Of the amount accrued, the Company expects to pay approximately $78,105 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $57,075 in future periods. In addition, the Company anticipates it will realize $6,662 of premium tax offset credits and the associated liability in years two through five. The remaining $3,905 will be realized between years six through ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2011 is set forth below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

Assets recognized from paid and accrued premium tax offsets
   and policy surcharges prior year-end............................................................ $12,860
Decreases current year:
   Policy surcharges collected.....................................................................     426
   Policy surcharges charged off...................................................................      --
   Premium tax offset applied......................................................................   2,785
Increases current year:
   Policy surcharges collected.....................................................................      --
   Policy surcharges charged off...................................................................      --
   Premium tax offset applied......................................................................     918
                                                                                                    -------
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end. $10,567
                                                                                                    =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2011 and 2010, the Company had established an allowance for doubtful accounts of $109,147 and $259,391, respectively, which was reported as a contra asset within OTHER ADMITTED ASSETS in the accompanying STATEMENTS OF ADMITTED ASSETS.

   During 2011, 2010 and 2009, the Company recorded $(17,201), $21,847, and
   $(37,084), respectively, for allowance for doubtful accounts to NET GAIN/(LOSS) FROM AGENTS' BALANCES CHARGED-OFF in the accompanying STATEMENTS OF OPERATIONS.

   As of December 31, 2011 and 2010, other liabilities as reported in the accompanying STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS were comprised of the following balances:

OTHER LIABILITIES                                                                                2011       2010
-----------------                                                                             ---------  ---------
Accrued retrospective premiums............................................................... $  67,962  $  68,242
Amounts withheld or retained by company for account of others................................     4,715     10,585
Deferred commission earnings.................................................................     4,392      4,599
Deposit accounting liabilities...............................................................   103,048    200,441
Deposit accounting liabilities - funds held..................................................     5,117      1,045
Remittances and items not allocated..........................................................    26,252     30,006
Retroactive reinsurance payable..............................................................       372      1,328
Retroactive reinsurance reserves - assumed...................................................         -      4,405
Retroactive reinsurance reserves - ceded.....................................................      (949)    (2,192)
Salvage and subrogation recoverable..........................................................         -      1,876
Servicing carrier liability..................................................................     7,314      5,908
Escrow funds (NICO)..........................................................................    27,120          -
Other legal contingencies....................................................................    55,536          -
Other liabilities, includes suspense accounts, expense account balances and certain accruals.    73,722    133,364
                                                                                              ---------  ---------
   TOTAL OTHER LIABILITIES................................................................... $ 374,601  $ 459,607
                                                                                              =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, SURPLUS AND QUASI-REORGANIZATIONS (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of Chartis Reinsureds. Chartis reports the balances collected and due to NICO as Escrow funds.

   NOTE 13 - SUBSEQUENT EVENTS

   Type I - Recognized Subsequent Events:

   Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

   None

   Type II - Nonrecognized Subsequent Events:

   Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

   Effective January 1, 2012, Landmark Insurance Company (Landmark) entered into an agreement of merger with the Company, whereby 100 percent of Landmark's business will be merged into the Company. The statutory surplus of Landmark is $160,746. In addition, effective January 1, 2012, Lexington Insurance Company (Lexington) entered into an agreement of merger with Chartis Select Insurance Company (Chartis Select), whereby 100 percent of Chartis Select's business was merged into Lexington. In accordance with the terms and conditions of these executed agreements, the mergers will result in the following; (1) Landmark's (2 percent) and Chartis Select's (18 percent) pool participation percentages will be added to Lexington, thereby increasing Lexington's participation percentage to 90 percent, and (2) the Company will retrocede 100 percent of Landmark's business to Lexington. Also, on that date, the Company's ownership of Lexington increased to 77.7 percent and ISOP's and Chartis PC's ownership decreased to 14.9 percent and
   4.4 percent, respectively, upon the merger of Chartis Select into Lexington.

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Chartis U.S. Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and Chartis, Inc. (AIG CMA). The AIG CMA provides that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage of 350 percent of the Fleet's Authorized Control Level
   (ACL) Risk Based Capital (RBC), as estimated by Chartis, Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors (the SMP), AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of Chartis and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of; (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP, or,
   (ii) the maximum dividends permitted by any applicable domiciliary regulator.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Effective February 17, 2012, the Fleet entered into a CMA (Chartis CMA) with Chartis, Inc., Chartis U.S., Inc. and Chartis International, LLC (the Chartis entities). The Chartis CMA provides that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG
   CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by Chartis pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the Chartis Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

   The Company received the approval from the PA DOI to pay an extraordinary dividend of $910,000 to its immediate parent. The dividend, made up of municipal securities and cash of $876,104 and $33,896, respectively, was paid on March 27, 2012.

   In a transaction effective March 2012, and with the approval of the PA DOI, ISOP and Chartis PC distributed their ownership of Lexington and Chartis Specialty Insurance Company (Chartis Specialty) to Chartis by means of an extraordinary dividend and return of paid in capital. Chartis then contributed the shares of Lexington and Chartis Specialty to the Company. As a result of this transaction, Lexington and Chartis Specialty are now wholly owned subsidiaries of the Company.

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP 72.

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (1)

     (2) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (5)

     (3) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions. (19)

(b)  Custodian Agreements.      Inapplicable

(c)  Underwriting Contracts.

     (1) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (7)

     (2)  Form of Selling Group Agreement. (9)

(d)  Contracts.

     (1) Form of Group Flexible Premium Variable Life Insurance Policy - Non-Participating, Form No. 11GVULD997. (2)

     (2) Form of Group Flexible Premium Variable Life Insurance Certificate, Form No. 16GVULD997. (2)

(e)  Applications.

     (1) Form of Application for Group Flexible Premium Variable Life Insurance Policy, Form No. 14COLI400. (7)

     (2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997. (Filed herewith)

     (3)  Form of Subaccount Transfer Request Form. (Filed herewith)

     (4)  Form of Premium Allocation Form. (Filed herewith)

     (5)  Form of Loan/Surrender Request Form. (Filed herewith)

     (6)  Form of Dollar Cost Averaging Request Form. (Filed herewith)

     (7)  Form of Change Request Form. (7)

     (8)  Form of Reallocation and Rebalancing Request Form. (Filed herewith)

     (9)  Form of Automatic Rebalancing Request. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) By-Laws of American General Life Insurance Company of Delaware, restated as of December 7, 2009. (19)

     (2) Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (1)

     (3) Restated Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (1)

     (4) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001. (7)

     (5) Restated Certificate of Incorporation of American General Life Insurance Company of Delaware dated December 7, 2009. (19)

     (6) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (9)

(g)  Reinsurance Contracts.

     (1) Reinsurance Agreement between AIG Life & AXA Corporate Solutions Life Reinsurance Company. (16)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIG Life Insurance Company and AIG Equity Sales Corp. (20)

     (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, AIG Life Insurance Company and AIG Equity Sales Corp., effective April 30, 2010. (20)

     (2)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and AIG Life Insurance Company. (7)

     (2)(b) Form of Amendment to Participation Agreement among Alliance Variable Products Series Fund, Inc. and AIG Life Insurance Company. (7)

     (3)(a) Form of Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company.
               (8)

     (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company, effective January 1, 2001. (8)

     (4)(a) Form of Participation Agreement by and among Credit Suisse Warburg Pincus Trust, Credit Suisse Asset Management, LLC, Credit Suisse Asset Management Securities, Inc. and AIG Life Insurance Company. (8)

     (5)(a) Form of Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

     (5)(b) Form of Amendment to Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company, dated July 23, 1999.
               (8)

     (5)(c) Form of Fifth Amendment to Participation Agreement by and among Variable Insurance Products Fund, Fidelity Distributors Corporation and AIG Life Insurance Company, dated January 2, 2001. (8)

     (6)(a) Form of Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

     (6)(b) Form of Amendment to Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company, dated July 23, 1999.
               (8)

     (6)(c) Form of Fifth Amendment to Participation Agreement by and among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AIG Life Insurance Company, dated January 2, 2001. (8)

     (7)(a) Form of Participation Agreement by and among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AIG Life Insurance Company. (8)

     (8)(a) Form of Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (8)

     (8)(b) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 1, 2001. (8)

     (8)(c) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 3, 2004. (10)

     (8)(d) Form of Amendment No. 3 to Participation Agreement as of March 31, 2006 by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (13)

     (8)(e) Form of Amendment No. 5 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AIG Life Insurance Company and American General Equity Services Corporation, dated as of March 1, 2009. (18)

     (9)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and AIG Life Insurance Company. (10)

     (10)(a) Form of Fund Participation Agreement by and among AIG Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009.
               (19)

     (10)(b) Form of Fund/SERV Amendment to Participation Agreement by and between AIG Life Insurance Company and J. P. Morgan Series Trust
               II. (19)

     (11)(a) Form of Amended and Restated Fund Participation Agreement by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York.
               (20)

     (11)(b) Amended and Restated Administrative Services Agreement between BlackRock Advisors, LLC, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York.
               (20)

     (11)(c) Form of Amendment to Fund Participation Agreements and Administrative Services Agreements between BlackRock Advisors, LLC, BlackRock Investments, LLC, BlackRock Variable Series Funds, Inc. and American General Life Insurance Company of Delaware dated January 13, 2012. (Filed herewith)

     (12)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and AIG Life Insurance Company. (6)

     (12)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) and AIG Life Insurance Company, dated October 1, 2001. (7)

     (13)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (10)

     (13)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (10)

     (14)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and AIG Life Insurance Company. (8)

     (14)(b) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as sucessor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (Filed herewith)

     (15)(a) Form of Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (7)

     (15)(b) Form of Amendment No. 1 to Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (7)

     (16)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (8)

     (17)(a) Administrative Services Agreement between AIG Life Insurance Company and A I M Advisors, Inc. (20)

     (18)(a) Form of Administrative Services Agreement by and among Credit Suisse Asset Management, LLC and AIG Life Insurance Company. (8)

     (19)(a) Form of Amended and Restated Administrative Services Agreement by and between Franklin Templeton Services, LLC and AIG Life Insurance Company. (18)

     (20)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and AIG Life Insurance Company. (20)

     (21)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and AIG Life Insurance Company. (16)

     (22)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and AIG Life Insurance Company. (16)

     (23)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Credit Suisse and AIG Life Insurance Company. (16)

     (24)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and AIG Life Insurance Company. (16)

     (25)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and AIG Life Insurance Company. (16)

     (26)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and AIG Life Insurance Company. (16)

     (27)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and AIG Life Insurance Company. (19)

     (28)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Merrill Lynch (BlackRock) and AIG Life Insurance Company. (16)

     (29)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and AIG Life Insurance Company. (16)

     (30)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and AIG Life Insurance Company. (16)

     (31)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and AIG Life Insurance Company. (16)

     (32)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and AIG Life Insurance Company. (16)

     (33)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (16)

(i)  Administrative Contracts.

     (1) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (7)

     (2) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (7)

     (3) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (7)

     (4) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (7)

     (5) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, effective January 1, 2002. (7)

     (6) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (9)

     (7) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (10)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (4)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (15)

     (3) Notice of Termination of AIG Support Agreement between American General Life Insurance Company of Delaware and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I. (20)

     (4) Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company of Delaware. (20)

(k)  Legal Opinions.

     (1) Opinion and Consent of Kenneth D. Walma, Vice President and Counsel, AIG Life Insurance Company. (3)

     (2) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (11)

     (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (11)

(l)  Actuarial Opinions.

     (1)  Opinion and Consent of AIG Life Insurance Company's actuary. (3)

     (2)  Opinion and Consent of AIG Life Insurance Company's actuary. (7)

(m)  Calculation.       None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

     (2) Consent of Certified Public Accountants, PricewaterhouseCoopers, Hong Kong. (Filed herewith)

(o)  Omitted Financial Statements.     None

(p)  Initial Capital Agreements.     None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company of Delaware's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 2, 2011. (20)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.
          (20)

---------------------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90684) of Variable Account II of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 13, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 16, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 27, 2004.

(10) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(11) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on October 24, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 24, 2006.

(13) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2006.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 22, 2006.

(15) Incorporated by reference to Post-Effective Amendment No. 19 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on December 12, 2006.

(16) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(17) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 30, 2008.

(18) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2009.

(19) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company) filed on May 3, 2010.

(20) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company) filed on May 2, 2011.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Mary Jane B. Fortin        Director, Chairman of the Board, President and Chief
2929 Allen Parkway         Executive Officer
Houston, TX 77019

Robert M. Beuerlein        Director, Senior Vice President and Chief and
2727-A Allen Parkway       Appointed Actuary
Houston, TX 77019

Jeffrey H. Carlson         Director, Executive Vice President, Chief Service and
2727-A Allen Parkway       Information Officer
Houston, TX 77019

Don W. Cummings            Director, Senior Vice President and Chief Financial
2929 Allen Parkway         Officer
Houston, TX 77019

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Kyle L. Jennings           Director, Executive Vice President, General Counsel
2919 Allen Parkway         and Secretary
Houston, TX 77019

Steven D. Anderson         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden              Senior Vice President-Chief Marketing Officer
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard           Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

David W. Butterfield       Senior Vice President
3600 Route 66
Neptune, NJ 07753

Brad Gabel                 Senior Vice President, Chief Underwriter
1200 N. Mayfair Road
Milwaukee, WI 53226

John Gatesman              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

William Patrick Hayes      Chief Compliance Officer
2919 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.     Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

David S. Jorgensen         Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Stephen Kennedy            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Edmund D. McClure          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Larry Nisenson             Senior Vice President
2929 Allen Parkway
Houston, TX  77019

Barry Pelletteri           Senior Vice President
3600 Route 66
Neptune, NJ 07753

John W. Penko              Senior Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Rodney E. Rishel           Senior Vice President
2929 Allen Parkway
Houston, TX  77019

Dale W. Sachtleben         Senior Vice President
3051 Hollis Drive
Springfield, IL 62704

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Durr Sexton                Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Carol B.Whaley             Senior Vice President
3600 Route 66
Neptune, NJ 07753

Cris N. Aiken              Vice President
2727-A Allen Parkway
Houston, TX 77019

Chris Ayers                Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon            Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel             Vice President
2929 Allen Parkway
Houston, TX 77019

Robert L. Beauchamp        Vice President
2929 Allen Parkway
Houston, TX 77019

Michael B. Boesen          Vice President
2929 Allen Parkway
Houston, TX 77019

Laura J. Borowski          Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

David R. Brady             Vice President
200 Liberty Street
New York, NY 10281

Dan Chamberlain            Vice President
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Mark E. Childs             Vice President
2727-A Allen Parkway
Houston, TX 77019

Robert M. Cicchi           Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence C. Cox            Vice President
2929 Allen Parkway
Houston, TX  77019

Timothy M. Donovan         Vice President
2929 Allen Parkway
Houston, TX  77019

Jay Drucker                Vice President
2929 Allen Parkway
Houston, TX  77019

Farideh N. Farrokhi        Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Royce Fithen               Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Frederick J. Garland, Jr.  Vice President
2929 Allen Parkway
Houston, TX 77019

Liza Glass                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Leo W. Grace               Vice President and Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette        Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Lori S. Guadagno           Vice President
599 Lexington Avenue
New York, NY 10022

Daniel J. Gutenberger      Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Joel H. Hammer             Vice President
32 Old Slip
New York, NY 10005

D. Leigh Harrington        Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael Harrison           Vice President
2929 Allen Parkway
Houston, TX 77019

Tim Heslin                 Vice President
2929 Allen Parkway
Houston, TX  77019

Keith C. Honig             Vice President
1 SunAmerica Center,
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard          Vice President
81411 Walnut Hill Lane
Dallas, TX 75231

S. Caitlin Irby            Vice President
2727-A Allen Parkway
Houston, TX  77019

Walter P. Irby             Vice President
2929 Allen Parkway
Houston, TX 77019

Sharla Jackson             Vice President
205 E. 10th Avenue
Amarillo, TX 79101

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Wesley E. Jarvis           Vice President
3600 Route 66
Neptune, NJ 07753

Debra H. Kile              Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Michael J. Krugel          Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Gwendolyn J. Mallett       Vice President
2727-A Allen Parkway
Houston, TX 77019

W. Larry Mask              Vice President, Real Estate Investment Officer and
2929 Allen Parkway         Assistant Secretary
Houston, TX 77019

Melvin C. McFall           Vice President
2727-A Allen Parkway
Houston, TX 77019

Lochlan O. McNew           Vice President and Investment Officer
2929 Allen Parkway
Houston, TX 77019

Beverly A. Meyer           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Candace A. Michael         Vice President
2727-A Allen Parkway
Houston, TX 77019

Michael R. Murphy          Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Davis Napoli               Vice President
3600 Route 66
Neptune, NJ 07753

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Deanna D. Osmonson         Vice President
3600 Route 66
Neptune, NJ 07753

Rembert R. Owen, Jr.       Vice President, Real Estate Investment Officer and
2929 Allen Parkway         Assistant Secretary
Houston, TX 77019

Cathy A. Percival          Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Carin M. Phelan            Vice President
2929 Allen Parkway
Houston, TX 77019

Glenn H. Plotkin           Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

John R. Rafferty           Vice President
2929 Allen Parkway
Houston, TX 77019

Debbie Runge               Vice President, Human Resources
2929 Allen Parkway
Houston, TX 77019

Carly Sanchez              Vice President and Chief Diversity Officer
2727-A Allen Parkway
Houston, TX 77019

Michael Sibley             Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires             Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton        Vice President
3051 Hollis Drive
Springfield, IL 62704

NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH DEPOSITOR
  BUSINESS ADDRESS         AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Veronica Torralba          Vice President
2727-A Allen Parkway
Houston, TX 77019

Cynthia Wieties            Vice President
2929 Allen Parkway
Houston, TX 77019

Jeffrey L. Winkelmann      Vice President
1200 N. Mayfair Road
Milwaukee, WI 53226

Lauren W. Jones            Chief Counsel - Business Lines and Assistant
2919 Allen Parkway         Secretary
Houston, TX 77019

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-12-001369, filed February 23, 2012. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company of Delaware (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) Management.

NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION

Mary Jane B. Fortin             Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX  77019

Erik A. Baden                   Director
2929 Allen Parkway
Houston, TX 77019

John Gatesman                   Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings                Executive Vice President, General Counsel and
2919 Allen Parkway              Secretary
Houston, TX 77019

Larry Blews                     Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX  77019

Robert F. Herbert, Jr.          Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires                  Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH UNDERWRITER
 BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION

Lauren W. Jones                 Assistant Secretary
2919 Allen Parkway
Houston, TX 77019

Rhonda Washington               Treasurer, Controller
2727-A Allen Parkway
Houston, TX  77019

Barbara J. Moore                Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Becky Strom                     Vice President, Chief Privacy Officer &
2727-A Allen Parkway            Anti-Money Laundering Officer
Houston, TX 77019

(c) Compensation From the Registrant.

NAME OF PRINCIPAL   NET UNDERWRITING   COMPENSATION ON EVENTS        BROKERAGE     OTHER
UNDERWRITER         DISCOUNTS AND      OCCASIONING THE DEDUCTION    COMMISSIONS    COMPENSATION
                    COMMISSIONS        OF A DEFERRED SALES LOAD
American General        0                      0                         0            0
Equity Services
Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company of Delaware at its principal executive office located at 405 King Street, Wilmington, Delaware 19801 or at American General Life Insurance Company of Delaware's Administrative Office located at 405 King Street, 4th Floor, Wilmington, Delaware 19801.

ITEM 32. MANAGEMENT SERVICES       Inapplicable

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company of Delaware hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company of Delaware.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Edward F. Bacon, Don W. Cummings and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company), certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 27th day of April, 2012.


                                    VARIABLE ACCOUNT II OF AMERICAN GENERAL LIFE
                                    INSURANCE COMPANY OF DELAWARE
                                    (Registrant)

                               BY: AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                                    (On behalf of the Registrant and itself)


                               BY:  DON W. CUMMINGS
                                    ---------------------------------
                                    DON W. CUMMINGS
                                    SENIOR VICE PRESIDENT
                                       AND CHIEF FINANCIAL OFFICER

                                    AGLD - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                   Title                                Date

                            Director, Chairman, President        April 27, 2012
MARY JANE B. FORTIN         and Chief Executive Officer
-------------------
MARY JANE B. FORTIN

                            Director, Senior Vice President      April 27, 2012
DON W. CUMMINGS             And Chief Financial Officer
---------------
DON W. CUMMINGS


                            Director                             April 27, 2012
ROBERT M. BEUERLEIN
-------------------
ROBERT M. BEUERLEIN


                            Director                             April 27, 2012
JEFFREY H. CARLSON
------------------
JEFFREY H. CARLSON


                            Director                             April 27, 2012
KYLE L. JENNINGS
----------------
KYLE L. JENNINGS

                                    AGLD - 2

                                                                       333-34199
                                                                       811-04867

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2012.

                                                 NATIONAL UNION FIRE INSURANCE
                                                 COMPANY OF PITTSBURGH, PA.



                                            BY:  SEAN T. LEONARD
                                                 ---------------------------
                                                 SEAN T. LEONARD
                                                 CHIEF FINANCIAL OFFICER
                                                   AND SENIOR VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                              Title                        Date

*PETER D. HANCOCK             Chairman and Director               April 27, 2012
 ----------------
PETER D. HANCOCK

PETER J. EASTWOOD             President and Chief Executive       April 27, 2012
 -----------------            Officer
PETER D. EASTWOOD

*JAMES BRACKEN                Director                            April 27, 2012
 -------------
JAMES BRACKEN

*JOHN Q. DOYLE                Director                            April 27, 2012
 -------------
JOHN Q. DOYLE

*DAVID NEIL FIELDS            Director                            April 27, 2012
 -----------------
DAVID NEIL FIELDS

*DAVID L. HERZOG              Director                            April 27, 2012
 ---------------
DAVID L. HERZOG

*MONIKA M. MACHON             Director                            April 27, 2012
 ----------------
MONIKA M. MACHON

*RALPH W. MUCERINO            Director                            April 27, 2012
 -----------------
RALPH W. MUCERINO

*SID SANKARAN                 Director                            April 27, 2012
 ------------
SID SANKARAN

*CHARLES E. WILLIAMSON        Director                            April 27, 2012
----------------------
CHARLES E. WILLIAMSON

*MARK T. WILLIS               Director                            April 27, 2012
 --------------
MARK T. WILLIS




* BY: SEAN T. LEONARD
      ---------------
      SEAN T. LEONARD
      ATTORNEY-IN-FACT
      (Exhibit (r)(1) to the Registration Statement)

                                  EXHIBIT INDEX

(e)(2)         Form of Supplemental Application for Life Insurance, Form No.
               14GVSUP997.

(e)(3)         Form of Subaccount Transfer Request Form.

(e)(4)         Form of Premium Allocation Form.

(e)(5)         Form of Loan/Surrender Request Form.

(e)(6)         Form of Dollar Cost Averaging Request Form.

(e)(8)         Form of Reallocation and Rebalancing Request Form.

(e)(9)         Form of Automatic Rebalancing Request.

(h)(11)(c) Form of Amendment to Fund Participation Agreements and Administrative Services Agreements between BlackRock Advisors, LLC, BlackRock Investments, LLC, BlackRock Variable Series Funds, Inc. and American General Life Insurance Company of Delaware dated January 13, 2012.

(h)(14)(b) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware.

(n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

(n)(2)         Consent of Certified Public Accountants, PricewaterhouseCoopers,
               Hong Kong.

                                       E-1